UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06722

FORWARD FUNDS

(Exact name of registrant as specified in charter)

433 California Street, 11th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

J. Alan Reid, Jr., President

Forward Funds

433 California Street, 11th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (800) 999-6809

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1 — Reports to Stockholders

The following is a copy of the report transmitted to shareholders of the Accessor Growth Fund, the Accessor Value Fund, the Accessor Small to Mid Cap Fund, the Accessor International Equity Fund, the Accessor Strategic Alternatives Fund, the Accessor Frontier Markets Fund, the Accessor High Yield Bond Fund, the Accessor Investment Grade Fixed-Income Fund, the Accessor Mortgage Securities Fund, the Accessor U.S. Government Money Fund, the Accessor Income Allocation Fund, the Accessor Income & Growth Allocation, the Accessor Balanced Allocation, the Accessor Growth & Income Allocation, the Accessor Growth Allocation and the Accessor Aggressive Growth Allocation Fund; each a series of the registrant, pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1). The report transmitted to shareholders of the Forward series has been or will be submitted in a separate Form N-CSR.

ACCESSOR

Annual Report

December 31, 2009

Alternatives Funds
Accessor Strategic Alternatives
Accessor Frontier Markets

Fixed Income Funds
Accessor High Yield Bond
Accessor Investment Grade Fixed-Income
Accessor Mortgage Securities
Accessor U.S. Government Money

Asset Allocation Funds
Accessor Income Allocation
Accessor Income & Growth Allocation
Accessor Balanced Allocation
Accessor Growth & Income Allocation
Accessor Growth Allocation
Accessor Aggressive Growth Allocation

ACCESSOR FUNDS:	Table of Contents

Accessor Funds are distributed by SEI Investments Distribution Co., Oaks, PA 19456

The report has been prepared for the general information of Accessor Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Accessor Funds’ Prospectus, which contains more complete information about Accessor Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

December 31, 2009

1

Shareholder Update	December 31, 2009

A MESSAGE FROM:	Jim O’Donnell, CFA* Chief Investment Officer

Dear Shareholder:

I recently read a market commentary that stated the ‘easy money’ has been made in the stock and bond markets. I couldn’t disagree more. I believe that the hardest money investors have ever made was over the past twelve harrowing months. While it took a high degree of fortitude to remain invested, as we look forward, there is an emerging sense that the markets have stabilized and rebounded.

As we look out over the investment and economic landscape, we believe the preponderance of indicators are beginning to turn more positive. While many pundits agree that the global economy and capital markets are recovering, what remains in doubt is the shape of the recovery. The burning question remains—what is the shape of things to come?

There are those who argue persuasively that we have entered a ‘new normal’ where the forces of the deleveraging process will be marked by a long-term desire to minimize debt rather than to maximize profits, consumption or growth. They project a dour view of paltry economic growth as far as the eye can see.

Then there are those who argue convincingly that history has shown the deeper the economic pullback, the more dynamic the rebound. They claim that deep inventory reductions coupled with pent up demand from foregone consumption, combined with fiscal and monetary stimulus, create a powerful force that catapults economic activity and corporate profits to unforeseen levels of robust growth.

The question of what comes next becomes even more confusing when it is complicated by divergent views on government deficits, currency movements, inflation threats and the forces of demographic shifts as well as globalization of trade and competition. I believe that attempting to predict the outcome of these different scenarios with any kind of certainty is fraught with peril. No doubt there will be fits and starts to the signs of recovery, as well as confirming data and non confirming data validating or invalidating these various prognostications.

At Forward, we believe that a reasoned approach to diversification is the best way to proceed. We have always maintained that asset allocation with non-correlated asset classes is the best way to maintain a strong portfolio. Coming out of a distressed period, it would be reasonable to expect to see diversification benefits improve as correlations across asset classes decline to more normal patterns. As the dust settles, local markets and different asset classes typically return to their own unique rhythms and cycles.

We remain focused on asset classes that will benefit from the continued recovery, as well as overall global growth. Past experience has shown that diversifying across various return patterns and rebalancing assets to an identified level of tolerable risk benefits investors. Of course, discussion of an appropriate allocation of assets needs to include an assessment of one’s risk tolerance and time horizon, and we believe such an evaluation is best undertaken with a financial advisor or an investment professional.

This year was a year of growth for Forward Funds. In June, we added the Kensington Funds to the Forward Funds family. These four funds—Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Select Income Fund and Forward Strategic Realty Fund—complement Forward’s extensive roster of funds and offer investors further opportunities to diversify their portfolios with income-oriented products. The portfolio management teams have built deep expertise in global

December 31, 2009	2

real estate and infrastructure—the Global Infrastructure Fund invests in companies that may benefit from economic stimulus packages and the Select Income Fund offers investors the potential to generate significant income with a focus on REIT preferred equities.

Additionally, our ongoing conversations with investment professionals have uncovered the need for products that allow investors to be more nimble and tactical in asset allocation decisions. In response, Forward launched the Forward Tactical Growth Fund which has broad latitude in being able to position itself long or short in response to changing market dynamics. We invite you to learn more about our new funds at www.forwardfunds.com.

We remain deeply committed to helping our shareholders attain true portfolio diversification and achieve their long-term financial goals. We believe that transparent practices give our investors access to the information they need to make important investment decisions. I invite you to review the information in this report and the performance of the Forward Funds in 2009, and thank you for the continued confidence that you place in our Funds.

Best regards,

Jim O’Donnell, CFA*

Chief Investment Officer

Forward Management, LLC

The statements and opinions expressed herein are those of the author and should not be considered investment advice.

You should consider the investment objectives, risks, charges and expenses of the Accessor Funds carefully before investing. A prospectus with this and other information may be obtained by calling (800) 882-9612 or by downloading one from www.accessor.com. It should be read carefully before investing.

REIT funds will be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic sector. Risks also include declines in the value of real estate, general and economic conditions.

Certain of the Funds will invest in lower-rated debt securities and may utilize derivatives for hedging purposes.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results.

Forward Funds are distributed by ALPS Distributors, Inc.

Not FDIC Insured | No Bank Guarantee | May Lose Value

* Jim O’Donnell has earned the right to use the Chartered Financial Analyst designation CFA Institute marks are trademarks owned by the CFA Institute.

3	December 31, 2009

Accessor Growth Fund

Government support was the key driver of equity market performance and the S&P 500/Citigroup Growth Index in 2009. Heading into March, the economy was facing the highest unemployment in 25 years, with ten of the twelve Federal Reserve Districts reporting deteriorating economic conditions, and the banking system reporting continued weakening in the credit quality of businesses and households. These economic conditions negatively impacted stock market returns, as the S&P 500 Index fell over 22% from January 1, 2009 to March 9, 2009. Through federal government stimulus (both monetary and fiscal), corporate bailouts, and accounting rule changes, the government effectively supported the economy and reversed the stock market decline. While the economy did stabilize after March, and GDP (gross domestic product) did grow in the third quarter, the growth in 2009 was significantly supported by government intervention, setting the stage for a period of modestly below-trend economic growth in the future.

The concerted effort by the government to prop up the economy encouraged extraordinary risk-taking in companies previously believed to be on the brink of failure. As a result stocks of the lowest quality companies with the worst near term earnings prospects performed the best after the March bottom. Conversely, share prices of companies with the most sustainable earnings growth prospects recovered, but at far lesser rate.

This impact is best captured by looking at stock performance after an earnings announcement. Historically, companies reporting earnings greater than expectations have superior price performance when compared to companies that disappoint investors. Following the early March lows companies reporting a large negative surprise (an earnings miss greater than 5%) performed better than companies reporting a marginal positive surprise (an earnings beat defined as >0% to 5%). In fact, even companies reporting marginal negative surprises (an earnings miss defined as -5% to <0%) performed better than marginal positive surprise companies.

Smith Asset Management Group, L.P. (the “Smith Group”), the Accessor Growth Fund’s (the “Fund”) sub-advisor, employs a part quantitative and part fundamental investment process. This process attempts to identify companies that are able to consistently deliver better than expected earnings growth. These are typically companies with conservative accounting policies and solid corporate governance practices.

For the year, the Accessor Growth Fund’s Institutional Class shares returned 26.7% and its benchmark index, the S&P 500/Citigroup Growth Index, returned 31.6%. For the year, the majority of the underperformance occurred in the second quarter. The factors involved included underperformance of high financial quality and earnings quality companies, underperformance of low risk companies, and underperformance of high earnings stability and high earnings momentum companies. The underperformance was primarily due to stock selection, not asset allocation.

December 31, 2009	4

Accessor Growth Fund

Weightings by Sector as a Percentage of Total Investments as of December 31, 2009

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund(1)

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicated what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

5	December 31, 2009

Accessor Growth Fund

Accessor Growth Fund

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return
Institutional Class	26.72%	0.01%	-3.97%	7.40%	08/24/92

Investor Class	26.21%	-0.16%	-4.27%	-0.48%	07/01/98

C Class (without load)(a)	25.58%	-0.96%	N/A	3.43%	12/30/02

C Class (load adjusted)(b)	24.58%	-0.96%	N/A	3.43%	12/30/02

Z Class(c)	N/A	N/A	N/A	24.23%	05/05/09

(1) For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.

(a) Excludes the 1.00% contingent deferred sales charge.

(b) Includes the 1.00% contingent deferred sales charge.

(c) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy. The S&P 500/Citigroup Growth Index is an unmanaged index of growth stocks in the S&P 500. Large capitalization growth stocks are the stocks within the S&P 500 that generally have high expected earnings growth and higher than average price-to-book ratios. Investors cannot invest in an index, and the return of an index does not reflect the deduction of any fees or other expenses.

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. Effective September 1, 2008, the 2% Redemption Fee on all Accessor Funds was eliminated. Performance data does not reflect the deduction of this non-recurring fee, and if reflected, the fee would reduce the performance quoted. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graph compares a $10,000 investment made in the Institutional Class of the Fund. The graph and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit www.accessor.com.

December 31, 2009	6

Accessor Value Fund

The beginning of the year was marked by extreme risk aversion and market distress amid historic volatility, driven in part by deleveraging and forced outflows from hedge funds, mutual funds and trading desks. The first two months of the year saw a sharp dip in the equity market, as investors fled to the safety of U.S. Treasuries and other liquid assets amid dismal Q408 earnings announcements and mounting concern over employment, the housing market, and consumer spending. This suddenly shifted, however, to more favorable equity results beginning in March 2009, accompanied by a dramatic reversal in market sentiment. Investors moved rapidly from avoiding risk at all cost to adding some of the riskiest stocks to their portfolios, as they sought bargains in anticipation of an economic and financial market rebound. This focus on lower-quality stocks with depressed share prices sparked a “junk rally” in which many quantitative factors, especially momentum, severely underperformed.

Over the summer, narrow market conditions prevailed, with the leading stocks tending to be the worst performers of late 2008 and early 2009. These securities rose appreciably, many making double-digit gains from March through September. At the same time, signs of global economic recovery increased as corporate profits exceeded the market’s reduced expectations supporting investors’ appetite for risk and cheapness at the expense of earnings and financial quality. Investor focus began to shift in October and November from demand for the cheapest of value stocks to earnings as a key driver of stock attractiveness. Risk conditions began to stabilize under renewed attention to fundamentals, though market leadership remained quite narrow. Quantitative factor results remained highly mixed.

Overall, 2009 ended on an upbeat note with as the S&P 500 Index returned 26.5% in U.S. dollars. This broad result, however, masked high volatility and extraordinarily bifurcated markets with regard to the kind of stocks that drove returns. As a result of these conditions, we are now seeing a very wide spread of factor data, with many stocks very attractively valued relative to peers. These typically are favorable conditions for disciplined active stock selection.

Acadian Asset Management, the Accessor Value Fund’s (the “Fund”) sub-advisor, employs a quantitative investment process. This process analyzes valuations, earnings, size and momentum at an individual stock level, as well as relative to an industry peer group, in order to forecast an expected return.

For the year, the Accessor Value Fund’s Institutional Class shares returned 17.1% and its benchmark index, the S&P 500/Citigroup Value Index, returned 21.2%. The dominant themes of low quality and distressed assets during the year hurt the Fund’s overall performance. Sector allocations drove losses, offsetting modest gains from stock selection. The combination of underweight positions in the Consumer Discretionary and Utilities sectors, and overweighting in the Energy sector detracted from performance. Successful overweighting in Materials, Information Technology and Health Care, along with positive stock selection in the Consumer Discretionary, Consumer Staples, Materials and Health Care sectors helped offset some underperformance.

7	December 31, 2009

Accessor Value Fund

Weightings by Sector as a Percentage of Total Investments as of December 31, 2009

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund(1)

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicated what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2009	8

Accessor Value Fund

Accessor Value Fund

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return
Institutional Class	17.13%	-1.89%	-0.30%	6.66%	08/24/92

Investor Class	16.60%	-2.33%	-0.74%	-0.20%	07/01/98

C Class (without load)(a)	16.05%	-2.86%	N/A	3.51%	12/30/02

C Class (load adjusted)(b)	15.05%	-2.86%	N/A	3.51%	12/30/02

Z Class(c)	N/A	N/A	N/A	24.44%	05/05/09

(1) For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.

(a) Excludes the 1.00% contingent deferred sales charge.

(b) Includes the 1.00% contingent deferred sales charge.

(c) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

The S&P 500/Citigroup Value Index is an unmanaged index of value stocks in the S&P 500. Large capitalization value stocks are the stocks within the S&P 500 that generally are priced below the market average based on earnings and lower than average price-to-book ratios. Investors cannot invest in an index, and the return of an index does not reflect the deduction of any fees or other expenses.

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. Effective September 1, 2008, the 2% Redemption Fee on all Accessor Funds was eliminated. Performance data does not reflect the deduction of this non-recurring fee, and if reflected, the fee would reduce the performance quoted. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graph compares a $10,000 investment made in the Institutional Class of the Fund. The graphs and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit www.accessor.com.

9	December 31, 2009

Accessor Small to Mid Cap Fund

While several major themes drove performance in 2009, perhaps the most notable was the extreme volatility of factor behavior. The first quarter marked a period of continued S&P 500 decline from the market high of October 9, 2007, to the low on March 9, 2009. However, beginning in first quarter 2009 we observed a shift in investor attitude toward riskier assets, which facilitated the dramatic turnaround in the performance of lower quality/distressed stocks. This, in turn, led to the broad market rally. Finally, in the last three months of the year, investor preference shifted from low quality/turnaround stocks to a new phase of cautious optimism consistent with the early stages of a recovery in which investors are focused on real return and growth. Once again, risk was re-priced as investor focus shifted away from higher risk stocks toward higher quality issues with solid growth prospects.

In the small and mid cap stock universe, retail and semiconductors were among the strongest performing industries in 2009. Bank stocks declined in 2009 and were among the worst performers in the fourth quarter as investor concerns over financials persisted. Regarding fundamental factors, risk was rewarded throughout most of the year with factors such as distress, beta and zero yield (non-dividend paying) being among the strongest performers. While beta continued to be rewarded in the fourth quarter, other factor returns indicated that a preference for risky assets subsided and investors instead began to reward higher quality growth stocks.

Los Angeles Capital Management (“LA Capital”), the Accessor Small to Mid Cap Fund’s (the “Fund”) sub-advisor, employs a quantitative process based on investor preference theory. The model generates 20 dynamic alpha model factors that attempt to discern the different factors that are driving equity returns in the current market environment.

For the year, the Accessor Small to Mid Cap Fund’s Institutional Class shares returned 32.9% and the benchmark index, the Dow Jones Wilshire 4500 Completion Index, returned 37.4%. The Fund benefited from overweights to Retail and Technology while underweights to Software and Services, and Capital Goods detracted from return. While lower exposure to stocks with strong price momentum and a tilt toward stocks with higher price to earnings (PE) ratios added value in 2009, this was offset by the Fund’s higher quality bias which impaired performance in March and into the second quarter. Specifically, the Fund’s underweight to more risky, distressed assets and companies that do not pay dividends—both of which rallied strongly throughout the year in accordance with the low quality reversal—detracted from returns.

Beta: The beta (ß) of a stock or portfolio is a number describing the relation of its returns with that of the financial market as a whole.

December 31, 2009	10

Accessor Small to Mid Cap Fund

Weightings by Sector as a Percentage of Total Investments as of December 31, 2009

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund(1)

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicated what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

11	December 31, 2009

Accessor Small to Mid Cap Fund

Accessor Small to Mid Cap Fund

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return
Institutional Class	32.90%	-0.21%	0.14%	8.58%	08/24/92

Investor Class	32.32%	-0.66%	-0.31%	2.08%	06/24/98

C Class (without load)(a)	31.66%	-1.20%	N/A	6.80%	12/30/02

C Class (load adjusted)(b)	30.66%	-1.20%	N/A	6.80%	12/30/02

Z Class(c)	N/A	N/A	N/A	26.43%	05/05/09

(1) For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.

(a) Excludes the 1.00% contingent deferred sales charge.

(b) Includes the 1.00% contingent deferred sales charge.

(c) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

When investing in small cap stocks you will notice greater fluctuations in market value.

The Dow Jones Wilshire 4500 Completion Index is an unmanaged index of stocks of medium and small capitalization companies not in the S&P 500. Investors cannot invest in an index, and the return of an index does not reflect the deduction of any fees or other expenses.

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. Effective September 1, 2008, the 2% Redemption Fee on all Accessor Funds was eliminated. Performance data does not reflect the deduction of this non-recurring fee, and if reflected, the fee would reduce the performance quoted. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graph compares a $10,000 investment made in the Institutional Class of the Fund. The graph and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit www.accessor.com.

December 31, 2009	12

Accessor International Equity Fund

It was a rewarding year for equity investors, with many major indices posting significant gains for the year. Market risk was very profitable as high beta, small cap and emerging market stocks posted the strongest relative returns. Confidence in the global recovery, coupled with a favorable global monetary policy, propelled investor demand for equities, particularly attractive or cyclical and depressed financial names. The last quarter saw a change to the risk rally that began in March, as earnings quality and price momentum gained prominence and drove the market through the end of the year.

Lazard Asset Management (“Lazard”), the Accessor International Equity Fund’s (the “Fund”) sub-advisor, utilizes a long-only quantitative strategy with a process that seeks opportunity in four different areas: discounted valuations, underappreciated growth, investor momentum and sustainable quality. Unlike many quantitative strategies, Lazard’s process is dynamic and continually evolving. The quantitative team is supported by a global fundamental research team and global team of traders.

Lazard’s stock evaluation models experienced significant rotation in effectiveness throughout the year. In the first two months, market sentiment indicators were the best performing factors as price momentum and analyst sentiment provided positive discrimination. With the very strong “junk” rally from March to September, value (attractively priced) stocks did exceptionally well almost without regard to any other measure including quality, growth or sentiment. The fourth quarter saw a return to “balance” in factor family effectiveness—value underperformed modestly, and quality and sentiment measures helped drive Fund performance. The large disparity—measured in terms of quintile spreads—in model effectiveness that was prevalent in the middle part of the year dissipated along with high levels of market volatility.

The Fund benefited from strong stock selection in the final quarter of 2009. For the year, the Accessor International Equity Fund’s Institutional Class shares returned 37.0% and the benchmark index, the MSCI EAFE + EM Index, returned 40.4%. Consistent with Lazard’s approach, relative returns were primarily driven by stock selection, with primary drivers in Utilities and Autos. Holdings in the Oil and Gas, and Telecommunication industries detracted from performance.

13	December 31, 2009

Accessor International Equity Fund

Weightings by Sector as a Percentage of Total Investments

as of December 31, 2009

These allocations may not reflect the current or future position of the portfolio.

Weightings by Country as a Percentage of Total Investments

as of December 31, 2009

These allocations may not reflect the current or future position of the portfolio.

December 31, 2009	14

Accessor International Equity Fund

Growth of $10,000 Investment in the Fund(1)

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicated what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Accessor International Equity Fund

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return
Institutional Class	37.02%	2.37%	-1.51%	4.52%	10/03/94

Investor Class	36.57%	1.92%	-1.94%	1.38%	07/06/98

C Class (without load)(a)	35.77%	1.34%	N/A	7.66%	12/30/02

C Class (load adjusted)(b)	34.77%	1.34%	N/A	7.66%	12/30/02

Z Class(c)	N/A	N/A	N/A	35.54%	05/05/09

(1) For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.

(a) Excludes the 1.00% contingent deferred sales charge.

(b) Includes the 1.00% contingent deferred sales charge.

(c) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

By investing in international stocks you will be subjected to currency fluctuations and political and economic instability. Investments in securities of emerging involves potential risks relating to political and economic uncertainties. Under certain market conditions, these securities could be considered less liquid.

The MSCI EAFE + EM Index (formerly the MSCI EAFE + EMF Index) is an unmanaged index of 46 developed (excluding the United States and Canada) and emerging market countries, including Japan, the United Kingdom, Germany and France. Investors cannot invest in an index, and the return of an index does not reflect the deduction of any fees or other expenses.

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. Effective September 1, 2008, the 2% Redemption Fee on all Accessor Funds was eliminated. Performance data does not reflect the deduction of this non-recurring fee, and if reflected, the fee would reduce the performance quoted. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graph compares a $10,000 investment made in the Institutional Class of the Fund. The graph and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit www.accessor.com.

15	December 31, 2009

Accessor Strategic Alternatives Fund

Volatility defined the year, beginning with sharp market declines until the S&P 500’s bottom on March 9. The subsequent bull market, led by record calendar-year returns in the high yield and emerging market indices, helped investors recoup some of 2008 losses as the global economy emerged from recession. Much of the market recovery can be attributed to government intervention as policy decisions—both monetary and fiscal—supported the economy and reversed stock market declines. Many of the issues concerning investors in the end of 2008, such as liquidity concerns and systemic failures, were addressed in 2009 with interbank lending falling to exceptionally low levels and global monetary policy loosening money supply. Government intervention, in the form of rescue programs such as the Troubled Asset Relief Program (TARP) and “Cash for Clunkers” targeting troubled industries, helped ease concerns of a global depression and 2009 ended strongly, with the S&P 500 Index up 26.5% on the year.

Alternative assets in 2009 reacted differently to the year’s themes. Carry trade strategies were up, though returns were modest in comparison to equity markets. Global interest rates were depressed throughout the year offering little opportunity for carry trade strategies with few high yielding currencies in which to invest. Commodities enjoyed a positive year as well with the DJ UBS Commodity Index returning nearly 19%, though it trailed the S&P 500 Index on the year. Investment in real estate was rewarded in 2009 as international real estate rose 40.1% as measured by the Dow Jones Global ex U.S. Real Estate Index, outpacing its domestic counterpart, as well as the S&P 500 Index.

Forward Management manages the Accessor Strategic Alternatives Fund (the “Fund”), which seeks to provide investors with exposure to assets that exhibit low historical correlations with global stocks and bonds. The Fund primarily invests in commodities, currencies and real estate to achieve its objective. Despite rising correlations between most asset classes, the Fund was able to help diversify investor portfolios by providing exposure to assets with different risk characteristics than typical global stocks and bonds.

For the year, the Accessor Strategic Alternatives Fund’s Institutional Class returned 12.2% and the composite benchmark, 50% S&P 500 Index/50% Barclays Capital U.S. Aggregate Bond Index, returned 16.3%. The Fund’s underperformance can be attributed to weak performance in the Fund’s commodity exposure. In a year where long commodities were up 18.9%, as measure by the DJ UBS Commodity Index, the Fund’s commodity exposure was linked to the S&P Commodity Trend Index, a long/short commodity index. In contrast to a long only strategy, the Fund’s commodity exposure returned -8.6% in 2009, the primary detractor to performance. The currency exposure in the Fund had positive return but lagged the blended benchmark, further detracting from performance. With global interest rates near zero, few carry trade strategies were additive to returns. On a bright note, the Fund’s investment in real estate helped mitigate much of the performance. Domestic real estate as an asset class rebounded from its precipitous drop in 2008 to return 24.9% in 2009, as measured by the Cohen & Steers Realty Majors Index. International real estate fared even better. Buoyed by positive currency movements, international Real Estate Investment Trusts (REITS), as measured by the Dow Jones Global ex US Real Estate Index, was up 40.1% for the year.

December 31, 2009	16

Accessor Strategic Alternatives Fund

Weightings by Sector as a Percentage of Total Investments as of December 31, 2009

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund(1)

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicated what $50,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

17	December 31, 2009

Accessor Strategic Alternatives Fund

Accessor Strategic Alternatives Fund

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return
Institutional Class	12.19%	N/A	N/A	-1.40%	01/30/08

Investor Class	12.34%	N/A	N/A	12.34%	12/31/08

Z Class(a)	N/A	N/A	N/A	17.35%	05/05/09

(1) For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.

(a) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index which represents securities that are U.S. domestic, taxable and dollar denominated. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy. The composite index is a hypothetical index constructed by Forward Management, which consists of 50% Barclays Capital U.S. Aggregate Bond Index and 50% S&P 500 Index. Investors cannot invest in an index, and the return of an index does not reflect the deduction of any fees or other expenses.

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graph compares a $10,000 investment made in the Institutional Class of the Fund. The graph and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month end performance, call (800) 759-3504 or visit www.accessor.com.

December 31, 2009	18

Accessor Frontier Markets Fund

Volatility defined the year, beginning with sharp market declines until the S&P 500’s bottom on March 9. The subsequent bull market, led by record calendar-year returns in the high yield and emerging market indices, helped investors recoup some of 2008 losses as the global economy emerged from recession. Much of the market recovery can be attributed to government intervention as policy decisions—both monetary and fiscal—supported the economy and reversed stock market declines. Many of the issues concerning investors in the end of 2008, such as liquidity concerns and systemic failures, were addressed in 2009 with interbank lending falling to exceptionally low levels and global monetary policy loosening money supply. Government intervention, in the form of rescue programs such as TARP and “Cash for Clunkers” targeting troubled industries, helped ease concerns of a global depression and 2009 ended strongly, with the S&P 500 Index up 26.5% on the year.

Frontier market countries had a wide range of success in 2009. The largest components of the MSCI Frontier Markets Index, the Gulf Cooperation Council (GCC) countries such as Kuwait, Qatar, Oman, and Bahrain, as measured by the MSCI GCC Countries ex Saudi Arabia Index, returned a modest 4.7% compared to the broad MSCI Frontier Markets Index, which was up 11.6% in 2009. Some of this can be attributed to the credit crisis experienced by the United Arab Emirates in late 2009, as a major government-owned company in Dubai announced it would seek to restructure its outstanding debt. Fearing that this news could be the harbinger for a credit crisis in neighboring countries, markets quickly dropped and credit default swaps (CDS) spreads rose. However, while GCC countries are the largest component of the broad index, the remaining countries were unaffected by this news, a benefit to the asset class. For 2009, the MSCI Pakistan Index was up 88.9%, the MSCI Vietnam Index was up 31.7%, and the MSCI Sri Lanka Index was up 190.8%.

Forward Management manages the Accessor Frontier Markets Fund (the “Fund”), which was launched on December 31, 2008. The Fund’s primary goal is to provide comprehensive exposure to the frontier markets asset class through the use of structured products, ETF’s and individual equities designed to deliver the returns of the frontier markets. The Fund’s benchmark, the MSCI Frontier Markets (MSCI FM) Index, consists of 25 countries in five geographic regions—the Middle East, Asia, Africa, Latin America and Eastern Europe.

For the year the Accessor Frontier Markets Fund’s Institutional Class returned 2.9% and the benchmark index, the MSCI Frontier Markets Index, returned 11.6%. The largest portion of underperformance can be attributed to difficulties inherent with investing in the frontier markets, which can include liquidity, breadth and accessibility. Additionally, the Fund carried an overweight to GCC countries, which were among the worst performers in the broad index. An underweight to Nigeria was additive and mitigated some underperformance. Finally, an underweight for much of the year to some of the best performing countries, such as Sri Lanka and Pakistan, contributed to some underperformance in 2009.

A credit default swap (CDS) is a swap designed to transfer the credit exposure of fixed income products between parties. The buyer of a credit swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the product. By doing this, the risk of default is transferred from the holder of the fixed income security to the seller of the swap.

19	December 31, 2009

Accessor Frontier Markets Fund

Weightings by Sector as a Percentage of Total Investments as of December 31, 2009

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund(1)

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicated what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2009	20

Accessor Frontier Markets Fund

Accessor Frontier Markets Fund

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return
Institutional Class	2.89%	N/A	N/A	2.89%	12/31/08

Investor Class	3.03%	N/A	N/A	3.03%	12/31/08

Z Class(a)	N/A	N/A	N/A	13.86%	05/05/09

(1) For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.

(a) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graph compares a $10,000 investment made in the Institutional Class of the Fund. The graph and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month end performance, call (800) 759-3504 or visit www.accessor.com.

21	December 31, 2009

Accessor High Yield Bond Fund

At the beginning of 2009, we were in the midst of the “great recession,” which plunged the global economy into sharp contraction, especially notable throughout most of the developed world. This was the ‘best advertised’ recession of our lifetime. The near meltdown in the financial sector sent a clear message to corporate leadership that the name of the game is “survival,” and most industries took measures to cut costs and preserve liquidity as quickly as possible. Massive layoffs and wage cuts, as well as inventory reductions immediately followed. Consequently, consumers were no longer the engine of the economy due to lack of job security and a focus on balance sheet repair as both real estate values and financial assets declined sharply. The demand side of the economy was left to the government, which was already strained by massive deficit spending tied to the financial sector rescue. This also meant that there was substantial political uncertainty for many businesses to deal with.

Global markets bottomed in early March after an additional sharp decline. During the second quarter the first signs of economic stabilization appeared and investors were more confident that nationalization of the financial sector was unlikely except for Fannie Mae and Freddie Mac. For the remainder of the year we saw a continuing improvement in the prospects for economic recovery. While economists and investors are more optimistic in their outlook for the economy, great challenges remain. These include high unemployment, tight credit, massive budget deficits at national and local governments, high foreclosure rates and an expected rise in interest rates and taxes. In order for the recovery to be sustainable, we will need to see improvement in business sentiment and significant job creation in the private sector.

The high yield market had a mixed and volatile first quarter of 2009, hitting bottom in early March. Subsequent gains helped the high yield market end the year on a high note beating all other major asset classes. High yield security spreads-to-treasuries tightened by 1172 basis points in 2009, and ended the year at a spread of 640 basis points. Investors took advantage of strong momentum and great valuations in the asset class, as high yield funds saw inflows of over $31 billion for the year. The primary market was prolific with 408 new issues priced totaling over $180 billion, a new record by a wide margin. Close to 80% of new issuance refinanced existing debt including leveraged loans to relieve tight covenants. The high yield asset class grew close to 20% to over $1.1 trillion, another new record, taking market share from leveraged loans. The default rate by par amount reached 10.2% and 12.0% when including distressed exchanges. Recovery rates were a low 22% of par.

The formula for relative performance during the year across all asset classes—especially the high yield space—was to reach for maximum risk. Performance during the year was dominated by the lowest quality securities. Hence, CCC’s doubled in value, while defaulted securities nearly tripled. Outperforming industries in high yield in 2009 included Financials, Media, Retail, Home Builders, Technology and Automobiles. Notable underperformers included Telecommunications, Health Care, Paper/packaging, Cable and Utilities. The change within the Financial sector was most notable last year, as Financials grew from an insignificant low single digit portion of the index to about 10%—dominated by financial hybrids of companies such as AIG and Citigroup offering equity plays on stressed financial institutions.

First Western Asset Management (“First Western”), the High Yield Bond Fund’s (the “Fund”) sub-advisor, acquired the former sub-advisor, Financial Management Advisors, in 2008. First Western

December 31, 2009	22

Accessor High Yield Bond Fund

selects debt securities on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. The selection process looks primarily for companies whose prospects are stable or improving, and whose bonds offer attractive yield.

For the year, the Accessor High Yield Bond Fund’s Institutional Class shares, returned 40.4% and the benchmark index, the Merrill Lynch U.S. High Yield Master II Index, returned 57.5%. The primary driver of Fund underperformance was an underweighting of distressed and other low quality securities. Beta was the dominant factor in returns, while traditional security selection was of relatively little significance. Notable underperformance by industry is attributable to underweighting the lowest quality names in the Financials, Media, Retail, Gaming and Metals/mining industries while overweighting Health Care and Utilities. This was somewhat mitigated by beneficial weighting and selection in Energy and security selection in Automobiles.

23	December 31, 2009

Accessor High Yield Bond Fund

Weightings by Sector as a Percentage of Total Investments as of December 31, 2009

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund(1)

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicated what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2009	24

Accessor High Yield Bond Fund

Accessor High Yield Bond Fund

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return
Institutional Class	40.36%	4.79%	N/A	6.25%	05/01/00

Investor Class	39.61%	4.48%	N/A	5.85%	05/01/00

C Class (without load)(a)	39.12%	3.78%	N/A	6.99%	12/30/02

C Class (load adjusted)(b)	38.12%	3.78%	N/A	6.99%	12/30/02

Z Class(c)	N/A	N/A	N/A	21.52%	05/05/09

(1) For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.

(a) Excludes the 1.00% contingent deferred sales charge.

(b) Includes the 1.00% contingent deferred sales charge.

(c) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

By investing in high yield bonds you will be subjected to greater price volatility based on fluctuations in issuer and credit quality.

The Merrill Lynch U.S. High Yield Master II Index tracks the performance of below-investment grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market. Investors cannot invest in an index, and the return of an index does not reflect the deduction of any fees or other expenses.

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. Effective September 1, 2008, the 2% Redemption Fee on all Accessor Funds was eliminated. Performance data does not reflect the deduction of this non-recurring fee, and if reflected, the fee would reduce the performance quoted. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graph compares a $10,000 investment made in the Institutional Class of the Fund. The graph and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit www.accessor.com.

25	December 31, 2009

Accessor Investment Grade Fixed-Income Fund

Policy responses to the financial crisis and economic downturn that began in the second half of 2008 helped stabilize the global economy in 2009. The Federal Reserve injected liquidity into the economy via purchases of Treasury securities. Other policies bolstered non-Treasury markets, including increased Fed purchases of Agency mortgage-backed securities and the anxiously awaited introduction of two U.S. Treasury programs designed to induce private investment back into securitized debt obligations. The Term Asset-Backed Securities Loan Facility (TALF) and the Public-Private Investment Program (PPIP) provided comfort to the CMBS market. Yields on Treasuries generally rose in 2009 as risk appetites revived, stemming demand for Treasuries and other sovereign bonds. Non-Treasury assets, like Investment Grade Credit and High Yield, gained in the fourth quarter—and for all of 2009—as government policies helped push investors out of cash and toward higher yielding, riskier assets.

Pacific Investment Management Company (“PIMCO”), the Accessor Investment Grade Fixed-Income Fund’s (the “Fund”) sub-advisor, utilizes a blend of macro-economic analysis and individual security selection to guide portfolio construction. The process emphasizes capital preservation and thorough risk-versus-reward analysis.

For the year, the Accessor Investment Grade Fixed-Income Fund’s Institutional Class shares returned 10.7%, and the benchmark index, the Barclays Capital U.S. Government/Credit Index returned 4.5%. Above-benchmark duration exposure was negative for performance as rates rose throughout the year. The 10-year Treasury yield rose by 163 bps during the year. Curve strategies, with a focus on the front end of the yield curve, helped performance as the curve between 2-year and 30-year Treasuries steepened 160 bps during the year. Out-of-benchmark allocations to both agency mortgages and CMBS contributed to returns. Agency MBS continued their powerful rally, outperforming Treasuries for the year, as the Fed purchased securities to keep mortgage rates low and extended the mortgage purchase program to first quarter 2010. Mortgage yield premiums have compressed to the narrowest levels ever seen versus interest rate swaps. CMBS spreads also tightened, supported by the Government’s TALF and PPIP programs, which added liquidity. Finally, exposure to select financial institutions enhanced returns as these securities continued to benefit from supportive government policies and access to the private sector capital markets.

December 31, 2009	26

Accessor Investment Grade Fixed-Income Fund

Weightings by Sector as a Percentage of Total Investments

as of December 31, 2009

These allocations may not reflect the current or future position of the portfolio.

Credit Quality as of 12/31/09
U.S. Government and Agency	61.04%

AAA	6.40%

AA	7.90%

A	16.40%

BBB	4.92%

BB	1.37%

CCC	0.76%

CC	0.04%

D	0.02%

NR	1.15%

100.00%

Average Credit Quality	A+

These allocations may not reflect the current or future position of the portfolio.

27	December 31, 2009

Accessor Investment Grade Fixed-Income Fund

Growth of $10,000 Investment in the Fund(1)

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicated what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Accessor Investment Grade Fixed-Income Fund

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return
Institutional Class	10.69%	3.78%	5.72%	5.60%	06/15/92

Investor Class	10.12%	3.33%	5.23%	4.56%	07/14/98

Class C (without load)(a)	9.62%	2.73%	N/A	2.90%	12/30/02

Class C (load adjusted)(b)	8.62%	2.73%	N/A	2.90%	12/30/02

Class Z(c)	N/A	N/A	N/A	11.56%	05/05/09

(1) For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.

(a) Excludes the 1.00% contingent deferred sales charge.

(b) Includes the 1.00% contingent deferred sales charge.

(c) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

When investing in bond funds, you are subject, but not limited to, the same interest rate, inflation and credit risks associated with the underlying bonds owned by the Fund. Return of principal is not guaranteed.

The Barclays Capital U.S. Government/Credit Index is an unmanaged index of fixed-rate government and corporate bonds rated investment grade or higher. Investors cannot invest in an index, and the return of an index does not reflect the deduction of any fees or other expenses.

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. Effective September 1, 2008, the 2% Redemption Fee on all Accessor Funds was eliminated. Performance data does not reflect the deduction of this non-recurring fee, and if reflected, the fee would reduce the performance quoted. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graph compares a $10,000 investment made in the Institutional Class of the Fund. The graph and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit www.accessor.com.

December 31, 2009	28

Accessor Mortgage Securities Fund

Policy responses to the financial crisis and economic downturn that began in the second half of 2008 helped stabilize the global economy in 2009. The Federal Reserve (Fed) injected liquidity into the economy via purchases of U.S. Treasury securities. Other policies bolstered non-Treasury markets, including increased Fed purchases of Agency mortgage-backed securities, and the anxiously awaited introduction of two U.S. Treasury programs designed to induce private investment back into securitized debt obligations. The Term Asset-Backed Securities Loan Facility (TALF) and the Public-Private Investment Program (PPIP) provided comfort to the Commercial Mortgage-Backed Securities (CMBS) market. Yields on Treasuries generally rose in 2009 as risk appetites revived, stemming demand for Treasuries and other sovereign bonds. Non-Treasury assets, like Investment Grade Credit and High Yield, gained in the fourth quarter—and for all of 2009—as government policies helped push investors out of cash and toward higher yielding, riskier assets.

We enter 2010 with a healthy dose of uncertainty regarding the future of the agency MBS market. The market is focused on the imminent completion of many official intervention programs at the end of first quarter 2010 and the implication this has for mortgage spreads as the year progresses. In the meantime, however, the Fed still has approximately $140 billion in capital that it can allocate to the sector. This should help remove the majority of the supply during the quarter, and with the help of yield buyers looking to put growing cash reserves to work at higher current yields, should help cushion near-term spread performance. Moreover, the U.S. Treasury announcement in late December that raised the potential government support for Fannie Mae and Freddie Mac, while significantly increasing the 2010 portfolio cap for the agencies, should be a longer term positive for the MBS market. The announcement eliminates the overhang of potential government sponsored enterprises (GSE) selling while potentially allowing for a more orderly transition to the end of direct government intervention. In addition, it positions the agencies to step in as an alternative source of mortgage duration demand should the need exist.

BlackRock Financial Management, Inc. (“BlackRock”), the Fund’s sub-adviser, employs a part quantitative and part fundamental investment process. BlackRock’s investment philosophy and process centers around four key principles: (1) controlled duration (controlling sensitivity to interest rates); (2) relative value sector rotation and security selection (analyzing a sector’s and a security’s impact on the overall portfolio); (3) rigorous quantitative analysis to security valuation (mathematically analyzing a security’s value); and (4) quality credit analysis (analyzing a security’s credit quality).

While agency MBS outperformed similarly-dated Treasuries by 495 bps in 2009 (BarCap MBS Index vs the BarCap Treasury Index), non-agencies contributed to most of the positive gains in the portfolio. Yields have grinded tighter across the sector. Some of the 15-year and 30-year prime bonds are trading at approximately 4.5% to 5% yields and we think it is reasonable to reduce risk in this sector at this point. The Alt-A and sub-prime sectors offer much more value at this stage and we continue to hold our positive stance on the both.

For the year, the Accessor Mortgage Securities Fund’s Institutional Class shares returned 10.8%, and the benchmark index, the Barclays Capital Mortgage-Backed Securities Index, returned 5.9%. Positive contributions to the Fund came from an underweight to 30-year and 15-year pass-through mortgages, as spreads widened over the course of the year. Also, longer duration—coupled with a yield curve steepening bias—led to significant gains as demand for Treasuries was strong. The Fund’s position in

29	December 31, 2009

Accessor Mortgage Securities Fund

prime non-agency mortgages detracted from performance during the year. Non-agency mortgages were volatile in 2009 and only reached some form of stability in the month of December.

A mortgage-backed security (MBS) is an asset-backed security whose cash flows are backed by the principal and interest payments of a set of mortgage loans. Payments are typically made monthly over the lifetime of the underlying loans.

The Term Asset-Backed Securities Loan Facility (TALF) is the name of a program created by the US Federal Reserve (the Fed), announced on November 25, 2008 to assist the credit markets in accommodating the credit needs of consumers and small businesses by facilitating the issuance of asset-backed securities (ABS) and improving the market conditions for ABS more generally.

December 31, 2009	30

Accessor Mortgage Securities Fund

Weightings by Sector as a Percentage of Total Investments as of December 31, 2009

These allocations may not reflect the current or future position of the portfolio.

Credit Quality as of 12/31/09
U.S. Government and Agency	85.34%

AAA	8.25%

AA	1.79%

A	1.38%

BBB	0.31%

B	2.54%

CCC	0.39%

100.00%

Average Credit Quality	AAA

These allocations may not reflect the current or future position of the portfolio.

31	December 31, 2009

Accessor Mortgage Securities Fund

Growth of $10,000 Investment in the Fund(1)

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicated what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Accessor Mortgage Securities Fund

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return
Institutional Class	10.80%	4.77%	5.65%	5.86%	05/18/92

Investor Class	10.31%	4.32%	5.18%	4.79%	07/08/98

C Class (without load)(a)	9.80%	3.75%	N/A	3.25%	12/30/02

C Class (load adjusted)(b)	8.80%	3.75%	N/A	3.25%	12/30/02

Z Class(c)	N/A	N/A	N/A	7.28%	05/05/09

(1) For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.

(a) Excludes the 1.00% contingent deferred sales charge.

(b) Includes the 1.00% contingent deferred sales charge.

(c) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

When investing in funds, you are subject, but not limited to, the same interest rate, inflation and credit risks associated with the underlying bonds owned by the Fund. Return of principal is not guaranteed.

The Barclays Capital Mortgage-Backed Securities Index is an unmanaged index of fixed-rate securities backed by mortgage pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. Investors cannot invest in an index, and the return of an index does not reflect the deduction of any fees or other expenses.

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. Effective September 1, 2008, the 2% Redemption Fee on all Accessor Funds was eliminated. Performance data does not reflect the deduction of this non-recurring fee, and if reflected, the fee would reduce the performance quoted. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graph compares a $10,000 investment made in the Institutional Class of the Fund. The graph and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit www.accessor.com.

December 31, 2009	32

Accessor U.S. Government Money Fund

The environment for money market securities in 2009 started where 2008 left off—a low rate environment fueled by a flight to quality in light of the ongoing financial crisis. With bank bailouts and government stimulus plans in effect, risk of systemic failure declined throughout the year. Although, generally speaking, the economy stabilized in 2009, there were many signs that the probability of a quick recovery was low. The FDIC reported bank failures were up to 140 in 2009 from 26 in 2008. The Bureau of Labor Statistics reported unemployment increased to 10.03% in December of 2009 from 6.97% at the end of 2008. Clearly, damage was done in 2008 and the fallout was dealt with in 2009.

As investor confidence improved, spreads narrowed and the yield curve flattened. Fed rates remained unchanged throughout the year at a target range of 0 to 25 bps. Three month London Interbank Offered Rate (Libor) rates decreased from 1.42% on 12/31/08 to 0.25% on 12/31/09. The rate for one year Government Agency paper decreased from 0.85% to 0.45% during the same period. These rate declines left short term investors scrambling for yield as the year progressed.

Forward Management manages the Accessor U.S. Government Money Fund (the “Fund”). For the year, the Accessor U.S. Government Money Fund’s Institutional Class shares returned 0.3% and the benchmark index, the Citigroup U.S. Domestic 3-Month Treasury Bill Index, returned 0.2%. This result reflected the falling environment of yields on money market securities throughout the year.

Forward Management continued to structure the maturities of the portfolio in a “laddered” fashion in 2009 and diversified the portfolio by issuer and security type. The Fund’s process of maintaining a relatively high weighted average maturity has benefited the portfolio as longer dated paper has outperformed shorter maturities. A small allocation to Commercial Paper starting in September of 2009 was beneficial to Fund performance as Commercial Paper significantly outperformed Government and Treasury rates. The on-going low rate environment offered little in the way of yield for investors.

The Federal Deposit Insurance Corporation (FDIC) is a United States government corporation created by the Glass-Steagall Act of 1933. It provides deposit insurance which guarantees the safety of checking and savings deposits in member banks, currently up to $250,000 per depositor per bank.

LIBOR: London Interbank Offered Rate is a daily reference rate based on the interest rates at which banks borrow unsecured funds from other banks in the London wholesale money market (or interbank market). The interbank market is the top-level foreign exchange market where banks exchange different currencies.

Troubled Asset Relief Program (TARP) became law on October 3, 2008, as part of a proposed bailout of the U.S. financial system, which enacted the Emergency Economic Stabilization Act of 2008. The law gives the Treasury $250 billion immediately, requires the President to certify that an additional $100 billion in funds are needed and finally $350 billion are subject to Congressional approval.

33	December 31, 2009

Accessor U.S. Government Money Fund

Weightings by Sector as a Percentage of Total Investments as of December 31, 2009

These allocations may not reflect the current or future position of the portfolio.

Credit Quality as of 12/31/09
U.S. Government and Agency	82.13%

A1	17.87%

100.00%

Average Credit Quality	Govt. Equiv.

These allocations may not reflect the current or future position of the portfolio.

Accessor U.S. Government Money Fund

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return
Institutional Class	0.26%	2.88%	2.72%	3.45%	04/09/92

Investor Class	0.18%	2.46%	2.30%	2.54%	07/29/98

C Class (without load)(a)	0.16%	2.08%	N/A	1.63%	12/30/02

C Class (load adjusted)(b)	-0.84%	2.08%	N/A	1.63%	12/30/02

A Class	0.20%	2.68%	N/A	2.27%	09/29/03

Z Class	0.45%	N/A	N/A	2.63%	01/04/07

(a) Excludes the 1.00% contingent deferred sales charge.

(b) Includes the 1.00% contingent deferred sales charge.

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit www.accessor.com.

December 31, 2009	34

Accessor Income Allocation Fund

The year was positive for both stock and bond markets. The S&P 500 Index increased by 6.0% during fourth quarter, ending 2009 up 26.5%. The Barclays Capital U.S. Aggregate Bond Index increased by 0.2% during fourth quarter and finished the year with a 5.9% gain. International stocks, measured by the MSCI EAFE + EM Index, increased by 3.6% during fourth quarter and finished 2009 up 40.4%. Much of the positive international performance can be attributed to emerging market stocks, which increased by 78.3% for the year, as measured by the MSCI EM Index.

The Accessor Allocation Funds enjoyed a relatively successful 2009 with five of the six Allocation Funds outperforming their respective benchmarks due in large part to allocation decisions. Two Forward Funds were added to the 10 Accessor Funds utilized in the Allocation Funds (the “Underlying Funds”) during 2009. While eight of the 12 Underlying Funds underperformed their respective benchmarks for the year, much of the underperformance can be attributed to the sharp stock market reversal beginning in early March, led by companies experiencing severe financial distress. Traditionally the Accessor and Forward Funds sub-advisors favor well-managed companies that are driven by attractive fundamentals such as positive cash flow and strong earnings growth outlook. However, market conditions over the past few months caused a severe disconnect in the investment environment from true fundamentals of company valuations and prospects. This disconnect abated slightly during fourth quarter and provided an environment in which six of the Underlying Funds outperformed their respective benchmarks for the quarter.

Forward Management manages the Accessor Income Allocation Fund (the “Fund”). For the year, the Accessor Income Allocation Fund’s Institutional Class shares returned 15.1% and the benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 5.9%. The Fund benefited from an overweight allocation to high yield securities, one of the best performing asset classes in 2009. However, the High Yield Bond Fund underperformed its benchmark, which caused underperformance. Positive manager performance in the Accessor Investment Grade Fixed-Income and Accessor Mortgage Securities Funds also aided performance as they outperformed their respective benchmarks by 6.2% and 4.9% in 2009.

35	December 31, 2009

Accessor Income Allocation Fund

Fund Allocation as of 12/31/09

UNDERLYING ACCESSOR FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Fixed-Income Funds
Accessor High Yield Bond — First Western	100	14.9%
Accessor Investment Grade Fixed-Income — PIMCO	125	48.2%
Accessor Mortgage Securities — BlackRock Financial Mgmt	90	22.0%
Accessor U.S. Government Money — Forward Mgmt	24	5.1%
Forward International Fixed Income Fund — Forward Mgmt	183	9.8%
Total	522	100.0%

Growth of $10,000 Investment in the Fund(1)

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicated what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2009	36

Accessor Income Allocation Fund

Accessor Income Allocation Fund

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return
Institutional Class	15.14%	3.41%	N/A	4.02%	12/27/00

Investor Class	14.58%	2.91%	N/A	3.50%	12/27/00

C Class (without load)(a)	13.97%	2.38%	N/A	2.46%	12/30/02

C Class (load adjusted)(b)	12.97%	2.38%	N/A	2.46%	12/30/02

A Class (without load)(c)	14.86%	3.15%	N/A	3.07%	09/29/03

A Class (load adjusted)(d)	9.37%	2.14%	N/A	2.28%	09/29/03

(1) For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.

(a) Excludes the 1.00% contingent deferred sales charge.

(b) Includes the 1.00% contingent deferred sales charge.

(c) Excludes sales charge.

(d) Includes the effect of the maximum 4.75% sales charge.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index which represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest in an index, and the return of an index does not reflect the deduction of any fees or other expenses.

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graph compares a $10,000 investment made in the Institutional Class of the Fund. The graph and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit www.accessor.com.

37	December 31, 2009

Accessor Income & Growth Allocation Fund

The year was positive for both stock and bond markets. The S&P 500 Index increased by 6.0% during the fourth quarter, ending 2009 up 26.5%. The Barclays Capital U.S. Aggregate Bond Index increased by 0.2% during fourth quarter and finished the year with a 5.9% gain. International stocks, measured by the MSCI EAFE + EM Index, increased by 3.6% during fourth quarter and finished 2009 up 40.4%. Much of the positive international performance can be attributed to emerging market stocks, which increased by 78.3% for the year, as measured by the MSCI EM Index.

The Accessor Allocation Funds enjoyed a relatively successful 2009 with five of the six Allocation Funds outperforming their respective benchmarks due in large part to allocation decisions. Two Forward Funds were added to the 10 Accessor Funds utilized in the Allocation Funds (the “Underlying Funds”) during 2009. While eight of the 12 Underlying Funds underperformed their respective benchmarks for the year, much of the underperformance can be attributed to the sharp stock market reversal beginning in early March, led by companies experiencing severe financial distress. Traditionally the Accessor and Forward Funds sub-advisors favor well-managed companies that are driven by attractive fundamentals such as positive cash flow and strong earnings growth outlook. However, market conditions over the past few months caused a severe disconnect in the investment environment from true fundamentals of company valuations and prospects. This disconnect abated slightly during fourth quarter and provided an environment in which six of the Underlying Funds outperformed their respective benchmarks for the quarter.

Forward Management manages the Accessor Income & Growth Allocation Fund (the “Fund”). For the year, the Accessor Income & Growth Allocation Fund’s Institutional Class returned 18.8% and the benchmark, a blend 30% S&P 500 Index and 70% Barclays Capital U.S. Aggregate Bond Index, returned 12.2%. Equity exposure to small and mid capitalization securities and international securities was a positive contributor for the year. However, the positive allocation decisions in the equity Underlying Funds were offset by manager underperformance. The Fund benefited from an overweight allocation to high yield securities, one of the best performing asset classes in 2009. Positive manager performance in the Accessor Investment Grade Fixed-Income and Mortgage Securities Funds also aided performance as they outperformed their respective benchmarks by 6.2% and 4.9% in 2009.

December 31, 2009	38

Accessor Income & Growth Allocation Fund

Fund Allocation as of 12/31/09

UNDERLYING ACCESSOR FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Equity Funds
Accessor Growth — Smith Asset Mgmt	98	7.1%
Accessor Value — Acadian Asset Mgmt	95	7.2%
Accessor Small to Mid Cap — LA Capital Mgmt	501	4.4%
Accessor International Equity — Lazard Asset Mgmt	172	7.1%
Forward Emerging Markets Fund — Forward Mgmt	111	0.6%
Alternative Funds
Accessor Strategic Alternatives — Forward Mgmt	15	12.4%
Accessor Frontier Markets — Forward Mgmt	23	3.1%
Fixed-Income Funds
Accessor High Yield Bond — First Western	100	9.2%
Accessor Investment Grade Fixed-Income — PIMCO	125	33.6%
Accessor Mortgage Securities — BlackRock Financial Mgmt	90	15.3%
Accessor U.S. Government Money — Forward Mgmt	24	0.0%
Total	1,354	100.0%

Growth of $10,000 Investment in the Fund(1)

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicated what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

39	December 31, 2009

Accessor Income & Growth Allocation Fund

Accessor Income & Growth Allocation Fund

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return
Institutional Class	18.83%	2.59%	N/A	3.24%	12/27/00

Investor Class	18.08%	2.09%	N/A	2.73%	12/27/00

C Class (without load)(a)	17.54%	1.57%	N/A	3.60%	12/30/02

C Class (load adjusted)(b)	16.54%	1.57%	N/A	3.60%	12/30/02

A Class (without load)(c)	18.35%	2.23%	N/A	3.46%	09/29/03

A Class (load adjusted)(d)	11.53%	1.02%	N/A	2.49%	09/29/03

(1) For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.

(a) Excludes the 1.00% contingent deferred sales charge.

(b) Includes the 1.00% contingent deferred sales charge.

(c) Excludes sales charge.

(d) Includes the effect of the maximum 5.75% sales charge.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index which represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy. The composite index is a hypothetical index constructed by Forward Management, which consists of 70% Barclays Capital U.S. Aggregate Bond Index and 30% S&P 500 Index. Investors cannot invest in an index, and the return of an index does not reflect the deduction of any fees or other expenses. Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses.

Performance data quoted represents past performance. Past performance does not guarantee future results. The graph compares a $10,000 investment made in the Institutional Class of the Fund. The graph and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit www.accessor.com.

December 31, 2009	40

Accessor Balanced Allocation Fund

The year was positive for both stock and bond markets. The S&P 500 Index increased by 6.0% during the fourth quarter, ending 2009 up 26.5%. The Barclays Capital U.S. Aggregate Bond Index increased by 0.2% during fourth quarter and finished the year with a 5.9% gain. International stocks, measured by the MSCI EAFE + EM Index, increased by 3.6% during fourth quarter and finished 2009 up 40.4%. Much of the positive international performance can be attributed to emerging market stocks, which increased by 78.3% for the year, as measured by the MSCI EM Index.

The Accessor Allocation Funds enjoyed a relatively successful 2009 with five of the six Allocation Funds outperforming their respective benchmarks due in large part to allocation decisions. Two Forward Funds were added to the 10 Accessor Funds utilized in the Allocation Funds (the “Underlying Funds”) during 2009. While eight of the 12 Underlying Funds underperformed their respective benchmarks for the year, much of the underperformance can be attributed to the sharp stock market reversal beginning in early March, led by companies experiencing severe financial distress. Traditionally the Accessor and Forward Funds sub-advisors favor well-managed companies that are driven by attractive fundamentals such as positive cash flow and strong earnings growth outlook. However, market conditions over the past few months caused a severe disconnect in the investment environment from true fundamentals of company valuations and prospects. This disconnect abated slightly during fourth quarter and provided an environment in which six of the Underlying Funds outperformed their respective benchmarks for the quarter.

Forward Management manages the Accessor Balanced Allocation Fund (the “Fund”). For the year, the Accessor Balanced Allocation Fund’s Institutional Class shares returned 21.0% and the benchmark, a blend 50% S&P 500 Index and 50% Barclays Capital U.S. Aggregate Bond Index, returned 16.3%. Equity exposure to small and mid capitalization securities and international securities was a positive contributor for the year. However, the positive allocation decisions in the equity Underlying Funds were offset by manager underperformance. Allocations to frontier markets and alternative assets also detracted from performance. The Fund benefited from an overweight allocation to high yield securities, one of the best performing asset classes in 2009. Positive manager performance in Accessor Investment Grade Fixed-Income Fund and Accessor Mortgage Securities Funds also aided performance as they outperformed their respective benchmarks by 6.2% and 4.9% in 2009.

41	December 31, 2009

Accessor Balanced Allocation Fund

Fund Allocation as of 12/31/09

UNDERLYING ACCESSOR FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Equity Funds
Accessor Growth — Smith Asset Mgmt	98	11.6%
Accessor Value — Acadian Asset Mgmt	95	11.6%
Accessor Small to Mid Cap — LA Capital Mgmt	501	6.9%
Accessor International Equity — Lazard Asset Mgmt	172	12.3%
Forward Emerging Markets Fund — Forward Mgmt	111	0.8%
Alternative Funds
Accessor Strategic Alternatives — Forward Mgmt	15	11.3%
Accessor Frontier Markets — Forward Mgmt	23	4.1%
Fixed-Income Funds
Accessor High Yield Bond — First Western	100	6.6%
Accessor Investment Grade Fixed-Income — PIMCO	125	23.9%
Accessor Mortgage Securities — BlackRock Financial Mgmt	90	10.9%
Total	1,330	100.0%

Growth of $10,000 Investment in the Fund(1)

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicated what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2009	42

Accessor Balanced Allocation Fund

Accessor Balanced Allocation Fund

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return
Institutional Class	20.97%	2.21%	N/A	2.75%	12/27/00

Investor Class	20.38%	1.71%	N/A	2.24%	12/27/00

C Class (without load)(a)	19.82%	1.19%	N/A	4.46%	12/30/02

C Class (load adjusted)(b)	18.82%	1.19%	N/A	4.46%	12/30/02

A Class (without load)(c)	20.66%	1.86%	N/A	3.95%	09/29/03

A Class (load adjusted)(d)	13.72%	0.66%	N/A	2.97%	09/29/03

(1) For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.

(a) Excludes the 1.00% contingent deferred sales charge.

(b) Includes the 1.00% contingent deferred sales charge.

(c) Excludes sales charge.

(d) Includes the effect of the maximum 5.75% sales charge.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index which represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy. The composite index is a hypothetical index constructed by Forward Management, which consists of 50% Barclays Capital U.S. Aggregate Bond Index and 50% S&P 500 Index. Investors cannot invest in an index, and the return of an index does not reflect the deduction of any fees or other expenses.

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graphs compare a $10,000 investment made in the Institutional Class of the Fund. The graph and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit www.accessor.com.

43	December 31, 2009

Accessor Growth & Income Allocation Fund

The year was positive for both stock and bond markets. The S&P 500 Index increased by 6.0% during the fourth quarter, ending 2009 up 26.5%. The Barclays Capital U.S. Aggregate Bond Index increased by 0.2% during fourth quarter and finished the year with a 5.9% gain. International stocks, measured by the MSCI EAFE + EM Index, increased by 3.6% during fourth quarter and finished 2009 up 40.4%. Much of the positive international performance can be attributed to emerging market stocks, which increased by 78.3% for the year, as measured by the MSCI EM Index.

The Accessor Allocation Funds enjoyed a relatively successful 2009 with five of the six Allocation Funds outperforming their respective benchmarks due in large part to allocation decisions. Two Forward Funds were added to the 10 Accessor Funds utilized in the Allocation Funds (the “Underlying Funds”) during 2009. While eight of the 12 Underlying Funds underperformed their respective benchmarks for the year, much of the underperformance can be attributed to the sharp stock market reversal beginning in early March, led by companies experiencing severe financial distress. Traditionally the Accessor and Forward Funds sub-advisors favor well-managed companies that are driven by attractive fundamentals such as positive cash flow and strong earnings growth outlook. However, market conditions over the past few months caused a severe disconnect in the investment environment from true fundamentals of company valuations and prospects. This disconnect abated slightly during fourth quarter and provided an environment in which six of the Underlying Funds outperformed their respective benchmarks for the quarter.

Forward Management manages the Accessor Growth & Income Allocation Fund (the “Fund”). For the year, the Accessor Growth & Income Allocation Fund’s Institutional Class returned 22.4% and the benchmark, a blend 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index, returned 18.4%. Equity exposure to small and mid capitalization securities and international securities was a positive contributor for the year. However, the positive allocation decisions in the equity Underlying Funds were offset by manager underperformance. Allocations to frontier markets and alternative assets detracted from performance. The Fund benefited from an overweight allocation to high yield securities, one of the best performing asset classes in 2009. Positive manager performance in the Accessor Investment Grade Fixed-Income Fund and Accessor Mortgage Securities Funds also aided performance as they outperformed their respective benchmarks by 6.2% and 4.9% in 2009.

December 31, 2009	44

Accessor Growth & Income Allocation Fund

Fund Allocation as of 12/31/09

UNDERLYING ACCESSOR FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Equity Funds
Accessor Growth — Smith Asset Mgmt	98	14.2%
Accessor Value — Acadian Asset Mgmt	95	14.2%
Accessor Small to Mid Cap — LA Capital Mgmt	501	8.5%
Accessor International Equity — Lazard Asset Mgmt	172	14.8%
Forward Emerging Markets Fund — Forward Mgmt	111	1.2%
Alternative Funds
Accessor Strategic Alternatives — Forward Mgmt	15	8.2%
Accessor Frontier Markets — Forward Mgmt	23	5.1%
Fixed-Income Funds
Accessor High Yield Bond — First Western	100	5.4%
Accessor Investment Grade Fixed-Income — PIMCO	125	19.5%
Accessor Mortgage Securities — BlackRock Financial Mgmt	90	8.9%
Total	1,330	100.0%

Growth of $10,000 Investment in the Fund(1)

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicated what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

45	December 31, 2009

Accessor Growth & Income Allocation Fund

Accessor Growth & Income Allocation Fund

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return
Institutional Class	22.39%	1.58%	N/A	2.14%	12/27/00

Investor Class	21.84%	1.07%	N/A	1.64%	12/27/00

C Class (without load)(a)	21.20%	0.56%	N/A	4.49%	12/30/02

C Class (load adjusted)(b)	20.20%	0.56%	N/A	4.49%	12/30/02

A Class (without load)(c)	22.04%	1.21%	N/A	3.78%	09/29/03

A Class (load adjusted)(d)	15.01%	0.02%	N/A	2.81%	09/29/03

(1) For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.

(a) Excludes the 1.00% contingent deferred sales charge.

(b) Includes the 1.00% contingent deferred sales charge.

(c) Excludes sales charge.

(d) Includes the effect of the maximum 5.75% sales charge.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index which represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy. The composite index is a hypothetical index constructed by Forward Management, which consists of 40% Barclays Capital U.S. Aggregate Bond Index and 60% S&P 500 Index. Investors cannot invest in an index, and the return of an index does not reflect the deduction of any fees or other expenses.

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graph compare a $10,000 investment made in the Institutional Class of the Fund. The graph and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit www.accessor.com.

December 31, 2009	46

Accessor Growth Allocation Fund

The year was positive for both the stock and bond markets. The S&P 500 Index increased by 6.0% during fourth quarter, ending 2009 up 26.5%. The Barclays Capital U.S. Aggregate Bond Index increased by 0.2% during fourth quarter, finishing the year with a 5.9% gain. International stocks, measured by the MSCI EAFE + EM Index, increased by 3.6% during fourth quarter and finished 2009 up 40.4%. Much of the positive international performance can be attributed to emerging market stocks, which increased by 78.3% for the year, as measured by the MSCI EM Index.

The Accessor Allocation Funds enjoyed a relatively successful 2009 with five of the six Allocation Funds outperforming their respective benchmarks due in large part to allocation decisions. Two Forward Funds were added to the 10 Accessor Funds utilized in the Allocation Funds (the “Underlying Funds”) during 2009. While eight of the 12 Underlying Funds underperformed their respective benchmarks for the year, much of the underperformance can be attributed to the sharp stock market reversal beginning in early March, led by companies experiencing severe financial distress. Traditionally the Accessor and Forward Funds sub-advisors favor well-managed companies that are driven by attractive fundamentals such as positive cash flow and strong earnings growth outlook. However, market conditions over the past few months caused a severe disconnect in the investment environment from true fundamentals of company valuations and prospects. This disconnect abated slightly during fourth quarter and provided an environment in which six of the Underlying Funds outperformed their respective benchmarks for the quarter.

Forward Management manages the Accessor Growth Allocation Fund (the “Fund”). For the year, the Accessor Growth Allocation Fund’s Institutional Class shares returned 24.0% and the benchmark, a blend 80% S&P 500 Index and 20% Barclays Capital U.S. Aggregate Bond Index, returned 22.5%. Equity exposure to small and mid capitalization securities and international securities was a positive contributor for the year. However, positive allocation decisions in the equity Underlying Funds were offset by manager underperformance. Allocations to frontier markets and alternative assets detracted from performance. The Fund benefited from an overweight allocation to high yield securities, one of the best performing asset classes in 2009. Manager performance in the Accessor Investment Grade Fixed-Income and Accessor Mortgage Securities Funds also aided performance as they outperformed their respective benchmarks by 6.2% and 4.9% in 2009.

47	December 31, 2009

Accessor Growth Allocation Fund

Fund Allocation as of 12/31/09

UNDERLYING ACCESSOR FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Equity Funds
Accessor Growth — Smith Asset Mgmt	98	18.8%
Accessor Value — Acadian Asset Mgmt	95	18.8%
Accessor Small to Mid Cap — LA Capital Mgmt	501	11.4%
Accessor International Equity — Lazard Asset Mgmt	172	19.8%
Forward Emerging Markets Fund — Forward Mgmt	111	1.4%
Alternative Funds
Accessor Strategic Alternatives — Forward Mgmt	15	7.1%
Accessor Frontier Markets — Forward Mgmt	23	6.1%
Fixed-Income Funds
Accessor High Yield Bond — First Western	100	2.6%
Accessor Investment Grade Fixed-income — PIMCO	125	9.6%
Accessor Mortgage Securities — BlackRock Financial Mgmt	90	4.4%
Total	1,330	100.0%

Growth of $10,000 Investment in the Fund(1)

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicated what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2009	48

Accessor Growth Allocation Fund

Accessor Growth Allocation Fund

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return
Institutional Class	24.04%	0.86%	N/A	1.32%	12/27/00

Investor Class	23.35%	0.36%	N/A	0.83%	12/27/00

C Class (without load)(a)	22.79%	-0.14%	N/A	5.06%	12/30/02

C Class (load adjusted)(b)	21.79%	-0.14%	N/A	5.06%	12/30/02

A Class (without load)(c)	23.53%	0.50%	N/A	3.97%	09/29/03

A Class (load adjusted)(d)	16.41%	-0.69%	N/A	2.99%	09/29/03

(1) For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.

(a) Excludes the 1.00% contingent deferred sales charge.

(b) Includes the 1.00% contingent deferred sales charge.

(c) Excludes sales charge.

(d) Includes the effect of the maximum 5.75% sales charge.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index which represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy. The composite index is a hypothetical index constructed by Forward Management, which consists of 20% Barclays Capital U.S. Aggregate Bond Index and 80% S&P 500 Index. Investors cannot invest in an index, and the return of an index does not reflect the deduction of any fees or other expenses.

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graph compare a $10,000 investment made in the Institutional Class of the Fund. The graph and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit www.accessor.com.

49	December 31, 2009

Accessor Aggressive Growth Allocation Fund

The year was positive for both stock and bond markets. The S&P 500 Index increased by 6.0% during fourth quarter, ending 2009 up 26.5%. The Barclays Capital U.S. Aggregate Bond Index increased by 0.2% during fourth quarter, finishing the year with a 5.9% gain. International stocks, measured by the MSCI EAFE + EM Index, increased by 3.6% during fourth quarter and finished 2009 up 40.4%. Much of the positive international performance can be attributed to emerging market stocks, which increased by 78.3% for the year, as measured by the MSCI EM Index.

The Accessor Allocation Funds enjoyed a relatively successful 2009 with five of the six Allocation Funds outperforming their respective benchmarks due in large part to allocation decisions. Two Forward Funds were added to the 10 Accessor Funds utilized in the Allocation Funds (the “Underlying Funds”) during 2009. While eight of the 12 Underlying Funds underperformed their respective benchmarks for the year, much of the underperformance can be attributed to the sharp stock market reversal beginning in early March, led by companies experiencing severe financial distress. Traditionally the Accessor and Forward Funds sub-advisors favor well-managed companies that are driven by attractive fundamentals such as positive cash flow and strong earnings growth outlook. However, market conditions over the past few months caused a severe disconnect in the investment environment from true fundamentals of company valuations and prospects. This disconnect abated slightly during fourth quarter and provided an environment in which six of the Underlying Funds outperformed their respective benchmarks for the quarter.

Forward Management manages the Accessor Aggressive Growth Allocation Fund (the “Fund”). For the year, the Accessor Aggressive Growth Allocation Fund’s Institutional Class returned 25.3% and the benchmark index, the S&P 500 Index, returned 26.5%. Equity exposure to small and mid cap and international securities was a positive contributor for the year. However, positive allocation decisions in the underlying equity funds were offset by manager underperformance. Allocations to frontier markets and alternative assets detracted from performance.

December 31, 2009	50

Accessor Aggressive Growth Allocation Fund

Fund Allocation as of 12/31/09

UNDERLYING ACCESSOR FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Equity Funds
Accessor Growth — Smith Asset Mgmt	98	23.3%
Accessor Value — Acadian Asset Mgmt	95	23.2%
Accessor Small to Mid Cap — LA Capital Mgmt	501	14.1%
Accessor International Equity — Lazard Asset Mgmt	172	24.3%
Forward Emerging Markets Fund — Forward Mgmt	111	1.9%
Alternative Funds
Accessor Strategic Alternatives — Forward Mgmt	15	6.1%
Accessor Frontier Markets — Forward Mgmt	23	7.1%
Total	1,015	100.0%

Growth of $10,000 Investment in the Fund(1)

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicated what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

51	December 31, 2009

Accessor Aggressive Growth Allocation Fund

Accessor Aggressive Growth Allocation Fund

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return
Institutional Class	25.26%	-0.10%	N/A	0.06%	12/27/00

Investor Class	24.67%	-0.60%	N/A	-0.44%	12/27/00

C Class (without load)(a)	23.95%	-1.09%	N/A	4.86%	12/30/02

C Class (load adjusted)(b)	22.95%	-1.09%	N/A	4.86%	12/30/02

A Class (without load)(c)	24.80%	-0.45%	N/A	3.67%	09/29/03

A Class (load adjusted)(d)	17.59%	-1.62%	N/A	2.69%	09/29/03

(1) For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.

(a) Excludes the 1.00% contingent deferred sales charge.

(b) Includes the 1.00% contingent deferred sales charge.

(c) Excludes sales charge.

(d) Includes the effect of the maximum 5.75% sales charge.

The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy. Investors cannot invest in an index, and the return of an index does not reflect the deduction of any fees or other expenses.

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graph compare a $10,000 investment made in the Institutional Class of the Fund. The graph and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit www.accessor.com.

December 31, 2009	52

Disclosure of Fund Expenses (Unaudited)

For the Year Ended December 31, 2009

As a shareholder of the Accessor Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE ON 07/01/09	ENDING ACCOUNT VALUE ON 12/31/09	EXPENSE RATIO(a)	EXPENSES PAID DURING THE PERIOD 07/01/09-12/31/09(b)

ACCESSOR GROWTH FUND
Institutional Class
Actual	$1,000.00	$1,212.40	1.03%	$5.74

Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24
Investor Class
Actual	$1,000.00	$1,210.50	1.43%	$7.97

Hypothetical	$1,000.00	$1,018.00	1.43%	$7.27
C Class
Actual	$1,000.00	$1,207.00	1.95%	$10.85

Hypothetical	$1,000.00	$1,015.38	1.95%	$9.91

53	December 31, 2009

Disclosure of Fund Expenses (Unaudited)

For the Year Ended December 31, 2009

	BEGINNING ACCOUNT VALUE ON 07/01/09	ENDING ACCOUNT VALUE ON 12/31/09	EXPENSE RATIO(a)	EXPENSES PAID DURING THE PERIOD 07/01/09-12/31/09(b)

ACCESSOR GROWTH FUND
Z Class
Actual	$1,000.00	$1,213.70	0.92%	$5.13

Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69

ACCESSOR VALUE FUND
Institutional Class
Actual	$1,000.00	$1,229.90	1.06%	$5.96

Hypothetical	$1,000.00	$1,019.86	1.06%	$5.40
Investor Class
Actual	$1,000.00	$1,227.10	1.47%	$8.25

Hypothetical	$1,000.00	$1,017.80	1.47%	$7.48
C Class
Actual	$1,000.00	$1,224.20	1.95%	$10.93

Hypothetical	$1,000.00	$1,015.38	1.95%	$9.91
Z Class
Actual	$1,000.00	$1,230.70	0.97%	$5.45

Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94

ACCESSOR SMALL TO MID CAP FUND
Institutional Class
Actual	$1,000.00	$1,266.10	1.35%	$7.71

Hypothetical	$1,000.00	$1,018.40	1.35%	$6.87
Investor Class
Actual	$1,000.00	$1,263.30	1.75%	$9.98

Hypothetical	$1,000.00	$1,016.38	1.75%	$8.89
C Class
Actual	$1,000.00	$1,260.00	2.24%	$12.76

Hypothetical	$1,000.00	$1,013.91	2.24%	$11.37
Z Class
Actual	$1,000.00	$1,266.20	1.24%	$7.08

Hypothetical	$1,000.00	$1,018.95	1.24%	$6.31

ACCESSOR INTERNATIONAL EQUITY FUND
Institutional Class
Actual	$1,000.00	$1,253.90	1.48%	$8.41

Hypothetical	$1,000.00	$1,017.74	1.48%	$7.53

December 31, 2009	54

Disclosure of Fund Expenses (Unaudited)

For the Year Ended December 31, 2009

	BEGINNING ACCOUNT VALUE ON 07/01/09	ENDING ACCOUNT VALUE ON 12/31/09	EXPENSE RATIO(a)	EXPENSES PAID DURING THE PERIOD 07/01/09-12/31/09(b)

ACCESSOR INTERNATIONAL EQUITY FUND
Investor Class
Actual	$1,000.00	$1,250.80	1.88%	$10.67

Hypothetical	$1,000.00	$1,015.73	1.88%	$9.55
C Class
Actual	$1,000.00	$1,247.30	2.38%	$13.48

Hypothetical	$1,000.00	$1,013.21	2.38%	$12.08
Z Class
Actual	$1,000.00	$1,254.00	1.38%	$7.84

Hypothetical	$1,000.00	$1,018.25	1.38%	$7.02

ACCESSOR STRATEGIC ALTERNATIVES FUND
Institutional Class
Actual	$1,000.00	$1,138.90	1.08%	$5.82

Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50
Investor Class
Actual	$1,000.00	$1,139.10	1.04%	$5.61

Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30
Z Class
Actual	$1,000.00	$1,139.30	0.98%	$5.28

Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99

ACCESSOR FRONTIER MARKETS FUND
Institutional Class
Actual	$1,000.00	$997.30	1.25%	$6.29

Hypothetical	$1,000.00	$1,018.90	1.25%	$6.36
Investor Class
Actual	$1,000.00	$997.80	1.16%	$5.84

Hypothetical	$1,000.00	$1,019.36	1.16%	$5.90
Z Class
Actual	$1,000.00	$997.90	1.15%	$5.79

Hypothetical	$1,000.00	$1,019.41	1.15%	$5.85

ACCESSOR HIGH YIELD BOND FUND
Institutional Class
Actual	$1,000.00	$1,173.50	1.02%	$5.59

Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19

55	December 31, 2009

Disclosure of Fund Expenses (Unaudited)

For the Year Ended December 31, 2009

	BEGINNING ACCOUNT VALUE ON 07/01/09	ENDING ACCOUNT VALUE ON 12/31/09	EXPENSE RATIO(a)	EXPENSES PAID DURING THE PERIOD 07/01/09-12/31/09(b)

ACCESSOR HIGH YIELD BOND FUND
Investor Class
Actual	$1,000.00	$1,171.20	1.42%	$7.77

Hypothetical	$1,000.00	$1,018.15	1.42%	$7.22
C Class
Actual	$1,000.00	$1,169.70	1.92%	$10.50

Hypothetical	$1,000.00	$1,015.53	1.92%	$9.75
Z Class
Actual	$1,000.00	$1,175.50	0.91%	$4.99

Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63

ACCESSOR INVESTMENT GRADE FIXED-INCOME FUND
Institutional Class
Actual	$1,000.00	$1,079.70	1.00%	$5.22

Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09
Investor Class
Actual	$1,000.00	$1,077.70	1.40%	$7.31

Hypothetical	$1,000.00	$1,018.15	1.40%	$7.12
C Class
Actual	$1,000.00	$1,074.40	1.89%	$9.85

Hypothetical	$1,000.00	$1,015.68	1.89%	$9.60
Z Class
Actual	$1,000.00	$1,080.40	0.90%	$4.70

Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58

ACCESSOR MORTGAGE SECURITIES FUND
Institutional Class
Actual	$1,000.00	$1,050.10	1.09%	$5.63

Hypothetical	$1,000.00	$1,019.71	1.09%	$5.55
Investor Class
Actual	$1,000.00	$1,048.00	1.49%	$7.69

Hypothetical	$1,000.00	$1,017.69	1.49%	$7.58
C Class
Actual	$1,000.00	$1,045.80	1.99%	$10.26

Hypothetical	$1,000.00	$1,015.17	1.99%	$10.11
Z Class
Actual	$1,000.00	$1,051.50	0.99%	$5.12

Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

December 31, 2009	56

Disclosure of Fund Expenses (Unaudited)

For the Year Ended December 31, 2009

	BEGINNING ACCOUNT VALUE ON 07/01/09	ENDING ACCOUNT VALUE ON 12/31/09	EXPENSE RATIO(a)	EXPENSES PAID DURING THE PERIOD 07/01/09-12/31/09(b)

ACCESSOR U.S. GOVERNMENT MONEY FUND
Institutional Class
Actual	$1,000.00	$1,000.50	0.40%	$2.02

Hypothetical	$1,000.00	$1,023.19	0.40%	$2.04
Investor Class
Actual	$1,000.00	$1,000.50	0.41%	$2.07

Hypothetical	$1,000.00	$1,023.14	0.41%	$2.09
C Class
Actual	$1,000.00	$1,000.50	0.40%	$2.02

Hypothetical	$1,000.00	$1,023.19	0.40%	$2.04
A Class
Actual	$1,000.00	$1,000.50	0.40%	$2.02

Hypothetical	$1,000.00	$1,023.19	0.40%	$2.04
Z Class
Actual	$1,000.00	$1,001.20	0.25%	$1.26

Hypothetical	$1,000.00	$1,023.95	0.25%	$1.28

ACCESSOR INCOME ALLOCATION FUND
Institutional Class
Actual	$1,000.00	$1,078.90	0.47%	$2.46

Hypothetical	$1,000.00	$1,022.84	0.47%	$2.40
Investor Class
Actual	$1,000.00	$1,076.20	0.98%	$5.12

Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99
C Class
Actual	$1,000.00	$1,073.70	1.47%	$7.67

Hypothetical	$1,000.00	$1,017.80	1.47%	$7.48
A Class
Actual	$1,000.00	$1,078.20	0.71%	$3.71

Hypothetical	$1,000.00	$1,021.63	0.71%	$3.62

ACCESSOR INCOME & GROWTH ALLOCATION FUND
Institutional Class
Actual	$1,000.00	$1,125.30	0.24%	$1.28

Hypothetical	$1,000.00	$1,024.00	0.24%	$1.22
Investor Class
Actual	$1,000.00	$1,122.60	0.74%	$3.95

Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77

57	December 31, 2009

Disclosure of Fund Expenses (Unaudited)

For the Year Ended December 31, 2009

	BEGINNING ACCOUNT VALUE ON 07/01/09	ENDING ACCOUNT VALUE ON 12/31/09	EXPENSE RATIO(a)	EXPENSES PAID DURING THE PERIOD 07/01/09-12/31/09(b)

ACCESSOR INCOME & GROWTH ALLOCATION FUND
C Class
Actual	$1,000.00	$1,119.30	1.24%	$6.62

Hypothetical	$1,000.00	$1,018.95	1.24%	$6.31
A Class
Actual	$1,000.00	$1,123.50	0.59%	$3.15

Hypothetical	$1,000.00	$1,022.23	0.59%	$3.01

ACCESSOR BALANCED ALLOCATION FUND
Institutional Class
Actual	$1,000.00	$1,151.40	0.15%	$0.81

Hypothetical	$1,000.00	$1,024.45	0.15%	$0.77
Investor Class
Actual	$1,000.00	$1,148.60	0.66%	$3.57

Hypothetical	$1,000.00	$1,021.88	0.66%	$3.36
C Class
Actual	$1,000.00	$1,145.20	1.16%	$6.27

Hypothetical	$1,000.00	$1,019.36	1.16%	$5.90
A Class
Actual	$1,000.00	$1,148.70	0.50%	$2.71

Hypothetical	$1,000.00	$1,022.68	0.50%	$2.55

ACCESSOR GROWTH & INCOME ALLOCATION FUND
Institutional Class
Actual	$1,000.00	$1,164.80	0.17%	$0.93

Hypothetical	$1,000.00	$1,024.35	0.17%	$0.87
Investor Class
Actual	$1,000.00	$1,162.20	0.67%	$3.65

Hypothetical	$1,000.00	$1,021.83	0.67%	$3.41
C Class
Actual	$1,000.00	$1,159.80	1.17%	$6.36

Hypothetical	$1,000.00	$1,019.31	1.17%	$5.96
A Class
Actual	$1,000.00	$1,163.30	0.52%	$2.83

Hypothetical	$1,000.00	$1,022.58	0.52%	$2.65

December 31, 2009	58

Disclosure of Fund Expenses (Unaudited)

For the Year Ended December 31, 2009

	BEGINNING ACCOUNT VALUE ON 07/01/09	ENDING ACCOUNT VALUE ON 12/31/09	EXPENSE RATIO(a)	EXPENSES PAID DURING THE PERIOD 07/01/09-12/31/09(b)

ACCESSOR GROWTH ALLOCATION FUND
Institutional Class
Actual	$1,000.00	$1,189.50	0.17%	$0.94

Hypothetical	$1,000.00	$1,024.35	0.17%	$0.87
Investor Class
Actual	$1,000.00	$1,186.70	0.67%	$3.69

Hypothetical	$1,000.00	$1,021.83	0.67%	$3.41
C Class
Actual	$1,000.00	$1,183.90	1.19%	$6.55

Hypothetical	$1,000.00	$1,019.21	1.19%	$6.06
A Class
Actual	$1,000.00	$1,187.60	0.52%	$2.87

Hypothetical	$1,000.00	$1,022.58	0.52%	$2.65

ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND
Institutional Class
Actual	$1,000.00	$1,211.40	0.25%	$1.39

Hypothetical	$1,000.00	$1,023.95	0.25%	$1.28
Investor Class
Actual	$1,000.00	$1,208.50	0.75%	$4.17

Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82
C Class
Actual	$1,000.00	$1,204.80	1.25%	$6.95

Hypothetical	$1,000.00	$1,018.90	1.25%	$6.36
A Class
Actual	$1,000.00	$1,209.60	0.60%	$3.34

Hypothetical	$1,000.00	$1,022.18	0.60%	$3.06

(a) Annualized, based on the Fund’s most recent fiscal half-year expenses.

(b) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

59	December 31, 2009

Schedule of Investments as of December 31, 2009

Accessor Growth Fund

Shares		Value

COMMON STOCKS: 99.5%
Aerospace & Defense: 1.2%

16,270	United Technologies	$1,129,301

Air Freight & Logistics: 0.5%

7,885	CH Robinson Worldwide	463,086

Beverages: 3.5%

29,355	Coca-Cola Company	1,673,235

24,715	PepsiCo	1,502,672

		3,175,907

Biotechnology: 1.8%

7,460	Amgen*	422,012

9,915	Biogen Idec*	530,452

16,635	Gilead Sciences*	719,963

		1,672,427

Capital Markets: 3.1%

2,590	BlackRock — Class A	601,398

14,995	Federated Investors — Class B	412,362

6,995	Goldman Sachs	1,181,036

12,055	T Rowe Price Group	641,929

		2,836,725

Chemicals: 0.9%

8,150	EI du Pont de Nemours	274,410

7,070	Monsanto	577,973

		852,383

Commercial Services & Supplies: 0.3%

8,335	Avery Dennison	304,144

Communications Equipment: 5.0%

122,930	Cisco Systems*	2,942,944

29,730	Harris	1,413,662

4,970	QUALCOMM	229,912

		4,586,518

Computers & Peripherals: 10.5%

18,580	Apple Computer*	3,917,779

47,210	EMC*	824,759

30,530	Hewlett-Packard	1,572,600

20,190	International Business Machines	2,642,871

20,660	SanDisk*	598,933

		9,556,942

Shares		Value

Consumer Finance: 1.5%

32,825	American Express	$1,330,069

Diversified Consumer Services: 1.0%

15,390	DeVry	873,075

Diversified Telecommunication Services: 0.3%

8,150	AT&T	228,444

Electrical Equipment: 0.3%

6,860	Thomas & Betts*	245,519

Electronic Equipment & Instruments: 2.2%

8,335	Agilent Technologies*	258,968

30,630	Avnet*	923,801

19,985	AVX	253,210

24,180	Molex	521,079

		1,957,058

Energy Equipment & Services: 2.5%

15,535	Hallibutron	467,448

7,515	National Oilwell Varco	331,336

22,230	Schlumberger	1,446,951

		2,245,735

Food & Staples Retailing: 2.1%

12,830	Walgreen	471,118

26,400	Wal-Mart Stores	1,411,080

		1,882,198

Food Products: 2.1%

25,880	Archer-Daniels-Midland	810,303

15,215	General Mills	1,077,374

		1,887,677

Gas Utilities: 0.7%

15,040	Questar	625,213

Health Care Equipment & Supplies: 2.2%

10,715	Baxter International	628,756

1,555	Intuitive Surgical*	471,663

19,490	Medtronic	857,170

		1,957,589

Health Care Providers & Services: 2.1%

11,530	Davita*	677,272

December 31, 2009	60	See Notes to Financial Statements

Schedule of Investments as of December 31, 2009

Accessor Growth Fund

Shares		Value
Health Care Providers & Services (continued): 2.1%

16,210	Medco Health Solutions*	$1,035,981

7,815	UnitedHealth Group	238,201

		1,951,454

Hotels, Restaurants & Leisure: 2.4%

20,520	McDonald’s	1,281,269

37,790	Starbucks*	871,437

		2,152,706

Household Products: 3.8%

22,285	Kimberly-Clark	1,419,777

33,980	Procter & Gamble	2,060,208

		3,479,985

Industrial Conglomerates: 1.9%

20,580	3M	1,701,349

Insurance: 0.9%

10,505	Aflac	485,856

18,525	Progressive	333,265

		819,121

Internet & Catalog Retail: 1.4%

9,125	Amazon.com*	1,227,495

Internet Software & Services: 3.9%

4,960	Google — Class A*	3,075,101

29,595	Yahoo!*	496,604

		3,571,705

IT Services: 1.1%

13,640	Lender Processing Services	554,603

21,625	Western Union	407,631

		962,234

Life Sciences Tools & Services: 1.1%

11,375	Thermo Fisher Scientific*	542,474

7,665	Waters*	474,923

		1,017,397

Machinery: 4.7%

14,970	Caterpillar	853,140

6,510	Cummins	298,549

14,520	Danaher	1,091,904

Shares		Value

13,920	Donaldson	$592,157

12,435	Graco	355,268

23,255	Illinois Tool Works	1,116,007

		4,307,025

Media: 1.1%

11,705	McGraw Hill	392,235

25,195	New York Times — Class A	311,410

10,440	Viacom — Class B*	310,381

		1,014,026

Metals & Mining: 2.3%

20,780	AK Steel Holding	443,653

12,510	Freeport-McMoRan Copper & Gold	1,004,428

13,920	Newmont Mining	658,555

		2,106,636

Multi-Line Retail: 0.4%

13,820	Big Lots*	400,504

Oil, Gas & Consumable Fuels: 8.8%

12,795	Anadarko Petroleum	798,664

9,270	Chesapeake Energy	239,908

6,870	Consol Energy	342,126

12,685	Devon Energy	932,347

59,330	Exxon Mobil	4,045,713

13,970	Occidental Petroleum	1,136,459

10,235	XTO Energy	476,235

		7,971,452

Paper & Forest Products: 0.3%

11,340	International Paper	303,685

Pharmaceuticals: 7.2%

16,365	Abbott Laboratories	883,546

3,925	Allergan	247,314

33,380	Johnson & Johnson	2,150,006

23,170	Merck	846,632

12,385	Perrigo	493,419

26,500	Valeant Pharmaceuticals International*	842,435

26,800	Watson Pharmaceuticals*	1,061,548

		6,524,900

See Notes to Financial Statements	61	December 31, 2009

Schedule of Investments as of December 31, 2009

Accessor Growth Fund

Shares		Value
Semiconductors & Semiconductor Equipment: 2.2%

59,315	Intel	$1,210,026

30,925	Texas Instruments	805,906

		2,015,932

Software: 8.7%

18,150	Adobe Systems*	667,557

165,975	Microsoft	5,060,577

78,085	Oracle	1,916,206

13,620	Symantec*	243,662

		7,888,002

Specialty Retail: 1.7%

14,760	Home Depot	427,007

15,210	PetSmart	405,955

20,340	TJX	743,427

		1,576,389

Shares		Value
Textiles, Apparel & Luxury Goods: 0.6%

15,850	Coach	$579,000

Trading Companies & Distributors: 1.2%

13,300	MSC Industrial Direct — Class A	625,100

4,755	WW Grainger	460,427

		1,085,527

	Total Common Stocks (Identified Cost $82,687,398)	90,466,534

	Total Investments: 99.5% (Identified Cost $82,687,398)[1]	90,466,534

	Total Other Assets Less Liabilities: 0.5%	458,850

	Total Net Assets: 100.0%	$90,925,384

* Non-income producing security.

1 See Note 6 for important tax information.

December 31, 2009	62	See Notes to Financial Statements

Schedule of Investments as of December 31, 2009

Accessor Value Fund

Shares		Value

COMMON STOCKS: 99.6%
Aerospace & Defense: 0.2%

20,500	GenCorp*	$143,500

Air Freight & Logistics: 1.9%

22,000	Air Transport Services Group*	58,080

18,300	FedEx	1,527,135

		1,585,215

Airlines: 0.5%

7,300	Hawaiian Holdings*	51,100

20,600	Skywest	348,552

		399,652

Auto Components: 1.0%

4,600	Autoliv	199,456

6,800	Modine Manufacturing	80,512

36,700	Superior Industries International	561,510

		841,478

Automobiles: 0.2%

15,700	Ford Motor*	157,000

Capital Markets: 1.3%

23,800	Ameriprise Financial	923,916

24,300	NGP Capital Resources	197,559

		1,121,475

Chemicals: 3.8%

44,300	Eastman Chemical	2,668,632

19,000	KMG Chemicals	284,050

2,500	PPG Industries	146,350

1,008	Schulman A	20,341

2,347	Stepan	152,109

		3,271,482

Commercial Banks: 5.6%

32,100	Bank of Hawaii	1,510,626

46,300	Prosperity Bancshares	1,873,761

51,500	Wells Fargo	1,389,985

		4,774,372

Commercial Services & Supplies: 0.4%

5,541	Brink’s	134,868

8,300	Deluxe	122,757

Shares		Value

8,600	Kimball International — Class B	$73,272

6,698	Standard Register	34,160

		365,057

Computers & Peripherals: 3.2%

5,400	Electronics for Imaging*	70,254

20,000	International Business Machines	2,618,000

		2,688,254

Consumer Finance: 4.2%

7,800	American Express	316,056

77,200	Capital One Financial	2,959,848

18,000	Discover Financial Services	264,780

		3,540,684

Containers & Packaging: 0.6%

20,200	Pactiv*	487,628

Distributors: 0.0%

100	Core-Mark Holding*	3,296

Diversified Consumer Services: 1.0%

14,700	Career Education*	342,657

36,200	Corinthian Colleges*	498,474

		841,131

Diversified Financial Services: 5.8%

3,100	Bank of America	46,686

328,600	Citigroup	1,087,666

92,210	JP Morgan Chase	3,842,391

		4,976,743

Diversified Telecommunication Services: 5.4%

163,600	AT&T	4,585,708

Electronic Equipment & Instruments: 0.4%

3,800	Insight Enterprises*	43,396

6,700	Tech Data*	312,622

		356,018

Food & Staples Retailing: 1.4%

1,800	Nash Finch	66,762

21,300	Wal-Mart Stores	1,138,485

		1,205,247

See Notes to Financial Statements	63	December 31, 2009

Schedule of Investments as of December 31, 2009

Accessor Value Fund

Shares		Value
Food Products: 5.7%

25,000	Archer-Daniels-Midland	$782,750

16,100	Del Monte Foods	182,574

28,900	General Mills	2,046,409

20,200	Hormel Foods	776,690

15,200	John B. Sanfilippo & Son*	236,512

600	Kraft Foods — Class A	16,308

63,600	Sara Lee	774,648

		4,815,891

Health Care Providers & Services: 3.0%

7,300	Coventry Health Care*	177,317

33,600	Healthspring*	591,696

16,300	Humana*	715,407

18,300	WellPoint*	1,066,707

		2,551,127

Hotels, Restaurants & Leisure: 0.4%

6,000	Cracker Barrel Old Country Store	227,940

2,500	Starbucks*	57,650

105	Steak N Shake*	34,032

		319,622

Household Durables: 0.5%

5,100	Whirlpool	411,366

Household Products: 1.6%

22,700	Procter & Gamble	1,376,301

Industrial Conglomerates: 5.4%

301,400	General Electric	4,560,182

Insurance: 3.5%

56,200	Metlife	1,986,670

19,000	Transatlantic Holdings	990,090

		2,976,760

Internet & Catalog Retail: 0.5%

23,531	HSN*	475,091

IT Services: 4.2%

65,900	Automatic Data Processing	2,821,838

12,500	Computer Sciences*	719,125

		3,540,963

Shares		Value
Machinery: 0.2%

5,300	Oshkosh	$196,259

Media: 5.3%

148,961	CBS — Class B	2,092,902

142,300	Gannett	2,113,155

15,500	McClatchy — Class A	54,870

9,900	Scholastic	295,317

		4,556,244

Multi-Line Retail: 0.8%

14,400	Big Lots*	417,312

15,800	Dillard’s — Class A	291,510

		708,822

Multi-Utilities: 4.5%

24,800	Consolidated Edison	1,126,664

10,100	DTE Energy	440,259

147,500	NiSource	2,268,550

		3,835,473

Oil, Gas & Consumable Fuels: 11.3%

9,700	BreitBurn Energy Partners[1]	102,723

69,200	ChevronTexaco	5,327,708

78,400	ConocoPhillips	4,003,888

9,600	Crosstex Energy	82,560

49	Delek US Holdings	334

1,500	Exxon Mobil	102,285

		9,619,498

Paper & Forest Products: 0.4%

10,900	MeadWestvaco	312,067

Pharmaceuticals: 11.5%

29,800	Abbott Laboratories	1,608,902

77,700	Bristol-Myers Squibb	1,961,925

1,000	Johnson & Johnson	64,410

19,900	KV Pharmaceutical — Class A*	73,033

1,977	KV Pharmaceutical — Class B*	7,809

23,700	Merck	865,998

284,629	Pfizer	5,177,402

		9,759,479

December 31, 2009	64	See Notes to Financial Statements

Schedule of Investments as of December 31, 2009

Accessor Value Fund

Shares		Value
Real Estate: 0.1%

1,721	PS Business Parks	$86,136

Semiconductors & Semiconductor Equipment: 0.2%

8,000	Texas Instruments	208,480

Specialty Retail: 1.2%

2,500	Books-A-Million — Class A	16,800

30,200	Gap	632,690

9,300	Jo-Ann Stores*	337,032

		986,522

Textiles, Apparel & Luxury Goods: 0.0%

4,000	Culp*	39,920

Tobacco: 2.4%

12,600	M&F Worldwide*	497,700

27,200	Philip Morris International	1,310,768

Shares		Value

4,300	Reynolds American	$227,771

		2,036,239

	Total Common Stocks (Identified Cost $83,764,907)	84,716,382

	Total Investments: 99.6% (Identified Cost $83,764,907)[2]	84,716,382

	Total Other Assets Less Liabilities: 0.4%	382,689

	Total Net Assets: 100.0%	$85,099,071

* Non-income producing security.

1 Securities considered Master Limited Partnership. At December 31, 2009, these securities amounted to $102,723 or 0.1% of net assets.

2 See Note 6 for important tax information.

See Notes to Financial Statements	65	December 31, 2009

Schedule of Investments as of December 31, 2009

Accessor Small to Mid Cap Fund

Shares		Value

COMMON STOCKS: 99.9%
Aerospace & Defense: 0.3%

5,157	Alliant Techsystems*	$455,208

Airlines: 1.9%

16,000	Alaska Air Group*	552,960

57,808	AMR*	446,856

55,234	Continental Airlines — Class B*	989,793

901	Delta Air Lines*	10,253

20,880	Skywest	353,290

42,029	UAL*	542,595

55,600	US Airways Group*	269,104

		3,164,851

Auto Components: 1.6%

33,400	American Axle & Manufacturing Holdings	267,868

32,200	ArvinMeritor	359,996

9,815	BorgWarner	326,054

15,460	Cooper Tire & Rubber	309,973

34,200	Dana Holding*	370,728

20,430	Federal Mogul*	353,439

20,100	Tenneco*	356,373

11,800	Thor Industries	370,520

		2,714,951

Beverages: 0.4%

7,700	Central European Distribution*	218,757

10,988	Hansen Natural*	421,939

		640,696

Biotechnology: 2.4%

21,405	Alexion Pharmaceuticals*	1,044,992

3,000	Dendreon*	78,840

10,300	Human Genome Sciences*	315,180

13,582	Myriad Genetics*	354,490

11,410	OSI Pharmaceuticals*	354,052

216,700	PDL BioPharma	1,486,562

10,370	Vertex Pharmaceuticals*	444,355

		4,078,471

Building Products: 0.4%

64,100	NCI Building Systems*	116,021

Shares		Value

14,000	Owens Corning*	$358,960

11,000	USG*	154,550

		629,531

Capital Markets: 2.1%

7,386	Affiliated Managers Group*	497,447

1,200	AllianceBernstein Holding LP	33,720

4,956	BlackRock — Class A	1,150,783

17,123	Eaton Vance	520,710

19,863	Hercules Technology Growth Capital	206,377

8,290	Jefferies Group	196,722

10,841	SWS Group	131,176

22,968	TD Ameritrade Holding*	445,120

11,060	Waddell & Reed Financial — Class A	337,772

		3,519,827

Chemicals: 4.9%

7,846	Arch Chemicals	242,284

5,106	Ashland	202,300

16,134	Cabot	423,195

11,150	Celanese — Class A	357,915

13,899	Cytec Industries	506,201

28,700	Ferro	236,488

4,203	FMC	234,359

12,888	HB Fuller	293,202

27,804	Huntsman	313,907

8,562	Innophos Holdings	196,840

16,987	Koppers Holdings	517,084

13,048	Mosaic	779,357

18,582	Nalco Holding	474,027

2,900	NewMarket	332,833

15,900	Olin	278,568

7,084	OM Group*	222,367

54,200	PolyOne*	404,874

15,300	Rockwood Holdings*	360,468

24,763	RPM International	503,432

14,132	Schulman A	285,184

4,700	Scotts Miracle-Gro — Class A	184,757

December 31, 2009	66	See Notes to Financial Statements

Schedule of Investments as of December 31, 2009

Accessor Small to Mid Cap Fund

Shares		Value
Chemicals (continued): 4.9%

8,219	Sensient Technologies	$216,160

18,126	Spartech	185,973

2,600	Terra Industries	83,694

3,700	Westlake Chemical	92,241

18,005	WR Grace*	456,427

		8,384,137

Commercial Banks: 1.8%

5,145	Bank of Hawaii	242,124

3,800	Chemical Financial	89,604

9,820	Comerica	290,377

4,968	Cullen	248,400

6,619	Hancock Holding	289,846

12,102	Independent Bank	252,811

9,032	Independent Bank	6,503

169,400	Pacific Capital Bancorp	162,624

8,033	Prosperity Bancshares	325,095

57,400	Regions Financial	303,646

82,166	South Financial Group	52,972

9,834	Westamerica Bancorporation	544,509

14,546	Wilmington Trust	179,498

		2,988,009

Commercial Services & Supplies: 1.1%

6,909	Advisory Board*	211,830

1,530	Amrep*	20,961

15,290	Brink’s	372,159

9,438	CDI	122,222

16,004	Covanta Holding*	289,512

10,810	Geo Group*	236,523

6,134	IHS — Class A*	336,205

8,240	Mine Safety Appliances	218,607

		1,808,019

Communications Equipment: 0.5%

26,800	ADC Telecommunications*	166,428

9,891	CommScope*	262,408

18,615	InterDigital*	494,042

		922,878

Shares		Value
Computers & Peripherals: 0.8%

7,500	Imation	$65,400

21,385	Lexmark International — Class A*	555,582

40,376	NCR*	449,385

6,985	Synaptics*	214,090

		1,284,457

Construction & Engineering: 1.5%

10,255	Dycom Industries*	82,348

14,068	EMCOR Group*	378,429

23,400	KBR	444,600

19,520	Quanta Services*	406,797

12,032	Shaw Group*	345,920

22,700	Tutor Perini*	410,416

9,647	URS*	429,484

		2,497,994

Construction Materials: 0.2%

29,710	Headwaters*	193,709

2,632	Martin Marietta Materials	235,327

		429,036

Consumer Finance: 0.1%

2,196	The Student Loan Corporation	102,268

Containers & Packaging: 0.6%

5,251	Greif — Class A	283,449

3,900	Rock-Tenn — Class A	196,599

7,001	Sonoco Products	204,779

15,400	Temple-Inland	325,094

		1,009,921

Diversified Consumer Services: 0.8%

8,600	Brink’s Home Security Holdings*	280,704

8,250	Career Education*	192,307

10,512	Hillenbrand	198,046

2,803	ITT Educational Services*	268,976

10,650	Regis	165,821

12,280	Universal Technical Institute*	248,056

		1,353,910

Diversified Financial Services: 0.6%

29,100	Apollo Investment	277,323

See Notes to Financial Statements	67	December 31, 2009

Schedule of Investments as of December 31, 2009

Accessor Small to Mid Cap Fund

Shares		Value
Diversified Financial Services (continued): 0.6%

7,237	Asta Funding	$51,310

337	CME Group — Class A	113,215

1,272	Financial Federal	34,980

1,899	MSCI — Class A*	60,388

6,300	NYSE Euronext	159,390

16,798	PHH*	270,616

		967,222

Diversified Telecommunication Services: 0.8%

132,887	Cincinnati Bell*	458,460

46,900	Frontier Communications	366,289

6,156	General Communication — Class A*	39,275

177,368	Level 3 Communications*	271,373

11,261	tw telecom — Class A*	193,014

		1,328,411

Electric Utilities: 0.8%

15,218	Hawaiian Electric Industries	318,056

25,400	NV Energy	314,452

21,564	Portland General Electric	440,121

10,461	Unisource Energy	336,740

		1,409,369

Electrical Equipment: 0.6%

11,376	Belden	249,362

1,114	First Solar*	150,836

5,013	General Cable*	147,482

7,100	Roper Industries	371,827

4,534	Sunpower — Class A*	107,365

		1,026,872

Electronic Equipment & Instruments: 4.8%

10,169	Amphenol — Class A	469,605

9,144	Anixter International*	430,682

16,642	Arrow Electronics*	492,770

18,366	Avnet*	553,919

21,740	Benchmark Electronics*	411,103

66,495	Brightpoint*	488,738

14,003	Checkpoint Systems*	213,546

12,178	Cognex	215,794

Shares		Value

11,155	Dolby Laboratories — Class A*	$532,428

17,106	FLIR Systems*	559,708

19,526	Ingram Micro — Class A*	340,729

43,525	L-1 Identity Solutions — Class 1*	326,002

24,795	Methode Electronics	215,221

2,600	Mettler-Toledo International*	272,974

6,095	Multi-Fineline Electronix*	172,915

7,252	Rofin-Sinar Technologies*	171,220

31,100	Sanmina-SCI*	343,033

8,929	Scansource*	238,404

8,524	SYNNEX*	261,346

11,441	Tech Data*	533,837

18,192	Trimble Navigation Ltd.*	458,438

46,430	Vishay Intertechnology*	387,691

		8,090,103

Energy Equipment & Services: 1.7%

14,182	Dresser-Rand Group*	448,293

21,390	Exterran Holdings*	458,815

7,045	Gulf Island Fabrication	148,156

21,100	Helix Energy Solutions Group*	247,925

10,854	Helmerich & Payne	432,858

30,220	Hercules Offshore*	144,452

3,907	Oceaneering International*	228,638

16,154	Pride International*	515,474

5,500	Tidewater	263,725

		2,888,336

Food & Staples Retailing: 1.4%

7,100	Andersons	183,322

15,200	BJ’s Wholesale Club*	497,192

11,161	Casey’s General Stores	356,259

24,000	Great Atlantic & Pacific Tea*	282,960

12,876	Nash Finch	477,571

11,200	Pantry*	152,208

205,900	Rite Aid*	310,909

6,100	Spartan Stores	87,169

		2,347,590

December 31, 2009	68	See Notes to Financial Statements

Schedule of Investments as of December 31, 2009

Accessor Small to Mid Cap Fund

Shares		Value
Food Products: 1.9%

11,686	Bunge Ltd.	$745,917

37,701	Chiquita Brands International*	680,126

9,315	Corn Products International	272,278

9,133	Flowers Foods	217,000

11,569	Fresh Del Monte Produce*	255,675

5,683	Hormel Foods	218,511

6,197	Ralcorp Holdings*	370,023

9,800	Sanderson Farms	413,168

9,400	Smithfield Foods*	142,786

		3,315,484

Gas Utilities: 0.3%

15,090	Laclede Group	509,589

Health Care Equipment & Supplies: 2.5%

2,300	Beckman Coulter	150,512

8,284	Cooper	315,786

5,218	Edwards Lifesciences*	453,183

7,872	Gen-Probe*	337,709

14,400	Hill-Rom Holdings	345,456

20,359	Hologic*	295,206

9,602	IDEXX Laboratories*	513,131

12,737	Immucor*	257,797

2,900	Inverness Medical Innovations*	120,379

6,936	Kensey Nash*	176,868

13,917	Meridian Bioscience	299,911

12,320	Quidel*	169,770

12,485	Resmed*	652,591

6,394	STERIS	178,840

		4,267,139

Health Care Providers & Services: 3.4%

20,820	AMERIGROUP*	561,307

11,445	Amsurg — Class A*	252,019

15,600	Centene*	330,252

8,314	Chemed	398,823

9,933	Community Health Systems*	353,615

10,728	Hanger Orthopedic Group*	148,368

41,000	Health Management Associates — Class A*	298,070

Shares		Value

19,502	Health Net*	$454,202

20,687	Healthspring*	364,298

6,189	Henry Schein*	325,541

17,037	inVentiv Health*	275,488

3,676	Laboratory Corp of America Holdings*	275,112

6,314	LifePoint Hospitals*	205,268

7,001	Magellan Health Services*	285,151

6,805	Mednax*	409,049

27,523	Nighthawk Radiology Holdings*	124,679

13,500	Omnicare	326,430

10,500	WellCare Health Plans*	385,980

		5,773,652

Hotels, Restaurants & Leisure: 2.3%

8,523	Bally Technologies*	351,915

15,357	Brinker International	229,127

7,600	Cedar Fair	86,716

4,271	Chipotle Mexican Grill — Class A*	376,531

26,652	CKE Restaurants	225,476

15,400	Cracker Barrel Old Country Store	585,046

25,200	Denny’s*	55,188

9,500	DineEquity*	230,755

28,454	Domino’s Pizza*	238,445

23,578	Las Vegas Sands*	352,255

19,000	MGM Mirage*	173,280

20,700	Pinnacle Entertainment*	185,886

16,033	Royal Caribbean Cruises*	405,314

89,616	Wendy’s/Arby’s Group — Class A	420,299

		3,916,233

Household Durables: 1.3%

13,100	American Greetings — Class A	285,449

33,800	Beazer Homes USA*	163,592

10,434	Garmin Ltd.	320,324

42,610	Hovnanian Enterprises — Class A*	163,623

19,990	Lennar — Class A	255,272

6,900	Mohawk Industries*	328,440

17,277	Pulte Homes	172,770

See Notes to Financial Statements	69	December 31, 2009

Schedule of Investments as of December 31, 2009

Accessor Small to Mid Cap Fund

Shares		Value
Household Durables (continued): 1.3%

71,369	Standard Pacific*	$266,920

15,425	Toll Brothers*	290,144

		2,246,534

Household Products: 0.4%

3,700	Church & Dwight	223,665

6,947	Energizer Holdings*	425,712

		649,377

Independent Power Producers & Energy Traders: 0.6%

20,230	Calpine*	222,530

10,300	NRG Energy*	243,183

92,543	RRI Energy*	529,346

		995,059

Industrial Conglomerates: 0.3%

16,556	McDermott International*	397,510

7,014	Tredegar	110,961

		508,471

Insurance: 9.5%

5,300	ACE Ltd.	267,120

20,100	American Financial Group	501,495

18,523	Axis Capital Holdings Ltd.	526,239

2,834	Berkshire Hathaway — Class B*	9,312,524

7,800	Cincinnati Financial	204,672

32,300	Conseco*	161,500

8,931	Delphi Financial Group — Class A	199,787

12,192	Endurance Specialty Holdings Ltd.	453,908

18,120	Fidelity National Financial — Class A	243,895

5,200	Infinity Property & Casualty	211,328

19,055	Meadowbrook Insurance Group	141,007

21,660	Old Republic International	217,466

4,200	PartnerRe Ltd.	313,572

72,524	Phoenix Companies	201,617

6,190	Platinum Underwriters Holdings Ltd.	237,015

5,437	ProAssurance*	292,021

14,751	Protective Life	244,129

12,469	Reinsurance Group of America — Class A	594,148

4,100	RenaissanceRe Holdings Ltd.	217,915

Shares		Value

3,058	Safety Insurance Group	$110,791

16,135	Selective Insurance Group	265,421

10,555	StanCorp Financial Group	422,411

7,396	Tower Group	173,140

17,858	Unitrin	393,769

9,600	Validus Holdings Ltd.	258,624

		16,165,514

Internet & Catalog Retail: 0.5%

33,486	Liberty Media — Interactive*	362,988

10,513	NutriSystem	327,690

10,600	Ticketmaster Entertainment*	129,532

		820,210

Internet Software & Services: 1.2%

49,500	Earthlink	411,345

29,740	InterActiveCorp*	609,075

28,027	LivePerson*	195,348

80,236	United Online	576,897

26,904	ValueClick*	272,269

		2,064,934

IT Services: 3.7%

5,144	Alliance Data Systems*	332,251

11,568	Broadridge Financial Solutions	260,974

10,407	CSG Systems International*	198,670

11,247	DST Systems*	489,807

4,769	Global Payments	256,858

27,072	Heartland Payment Systems	355,455

18,194	Hewitt Associates — Class A*	768,878

11,900	MAXIMUS	595,000

10,003	NeuStar — Class A*	230,469

15,860	Unisys*	611,562

25,775	VeriFone Holdings*	422,195

19,289	Visa — Class A	1,687,016

		6,209,135

Leisure Equipment & Products: 0.3%

22,500	Brunswick	285,975

70,450	Eastman Kodak	297,299

		583,274

December 31, 2009	70	See Notes to Financial Statements

Schedule of Investments as of December 31, 2009

Accessor Small to Mid Cap Fund

Shares		Value
Life Sciences Tools & Services: 1.6%

18,839	Bruker*	$227,198

11,788	Charles River Laboratories International*	397,138

10,321	Covance*	563,217

14,947	Illumina*	458,126

9,543	Kendle International*	174,732

7,800	Pharmaceutical Product Development	182,832

9,457	Techne	648,372

		2,651,615

Machinery: 2.3%

13,000	AGCO*	420,420

8,700	Harsco	280,401

8,337	Joy Global	430,106

3,546	Lydall*	18,475

23,300	Manitowoc	232,301

47,057	Mueller Water Products — Class A	244,696

24,824	Navistar International*	959,448

13,968	Pentair	451,166

4,500	SPX	246,150

14,859	Terex*	294,357

17,875	Trinity Industries	311,740

		3,889,260

Marine: 0.5%

6,538	Alexander & Baldwin	223,796

58,800	Excel Maritime Carriers Ltd. — Class A	362,208

3,100	Genco Shipping & Trading Ltd.	69,378

3,700	Horizon Lines — Class A	20,609

7,279	Kirby*	253,527

		929,518

Media: 2.8%

48,000	Belo — Class A	261,120

22,861	Cablevision Systems	590,271

7,975	DIRECTV — Class A*	265,966

28,520	Discovery Communications — Class A*	874,709

1,165	DISH Network — Class A	24,197

24,200	EW Scripps — Class A*	168,432

17,758	Harte-Hanks	191,431

Shares		Value

33,181	Liberty Global — Class A*	$726,996

4,146	Liberty Media — Starz*	191,338

30,114	Live Nation*	256,270

9,157	Morningstar*	442,649

17,300	Sinclair Broadcast Group — Class A	69,719

10,202	Time Warner Cable — Class A	422,261

19,707	Valassis Communications*	359,850

		4,845,209

Metals & Mining: 1.6%

14,400	AK Steel Holding	307,440

8,494	Cliffs Natural Resources	391,489

22,998	Commercial Metals	359,919

3,300	Compass Minerals International	221,727

25,300	General Steel Holdings*	111,573

7,900	Kaiser Aluminum	328,798

5,700	Royal Gold	268,470

20,599	Steel Dynamics	365,014

1,600	Walter Energy	120,496

16,815	Worthington Industries	219,772

		2,694,698

Multi-Line Retail: 0.6%

7,306	Big Lots*	211,728

20,000	Dillard’s — Class A	369,000

8,219	Dollar Tree*	396,978

		977,706

Multi-Utilities: 1.1%

8,443	Black Hills	224,837

8,829	MDU Resources Group	208,364

34,900	NiSource	536,762

23,021	NorthWestern	599,007

26,517	PNM Resources	335,440

		1,904,410

Oil, Gas & Consumable Fuels: 5.2%

7,100	Alpha Natural Resources*	307,998

11,277	Arch Coal	250,913

32,702	Atlas Pipeline Partners	320,807

See Notes to Financial Statements	71	December 31, 2009

Schedule of Investments as of December 31, 2009

Accessor Small to Mid Cap Fund

Shares		Value
Oil, Gas & Consumable Fuels (continued): 5.2%

6,223	Buckeye Partners	$338,842

1,900	Cheniere Energy Partners	24,510

424	Cimarex Energy	22,459

4,964	Continental Resources*	212,906

9,500	Crosstex Energy	81,700

12,030	CVR Energy*	82,526

12,600	Denbury Resources*	186,480

11,497	Enbridge Energy Partners	617,274

22,221	Endeavour International*	23,999

13,841	Energy Transfer Equity	423,258

26,833	Enterprise Products Partners LP1	842,825

2	Kinder Morgan Management LLC*	112

7,680	Magellan Midstream Partners	332,774

32,640	McMoRan Exploration*	261,773

3,238	Newfield Exploration*	156,169

3,552	NuStar Energy	199,232

9,915	NuStar GP Holdings LLC	266,912

23,957	Petrohawk Energy*	574,728

4,214	Plains All American Pipeline	222,710

7,668	Plains Exploration & Production*	212,097

17,800	Quicksilver Resources*	267,178

13,100	Ship Finance	178,553

13,192	Southern Union	299,458

3,940	Targa Resources Partners	95,781

22,080	Teekay	512,477

16,706	Ultra Petroleum*	832,961

58,630	USEC*	225,725

19,900	Western Refining*	93,729

1,700	Whiting Petroleum*	121,465

11,678	World Fuel Services	312,854

		8,903,185

Paper & Forest Products: 0.4%

9,000	Domtar*	498,690

27,900	Louisiana — Pacific*	194,742

		693,432

Shares		Value
Personal Products: 0.6%

7,700	Avon Products	$242,550

14,027	Herbalife Ltd.	569,075

1,500	Mead Johnson Nutrition — Class A	65,550

9,200	Prestige Brands Holdings*	72,312

		949,487

Pharmaceuticals: 1.5%

20,704	Endo Pharmaceuticals Holdings*	424,639

12,340	King Pharmaceuticals*	151,412

17,732	Medicis Pharmaceutical — Class A	479,650

22,200	Mylan*	409,146

10,212	Obagi Medical Products*	122,544

14,519	Perrigo	578,437

12,200	Valeant Pharmaceuticals International*	387,838

		2,553,666

Real Estate: 6.5%

20,152	AMB Property	514,884

64,490	Annaly Capital Management	1,118,901

55,842	Anworth Mortgage Asset	390,894

20,500	Brookfield Properties	248,460

188,600	Chimera Investment	731,768

23,493	Duke Realty	285,910

9,728	Entertainment Properties Trust	343,107

28,423	Equity One	459,600

35,200	First Industrial Realty Trust	184,096

4,967	Franklin Street Properties	72,568

30,072	Hatteras Financial	840,813

10,183	Hospitality Properties Trust	241,439

8,500	Liberty Property Trust	272,085

18,473	LTC Properties	494,153

2,600	Macerich	93,470

10,756	Mack-Cali Realty	371,835

24,306	Medical Properties Trust	243,060

41,441	MFA Financial	304,591

19,126	National Retail Properties	405,854

9,103	Nationwide Health Properties	320,243

49,454	NorthStar Realty Finance	169,627

December 31, 2009	72	See Notes to Financial Statements

Schedule of Investments as of December 31, 2009

Accessor Small to Mid Cap Fund

Shares		Value
Real Estate (continued): 6.5%

20,405	Omega Healthcare Investors	$396,877

5,200	Realty Income	134,732

40,400	Redwood Trust	584,184

11,062	Regency Centers	387,834

23,014	Resource Capital	113,229

9,132	SL Green Realty	458,792

9,050	Sovran Self Storage	323,356

6,396	Ventas	279,761

8,800	Weingarten Realty Investors	174,152

		10,960,275

Road & Rail: 0.6%

6,405	Arkansas Best	188,499

30,800	Avis Budget Group*	404,096

7,056	Con-way	246,325

7,500	Dollar Thrifty Automotive Group*	192,075

		1,030,995

Semiconductors & Semiconductor Equipment: 4.0%

35,000	Amkor Technology*	250,600

106,850	Conexant Systems*	247,892

29,500	Cypress Semiconductor*	311,520

25,040	Fairchild Semiconductor International — Class A*	250,150

42,292	Integrated Device Technology*	273,629

44,366	Intersil — Class A	680,574

11,969	Lam Research*	469,304

37,754	Marvell Technology Group Ltd.*	783,396

32,065	Maxim Integrated Products	650,919

19,801	Microsemi*	351,468

10,588	Monolithic Power Systems*	253,794

26,179	National Semiconductor	402,109

62,407	ON Semiconductor*	549,806

52,302	RF Micro Devices*	249,481

5,980	Silicon Laboratories*	289,073

9,365	Standard Microsystems*	194,605

6,854	Varian Semiconductor Equipment Associates*	245,922

Shares		Value

2,243	Veeco Instruments*	$74,109

17,800	Zoran*	196,690

		6,725,041

Software: 2.1%

84,751	Activision Blizzard*	941,584

15,104	ANSYS*	656,420

9,600	AsiaInfo Holdings*	292,512

65,880	Cadence Design Systems*	394,621

8,200	Nuance Communications*	127,428

10,147	Sybase*	440,380

24,899	Symyx Technologies*	136,944

12,126	Synopsys*	270,167

24,840	THQ*	125,194

28,311	TIBCO Software*	272,635

		3,657,885

Specialty Retail: 4.7%

13,317	Aaron’s	369,281

3,915	Abercrombie & Fitch — Class A	136,438

7,546	Aeropostale*	256,941

36,957	American Eagle Outfitters	627,530

21,005	AnnTaylor Stores*	286,508

11,400	Asbury Automotive Group*	131,442

21,534	Barnes & Noble	410,653

311,800	Blockbuster — Class A*	208,906

13,800	Brown Shoe	136,206

7,104	Buckle	208,005

14,206	Cato — Class A	284,972

17,023	Christopher & Banks	129,715

14,308	Collective Brands*	325,793

29,942	Foot Locker	333,554

7,713	Group 1 Automotive	218,664

5,074	Gymboree*	220,668

10,462	Jo-Ann Stores*	379,143

8,017	Men’s Wearhouse	168,838

28,400	OfficeMax*	360,396

20,896	Penske Auto Group	317,201

See Notes to Financial Statements	73	December 31, 2009

Schedule of Investments as of December 31, 2009

Accessor Small to Mid Cap Fund

Shares		Value
Specialty Retail (continued): 4.7%

12,519	PetSmart	$334,132

12,077	RadioShack	235,502

15,156	Rent-A-Center — Class A*	268,564

8,032	Ross Stores	343,047

17,625	Signet Jewelers Ltd.*	470,940

13,415	Urban Outfitters*	469,391

20,420	Williams-Sonoma	424,328

		8,056,758

Textiles, Apparel & Luxury Goods: 0.7%

10,179	Fossil*	341,607

20,378	Iconix Brand Group*	257,782

18,320	Jones Apparel Group	294,219

42,800	Liz Claiborne*	240,964

6,500	Oxford Industries	134,420

		1,268,992

Thrifts & Mortgage Finance: 1.2%

22,223	First Niagara Financial Group	309,122

65,220	New York Community Bancorp	946,342

32,209	TFS Financial	391,017

54,291	Trustco Bank NY	342,033

1,711	ViewPoint Financial Group	24,656

		2,013,170

Tobacco: 0.4%

61,500	Alliance One International*	300,120

4,505	Lorillard	361,436

		661,556

Shares		Value
Trading Companies & Distributors: 0.6%

22,134	Aircastle Ltd.	$218,020

8,504	Kaman	196,357

8,608	Textainer Group Holdings Ltd.	145,475

36,118	United Rentals*	354,318

6,941	WESCO International*	187,476

		1,101,646

Utilities: 0.3%

21,100	American Water Works	472,851

Wireless Telecommunication Services: 0.3%

15,945	Leap Wireless International*	279,835

37,135	MetroPCS Communications*	283,340

		563,175

	Total Common Stocks (Identified Cost $150,800,339)	169,571,202

	Total Investments: 99.9% (Identified Cost $150,800,339)[2]	169,571,202

	Total Other Assets Less Liabilities: 0.1%	89,607

	Total Net Assets: 100.0%	$169,660,809

* Non-income producing security.

1 Securities considered Master Limited Partnership. At December 31, 2009, these securities amounted to $842,825 or 0.5% of net assets.

2 See Note 6 for important tax information.

LLC — Limited Liability Company

LP — Limited Partnership

Ltd. — Limited

December 31, 2009	74	See Notes to Financial Statements

Schedule of Investments as of December 31, 2009

Accessor International Equity Fund

Shares		Value

COMMON STOCKS: 96.7%
Australia: 4.6%

9,551	CSL Ltd.	$277,660

102,458	Downer EDI Ltd.	853,039

43,475	JB Hi-Fi Ltd.	877,357

4,059	Macquarie Group Ltd.	173,864

26,408	National Australia Bank Ltd.	644,282

399,207	OZ Minerals Ltd.	425,388

8,601	Rio Tinto Ltd.	573,997

31,898	Woolworths Ltd.	799,804

		4,625,391

Austria: 0.3%

7,824	OMV AG	342,727

Belgium: 0.2%

30,656	Dexia SA	192,657

Brazil: 4.0%

18,100	Cia de Saneamento Basico do Estado de Sao Paulo — ADR	708,072

22,900	EDP — Energias do Brasil SA	440,915

34,100	Natura Cosmeticos SA	710,572

37,900	Petroleo Brasileiro SA — Class A — ADR	1,606,581

21,900	Vale SA — Class B — ADR	543,558

		4,009,698

Cayman Islands: 0.5%

194,000	Tingyi Cayman Islands Holding	480,065

Chile: 0.2%

14,808	Cia Cervecerias Unidas SA	116,490

5,600	Enersis SA — ADR	128,016

		244,506

China: 4.1%

232,720	Chaoda Modern Agriculture Holdings Ltd.	247,735

1,176,000	China Construction Bank — Class H	1,004,501

684,000	Dongfeng Motor Group Ltd. — Class H	976,754

316,000	Industrial & Commercial Bank of China	260,253

186,000	PetroChina Co. Ltd. — Class H	221,132

76,000	Shandong Weigao Group Medical Polymer Ltd. — Class H	253,293

Shares		Value

29,000	Tencent Holdings Ltd.	$627,220

64,000	Weichai Power Ltd. — Class H	513,305

		4,104,193

Czech Republic: 0.2%

3,793	CEZ Group	178,007

Denmark: 1.4%

36	A P Moller-Maersk A — Class B	252,599

18,810	Novo Nordisk A — Class B	1,199,280

		1,451,879

France: 7.0%

11,903	AXA SA	279,014

13,500	BNP Paribas	1,069,045

28,383	Credit Agricole SA	497,304

3,572	Gecina SA	387,766

4,819	Schneider Electric SA	559,403

27,373	Societe Generale	1,898,771

32,464	Total SA	2,081,757

1,502	Unibail-Rodamco SE	329,421

		7,102,481

Germany: 6.9%

13,064	Aareal Bank AG	244,925

16,723	BASF SE	1,033,308

8,837	Bayerische Motoren Werke AG	401,624

16,808	Deutsche Bank AG	1,186,554

14,239	Hannover Rueckversicherung AG	664,165

13,178	Muenchener Rueckversicherungs AG	2,049,251

5,337	RWE AG	517,069

7,743	Siemens AG	709,422

4,605	ThyssenKrupp AG	172,830

		6,979,148

Great Britian: 16.8%

16,250	Aggreko PLC	242,590

4,791	Anglo American PLC	207,486

32,733	Antofagasta PLC	520,702

34,968	AstraZeneca PLC	1,643,396

See Notes to Financial Statements	75	December 31, 2009

Schedule of Investments as of December 31, 2009

Accessor International Equity Fund

Shares		Value
Great Britian (continued): 16.8%

29,172	Atkins WS PLC	$287,334

78,374	BAE Systems PLC	453,603

79,000	Barclays PLC	348,110

45,379	BHP Billiton PLC	1,446,680

40,250	British American Tobacco PLC	1,306,647

555,611	BT Group PLC — Class A	1,210,024

16,136	Close Brothers Group PLC	179,318

48,592	Compass Group PLC	347,748

120,605	DS Smith PLC	246,676

101,410	GlaxoSmithKline PLC	2,150,485

98,700	Hiscox Ltd.	502,957

54,761	JKX Oil & Gas PLC	249,624

37,707	Mondi PLC	202,299

23,583	Next PLC	788,521

89,659	Pearson PLC	1,285,526

38,500	Petrofac Ltd.	644,486

25,856	Smith & Nephew PLC	265,964

42,980	Standard Chartered PLC	1,085,067

27,744	Tate & Lyle PLC	192,971

21,379	Vedanta Resources PLC	894,193

27,929	Wetherspoon (J.D.) PLC	191,226

		16,893,633

Greece: 0.6%

12,960	Alpha Bank AE	150,986

10,601	OPAP SA	232,527

9,660	Public Power SA	178,862

		562,375

Hong Kong: 2.6%

152,000	China Unicom Hong Kong Ltd.	199,469

87,000	Hutchison Whampoa Ltd.	595,257

167,000	Hysan Development Ltd.	472,636

364,000	Noble Group Ltd.	834,658

58,000	VTech Holdings Ltd.	553,210

		2,655,230

India: 1.6%

8,600	Infosys Technologies Ltd.	475,322

Shares		Value

8,836	State Bank of India Ltd.	$869,331

13,100	Sterlite Industries India Ltd. — ADR	238,682

		1,583,335

Indonesia: 0.9%

164,500	Astra International	603,162

340,500	Semen Gresik Persero	270,479

		873,641

Ireland: 0.3%

12,857	CRH PLC	350,852

Israel: 0.5%

25,700	Partner Communications	522,995

Italy: 3.0%

50,965	Banco Popolare Scarl	381,165

62,860	ENI SpA	1,598,167

12,416	Finmeccanica SpA	198,467

182,977	Telecom Italia SpA	284,968

154,092	UniCredito Italiano SpA	514,405

		2,977,172

Japan: 15.2%

100,000	77 Bank Ltd.	532,362

21,800	Canon	927,887

27,000	Daiwa House Industry Ltd.	290,495

7,200	East Japan Railway	455,891

52,500	FUJIFILM Holdings	1,586,472

95,000	Fujitsu Ltd.	616,763

68,000	Gunma Bank Ltd.	347,985

43,600	Honda Motor Ltd.	1,480,165

56,000	Itochu	413,904

47,000	Joyo Bank Ltd.	188,980

263	KDDI	1,393,859

259,000	Marubeni	1,431,556

39,000	Nippon Meat Packers	451,782

25,000	Nippon Oil	115,971

217	NTT DoCoMo	303,000

4,030	ORIX	274,542

84,000	Osaka Gas Ltd.	283,271

December 31, 2009	76	See Notes to Financial Statements

Schedule of Investments as of December 31, 2009

Accessor International Equity Fund

Shares		Value
Japan (continued): 15.2%

48,000	Sakai Chemical Industry Ltd.	$217,964

34,800	Sony	1,012,295

96,100	Sumitomo	979,140

8,100	Takata	189,208

37,000	Tokushima Bank Ltd.	129,667

159,000	Tokyo Gas Ltd.	635,044

81	West Japan Railway	271,725

37,000	Yamanashi Chuo Bank Ltd.	147,860

50,000	Yamato Holdings Ltd.	696,414

		15,374,202

Malaysia: 0.4%

72,100	AMMB Holdings BHD	104,968

117,400	Tenaga Nasional BHD	287,374

		392,342

Mexico: 1.0%

152,600	GEO SAB de CV*	405,731

114,300	Grupo Modelo SAB de CV	635,093

		1,040,824

Netherlands: 2.8%

58,946	ING Groep NV	566,746

110,763	James Hardie Industries NV	842,259

10,254	Koninklijke DSM NV	502,992

28,796	Royal Dutch Shell PLC — Class A	871,372

		2,783,369

Norway: 2.0%

80,666	DnB NOR ASA	870,502

26,700	StatoilHydro ASA	665,623

36,600	Telenor ASA	511,088

		2,047,213

Poland: 0.4%

9,648	KGHM Polska Miedz SA	355,414

Russia: 1.6%

12,492	LUKOIL	707,885

10,100	Mobile Telesystems	493,789

10,379	Pharmstandard*	210,591

5,927	Tatneft	171,258

		1,583,523

Shares		Value
Singapore: 0.2%

46,000	Wilmar International Ltd.	$209,095

South Africa: 0.9%

15,400	Group Ltd.	244,780

39,912	Shoprite Holdings Ltd.	350,433

30,784	Truworths International Ltd.	180,678

11,903	Wilson Bayly Holmes-Ovcon Ltd.	172,706

		948,597

South Korea: 3.5%

17,260	Daegu Bank*	254,104

2,385	Hyundai Heavy Industries*	354,387

9,640	Korea Electric Power	281,585

1,602	Korea Zinc Ltd.*	279,955

19,700	LG Dacom*,1	308,862

8,220	LG Display Ltd.*	278,119

2,739	LG Electronics	285,738

46,210	LG Telecom Ltd.*	336,995

2,300	POSCO — ADR	301,530

1,870	Samsung Electro-Mechanics Ltd.*	172,099

724	Samsung Electronics Co. Ltd.	496,820

9,460	STX Engine Ltd.*	155,133

		3,505,327

Spain: 3.5%

20,249	Banco Bilbao Vizcaya Argentaria SA	368,436

109,715	Banco Santander SA	1,810,044

17,492	Enagas	387,134

34,729	Telefonica SA	970,445

		3,536,059

Sweden: 0.3%

14,543	Assa Abloy AB — Class B	280,467

Switzerland: 5.4%

2,542	Baloise Holding AG	210,903

57,156	Nestle SA	2,771,978

10,188	Roche Holding AG	1,741,017

3,339	Zurich Financial Services AG	729,456

		5,453,354

See Notes to Financial Statements	77	December 31, 2009

Schedule of Investments as of December 31, 2009

Accessor International Equity Fund

Shares		Value
Taiwan: 2.3%

477,000	Advanced Semiconductor Engineering	$428,622

57,050	HON HAI Precision Industry Ltd.	267,096

650	HTC	7,455

17,034	MediaTek	296,282

95,264	Taiwan Semiconductor Manufacturing Co. Ltd.	1,089,820

172,000	TSRC	213,077

		2,302,352

Thailand: 0.8%

56,300	Bangkok Bank PCL	197,152

1,141,100	Charoen Pokphand Foods PCL	390,269

323,200	CP ALL PCL	241,091

		828,512

Turkey: 0.7%

55,897	Haci Omer Sabanci Holding AS	217,816

78,650	Turkiye Is Bankasi — Class C	332,514

69,900	Turkiye Vakiflar Bankasi Tao — Class D	200,766

		751,096

	Total Common Stocks (Identified Cost $77,165,950)	97,521,731

	Total Investments: 96.7% (Identified Cost $77,165,950)[2]	97,521,731

	Total Other Assets Less Liabilities: 3.3%	3,345,374

	Total Net Assets: 100.0%	$100,867,105

* Non-income producing security.

1 Fair Valued security under procedures established by the Fund’s Board of Trustees.

2 See Note 6 for important tax information.

ADR — American Depositary Receipt

AG — Aktiengesellschaft (German designation for stock corporation)

ASA — Allmennaksjeselskap (Norwegian designation for company on the stock exchange)

BHD — Berhad (Malaysian designation for incorporated)

Ltd. — Limited

NV — Naamloze Vennootschap (Dutch designation for public limited liability corporation)

PCL — Public Company Limited (Thai designation for Plc)

PLC — Public Limited Company

SA — Société Anonyme (French designation for stock corporation)

SAB de CV — Sociedad Anonima de Capital Variable (Spanish designation for variable capital company)

SpA — Società Per Azioni (Italian designation for shared company)

December 31, 2009	78	See Notes to Financial Statements

Schedule of Investments as of December 31, 2009

Accessor Strategic Alternatives Fund

Principal Amount		Value

CORPORATE BONDS: 7.8%
Finance-Banking: 7.8%

$10,000,000	Barclay S&P Commodity Total Return[1,2,3] 0.133%, 08/20/2010	$9,284,000

	Total Corporate Bonds (Identified Cost $10,000,000)	9,284,000

Shares

EXCHANGE TRADED FUNDS: 57.0%
188,000	iShares Barclays 1-3 Year Credit Bond Fund[4]	19,544,480

200,400	iShares Barclays Aggregate Bond Fund	20,679,276

80,450	Market Vectors Coal Index	2,905,854

47,800	Market Vectors Steel Index	2,940,656

204,100	PowerShares DB G10 Currency Harvest Fund	4,804,514

490,400	SPDR DJ Wilshire International Real Estate	17,110,056

	Total Exchange Traded Funds (Identified Cost $70,539,051)	67,984,836

EXCHANGE TRADED NOTES: 14.1%
367,505	iPath Optimized Currency Carry	16,750,878

	Total Exchange Traded Notes (Identified Cost $18,365,058)	16,750,878

Principal Amount

STRUCTURED NOTES: 10.1%
Structured Notes: 10.1%

8,000,000	Svensk Exportkredit AB MTN — Linked to DB Balanced Currency Harvest Index* 0.000%, 04/28/2011	7,811,200

4,500,000	Svensk Exportkredit AB MTN — Linked to DB Balanced Currency Harvest Index* 0.000%, 03/16/2012	4,194,900

	Total Structured Notes (Identified Cost $12,500,000)	12,006,100

Principal Amount		Value

U.S. GOVERNMENT AND AGENCY SECURITIES: 8.4%
Federal Farm Credit Bank (FFCB): 8.4%

$10,000,000	FFCB[1,4] 0.152%, 06/22/2010	$9,998,760

	Total U.S. Government and Agency Securities (Identified Cost $10,001,902)	9,998,760

Contracts

PURCHASED OPTIONS: 2.7%
2,795	iShares DJ US Real Estate, Expires January 2011, Strike Price $41 Call	2,236,000

1,400	iShares DJ US Real Estate, Expires January 2011, Strike Price $43 Call	1,036,000

	Total Purchased Options (Identified Cost $2,504,100)	3,272,000

	Total Investments: 100.1% (Identified Cost $123,910,111)[5]	119,296,574

WRITTEN OPTIONS: (0.5%)
(2,795)	iShares DJ US Real Estate, Expires January 2011, Strike Price $29 Put	(416,455)

(1,400)	iShares DJ US Real Estate, Expires January 2011, Strike Price $30 Put	(232,400)

	Total Written Options (Identified Proceeds $1,176,599)	(648,855)

	Total Other Assets Less Liabilities: 0.4%	478,375

	Total Net Assets: 100.0%	$119,126,094

* Non-income producing.

1 Represents an adjustable rate security. Rate disclosed is as of December 31, 2009.

2 Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board.

See Notes to Financial Statements	79	December 31, 2009

Schedule of Investments as of December 31, 2009

Accessor Strategic Alternatives Fund

3 Fair Valued security under procedures established by the Fund’s Board of Trustees.

4 Security, or a portion of, has been pledged as collateral.

5 See Note 6 for important tax information.

MTN — Medium Term Note

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipts

December 31, 2009	80	See Notes to Financial Statements

Schedule of Investments as of December 31, 2009

Accessor Frontier Markets Fund

Shares		Value

COMMON STOCKS: 7.0%
Commercial Banks: 2.5%

15,000	Banco Macro SA — ADR	$446,400

2,100	Banque Audi sal — Audi Saradar Group	182,700

14,451	BBVA Banco Frances SA — ADR	90,897

2,000	BLOM Bank SAL	176,000

2,525	Halyk Savings Bank of Kazakhstan JSC*	23,987

3,200	Kazkommertsbank*	29,120

		949,104

Diversified Telecommunication Services: 1.2%

26,000	Telecom Argentina SA — ADR*	437,320

Food Products: 0.5%

13,373	Cresud SACIF y A — ADR	192,304

Oil, Gas & Consumable Fuels: 0.9%

6,900	KazMunaiGas Exploration Production	171,810

10,590	Petrobras Energia SA	165,522

		337,332

Real Estate: 1.9%

29,400	Solidere	720,300

	Total Common Stocks (Identified Cost $2,053,295)	2,636,360

EXCHANGE TRADED PRODUCTS: 51.0%
365,188	Barclays Middle East Equities Non ETN*,2	8,358,788

10,000	iShares Barclays 1-3 Year Credit Bond Fund	1,039,600

75,000	iShares Barclays Aggregate Bond Fund	7,739,250

9,706	Market Vectors — Gulf States ETF[2]	188,491

14,500	Market Vectors Africa Index ETF[2]	411,800

44,500	Market Vectors Vietnam ETF*	1,134,305

14,899	PowerShares MENA Frontier Countries Portfolio	191,899

Shares		Value

13,090	WisdomTree Middle East Dividend Fund	$188,496

	Total Exchange Traded Funds (Identified Cost $19,153,392)	19,252,629

Principal Amount

U.S. GOVERNMENT AND AGENCY SECURITIES: 19.9%
Federal National Mortgage Corp (FNMA): 14.6%

$5,500,000	FNMA 1.875%, 04/08/2011	5,516,681

U.S. Treasury Bonds & Notes: 5.3%

2,000,000	U.S. Treasury Note[1] 2.375%, 09/30/2014	1,983,120

	Total U.S. Government and Agency Securities (Identified Cost $7,500,000)	7,499,801

Shares

WARRANTS: 19.8%
5,940	MSCI GCC Countries Ex-Saudi Arabi, Expires 09/24/10, Strike Price: $0.000001*,2	2,879,118

9,500	MSCI GCC Countries Ex-Saudi Arabia, Expires 02/24/10, Strike Price: $0.000001*,2	4,604,650

	Total Warrants (Identified Cost $7,644,151)	7,483,768

	Total Investments: 97.7% (Identified Cost $36,350,838)[3]	36,872,558

	Total Other Assets Less Liabilities: 2.3%	887,161

	Total Net Assets: 100.0%	$37,759,719

OUTSTANDING TOTAL RETURN SWAP CONTRACTS

Counterparty	Reference Entry/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount	Net Unrealized Gain (Loss)
Barclays Capital	MSCI GCC Countries ex-Saudi Arabia	1-month LIBOR plus 50 Bps	Total Return	4/26/2010	6,894,284	$24,087
Barclays Capital	Eastern Europe Basket of Securities	1-month LIBOR plus 85 Bps	Total Return	4/29/2010	4,826,724	26,660
Morgan Stanley	Sri-Lanka	FEDEF – 1D	Total Return	12/31/2049	169,911	(834)
Morgan Stanley	Pakistan Equity	FEDEF – 1D	Total Return	12/31/2049	1,299,813	(5,857)
Morgan Stanley	Nigeria/Kenya	FEDEF – 1D	Total Return	12/31/2049	3,421,437	49,533
						$93,589

See Notes to Financial Statements	81	December 31, 2009

Schedule of Investments as of December 31, 2009

Accessor Frontier Markets Fund

* Non-income producing security.

1 Security, or a portion of, has been pledged as collateral for swap contracts.

2 Fair Valued security under procedures established by the Fund’s Board of Trustees.

3 See Note 6 for important tax information.

ADR — American Depositary Receipt

ETF — Exchange Traded Fund

ETN — Exchange Traded Note

FEDEF – 1D — Federal Funds Effective Rate (Daily)

GCC — Gulf Cooperation Council

LIBOR — London Interbank Offered Rate

MENA — Middle East & North Africa

MSCI — Morgan Stanley Capital International

SA — Société Anonyme (French designation for stock corporation)

December 31, 2009	82	See Notes to Financial Statements

Schedule of Investments as of December 31, 2009

Accessor High Yield Bond Fund

Principal Amount		Value

CORPORATE BONDS: 96.0%
Automobiles: 1.2%

$1,500,000	Ford Motor 6.500%, 08/01/2018	$1,265,625

Computers & Peripherals: 1.8%

1,000,000	GameStop 8.000%, 10/01/2012	1,041,250

1,000,000	SanDisk 1.000%, 05/15/2013	833,750

		1,875,000

Consumer Finance: 2.7%

1,500,000	Ford Motor Credit LLC 7.500%, 08/01/2012	1,512,687

1,500,000	GMAC LLC[1] 6.750%, 12/01/2014	1,425,000

		2,937,687

Electric Utilities: 1.6%

1,000,000	Mirant Americas Generation LLC 8.500%, 10/01/2021	950,000

1,000,000	Texas Competitive Electric Holdings LLC 10.250%, 11/01/2015	810,000

		1,760,000

Finance-Other: 1.9%

1,000,000	Pinnacle Foods Finance LLC 10.625%, 04/01/2017	1,040,000

1,000,000	Tube City IMS 9.750%, 02/01/2015	966,250

		2,006,250

Food & Staples Retailing: 1.9%

1,000,000	Ingles Markets 8.875%, 05/15/2017	1,040,000

1,000,000	SUPERVALU 7.500%, 05/15/2012	1,030,000

		2,070,000

Health Care Providers & Services: 4.3%

1,000,000	Community Health Systems 8.875%, 07/15/2015	1,035,000

1,475,000	HCA 9.000%, 12/15/2014	1,472,365

Principal Amount		Value

$1,000,000	Prospect Medical Holdings 12.750%, 07/15/2014	$1,050,000

1,000,000	Tenet Healthcare 9.250%, 02/01/2015	1,065,000

		4,622,365

Industrial Energy: 0.9%

1,000,000	Murray Energy[1] 10.250%, 10/15/2015	995,000

Industrial-Automotive: 2.0%

1,000,000	Exide Technologies 10.500%, 03/15/2013	1,012,500

1,000,000	Goodyear Tire & Rubber 10.500%, 05/15/2016	1,105,000

		2,117,500

Industrial-Basic: 1.0%

1,000,000	Nalco Finance Holdings[3] 9.000%, 02/01/2014	1,020,000

Industrial-Capital Goods: 1.9%

1,000,000	Case New Holland 7.125%, 03/01/2014	1,015,000

1,000,000	Columbus McKinnon 8.875%, 11/01/2013	1,021,250

		2,036,250

Industrial-Energy: 10.7%

1,000,000	Antero Resources Finance[1] 9.375%, 12/01/2017	1,020,000

1,000,000	Arch Western Finance LLC 6.750%, 07/01/2013	992,500

1,000,000	Berry Petroleum 8.250%, 11/01/2016	985,000

1,000,000	Hercules Offshore[3] 3.375%, 06/01/2038	793,750

1,000,000	KCS Energy 7.125%, 04/01/2012	1,002,500

1,000,000	MarkWest Energy Partners 6.875%, 11/01/2014	945,000

1,000,000	Parker Drilling 2.125%, 07/15/2012	892,500

See Notes to Financial Statements	83	December 31, 2009

Schedule of Investments as of December 31, 2009

Accessor High Yield Bond Fund

Principal Amount		Value
Industrial-Energy (continued): 10.7%

$1,000,000	Plains Exploration & Production 7.000%, 03/15/2017	$982,500

1,000,000	Quicksilver Resources 7.125%, 04/01/2016	932,500

1,000,000	Regency Energy Partners 8.375%, 12/15/2013	1,035,000

1,000,000	Targa Resources Partners 8.250%, 07/01/2016	991,250

1,000,000	Western Refining[1] 11.250%, 06/15/2017	905,000

		11,477,500

Industrial-Entertainment: 1.8%

1,000,000	Lions Gate Entertainment[1] 10.250%, 11/01/2016	991,250

1,000,000	NCL Ltd.[1] 11.750%, 11/15/2016	987,500

		1,978,750

Industrial-Gaming: 2.6%

1,000,000	MGM Mirage 7.500%, 06/01/2016	780,000

1,000,000	Peninsula Gaming LLC[1] 10.750%, 08/15/2017	1,005,000

1,000,000	Seneca Gaming 7.250%, 05/01/2012	975,000

		2,760,000

Industrial-Health Care: 3.8%

1,000,000	Alliance HealthCare Services[1] 8.000%, 12/01/2016	975,000

1,000,000	AMR HoldCo 10.000%, 02/15/2015	1,050,000

1,000,000	Healthsouth 10.750%, 06/15/2016	1,087,500

1,000,000	Universal Hospital Services 8.500%, 06/01/2015	985,000

		4,097,500

Industrial-Media Cable: 1.0%

1,000,000	Cablevision Systems[1] 8.625%, 09/15/2017	1,041,250

Principal Amount		Value
Industrial-Media-Non-Cable: 0.8%

$1,000,000	Marquee Holdings[3] 12.000%, 08/15/2014	$831,250

Industrial-Other: 18.7%

1,000,000	Berry Plastics Escrow LLC[1] 8.875%, 09/15/2014	972,500

1,000,000	Domtar 9.500%, 08/01/2016	1,071,250

1,000,000	Esco[1] 8.625%, 12/15/2013	995,000

1,500,000	Essar Steel Algoma[1] 9.375%, 03/15/2015	1,479,375

1,500,000	Exopack Holding 11.250%, 02/01/2014	1,524,375

1,000,000	Graham Packaging 9.875%, 10/15/2014	1,020,000

1,000,000	Graphic Packaging International 9.500%, 08/15/2013	1,032,500

1,000,000	GXS Worldwide[1] 9.750%, 06/15/2015	982,500

1,000,000	Hertz 7.625%, 06/01/2012	1,005,000

1,250,000	Intcomex[1,4] 13.250%, 12/15/2014	1,215,625

1,000,000	Interface 9.500%, 02/01/2014	983,750

1,000,000	Lennar 5.600%, 05/31/2015	916,250

1,000,000	Rockwood Specialties 7.500%, 11/15/2014	1,010,000

1,000,000	RSC Equipment Rental 9.500%, 12/01/2014	1,001,250

1,000,000	Solo Cup 8.500%, 02/15/2014	977,500

1,000,000	Stonemor Operating LLC[1] 10.250%, 12/01/2017	1,017,500

1,000,000	United Rentals North America 7.000%, 02/15/2014	905,000

1,000,000	Verso Paper Holdings LLC 11.375%, 08/01/2016	805,000

December 31, 2009	84	See Notes to Financial Statements

Schedule of Investments as of December 31, 2009

Accessor High Yield Bond Fund

Principal Amount		Value
Industrial-Other (continued): 18.7%

$1,000,000	WMG Acquisition[1] 9.500%, 06/15/2016	$1,071,250

		19,985,625

Industrial-Other Consumer Cyclicals: 1.9%

1,000,000	Carrols 9.000%, 01/15/2013	1,015,000

1,000,000	Denny’s Holdings 10.000%, 10/01/2012	1,022,500

		2,037,500

Industrial-Other Consumer Non-Cyclicals: 2.8%

1,000,000	ACCO Brands 7.625%, 08/15/2015	930,000

1,000,000	Trimas[1] 9.750%, 12/15/2017	981,250

1,000,000	Visant Holding[3] 9.240%, 12/01/2013	1,032,500

		2,943,750

Industrial-Retailers: 7.8%

1,000,000	Asbury Automotive Group 7.625%, 03/15/2017	942,500

1,000,000	Blockbuster[1] 11.750%, 10/01/2014	950,000

1,000,000	Burlington Coat Factory Warehouse 11.125%, 04/15/2014	1,032,500

1,000,000	Ferrellgas Partners 8.750%, 06/15/2012	1,012,500

1,000,000	Pantry 3.000%, 11/15/2012	875,000

1,000,000	Phillips-Van Heusen 8.125%, 05/01/2013	1,020,000

1,000,000	Rite Aid 9.500%, 06/15/2017	870,000

1,000,000	Toys R US 7.875%, 04/15/2013	1,005,000

641,000	Vitamin Shoppe Industries[2] 7.773%, 11/15/2012	643,404

		8,350,904

Principal Amount		Value
Industrial-Technology: 3.7%

$1,000,000	First Data 11.250%, 03/31/2016	$855,000

1,000,000	Stream Global Services[1] 11.250%, 10/01/2014	1,011,250

1,000,000	SunGard Data Systems 10.250%, 08/15/2015	1,065,000

1,000,000	Viasystems[1] 12.000%, 01/15/2015	1,071,250

		4,002,500

Industrial-Telecommunications-Wired: 5.4%

1,000,000	Citizens Communications 7.000%, 11/01/2025	822,500

1,000,000	Global Crossing UK Finance PLC 10.750%, 12/15/2014	1,025,000

1,000,000	PAETEC Holding 9.500%, 07/15/2015	962,500

1,000,000	Qwest Communications International 7.500%, 02/15/2014	1,003,750

1,000,000	Syniverse Technologies 7.750%, 08/15/2013	993,750

1,000,000	West 9.500%, 10/15/2014	1,015,000

		5,822,500

Industrial-Telecommunication-Wireless: 3.8%

1,500,000	Intelsat Bermuda Ltd.[1,3] 11.250%, 02/04/2017	1,503,750

1,500,000	Nextel Communications 7.375%, 08/01/2015	1,458,750

1,000,000	Telesat Canada 12.500%, 11/01/2017	1,100,000

		4,062,500

Industrial-Transportation: 2.9%

1,000,000	American Airlines[1] 10.500%, 10/15/2012	1,045,000

1,000,000	Delta Air Lines[1] 9.500%, 09/15/2014	1,038,750

1,000,000	RailAmerica 9.250%, 07/01/2017	1,063,750

		3,147,500

See Notes to Financial Statements	85	December 31, 2009

Schedule of Investments as of December 31, 2009

Accessor High Yield Bond Fund

Principal Amount		Value
Media: 0.9%

$1,000,000	Liberty Media LLC 5.700%, 05/15/2013	$952,500

Real Estate: 1.8%

1,000,000	Felcor Lodging[1] 10.000%, 10/01/2014	1,008,750

1,000,000	Host Hotels & Resorts[1] 2.625%, 04/15/2027	937,500

		1,946,250

Specialty Retail: 1.0%

1,000,000	Sally Holdings LLC 9.250%, 11/15/2014	1,037,500

Textiles, Apparel & Luxury Goods: 1.0%

1,000,000	Levi Strauss 9.750%, 01/15/2015	1,050,000

Transportation: 1.0%

1,000,000	Kansas City Southern Railway 8.000%, 06/01/2015	1,036,250

Utilities: 1.4%

1,500,000	AES 7.750%, 03/01/2014	1,522,500

	Total Corporate Bonds (Identified Cost $94,369,054)	102,789,706

	Total Investments: 96.0% (Identified Cost $94,369,054)[5]	102,789,706

	Total Other Assets Less Liabilities: 4.0%	4,287,494

	Total Net Assets: 100.0%	$107,077,200

1 Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board.

2 Represents an adjustable rate security. Rate disclosed is as of December 31, 2009.

3 Represents a step bond. Rate disclosed is the effective yield as of December 31, 2009.

4 Fair Valued security under procedures established by the Fund’s Board of Trustees.

5 See Note 6 for important tax information.

LLC — Limited Liability Company

Ltd. — Limited

PLC — Public Limited Company

December 31, 2009	86	See Notes to Financial Statements

Schedule of Investments as of December 31, 2009

Accessor Investment Grade Fixed-Income Fund

Principal Amount		Value

ASSET BACKED SECURITIES: 5.4%
$84,777,823	Bear Stearns Commercial Mortgage Securities[1,2,4] 0.212%, 11/11/2041	$1,229,245

16,687,543	Captec Franchise Trust[1,2,4,7] 0.849%, 10/25/2018	219,743

1,060,000	CBC Insurance Revenue Securitization LLC[2,7] 8.880%, 02/15/2023	1,019,190

385,000	CDO Repack SPC Ltd.[2,7] 7.110%, 05/20/2030	152,292

686,161	CDO Repackaging Trust Series[1,2,7] 2.084%, 01/17/2036	240,088

183,130	Centex Home Equity Company, LLC[1,2,7] 3.731%, 07/25/2034	24,521

11,555,271	CNL Funding[1,2,4,7] 1.457%, 09/18/2012	443,722

876,303	Commercial Industrial Finance[1,2,7] 4.256%, 03/01/2021	286,551

8,732,113	Falcon Franchise Loan[1,2,4,7] 3.040%, 06/05/2020	826,058

435,093	Falcon Franchise Loan[2] 4.856%, 01/05/2025	366,649

250,000	Falcon Franchise Loan[2,7] 7.074%, 01/05/2025	80,500

2,651,918	Falcon Franchise[1,2,4,7] 3.034%, 01/05/2023	178,474

225,028	Home Equity Mortgage Trust[3] 5.367%, 07/25/2036	42,776

1,731,688	Luxembourg Fund Holdings of KODIAK Currency[1,2,7] 1.775%, 08/07/2037	34,253

947,994	Orion Ltd. CDO[1,2,7] 3.735%, 09/10/2046	9,458

1,705,638	Restructured Asset Securities[1,2,7] 1.547%, 01/29/2022	770,012

		5,923,532

	Total Asset Backed Securities (Identified Cost $14,245,360)	5,923,532

Principal Amount		Value

COLLATERALIZED MORTGAGE OBLIGATIONS: 15.0%
$241,589	Attentus CDO Ltd.[2,7] 9.532%, 10/11/2042	$2,633

1,000,000	Banc of America Large Loan [1,2] 3.233%, 03/15/2022	105,231

1,628,439	Capco America Securitization Corp.[1] 2.261%, 10/15/2030	96

11,143	Collateralized Mortgage Securities 9.450%, 02/01/2017	12,369

973,251	Countrywide Alternative Loan Trust 6.000%, 05/25/2036	592,771

611,000	Entertainment Properties Trust[2] 6.223%, 02/15/2018	466,311

546,580	FHLMC 4.500%, 03/15/2019	560,925

585,695	FHLMC 6.000%, 02/15/2034	616,947

1,720,000	FHLMC 5.500%, 10/15/2034	1,711,209

42,186,414	FNMA 0.000%, 06/17/2040	1,299

1,943,511	FNMA 5.580%, 06/01/2011	2,026,993

2,271,000	FNMA 5.500%, 11/25/2032	2,392,151

441,022	FNMA 6.000%, 03/01/2033	467,391

301,851	FNMA 3.950%, 05/01/2034	311,821

1,136,598	FNMA 0.962%, 02/25/2035	5,192

581,427	FNMA 4.000%, 11/01/2039	561,864

218,833	FNMA 4.000%, 11/01/2039	211,492

199,740	FNMA 4.000%, 11/01/2039	193,020

697,770	GMAC Mortgage Corp. Loan Trust[1] 4.290%, 12/19/2033	696,443

13,635,706	GNMA TRUST IO1,4 0.626%, 01/16/2042	248,389

See Notes to Financial Statements	87	December 31, 2009

Schedule of Investments as of December 31, 2009

Accessor Investment Grade Fixed-Income Fund

Principal Amount		Value
$124,059	GNMA 3.360%, 08/16/2022	$124,885

11,160,905	GNMA 0.272%, 08/16/2043	134,887

877,041	Government Lease Trust[2] 4.000%, 05/18/2011	904,668

9,287	Harborview Mortgage Loan Trust[1] 1.358%, 06/19/2034	5,939

485,609	JP Morgan Commercial Mortgage Securities 4.475%, 07/15/2041	490,126

2,757,348	LB Commercial Conduit Mortgage Trust[1,4] 0.900%, 10/25/2026	1,271

281,930,244	LB-UBS Commercial Mortgage Trust[1,2] 0.030%, 06/15/2038	338,937

250,000	LNR CDO Ltd.[7] 6.000%, 02/28/2043	4,848

1,298,453	Marathon Structured Finance CDO Ltd.[1,2,6,7] 3.682%, 07/26/2046	39,741

18,651,479	Merrill Lynch Mortgage Investments[1,4] 0.766%, 11/15/2026	663,174

1,000,000	Morgan Stanley Capital I1,2 6.936%, 06/03/2030	300,000

650,000	Preferred Term Securities XIII Ltd.[1,2] 1.823%, 03/24/2034	73,125

127,389,417	Salomon Brothers Mortgage Securities VII[1,2] 0.894%, 11/13/2036	1,650,190

1,782,933	Washington Mutual[1] 5.613%, 01/25/2036	682,400

		16,598,738

	Total Collateralized Mortgage Obligations (Identified Cost $24,765,481)	16,598,738

CORPORATE BONDS: 26.4%
Diversified Financial Services: 1.7%

500,000	General Electric Capital 5.720%, 08/22/2011	508,459

Principal Amount		Value
$725,000	General Electric Capital 6.900%, 09/15/2015	$804,119

600,000	General Electric Capital 6.150%, 08/07/2037	566,595

		1,879,173

Electric Utilities: 2.7%

1,200,000	Dominion Resources[1] 1.303%, 06/17/2010	1,205,221

1,000,000	FPL Group Capital[1] 1.133%, 06/17/2011	1,011,358

704,098	MP Environmental Funding LLC[7] 4.982%, 07/15/2014	726,348

		2,942,927

Finance-Banking: 11.5%

600,000	Bank of America 5.750%, 12/01/2017	614,411

800,000	Bank of America 5.650%, 05/01/2018	812,490

1,800,000	Bank of America[5] 9.145%, 07/17/2028	388,964

500,000	Barclays Bank PLC 5.200%, 07/10/2014	530,004

1,500,000	Citigroup 6.125%, 11/21/2017	1,511,962

200,000	Citigroup 8.500%, 05/22/2019	230,951

1,300,000	HSBC Holdings PLC 6.800%, 06/01/2038	1,410,852

200,000	HSBC[1] 0.938%, 09/29/2049	125,000

500,000	JPMorgan Chase Bank[1] 0.584%, 06/13/2016	455,816

900,000	JPMorgan Chase 5.375%, 10/01/2012	973,917

1,000,000	M&T Trust[1,2] 1.790%, 04/01/2013	919,367

800,000	Morgan Stanley[1] 0.584%, 01/09/2014	763,800

800,000	Morgan Stanley[1] 0.764%, 10/15/2015	750,221

December 31, 2009	88	See Notes to Financial Statements

Schedule of Investments as of December 31, 2009

Accessor Investment Grade Fixed-Income Fund

Principal Amount		Value
Finance-Banking (continued): 11.5%

$200,000	Royal Bank of Scotland Group PLC 5.000%, 10/01/2014	$176,753

100,000	Royal Bank of Scotland Group PLC[1,9] 7.648%, 08/31/2049	68,000

300,000	SLM[1] 0.512%, 10/25/2011	280,834

700,000	Wachovia Bank[1] 1.172%, 05/14/2010	702,140

1,500,000	Wachovia Bank 4.800%, 11/01/2014	1,533,415

400,000	Wachovia Bank[1] 0.584%, 03/15/2016	358,897

100,000	Wachovia 5.300%, 10/15/2011	106,152

		12,713,946

Finance-Broker Related (Brokerage): 3.4%

500,000	Goldman Sachs Group 6.250%, 09/01/2017	537,026

1,000,000	Goldman Sachs Group 5.950%, 01/18/2018	1,055,973

300,000	Goldman Sachs Group 6.150%, 04/01/2018	321,150

270,000	Jefferies Group 6.250%, 01/15/2036	215,161

695,000	Lehman Brothers Holdings[6] 5.750%, 04/25/2011	135,525

1,300,000	Lehman Brothers Holdings[6] 6.875%, 05/02/2018	269,750

200,000	Morgan Stanley 6.750%, 04/15/2011	211,897

900,000	Morgan Stanley 6.625%, 04/01/2018	973,051

		3,719,533

Finance-Other: 1.3%

1,000,000	American Express Credit 5.875%, 05/02/2013	1,073,159

250,000	NLV Financial[2] 7.500%, 08/15/2033	215,434

1,000,000	Regional Diversified Funding[1,2,7] 1.602%, 01/25/2036	133,263

		1,421,856

Principal Amount		Value
Industrial-Capital Goods: 0.9%

$1,000,000	Eaton 6.500%, 06/01/2025	$1,049,460

Industrial-Energy: 1.4%

700,000	Suncor Energy 6.850%, 06/01/2039	771,199

750,000	Sunoco 9.000%, 11/01/2024	794,802

		1,566,001

Industrial-Other: 1.4%

1,300,000	Barnett Capital III[1] 0.906%, 02/01/2027	880,456

1,617,048	Canal Pointe LLC[1,2,7] 3.931%, 06/25/2014	621,108

		1,501,564

Industrial-Telecommunications-Wired: 1.1%

1,000,000	AT&T 8.000%, 11/15/2031	1,220,518

Insurance: 0.4%

100,000	International Lease Finance 5.750%, 06/15/2011	91,880

400,000	International Lease Finance[1] 0.634%, 07/13/2012	311,740

		403,620

Utilities: 0.6%

700,000	Entergy Arkansas 4.500%, 06/01/2010	711,824

	Total Corporate Bonds (Identified Cost $30,389,119)	29,130,422

MUNICIPAL BONDS: 2.8%
1,000,000	Chicago Transit Authority, Series A 6.899%, 12/01/2040	1,060,780

1,100,000	Chicago Transit Authority, Series B 6.899%, 12/01/2040	1,166,858

900,000	Florida State Turnpike Authority 6.800%, 07/01/2039	912,897

		3,140,535

	Total Municipal Bonds (Identified Cost $2,996,650)	3,140,535

See Notes to Financial Statements	89	December 31, 2009

Schedule of Investments as of December 31, 2009

Accessor Investment Grade Fixed-Income Fund

Principal Amount		Value

U.S. GOVERNMENT AND AGENCY SECURITIES: 48.7%
Department of Housing & Urban Development (HUD): 0.2%

$214,000	HUD 6.330%, 08/01/2013	$214,964

Federal Home Loan Bank (FHLB) — Discount Note: 1.5%

1,700,000	FHLB 0.040%, 02/03/2010	1,699,957

Federal National Mortgage Association (FNMA): 0.5%

500,000	FNMA 6.000%, 07/25/2033	531,831

Small Business Administration-Pass-Through-Agency: 0.8%

867,593	Small Business Administration 4.640%, 05/01/2023	898,422

U.S. Treasury Bonds & Notes: 45.7%

1,000,000	U.S. Treasury Bond 7.875%, 02/15/2021	1,344,060

900,000	U.S. Treasury Bond 8.125%, 05/15/2021	1,231,173

200,000	U.S. Treasury Bond 8.000%, 11/15/2021	272,344

3,900,000	U.S. Treasury Bond 7.625%, 11/15/2022	5,202,249

1,700,000	U.S. Treasury Bond 7.500%, 11/15/2024	2,272,696

1,800,000	U.S. Treasury Bond 5.250%, 02/15/2029	1,950,188

200,000	U.S. Treasury Bond 4.375%, 02/15/2038	192,063

1,300,000	U.S. Treasury Bond 4.250%, 05/15/2039	1,219,563

3,600,000	U.S. Treasury Bond 4.500%, 08/15/2039	3,518,438

12,000,000	U.S. Treasury Note[10] 0.875%, 04/30/2011	12,015,936

61,000	U.S. Treasury Note[10] 1.000%, 07/31/2011	61,093

1,000,000	U.S. Treasury Note 2.125%, 11/30/2014	976,330

4,900,000	U.S. Treasury Note 3.250%, 07/31/2016	4,908,805

Principal Amount		Value

$5,200,000	U.S. Treasury Note 3.000%, 08/31/2016	$5,114,283

8,700,000	U.S. Treasury Note 3.125%, 10/31/2016	8,590,571

400,000	U.S. Treasury Note 3.875%, 05/15/2018	406,282

1,200,000	U.S. Treasury Note 4.000%, 08/15/2018	1,225,969

36	U.S. Treasury STRIP[5,8] 0.000%, 11/15/2017	27

		50,502,070

	Total U.S. Government and Agency Securities (Identified Cost $54,970,206)	53,847,244

	Total Investments: 98.3% (Identified Cost $127,366,816)[11]	108,640,471

Contracts

WRITTEN OPTIONS: (0.1%)
	CBOT ACAL Option on U.S. 10 Year Treasury Note Future,

(63)	Expires January 2010, Strike Price $119	(1,969)

	CBOT APUT Future,

(63)	Expires January 2010, Strike Price $116	(68,906)

	CBOT ACAL Option on U.S. 10 Year Treasury Note Future,

(82)	Expires February 2010, Strike Price $120	(3,844)

	CBOT APUT Future,

(53)	Expires February 2010, Strike Price $115	(51,344)

		(126,063)

	Total Written Options (Identified Proceeds $93,665)	(126,063)

	Total Other Assets Less Liabilities: 1.8%	1,951,448

	Total Net Assets: 100.0%	$110,465,856

December 31, 2009	90	See Notes to Financial Statements

Schedule of Investments as of December 31, 2009

Accessor Investment Grade Fixed-Income Fund

FORWARD COMMITMENTS

Description	Interest Rate	Maturity Date	Principal Amount	Value
TBA Purchase Commitments at December 31, 2009: 6.6% (Cost Payable $7,450,742)
FHLMC	5.500%	01/01/2038	1,000,000	$1,047,500
FNMA	5.500%	01/01/2038	1,000,000	1,046,719
FNMA	6.000%	01/01/2038	3,000,000	3,177,186
GNMA	6.000%	01/01/2034	2,000,000	2,113,124
				$7,384,529

OUTSTANDING FUTURES CONTRACTS

Type	Expiration	Contracts	Units Per Contract	Unrealized Appreciation/ (Depreciation)
90 Day Euro Future (Buy)	03/15/10	3	2,500	$27,338
90 Day Euro Future (Buy)	06/14/10	20	2,500	36,034
90 Day Euro Future (Buy)	09/13/10	216	2,500	366,730
U.S. 10 Year Treasury Note Future (Buy)	03/23/10	11	1,000	(37,376)
				$392,726

1 Represents an adjustable rate security. Rate disclosed is as of December 31, 2009.

2 Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board.

3 Represents a step bond. Rate disclosed is the effective yield as of December 31, 2009.

4 Interest only security.

5 Represents a zero coupon bond. Rate disclosed is the effective yield as of December 31, 2009.

6 Security in default on interest payments.

7 Fair Valued security under procedures established by the Fund’s Board of Trustees.

8 Principal only security.

9 Perpetual maturity date.

10 Security, or a portion of, has been pledged as collateral.

11 See Note 6 for important tax information. Security, or a portion of, has been pledged as collateral for futures contracts.

ACAL — Australian Conference Association Limited

APUT — Association of Property Unit Trusts

CBOT — Chicago Board of Trade

CDO — Collateralized Debt Obligation

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GMAC — General Motors Acceptance Corporation

GNMA — Government National Mortgage Association

HUD — Department of Housing & Urban Development

IO — Interest Only

LLC — Limited Liability Company

Ltd. — Limited

PLC — Public Limited Company

SPC — Special Purpose Company

STRIP — Separate Trading of Registered Interest and Principal of Securities.

TBA — To Be Announced

See Notes to Financial Statements	91	December 31, 2009

Schedule of Investments as of December 31, 2009

Accessor Investment Grade Fixed-Income Fund

Securities determined to be illiquid under procedures approved by the Fund’s Board of Trustees.

Information related to the illiquid securities is as follows:

Dates of Purchase	Security	Cost	Market Value	% of Net Assets
01/03/2007	Attentus CDO Ltd 9.532%, 10/11/2042	$239,589	$2,633	0.0%
10/24/2007	CBC Insurance Revenue Securitization LLC 8.880%, 02/15/2023	985,800	1,019,190	0.9%
10/03/2007	Canal Pointe LLC 3.931%, 06/25/2014	1,228,956	621,108	0.6%
04/07/2006	Captec Franchise Trust 0.849%, 10/25/2018	894,265	219,743	0.2%
09/08/2009	CDO Repack SPC Ltd. 7.110%, 05/20/2030	352,756	152,292	0.1%
05/25/2006	CDO Repackaging Trust Series 2.084%, 01/17/2036	686,161	240,088	0.2%
04/05/2006	Centex Home Equity Company, LLC 3.731%, 07/25/2034	137,348	24,521	0.0%
12/05/2005	CNL Funding 1.457%, 09/18/2012	1,649,387	443,722	0.4%
12/15/2006	Commercial Industrial Finance 4.256%, 03/01/2021	876,303	286,551	0.3%
06/03/2005	Falcon Franchise 3.034%, 01/05/2023	498,839	178,474	0.2%
11/16/2006	Falcon Franchise Loan 3.040%, 06/05/2020	1,794,828	826,058	0.7%
05/27/2004	Falcon Franchise Loan 4,856%, 01/05/2025	433,463	366,649	0.3%
02/11/2005	FNMA 0.962%, 02/25/2035	584,242	5,192	0.0%
06/14/2006	FNMA 0.000%, 06/17/2040	114,072	1,299	0.0%
05/17/2007	GNMA 0.272%, 08/16/2043	487,909	134,887	0.1%
07/24/2006	GNMA TRUST IO 0.626%, 01/16/2042	1,010,886	248,389	0.2%
03/30/2006	LB Commercial Conduit Mortgage Trust 0.900%, 10/25/2026	93,997	1,271	0.0%
10/19/2006	LNR CDO Ltd. 6.000%, 02/28/2043	220,313	4,848	0.0%
10/18/2006	Luxembourg Fund Holdings of KODIAK Currency, 1.775%, 08/07/2037	1,699,688	34,253	0.0%
03/15/2006	M&T Trust 1.790%, 04/01/2013	971,400	919,367	0.8%
03/19/2007	Marathon Structured Finance CDO Ltd. 3.682%, 07/26/2046	1,195,342	39,741	0.0%
03/29/2006	Merrill Lynch Mortgage Investments 0.766%, 11/15/2026	761,874	663,174	0.6%
01/18/2007	NLV Financial 7.500%, 08/15/2033	278,440	215,434	0.2%
06/06/2006	Orion Ltd. CDO 3.735%, 09/10/2046	945,636	9,458	0.0%
10/03/2006	Preferred Term Securities XIII Ltd. 1.823%, 03/24/2034	637,000	73,125	0.1%
01/22/2007	Regional Diversified Funding 1.602%, 01/25/2036	1,010,000	133,263	0.1%
01/18/2007	Restructured Asset Securities 1.547%, 01/29/2022	1,501,226	770,012	0.7%

	Total:	$21,289,720	$7,634,742

December 31, 2009	92	See Notes to Financial Statements

Schedule of Investments as of December 31, 2009

Accessor Mortgage Securities Fund

Principal Amount		Value

ASSET BACKED SECURITIES: 2.1%
$900,000	Capital Auto Receivables Asset Trust 5.300%, 05/15/2014	$948,464

675,000	Home Equity Asset Trust[1] 0.411%, 08/25/2037	321,919

68,109	Merrill Lynch First Franklin Mortgage Loan Trust[1] 0.351%, 04/25/2037	64,229

	Total Asset Backed Securities (Identified Cost $1,326,202)	1,334,612

PROJECT LOANS: 0.0%
2,306	Merrill Lynch 42[3] 7.430%, 09/01/2022	2,283

	Total Project Loans (Identified Cost $2,336)	2,283

COLLATERALIZED MORTGAGE OBLIGATIONS: 96.1%
Collateralized Mortgage Obligations — Other: 14.1%

1,335,000	BA Credit Card Trust[1] 0.433%, 01/15/2013	1,329,839

138,855	Banc of America Alternative Loan Trust 5.500%, 12/25/2018	137,119

155,184	Banc of America Alternative Loan Trust 5.000%, 04/25/2019	151,305

119,522	Countrywide Alternative Loan Trust 6.000%, 02/25/2017	117,934

361,473	Countrywide Alternative Loan Trust 5.500%, 01/25/2035	333,344

122,304	Countrywide Alternative Loan Trust 5.250%, 03/25/2035	101,928

541,469	Countrywide Alternative Loan Trust 5.500%, 07/25/2035	436,813

361,402	Countrywide Alternative Loan Trust 5.500%, 02/25/2036	306,006

318,085	Countrywide Alternative Loan Trust 5.750%, 03/25/2037	234,828

243,154	Countrywide Home Loan Mortgage Pass Through Trust[1] 4.046%, 05/20/2034	192,371

538,690	Deutsche ALT-A Securities Alternate Loan Trust[1] 0.731%, 02/25/2035	399,630

Principal Amount		Value

$137,318	First Horizon Alternative Mortgage Securities 5.500%, 03/25/2035	$112,770

357,248	GSR Mortgage Loan Trust[1] 3.377%, 01/25/2035	297,061

126,332	GSR Mortgage Loan Trust 5.750%, 02/25/2036	125,535

1,155,010	GSR Mortgage Loan Trust[1] 0.421%, 08/25/2046	828,385

77,919	Harborview Mortgage Loan Trust[1] 0.563%, 09/19/2035	42,860

160,896	Homebanc Mortgage Trust[1] 0.501%, 10/25/2035	108,809

304,133	Indymac INDA Mortgage Loan Trust[1] 5.927%, 03/25/2037	229,076

193,658	JP Morgan Mortgage Trust 5.500%, 12/25/2019	189,300

142,051	Lehman Mortgage Trust 5.500%, 12/25/2035	126,559

182,772	Residential Accredit Loans 5.500%, 01/25/2035	135,032

332,861	Residential Accredit Loans 5.500%, 04/25/2035	251,935

460,000	Residential Funding Mortgage Securities I 5.250%, 07/25/2035	424,665

245,000	SLM Student Loan Trust[1] 1.582%, 01/25/2018	251,870

250,000	Structured Asset Securities 5.500%, 04/25/2035	209,188

1,658,514	Wells Fargo Alternative Loan Trust 6.000%, 06/25/2037	1,175,990

420,000	Wells Fargo Mortgage Backed Securities Trust[1] 5.778%, 04/25/2036	352,387

		8,602,539

Federal Home Loan Mortgage Corp (FHLMC): 1.7%

231,009	FHLMC[1] 4.688%, 03/01/2038	240,550

416,493	FHLMC[1] 5.148%, 03/01/2038	438,436

See Notes to Financial Statements	93	December 31, 2009

Schedule of Investments as of December 31, 2009

Accessor Mortgage Securities Fund

Principal Amount		Value
Federal Home Loan Mortgage Corp (FHLMC) (continued): 1.7%

$338,851	FHLMC[1] 5.190%, 07/01/2038	$356,284

		1,035,270

Federal Home Loan Mortgage Corp (FHLMC)-Pass-Through- Agency: 2.8%

8,228	FHLMC — Gold 7.500%, 09/01/2014	8,917

171	FHLMC — Gold 7.000%, 06/01/2015	185

2,555	FHLMC — Gold 8.000%, 07/01/2024	2,930

29,554	FHLMC — Gold 8.000%, 07/01/2024	33,896

389	FHLMC — Gold 8.000%, 07/01/2024	447

2,012	FHLMC — Gold 8.000%, 08/01/2024	2,308

26,368	FHLMC — Gold 8.000%, 07/01/2025	30,210

256	FHLMC — Gold 8.000%, 09/01/2025	294

871	FHLMC — Gold 8.000%, 11/01/2025	999

3,188	FHLMC — Gold 8.000%, 12/01/2025	3,653

201	FHLMC — Gold 8.000%, 01/01/2026	230

6,501	FHLMC — Gold 8.000%, 06/01/2026	7,461

14,806	FHLMC — Gold 5.500%, 01/01/2029	15,603

1,216,796	FHLMC — Gold 5.000%, 09/01/2033	1,252,793

390,086	FHLMC — Gold 4.500%, 07/01/2039	389,517

		1,749,443

Federal National Mortgage Association (FNMA)-Pass- Through-Agency: 77.0%

801,017	FNMA 5.000%, 01/01/2023	838,413

Principal Amount		Value

$431,105	FNMA 5.000%, 03/01/2023	$452,174

53,071	FNMA 7.500%, 09/01/2029	59,858

6,321	FNMA 7.500%, 12/01/2031	7,134

12,199,863	FNMA 5.500%, 02/01/2033	12,835,909

3,175,921	FNMA 5.000%, 11/01/2033	3,272,342

788,639	FNMA 5.000%, 03/01/2034	812,586

215,296	FNMA 5.000%, 08/01/2034	222,006

70,292	FNMA 5.000%, 08/01/2034	72,427

550,499	FNMA 5.000%, 10/01/2034	567,214

311,143	FNMA 5.000%, 12/01/2034	320,591

1,045,288	FNMA 5.000%, 12/01/2035	1,076,048

5,845,517	FNMA 5.000%, 03/01/2036	6,010,227

233,762	FNMA 6.000%, 03/01/2036	248,299

855,669	FNMA 5.000%, 08/01/2036	881,651

157,419	FNMA 6.000%, 01/01/2037	167,208

11,995,172	FNMA 5.500%, 09/01/2037	12,569,941

1,371,271	FNMA 6.000%, 09/01/2037	1,454,618

315,719	FNMA[1] 4.466%, 06/01/2038	328,689

342,608	FNMA[1] 5.154%, 07/01/2038	360,208

309,587	FNMA[1] 4.853%, 08/01/2038	324,601

December 31, 2009	94	See Notes to Financial Statements

Schedule of Investments as of December 31, 2009

Accessor Mortgage Securities Fund

Principal Amount		Value
Federal National Mortgage Association (FNMA)- Pass-Through-Agency (continued): 77.0%

$330,230	FNMA[1] 5.299%, 08/01/2038	$347,750

2,000,000	FNMA 5.500%, 10/01/2038	2,095,833

23,808	FNMA 4.500%, 02/01/2039	23,790

162,640	FNMA 4.500%, 05/01/2039	162,505

235,242	FNMA 4.500%, 06/01/2039	235,046

64,257	FNMA 4.500%, 06/01/2039	64,203

376,677	FNMA 4.500%, 06/01/2039	376,363

49,142	FNMA 4.500%, 06/01/2039	49,101

191,449	FNMA 4.500%, 06/01/2039	191,290

79,044	FNMA 4.500%, 07/01/2039	78,978

777,105	FNMA 4.500%, 09/01/2039	776,457

		47,283,460

Federal National Mortgage Corp (FNMA): 0.2%

580,287	FNMA[1,2] 5.000%, 09/25/2039	132,106

Government National Mortgage Association (GNMA): 0.2%

792,617	GNMA[1,2] 6.168%, 01/16/2038	100,405

Government National Mortgage Association (GNMA)- Pass-Through-Agency: 0.1%

27,503	GNMA 5.500%, 04/15/2014	28,985

2,892	GNMA 6.500%, 08/15/2014	3,109

Principal Amount		Value

$17,195	GNMA 6.500%, 12/15/2023	$18,316

31,816	GNMA 8.000%, 09/20/2026	36,370

3,701	GNMA 7.500%, 10/15/2029	4,167

		90,947

	Total Collateralized Mortgage Obligations (Identified Cost $58,877,912)	58,994,170

Contracts

PURCHASED OPTIONS: 0.1%
81	Eurodollar, Expires September 2010, Strike Price $98.75 Call	58,725

	Total Purchased Options (Identified Cost $89,853)	58,725

	Total Investments: 98.3% (Identified Cost $60,296,303)[4]	60,389,790

WRITTEN OPTIONS: 0.0%
(81)	Eurodollar, Expires September 2010, Strike Price $98.25 Put	(33,412)

	Total Written Options (Identified Proceeds $60,503)	(33,412)

	Total Other Assets Less Liabilities: 1.7%	1,049,948

	Total Net Assets: 100.0%	$61,406,326

See Notes to Financial Statements	95	December 31, 2009

Schedule of Investments as of December 31, 2009

Accessor Mortgage Securities Fund

FORWARD COMMITMENT

Description	Interest Rate	Maturity Date	Principal Amount	Value
TBA Purchase Commitments at December 31, 2009: 59.1% (Cost Payable $36,633,418)
FHLMC	4.500%	01/12/2036	$1,100,000	$1,097,250
FHLMC	4.500%	01/01/2038	200,000	199,500
FHLMC	5.500%	01/01/2038	1,100,000	1,152,250
FHLMC	6.000%	01/01/2038	100,000	106,031
FNMA	5.000%	01/01/2018	2,000,000	2,090,000
FNMA	5.500%	01/01/2019	3,800,000	4,018,500
FNMA	4.500%	02/18/2019	2,200,000	2,255,686
FNMA	4.000%	01/01/2030	500,000	502,890
FNMA	4.000%	11/15/2034	2,000,000	1,930,624
FNMA	4.500%	01/01/2038	11,900,000	11,877,688
FNMA	6.000%	01/01/2038	1,900,000	2,012,218
FNMA	6.500%	01/01/2038	2,000,000	2,141,876
GNMA	5.500%	01/01/2033	500,000	523,750
GNMA	6.000%	01/01/2034	2,100,000	2,218,780
GNMA	6.500%	01/01/2034	2,400,000	2,551,500
GNMA	4.500%	01/15/2039	500,000	500,313
GNMA	5.000%	01/15/2039	100,000	102,828
GNMA	4.500%	01/15/2040	1,000,000	1,000,625
				$36,282,309
TBA Sale Commitments at December 31, 2009: -51.5% (Proceeds Receivable $31,847,629)
FHLMC	5.000%	02/15/2034	(900,000)	(919,687)
FNMA	5.500%	01/01/2029	(21,300,000)	(22,295,115)
FNMA	5.000%	01/01/2038	(6,400,000)	(6,567,002)
FNMA	5.000%	02/01/2038	(1,800,000)	(1,840,219)
				$(31,622,023)

December 31, 2009	96	See Notes to Financial Statements

Schedule of Investments as of December 31, 2009

Accessor Mortgage Securities Fund

OUTSTANDING FUTURES CONTRACTS

Type	Expiration	Contracts	Units Per Contract	Unrealized Appreciation/ (Depreciation)
U.S. 10 Year Treasury Note Future (Buy)	03/23/10	27	1,000	$(26,700)
U.S. 2 Year Treasury Note Future (Sell)	04/01/10	(4)	2,000	6,679
U.S. 5 Year Treasury Note Future (Sell)	04/01/10	(5)	1,000	13,797
				$(6,224)

1 Represents a variable or increasing rate security. Rate disclosed is as of December 31, 2009.

2 Interest only security.

3 Fair Valued security under procedures established by the Fund’s Board of Trustees.

4 See Note 6 for important tax information.

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Corporation

GNMA — Government National Mortgage Association

TBA — To Be Announced

See Notes to Financial Statements	97	December 31, 2009

Schedule of Investments as of December 31, 2009

Accessor U.S. Government Money Fund

Principal Amount		Value

COMMERCIAL PAPER: 14.9%
Finance-Banking: 14.9%

$20,000,000	Bank of America[1] 0.270%, 01/26/2010	$19,996,250

8,000,000	Bank of America[1] 0.341%, 04/26/2010	7,991,311

25,000,000	Barclays US Funding[1] 0.526%, 03/16/2010	24,973,021

20,000,000	ING US Funding LLC[1] 0.502%, 07/02/2010	19,949,445

25,000,000	UBS Finance Delaware LLC[1] 1.018%, 06/11/2010	24,887,076

9,000,000	UBS Finance Delaware LLC[1] 0.896%, 07/02/2010	8,959,505

	Total Commercial Paper (Identified Cost $106,756,608)	106,756,608

U.S. AGENCY BONDS: 68.4%
Federal Farm Credit Bank (FFCB): 9.7%

40,000,000	FFCB[2] 0.262%, 07/28/2010	40,000,000

30,000,000	FFCB[2] 0.180%, 10/22/2010	30,000,000

		70,000,000

Federal Home Loan Bank (FHLB): 41.7%

25,000,000	FHLB 0.310%, 01/22/2010	25,000,062

75,000,000	FHLB[2] 0.660%, 02/02/2010	75,000,000

50,000,000	FHLB[2] 0.632%, 02/18/2010	50,000,000

20,000,000	FHLB[3] 0.500%, 02/24/2010	20,000,000

20,000,000	FHLB 5.000%, 03/12/2010	20,170,604

15,000,000	FHLB[2,4] 0.170%, 04/16/2010	14,992,483

8,575,000	FHLB 4.875%, 05/14/2010	8,710,530

20,000,000	FHLB 0.550%, 11/03/2010	20,000,000

Principal Amount		Value

$20,000,000	FHLB[2] 0.161%, 11/26/2010	$20,001,808

20,000,000	FHLB 0.400%, 12/28/2010	20,000,000

25,000,000	FHLB 0.450%, 12/30/2010	24,995,111

		298,870,598

Federal Home Loan Bank (FHLB) — Discount Note: 1.3%

9,219,000	FHLB 0.155%, 05/26/2010	9,213,245

Federal Home Loan Mortgage Corporation (FHLMC): 10.4%

50,000,000	FHLMC[2] 0.570%, 01/08/2010	50,000,000

24,392,000	FHLMC[2] 0.084%, 08/10/2010	24,379,206

		74,379,206

Federal National Mortgage Association (FNMA) — Discount Note: 1.1%

8,000,000	FNMA 0.265%, 02/22/2010	7,996,938

Federal National Mortgage Corp (FNMA): 4.2%

30,000,000	FNMA[2] 0.228%, 08/05/2010	30,024,965

	Total U.S. Agency Bonds (Identified Cost $490,484,952)	490,484,952

	Total Investments: 83.3% (Identified Cost $597,241,560)[5]	597,241,560

	Total Other Assets Less Liabilities: 16.7%	119,857,183

	Total Net Assets: 100.0%	$717,098,743

1 Rate shown represents the bond equivalent yield to maturity at date of purchase.

2 Represents an adjustable rate security. Rate disclosed is as of December 31, 2009.

3 Represents a step bond.

4 Rate shown is the effective yield as of December 31, 2009.

5 See Note 6 for important tax information.

LLC — Limited Liability Company

December 31, 2009	98	See Notes to Financial Statements

Schedule of Investments as of December 31, 2009

Accessor Income Allocation Fund

Shares		Allocation	Value

AFFILIATED INVESTMENT COMPANIES: 99.1%
Accessor Funds — Z Class Shares: 89.4%

317,033	Accessor High Yield Bond Fund	14.7%	$3,021,326

940,663	Accessor Investment Grade Fixed-Income Fund	47.8%	9,782,896

346,628	Accessor Mortgage Securities Fund	21.8%	4,474,974

1,040,619	Accessor U.S. Government Money Fund	5.1%	1,040,619

			18,319,815

Forward Funds — Institutional Class Shares: 9.7%

188,161	Forward International Fixed Income Fund	9.7%	1,985,100

	Total Affiliated Investment Companies (Identified Cost $21,353,357)		20,304,915

	Total Investments: 99.1% (Identified Cost $21,353,357)[1]		20,304,915

	Total Other Assets Less Liabilities: 0.9%		180,357

	Total Net Assets: 100.0%		$20,485,272

1 See Note 6 for important tax information.

See Notes to Financial Statements	99	December 31, 2009

Schedule of Investments as of December 31, 2009

Accessor Income & Growth Allocation Fund

Shares		Allocation	Value

AFFILIATED INVESTMENT COMPANIES: 97.0%
Accessor Funds — Z Class Shares: 96.5%

144,385	Accessor Frontier Markets Fund	3.0%	$1,632,997

167,411	Accessor Growth Fund	6.9%	3,795,215

517,046	Accessor High Yield Bond Fund	8.9%	4,927,453

267,755	Accessor International Equity Fund	6.9%	3,818,181

1,725,838	Accessor Investment Grade Fixed-Income Fund	32.6%	17,948,720

633,954	Accessor Mortgage Securities Fund	14.9%	8,184,351

95,826	Accessor Small to Mid Cap Fund	4.2%	2,329,521

581,337	Accessor Strategic Alternatives Fund	12.1%	6,644,683

265	Accessor U.S. Government Money Fund	0.0%	265

234,875	Accessor Value Fund	7.0%	3,828,457

			53,109,843

Forward Funds — Institutional Class Shares: 0.5%

13,557	Forward Emerging Markets Fund	0.5%	294,875

	Total Affiliated Investment Companies (Identified Cost $55,042,738)		53,404,718

	Total Investments: 97.0% (Identified Cost $55,042,738)[1]		53,404,718

	Total Other Assets Less Liabilities: 3.0%		1,679,827

	Total Net Assets: 100.0%		$55,084,545

1 See Note 6 for important tax information.

December 31, 2009	100	See Notes to Financial Statements

Schedule of Investments as of December 31, 2009

Accessor Balanced Allocation Fund

Shares		Allocation	Value

AFFILIATED INVESTMENT COMPANIES: 98.1%
Accessor Funds — Z Class Shares: 97.3%

453,265	Accessor Frontier Markets Fund	4.0%	$5,126,431

641,583	Accessor Growth Fund	11.4%	14,544,681

860,587	Accessor High Yield Bond Fund	6.4%	8,201,393

1,077,969	Accessor International Equity Fund	12.1%	15,371,843

2,872,642	Accessor Investment Grade Fixed-Income Fund	23.4%	29,875,476

1,055,172	Accessor Mortgage Securities Fund	10.7%	13,622,265

357,508	Accessor Small to Mid Cap Fund	6.8%	8,691,017

1,237,195	Accessor Strategic Alternatives Fund	11.1%	14,141,140

894,730	Accessor Value Fund	11.4%	14,584,099

			124,158,345

Forward Funds — Institutional Class Shares: 0.8%

44,082	Forward Emerging Markets Fund	0.8%	958,782

	Total Affiliated Investment Companies (Identified Cost $131,857,900)		125,117,127

	Total Investments: 98.1% (Identified Cost $131,857,900)[1]		125,117,127

	Total Other Assets Less Liabilities: 1.9%		2,489,997

	Total Net Assets: 100.0%		$127,607,124

1 See Note 6 for important tax information.

See Notes to Financial Statements	101	December 31, 2009

Schedule of Investments as of December 31, 2009

Accessor Growth & Income Allocation Fund

Shares		Allocation	Value

AFFILIATED INVESTMENT COMPANIES: 98.3%
Accessor Funds — Z Class Shares: 97.1%

521,125	Accessor Frontier Markets Fund	5.0%	$5,893,927

723,219	Accessor Growth Fund	14.0%	16,395,385

649,224	Accessor High Yield Bond Fund	5.3%	6,187,104

1,197,608	Accessor International Equity Fund	14.6%	17,077,890

2,159,427	Accessor Investment Grade Fixed-Income Fund	19.1%	22,458,045

796,138	Accessor Mortgage Securities Fund	8.8%	10,278,137

405,031	Accessor Small to Mid Cap Fund	8.3%	9,846,298

822,541	Accessor Strategic Alternatives Fund	8.0%	9,401,643

1,006,468	Accessor Value Fund	14.0%	16,405,430

			113,943,859

Forward Funds — Institutional Class: 1.2%

63,720	Forward Emerging Markets Fund	1.2%	1,385,914

	Total Affiliated Investment Companies (Identified Cost $124,740,126)		115,329,773

	Total Investments: 98.3% (Identified Cost $124,740,126)[1]		115,329,773

	Total Other Assets Less Liabilities: 1.7%		1,998,762

	Total Net Assets: 100.0%		$117,328,535

1 See Note 6 for important tax information.

December 31, 2009	102	See Notes to Financial Statements

Schedule of Investments as of December 31, 2009

Accessor Growth Allocation Fund

Shares		Allocation	Value

AFFILIATED INVESTMENT COMPANIES: 98.9%
Accessor Funds — Z Class Shares: 97.5%

611,747	Accessor Frontier Markets Fund	6.0%	$6,918,857

941,125	Accessor Growth Fund	18.6%	21,335,311

310,459	Accessor High Yield Bond Fund	2.6%	2,958,673

1,574,950	Accessor International Equity Fund	19.6%	22,458,789

1,042,499	Accessor Investment Grade Fixed-Income Fund	9.5%	10,841,988

385,716	Accessor Mortgage Securities Fund	4.3%	4,979,591

529,745	Accessor Small to Mid Cap Fund	11.2%	12,878,103

708,794	Accessor Strategic Alternatives Fund	7.1%	8,101,514

1,306,880	Accessor Value Fund	18.6%	21,302,148

			111,774,974

Forward Funds — Institutional Class: 1.4%

74,974	Forward Emerging Markets Fund	1.4%	1,630,684

	Total Affiliated Investment Companies (Identified Cost $123,080,258)		113,405,658

	Total Investments: 98.9% (Identified Cost $123,080,258)[1]		113,405,658

	Total Other Assets Less Liabilities: 1.1%		1,198,734

	Total Net Assets: 100.0%		$114,604,392

1 See Note 6 for important tax information.

See Notes to Financial Statements	103	December 31, 2009

Schedule of Investments as of December 31, 2009

Accessor Aggressive Growth Allocation Fund

Shares		Allocation	Value

AFFILIATED INVESTMENT COMPANIES: 98.8%
Accessor Funds — Z Class Shares: 96.9%

349,616	Accessor Frontier Markets Fund	7.0%	$3,954,152

571,558	Accessor Growth Fund	23.0%	12,957,225

951,548	Accessor International Equity Fund	24.1%	13,569,081

322,102	Accessor Small to Mid Cap Fund	13.9%	7,830,289

297,478	Accessor Strategic Alternatives Fund	6.0%	3,400,175

791,168	Accessor Value Fund	22.9%	12,896,035

			54,606,957

Forward Funds — Institutional Class: 1.9%

48,807	Forward Emerging Markets Fund	1.9%	1,061,551

	Total Affiliated Investment Companies (Identified Cost $61,730,457)		55,668,508

	Total Investments: 98.8% (Identified Cost $61,730,457)[1]		55,668,508

	Total Other Assets Less Liabilities: 1.2%		651,801

	Total Net Assets: 100.0%		$56,320,309

1 See Note 6 for important tax information.

December 31, 2009	104	See Notes to Financial Statements

Statements of Assets & Liabilities

	ACCESSOR GROWTH FUND	ACCESSOR VALUE FUND	ACCESSOR SMALL TO MID CAP FUND
ASSETS:
Investments, at value (Note 2)	$90,466,534	$84,716,382	$169,571,202
Cash	—	55,923	45,661
Receivable for investments sold	510,969	4,738,030	—
Receivable for capital shares sold	119,251	4,353	178,368
Dividends and interest receivable	68,810	195,809	259,668
Prepaid expenses and other assets	10,327	9,923	11,688

Total Assets	91,175,891	89,720,420	170,066,587

LIABILITIES:
Payable to custodian for cash overdraft	38,074	—	—
Payable for investments securities purchased	—	4,397,482	—
Payable for capital shares redeemed	119,340	129,742	178,368
Payable to investment advisor (Note 3)	34,877	33,126	85,920
Payable to money managers (Note 3)	10,001	16,613	57,280
Payable to administrator (Note 3)	5,679	5,460	9,401
Payable for 12b-1 & administrative services fees (Note 3)	4,152	3,775	11,046
Payable for shareholder services (Note 3)	1,733	1,329	10,535
Payable for chief compliance officer fee (Note 3)	85	81	154
Payable to ReFlow (Note 2)	1,315	1,810	4,821
Accrued expenses and other liabilities	35,251	31,931	48,253

Total Liabilities	250,507	4,621,349	405,778

NET ASSETS	$90,925,384	$85,099,071	$169,660,809

NET ASSETS CONSIST OF:
Paid-in capital	$121,580,104	$123,154,330	$201,451,739
Net unrealized appreciation of investments	7,779,136	951,475	18,770,863
Undistributed net investment income	26,454	5,952	283,974
Accumulated net realized loss on investments	(38,460,310)	(39,012,686)	(50,845,767)

TOTAL NET ASSETS	$90,925,384	$85,099,071	$169,660,809

INVESTMENTS, AT COST	$82,687,398	$83,764,907	$150,800,339

PRICING OF SHARES
Institutional Class:
Net Asset Value, offering & redemption price per share	$22.67	$16.31	$24.32
Net Assets	$20,757,039	$15,347,742	$126,089,830
Shares of beneficial interest outstanding	915,505	941,148	5,185,521
Investor Class:
Net Asset Value, offering & redemption price per share	$22.13	$16.33	$23.19
Net Assets	$736,499	$626,029	$1,489,858
Shares of beneficial interest outstanding	33,282	38,330	64,243
C Class:
Net Asset Value & offering price per share[1]	$21.75	$16.33	$22.92
Net Assets	$415,237	$106,983	$501,188
Shares of beneficial interest outstanding	19,091	6,552	21,866
Z Class:
Net Asset Value & offering price per share	$22.67	$16.30	$24.31
Net Assets	$69,016,609	$69,018,317	$41,579,933
Shares of beneficial interest outstanding	3,044,897	4,234,121	1,710,211

1 The redemption price per shares excludes the applicable contingent deferred sales charges.

See Notes to Financials Statements	105	December 31, 2009

Statements of Assets & Liabilities

	ACCESSOR INTERNATIONAL EQUITY FUND	ACCESSOR STRATEGIC ALTERNATIVES FUND	ACCESSOR FRONTIER MARKETS FUND
ASSETS:
Investments, at value (Note 2)	$97,521,731	$119,296,574	$36,872,558
Cash	—	1,492,654	727,922
Foreign currency	50,953	—	24
Receivable for capital shares sold	8,764	331,965	53,030
Dividend tax reclaim	147,944	—	—
Dividends and interest receivable	117,482	112,870	62,079
Receivable for investments sold	3,580,799	—	—
Unrealized gain on foreign currency spot contracts	2,427	—	—
Unrealized gain on Swap contracts	—	—	100,280
Prepaid expenses and other assets	12,499	10,174	7,181

Total Assets	101,442,599	121,244,237	37,823,074

LIABILITIES:
Payable to custodian for cash overdraft	349,873	—	—
Payable for capital shares redeemed	47,140	18,883	17
Payable to investment advisor (Note 3)	47,642	69,437	26,859
Payable to money managers (Note 3)	38,980	—	—
Payable for 12b-1 & administrative services fees (Note 3)	6,169	—	—
Payable to administrator (Note 3)	6,224	8,321	1,795
Payable for shareholder services (Note 3)	2,377	6,361	1,162
Payable for chief compliance officer fee (Note 3)	99	108	34
Payable to ReFlow (Note 2)	5,043	—	—
Written options (Proceeds $0, $1,176,599, $0)	—	648,855	—
Margin payable	—	1,327,500	—
Unrealized loss on foreign currency spot contracts	13,301	—	—
Unrealized loss on swap contracts	—	—	6,691
Accrued expenses and other liabilities	58,646	38,678	26,797

Total Liabilities	575,494	2,118,143	63,355

NET ASSETS	$100,867,105	$119,126,094	$37,759,719

NET ASSETS CONSIST OF:
Paid-in capital	$170,832,270	$126,384,726	$36,969,406
Net unrealized appreciation (depreciation) of investments and options	20,355,781	(4,085,793)	521,720
Net unrealized depreciation on foreign currencies	(8,269)	—	(1)
Net unrealized appreciation on swap contracts	—	—	93,589
Undistributed (distributions in excess) net investment income	1,466,328	3,150	(2,309)
Accumulated net realized gain (loss) on investments, futures contracts, options and foreign currencies	(91,779,005)	(3,175,989)	177,314

TOTAL NET ASSETS	$100,867,105	$119,126,094	$37,759,719

INVESTMENTS, AT COST	$77,165,950	$123,910,111	$36,350,838

PRICING OF SHARES
Institutional Class:
Net Asset Value, offering & redemption price per share	$14.27	$11.42	$11.31
Net Assets	$26,243,004	$76,765,581	$13,104,568
Outstanding shares	1,839,509	6,719,344	1,158,794
Investor Class:
Net Asset Value, offering & redemption price per share	$13.87	$11.43	$11.32
Net Assets	$1,529,870	$667,542	$1,124,104
Shares of beneficial interest outstanding	110,330	58,405	99,331
C Class:
Net Asset Value & offering price per share[1]	$14.12	N/A	N/A
Net Assets	$775,041	N/A	N/A
Shares of beneficial interest outstanding	54,877	N/A	N/A
Z Class:
Net Asset Value & offering price per share	$14.26	$11.43	$11.31
Net Assets	$72,319,190	$41,692,971	$23,531,047
Shares of beneficial interest outstanding	5,069,831	3,647,345	2,080,138

1 The redemption price per shares excludes the applicable contingent deferred sales charges.

December 31, 2009	106	See Notes to Financials Statements

Statements of Assets & Liabilities

	ACCESSOR HIGH YIELD BOND FUND	ACCESSOR INVESTMENT GRADE FIXED-INCOME FUND	ACCESSOR MORTGAGE SECURITIES FUND
ASSETS:
Investments, at value (Note 2)	$102,789,706	$108,640,471	$60,389,790
Cash	1,981,684	3,188,447	6,844,261
Cash at broker	—	226,500	29,000
TBA purchase commitments, at value (Cost payable $0, $7,450,742 and $36,633,418, respectively)	—	7,384,529	36,282,309
Dividends and interest receivable	2,175,995	1,051,996	232,145
Receivable for investments sold	—	—	29,477
Receivable for TBA purchase commitments	—	—	79,682,179
Receivable for capital shares sold	244,114	184,730	189,506
Variation margin receivable	—	—	2,195
Due from broker	—	—	2,617
Prepaid expenses and other assets	12,762	10,527	9,105

Total Assets	107,204,261	120,687,200	183,692,584

LIABILITIES:
Payable for investments securities purchased	—	2,480,195	6,094,921
Payable for TBA purchase commitments	—	7,450,742	84,453,630
TBA sale commitments, at value (Proceeds receivable $0, $0 and $31,847,629, respectively)	—	—	31,622,023
Payable for capital shares redeemed	10,161	64	522
Payable to investment advisor (Note 3)	32,390	30,899	19,235
Payable to money managers (Note 3)	22,493	23,408	13,357
Payable to administrator (Note 3)	6,384	6,601	4,314
Payable for 12b-1 & administrative services fees (Note 3)	4,012	3,438	1,271
Payable for shareholder services (Note 3)	6,423	1,575	1,739
Payable for chief compliance officer fee (Note 3)	98	103	59
Payable to ReFlow (Note 2)	—	97	—
Written options (Proceeds $0, $93,665, $60,503)	—	126,063	33,412
Variation margin payable	—	29,347	—
Accrued expenses and other liabilities	45,100	68,812	41,775

Total Liabilities	127,061	10,221,344	122,286,258

NET ASSETS	$107,077,200	$110,465,856	$61,406,326

NET ASSETS CONSIST OF:
Paid-in capital	$111,738,600	$134,313,851	$64,264,720
Net unrealized appreciation (depreciation) of investments and options	8,420,652	(18,824,956)	(4,925)
Net unrealized appreciation (depreciation) on futures contracts	—	392,726	(6,224)
Undistributed net investment income	—	55,742	10,654
Accumulated net realized loss on investments, options and foreign currencies	(13,082,052)	(5,471,507)	(2,857,899)

TOTAL NET ASSETS	$107,077,200	$110,465,856	$61,406,326

INVESTMENTS, AT COST	$94,369,054	$127,366,816	$60,296,303

PRICING OF SHARES
Institutional Class:
Net Asset Value, offering & redemption price per share	$9.53	$10.41	$12.90
Net Assets	$76,639,859	$18,175,662	$18,779,179
Shares of beneficial interest outstanding	8,039,988	1,745,943	1,455,261
Investor Class:
Net Asset Value, offering & redemption price per share	$9.53	$10.40	$12.90
Net Assets	$4,389,814	$1,026,693	$857,231
Shares of beneficial interest outstanding	460,437	98,709	66,446
C Class:
Net Asset Value & offering price per share[1]	$9.52	$10.41	$12.93
Net Assets	$759,879	$319,707	$244,058
Shares of beneficial interest outstanding	79,854	30,702	18,877
Z Class:
Net Asset Value & offering price per share	$9.53	$10.40	$12.91
Net Assets	$25,287,648	$90,943,794	$41,525,858
Shares of beneficial interest outstanding	2,654,349	8,741,070	3,217,608

1 The redemption price per shares excludes the applicable contingent deferred sales charges.

See Notes to Financials Statements	107	December 31, 2009

Statements of Assets & Liabilities

ACCESSOR U.S. GOVERNMENT MONEY FUND
ASSETS:
Investments, at value (Note 2)	$597,241,560
Cash	119,287,061
Dividends and interest receivable	678,198
Receivable for capital shares sold	165,100
Prepaid expenses and other assets	34,802

Total Assets	717,406,721

LIABILITIES:
Distribution payable	75,087
Payable for capital shares redeemed	16,168
Payable to investment advisor (Note 3)	35,233
Payable to administrator (Note 3)	33,515
Payable for 12b-1 & administrative services fees (Note 3)	1,976
Payable for chief compliance officer fee (Note 3)	638
Payable for shareholder services (Note 3)	31,120
Accrued expenses and other liabilities	114,241

Total Liabilities	307,978

NET ASSETS	$717,098,743

NET ASSETS CONSIST OF:
Paid-in capital	$716,994,724
Undistributed net investment income	118,872
Accumulated net realized loss on investments, futures contracts, options, and foreign currencies	(14,853)

TOTAL NET ASSETS	$717,098,743

INVESTMENTS, AT COST	$597,241,560

PRICING OF SHARES
Institutional Class:
Net Asset Value, offering & redemption price per share	$1.00
Net Assets	$275,448,155
Shares of beneficial interest outstanding	275,399,088
Investor Class:
Net Asset Value, offering & redemption price per share	$1.00
Net Assets	$3,948,389
Shares of beneficial interest outstanding	3,946,801
C Class:
Net Asset Value & offering price per share	$1.00
Net Assets	$1,251,695
Shares of beneficial interest outstanding	1,251,604
A Class:
Net Asset Value & redemption price per share	$1.00
Net Assets	$594,403
Shares of beneficial interest outstanding	594,327
Z Class:
Net Asset value & offering price per share[1]	$1.00
Net Assets	$435,856,101
Shares of beneficial interest outstanding	435,803,925

1 The redemption price per shares excludes the applicable contingent deferred sales charges.

December 31, 2009	108	See Notes to Financials Statements

Statements of Assets & Liabilities

	ACCESSOR INCOME ALLOCATION FUND	ACCESSOR INCOME & GROWTH ALLOCATION FUND	ACCESSOR BALANCED ALLOCATION FUND
ASSETS:
Investments in affiliates, at value (Note 2)	$20,304,915	$53,404,718	$125,117,127
Cash	204,028	2,152,546	2,675,679
Receivable for capital shares sold	4,703	8,583	20,418
Due from advisor	2,021	5,023	12,081
Dividends and interest receivable	161	—	—
Prepaid expenses and other assets	10,834	12,739	14,211

Total Assets	20,526,662	55,583,609	127,839,516

LIABILITIES:
Payable for investments securities purchased	—	455,000	—
Payable for capital shares redeemed	17,718	6,522	154,770
Payable for 12b-1 & administrative services fees (Note 3)	4,641	11,179	34,791
Payable due to investment advisor (Note 3)	1,740	4,598	10,892
Payable for chief compliance officer fee (Note 3)	19	50	120
Payable to administrator (Note 3)	293	775	1,838
Accrued expenses and other liabilities	16,979	20,940	29,981

Total Liabilities	41,390	499,064	232,392

NET ASSETS	$20,485,272	$55,084,545	$127,607,124

NET ASSETS CONSIST OF:
Paid-in capital	$21,941,407	$56,764,518	$134,505,891
Net unrealized depreciation of investments	(1,048,442)	(1,638,020)	(6,740,773)
Undistributed net investment income	28	3	3
Accumulated net realized loss on investments	(407,721)	(41,956)	(157,997)

TOTAL NET ASSETS	$20,485,272	$55,084,545	$127,607,124

INVESTMENTS, AT COST	$21,353,357	$55,042,738	$131,857,900

PRICING OF SHARES
Institutional Class:
Net Asset Value, offering & redemption price per share	$14.00	$14.41	$14.57
Net Assets	$13,880,400	$40,854,665	$76,922,628
Shares of beneficial interest outstanding	991,609	2,835,956	5,278,376
Investor Class:
Net Asset Value, offering & redemption price per share	$13.99	$14.39	$14.56
Net Assets	$2,039,771	$4,724,723	$13,137,072
Shares of beneficial interest outstanding	145,821	328,220	902,136
C Class:
Net Asset Value & offering price per share[1]	$13.96	$14.35	$14.54
Net Assets	$3,838,672	$6,387,231	$15,547,961
Shares of beneficial interest outstanding	274,950	445,100	1,069,649
A Class:
Net Asset Value & redemption price per share	$13.99	$14.39	$14.56
Public offering price per share	$14.69 [2]	$15.27 [3]	$15.45 [3]
Net Assets	$726,429	$3,117,926	$21,999,463
Shares of beneficial interest outstanding	51,907	216,727	1,511,422

1 The redemption price per shares excludes the applicable contingent deferred sales charges.

2 NAV/0.9525, based on maximum sales charge of 4.75% of the offering price.

3 NAV/0.9425, based on maximum sales charge of 5.75% of the offering price.

See Notes to Financials Statements	109	December 31, 2009

Statements of Assets & Liabilities

	ACCESSOR GROWTH & INCOME ALLOCATION FUND	ACCESSOR GROWTH ALLOCATION FUND	ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND
ASSETS:
Investments in affiliates, at value (Note 2)	$115,329,773	$113,405,658	$55,668,508
Cash	2,100,426	1,282,199	659,277
Due from advisor	24,070	13,169	6,560
Receivable for capital shares sold	36,667	68,551	39,174
Prepaid expenses and other assets	9,742	13,276	12,221

Total Assets	117,500,678	114,782,853	56,385,740

LIABILITIES:
Payable for capital shares redeemed	68,721	86,393	21,811
Payable for 12b-1 & administrative services fees (Note 3)	56,988	49,313	15,525
Payable due to investment advisor (Note 3)	9,966	9,756	4,769
Payable for chief compliance officer fee (Note 3)	109	107	52
Payable to administrator (Note 3)	1,682	1,647	805
Payable to ReFlow (Note 2)	—	492	—
Accrued expenses and other liabilities	34,677	30,753	22,469

Total Liabilities	172,143	178,461	65,431

NET ASSETS	$117,328,535	$114,604,392	$56,320,309

NET ASSETS CONSIST OF:
Paid-in capital	$128,865,328	$124,985,206	$62,736,853
Net unrealized depreciation of investments	(9,410,353)	(9,674,600)	(6,061,949)
Undistributed net investment income	2,132	3	1
Accumulated net realized loss on investments	(2,128,572)	(706,217)	(354,596)

TOTAL NET ASSETS	$117,328,535	$114,604,392	$56,320,309

INVESTMENTS, AT COST	$124,740,126	$123,080,258	$61,730,457

PRICING OF SHARES
Institutional Class:
Net Asset Value, offering & redemption price per share	$14.17	$14.00	$13.73
Net Assets	$51,973,738	$50,951,864	$32,952,768
Shares of beneficial interest outstanding	3,666,965	3,639,461	2,400,583
Investor Class:
Net Asset Value, offering & redemption price per share	$14.15	$13.99	$13.38
Net Assets	$12,083,001	$12,609,595	$7,255,388
Shares of beneficial interest outstanding	853,707	901,321	542,302
C Class:
Net Asset Value & offering price per share[1]	$14.11	$13.92	$13.16
Net Assets	$33,843,434	$30,775,145	$7,085,630
Shares of beneficial interest outstanding	2,398,891	2,211,274	538,624
A Class:
Net Asset Value & redemption price per share	$14.13	$13.99	$13.58
Public offering price per share	$14.99 [2]	$14.84 [2]	$14.41 [2]
Net Assets	$19,428,362	$20,267,788	$9,026,523
Shares of beneficial interest outstanding	1,374,817	1,448,578	664,762

1 The redemption price per shares excludes the applicable contingent deferred sales charges.

2 NAV/0.9425, based on maximum sales charge of 5.75% of the offering price.

December 31, 2009	110	See Notes to Financials Statements

Statements of Operations

For the Year Ended December 31, 2009

	ACCESSOR GROWTH FUND	ACCESSOR VALUE FUND	ACCESSOR SMALL TO MID CAP FUND	ACCESSOR INTERNATIONAL EQUITY FUND
INVESTMENT INCOME:
Interest	$40	$72	$42	$1,237
Dividends	1,393,821	2,223,521	3,169,396	3,331,629
Foreign taxes withheld	—	—	(223)	(401,405)

Total Investments Income	1,393,861	2,223,593	3,169,215	2,931,461

EXPENSES:
Management fees (Note 3)	357,711	333,775	966,539	522,926
Money managers fees (Note 3)	171,776	178,990	644,360	427,849
Distribution and service fees
Investor Class	1,744	1,650	3,622	3,912
C Class	5,810	2,724	5,551	9,337
A Class	1,443	234	10,320	14,639
Administrative services fees — Investor Class (Note 3)	1,744	1,650	3,622	3,912
Shareholder servicing fees — Institutional Class (Note 3)	14,878	12,374	75,507	21,153
Chief compliance officer fees (Note 3)	1,146	1,159	1,454	1,160
Transfer agent & administration fees (Note 3)	73,262	65,037	133,989	86,006
Fund accounting fees	51,251	48,504	93,779	59,371
Registration fees	36,471	35,842	44,261	48,949
Audit fees	19,550	18,893	19,273	20,367
Legal fees	16,193	15,069	31,513	26,290
Printing/postage expense	13,488	11,752	32,009	19,983
Custodian fees	11,422	9,139	16,106	86,915
Trustees fees	6,755	6,267	12,453	8,015
ReFlow fees (Note 2)	4,078	3,446	13,598	10,192
Other expenses	10,788	12,081	22,407	27,977

Total net expenses	799,510	758,586	2,130,363	1,398,953

NET INVESTMENT INCOME:	594,351	1,465,007	1,038,852	1,532,508

Net realized gain (loss) on investments	(5,450,120)	(11,391,309)	(20,253,521)	6,163,121
Net realized loss on foreign currency transactions	—	—	—	(61,642)
Net change in unrealized appreciation on investments	24,189,259	22,626,716	68,429,513	22,313,562
Net change in unrealized appreciation on translations of assets and liabilities in foreign currencies	—	—	—	3,056

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	18,739,139	11,235,407	48,175,992	28,418,097

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,333,490	$12,700,414	$49,214,844	$29,950,605

See Notes to Financials Statements	111	December 31, 2009

Statements of Operations

For the Year Ended December 31, 2009

	ACCESSOR STRATEGIC ALTERNATIVES FUND	ACCESSOR FRONTIER MARKETS FUND	ACCESSOR HIGH YIELD BOND FUND	ACCESSOR INVESTMENT GRADE FIXED-INCOME FUND
INVESTMENT INCOME:
Interest	$53,725	$92,116	$9,648,962	$5,090,870
Dividends	2,030,186	112,557	4,152	—
Foreign taxes withheld	—	(5,350)	—	—

Total Investments Income	2,083,911	199,323	9,653,114	5,090,870

EXPENSES:
Management fees (Note 3)	718,824	230,197	329,222	276,842
Money managers fees (Note 3)	—	—	228,626	209,729
Distribution and service fees
Investor Class	76	50	6,956	2,191
C Class	—	—	7,877	5,083
A Class	—	—	920	—
Administrative services fees — Investor Class (Note 3)	—	—	6,956	2,191
Shareholder servicing fees — Institutional Class (Note 3)	45,294	7,848	47,683	14,381
Chief compliance officer fees (Note 3)	1,197	267	1,536	1,367
Transfer agent & administration fees (Note 3)	82,072	12,867	72,521	63,924
Audit fees	33,653	21,453	23,676	26,020
Custodian fees	—	3,889	11,997	19,936
Fund accounting fees	76,991	26,794	57,538	53,765
Legal fees	34,100	14,359	18,880	36,220
Registration fees	21,832	7,000	36,324	33,446
Printing/postage expense	24,926	8,148	18,011	13,707
Trustees fees	8,437	1,371	6,502	6,846
ReFlow fees (Note 2)	—	—	4,326	4,313
Other expenses	9,456	6,720	29,976	36,125

Total net expenses	1,056,858	340,963	909,527	806,086

NET INVESTMENT INCOME (LOSS):	1,027,053	(141,640)	8,743,587	4,284,784

Net realized gain (loss) on investments	(2,340,846)	3,535,705	3,308,533	596,500
Net realized gain on foreign currency transactions	—	6,720	—	—
Net realized gain on swap contracts	—	32,877	—	—
Net change in unrealized appreciation on investments and options contracts	14,028,089	521,720	17,897,137	4,853,347
Net change in unrealized depreciation on futures contracts	—	—	—	(181,718)
Net change in unrealized appreciation on swap contracts	—	93,589	—	—
Net change in unrealized depreciation on translations of assets and liabilities in foreign currencies	—	(1)	—	—

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FUTURES CONTRACTS, SWAP CONTRACTS, OPTIONS CONTRACTS AND FOREIGN CURRENCY	11,687,243	4,190,610	21,205,670	5,268,129

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,714,296	$4,048,970	$29,949,257	$9,552,913

December 31, 2009	112	See Notes to Financials Statements

Statements of Operations

For the Year Ended December 31, 2009

	ACCESSOR MORTGAGE SECURITIES FUND	ACCESSOR U.S. GOVERNMENT MONEY FUND
INVESTMENT INCOME:
Interest	$2,833,316	$6,378,277

Total Investments Income	2,833,316	6,378,277

EXPENSES:
Management fees (Note 3)	214,533	687,427
Money managers fees (Note 3)	148,981	—
Distribution and service fees
Investor Class	1,957	20,484
C Class	4,190	18,170
A Class	—	1,581
Administrative services fees — Investor Class (Note 3)	1,957	20,484
Shareholder servicing fees (Note 3) — Institutional Class	14,328	—
Administrative Plan Fees
Institutional Class	—	894,341
Investor Class	—	20,497
C Class	—	4,543
A Class	—	1,581
Chief compliance officer fees (Note 3)	1,087	668
Transfer agent & administration fees (Note 3)	50,964	450,034
Registration fees	31,366	86,011
Audit fees	22,687	23,709
Fund accounting fees	40,912	456,418
Custodian fees	39,612	32,581
Legal fees	12,425	193,095
Printing/postage expense	8,635	103,972
ReFlow fees (Note 2)	—	—
Trustees fees	5,260	85,077
Other expenses	28,981	62,054

Total expenses before waiver	627,875	3,162,727
Less fees waived:
Management fees	—	(60,000)
Distribution and service fees
Investor Class	—	(18,219)
C Class	—	(16,161)
A Class	—	(1,101)
Administrative services fees — Investor Class	—	(13,435)
Administrative Plan Fees
Institutional Class	—	(188,299)
Investor Class	—	(3,420)
C Class	—	(909)
A Class	—	(320)

Total net expenses	627,875	2,860,863

NET INVESTMENT INCOME:	2,205,441	3,517,414

Net realized gain (loss) on investments and options contracts	2,425,760	(14,853)
Net realized loss on future contracts	(28,301)	—
Net change in unrealized appreciation on investments and options contracts	1,443,799	—
Net change in unrealized depreciation on futures contracts	(44,427)	—

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS CONTRACTS AND FOREIGN CURRENCY	3,796,831	(14,853)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,002,272	$3,502,561

See Notes to Financials Statements	113	December 31, 2009

Statements of Operations

For the Year Ended December 31, 2009

	ACCESSOR INCOME ALLOCATION FUND	ACCESSOR INCOME & GROWTH ALLOCATION FUND	ACCESSOR BALANCED ALLOCATION FUND
INVESTMENT INCOME:
Interest	$20	$140	$215
Dividends from affiliated investment company shares	1,003,619	1,814,671	4,095,393

Total Investments Income	1,003,639	1,814,811	4,095,608

EXPENSES:
Management fees (Note 3)	18,602	43,832	109,399
Distribution and service fees
Investor Class	4,326	9,621	27,790
C Class	29,322	59,912	125,798
A Class	2,493	10,336	70,765
Administrative services fees — Investor Class (Note 3)	4,326	9,621	27,790
Chief compliance officer fees (Note 3)	1,147	1,211	1,328
Registration fees	39,813	38,772	45,376
Audit fees	14,966	15,108	15,422
Printing/postage expense	3,157	7,664	18,579
Custodian fees	6,740	7,033	7,208
Fund accounting fees	2,198	5,275	13,073
Legal fees	4,101	9,426	23,315
Transfer agent & administration fees (Note 3)	3,850	7,178	18,916
Trustees fees	1,501	3,328	8,564
ReFlow fees (Note 2)	84	77	—
Other expense	5,895	7,427	12,081

Total expenses before waiver	142,521	235,821	525,404
Less fees waived of management fees and reimbursed by management	(15,328)	(35,530)	(88,572)

Total net expenses	127,193	200,291	436,832

NET INVESTMENT INCOME:	876,446	1,614,520	3,658,776

Net realized gain on affiliated investments	15,023	54,845	344,693
Net realized gain distributions from affiliated investment company shares	18,220	48,988	127,913
Net change in unrealized appreciation on investments	1,682,671	5,811,946	17,169,648

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,715,914	5,915,779	17,642,254

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,592,360	$7,530,299	$21,301,030

December 31, 2009	114	See Notes to Financials Statements

Statements of Operations

For the Year Ended December 31, 2009

	ACCESSOR GROWTH & INCOME ALLOCATION FUND	ACCESSOR GROWTH ALLOCATION FUND	ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND
INVESTMENT INCOME:
Interest	$102	$37	$29
Dividends from affiliated investment company shares	3,724,996	3,126,208	1,284,084

Total Investments Income	3,725,098	3,126,245	1,284,113

EXPENSES:
Management fees (Note 3)	105,129	101,731	49,363
Distribution and service fees
Investor Class	28,821	30,649	18,077
C Class	313,403	277,210	61,456
A Class	64,634	63,402	27,586
Administrative services fees — Investor Class (Note 3)	28,821	30,649	18,077
Chief compliance officer fees (Note 3)	1,209	1,245	1,193
Registration fees	56,228	46,043	42,110
Printing/postage expense	21,262	20,720	11,141
Audit fees	15,374	15,365	15,116
Fund accounting fees	12,498	12,109	5,892
Legal fees	22,117	21,493	10,328
Transfer agent & administration fees (Note 3)	34,341	36,439	18,902
Trustees fees	8,644	8,252	3,922
Custodian fees	7,994	6,985	6,821
ReFlow fees (Note 2)	977	963	2,280
Other expense	13,995	14,056	9,669

Total expenses before waiver	735,447	687,311	301,933
Less fees waived of management fees and reimbursed by management	(109,472)	(100,315)	(50,456)

Total net expenses	625,975	586,996	251,477

NET INVESTMENT INCOME:	3,099,123	2,539,249	1,032,636

Net realized loss on affiliated investments	(979,381)	(146,589)	(162,853)
Net realized gain distributions from affiliated investment company shares	125,444	123,336	57,160
Net change in unrealized appreciation on investments	18,666,359	19,883,247	10,776,006

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	17,812,422	19,859,994	10,670,313

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,911,545	$22,399,243	$11,702,949

See Notes to Financials Statements	115	December 31, 2009

Statements of Changes in Net Assets

	ACCESSOR GROWTH FUND		ACCESSOR VALUE FUND
	YEAR ENDED DEC. 31, 2009	YEAR ENDED DEC. 31, 2008[1]	YEAR ENDED DEC. 31, 2009	YEAR ENDED DEC. 31, 2008[1]
OPERATIONS:
Net investment income	$594,351	$289,271	$1,465,007	$2,031,361
Net realized loss on investments	(5,450,120)	(23,708,308)	(11,391,309)	(25,617,477)
Change in unrealized appreciation/(depreciation) of investments	24,189,259	(25,075,007)	22,626,716	(28,460,785)

Net increase/(decrease) in net assets resulting from operations	19,333,490	(48,494,044)	12,700,414	(52,046,901)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(234,282)	(317,608)	(706,996)	(1,993,893)
Investor Class	(1,802)	(7,267)	(10,318)	(17,696)
C Class	—	—	(2,470)	(12,780)
A Class	(1,535)	(695)	(939)	(2,217)
Z Class	(330,278)	—	(827,111)	—

Total distributions	(567,897)	(325,570)	(1,547,834)	(2,026,586)

SHARE TRANSACTIONS:
Institutional Class
Proceeds from sales of shares	6,484,027	20,439,421	7,518,590	17,608,490
Issued to shareholders in reinvestment of distributions	89,117	60,746	200,824	328,686
Shares issued in connection with exchange (Note 1)	520,791	—	44,287	—
Cost of shares redeemed	(72,730,078)	(54,462,088)	(69,363,034)	(28,588,494)

Net decrease from share transactions	(65,636,143)	(33,961,921)	(61,599,333)	(10,651,318)

Investor Class
Proceeds from sales of shares	198,236	175,921	86,733	192,690
Issued to shareholders in reinvestment of distributions	1,247	5,411	7,603	12,709
Cost of shares redeemed	(424,050)	(869,709)	(339,015)	(783,104)

Net decrease from share transactions	(224,567)	(688,377)	(244,679)	(577,705)

C Class
Proceeds from sales of shares	119,913	427,569	17,417	343,902
Issued to shareholders in reinvestment of distributions	—	—	590	6,492
Cost of shares redeemed	(669,670)	(4,122,446)	(473,467)	(3,213,618)

Net decrease from share transactions	(549,757)	(3,694,877)	(455,460)	(2,863,224)

A Class
Proceeds from sales of shares	9,651	98,342	592	660
Issued to shareholders in reinvestment of distributions	1,457	668	939	2,217
Shares issued in connection with exchange (Note 1)	(520,791)	—	(44,287)	—
Cost of shares redeemed	(118,888)	(116,019)	(58,738)	(91,617)

Net decrease from share transactions	(628,571)	(17,009)	(101,494)	(88,740)

Z Class
Proceeds from sales of shares	66,768,034	—	69,482,641	—
Issued to shareholders in reinvestment of distributions	—	—	—	—
Cost of shares redeemed	(10,387,490)	—	(12,773,588)	—

Net increase from share transactions	56,380,544	—	56,709,053	—

Total decrease from share transactions	(10,658,494)	(38,362,184)	(5,691,913)	(14,180,987)

Net increase/(decrease) in net assets	$8,107,099	$(87,181,798)	$5,460,667	$(68,254,474)

NET ASSETS:
Beginning of year	82,818,285	170,000,083	79,638,404	147,892,878

End of year (including undistributed (distributions in excess of) net investment income (loss) of $26,454, $—, $5,952 and $5,950 respectively)	$90,925,384	$82,818,285	$85,099,071	$79,638,404

1 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	116	See Notes to Financials Statements

Statements of Changes in Net Assets

	ACCESSOR GROWTH FUND		ACCESSOR VALUE FUND
	YEAR ENDED DEC. 31, 2009	YEAR ENDED DEC. 31, 2008[1]	YEAR ENDED DEC. 31, 2009	YEAR ENDED DEC. 31, 2008[1]
Other Information:
SHARE TRANSACTIONS:
Institutional Class
Sold	331,596	885,590	543,836	970,385
Distributions reinvested	4,581	2,994	14,648	18,487
Shares issued in connection with exchange (Note 1)	23,395	—	2,784	—
Redeemed	(3,921,402)	(2,295,917)	(5,122,643)	(1,417,173)

Net decrease in shares outstanding	(3,561,830)	(1,407,333)	(4,561,375)	(428,301)

Investor Class
Sold	10,452	7,764	6,703	9,141
Distributions reinvested	66	317	552	719
Redeemed	(23,402)	(37,731)	(24,812)	(39,991)

Net decrease in shares outstanding	(12,884)	(29,650)	(17,557)	(30,131)

C Class
Sold	7,158	17,996	1,375	16,149
Distributions reinvested	—	—	44	322
Redeemed	(38,084)	(173,520)	(35,843)	(150,435)

Net decrease in shares outstanding	(30,926)	(155,524)	(34,424)	(133,964)

A Class
Sold	518	5,487	44	36
Distributions reinvested	78	39	73	124
Shares issued in connection with exchange (Note 1)	(23,600)	—	(2,784)	—
Redeemed	(6,326)	(4,796)	(3,742)	(4,504)

Net increase/(decrease) in shares outstanding	(29,330)	730	(6,409)	(4,344)

Z Class
Sold	3,568,194	—	5,116,049	—
Distributions reinvested	—	—	—	—
Redeemed	(523,297)	—	(881,928)	—

Net increase in shares outstanding	3,044,897	—	4,234,121	—

1 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

See Notes to Financials Statements	117	December 31, 2009

Statements of Changes in Net Assets

	ACCESSOR SMALL TO MID CAP FUND		ACCESSOR INTERNATIONAL EQUITY FUND
	YEAR ENDED DEC. 31, 2009	YEAR ENDED DEC. 31, 2008[1]	YEAR ENDED DEC. 31, 2009	YEAR ENDED DEC. 31, 2008[1]
OPERATIONS:
Net investment income	$1,038,852	$162,655	$1,532,508	$4,448,882
Net realized gain/(loss) on investments	(20,253,521)	(30,368,797)	6,163,121	(97,714,944)
Net realized gain/(loss) on foreign currency transactions	—	—	(61,642)	73,194
Change in unrealized appreciation/(depreciation) of investments	68,429,513	(69,855,089)	22,313,562	(26,209,806)
Change in unrealized appreciation on translations of assets and liabilities in foreign currencies	—	—	3,056	42,875

Net increase/(decrease) in net assets resulting from operations	49,214,844	(100,061,231)	29,950,605	(119,359,799)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(794,225)	—	(1,184,999)	(114,367)
Investor Class	(4,634)	—	(43,161)	(2,508)
C Class	(346)	—	—	—
A Class	(9,043)	—	—	(6,014)
Z Class	(233,420)	—	(3,224,306)	—
From net realized gains on investments
Advisor Class	—	(975,244)	—	(7,588,239)
Investor Class	—	(15,268)	—	(166,429)
C Class	—	(5,615)	—	(105,285)
A Class	—	(23,620)	—	(399,020)
Z Class	—	—	—	—

Total distributions	(1,041,668)	(1,019,747)	(4,452,466)	(8,381,862)

SHARE TRANSACTIONS:
Institutional Class
Proceeds from sales of shares	27,112,804	45,620,395	10,266,766	29,392,704
Issued to shareholders in reinvestment of distributions	191,004	270,692	807,564	2,139,881
Shares issued in connection with exchange (Note 1)	3,641,929	—	5,619,279	—
Cost of shares redeemed	(75,835,764)	(102,828,344)	(93,783,315)	(61,029,776)

Net decrease from share transactions	(44,890,027)	(56,937,257)	(77,089,706)	(29,497,191)

Investor Class
Proceeds from sales of shares	118,436	352,528	413,406	1,034,076
Issued to shareholders in reinvestment of distributions	4,135	13,544	39,979	149,340
Cost of shares redeemed	(725,714)	(1,918,175)	(1,206,350)	(3,303,489)

Net decrease from share transactions	(603,143)	(1,552,103)	(752,965)	(2,120,073)

C Class
Proceeds from sales of shares	32,932	261,593	30,529	887,540
Issued to shareholders in reinvestment of distributions	246	5,615	—	93,469
Cost of shares redeemed	(360,958)	(2,170,745)	(640,310)	(5,508,725)

Net decrease from share transactions	(327,780)	(1,903,537)	(609,781)	(4,527,716)

A Class
Proceeds from sales of shares	571,568	1,157,447	608,773	3,143,435
Issued to shareholders in reinvestment of distributions	9,021	23,558	—	401,381
Shares issued in connection with exchange (Note 1)	(3,641,928)	—	(5,619,279)	—
Cost of shares redeemed	(935,414)	(1,492,307)	(1,175,246)	(4,421,462)

Net decrease from share transactions	(3,996,753)	(311,302)	(6,185,752)	(876,646)

Z Class
Proceeds from sales of shares	66,806,785	—	63,043,345	—
Issued to shareholders in reinvestment of distributions	—	—	—	—
Cost of shares redeemed	(39,470,000)	—	(5,750,000)	—

Net increase from share transactions	27,336,785	—	57,293,345	—

Total decrease from share transactions	(22,480,918)	(60,704,199)	(27,344,859)	(37,021,626)

Net increase/(decrease) in net assets	$25,692,258	$(161,785,177)	$(1,846,720)	$(164,763,287)

NET ASSETS:
Beginning of year	143,968,551	305,753,728	102,713,825	267,477,112

End of year (including undistributed net investment income (loss) of $283,974, $415,397, $1,466,328 and $4,300,196 respectively)	$169,660,809	$143,968,551	$100,867,105	$102,713,825

1 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	118	See Notes to Financials Statements

Statements of Changes in Net Assets

	ACCESSOR SMALL TO MID CAP FUND		ACCESSOR INTERNATIONAL EQUITY FUND
	YEAR ENDED DEC. 31, 2009	YEAR ENDED DEC. 31, 2008[1]	YEAR ENDED DEC. 31, 2009	YEAR ENDED DEC. 31, 2008[1]
Other Information:
SHARE TRANSACTIONS:
Institutional Class
Sold	1,357,399	1,893,129	781,671	1,779,746
Distributions reinvested	9,778	9,822	56,512	118,831
Shares issued in connection with exchange (Note 1)	158,824	—	383,650	—
Redeemed	(3,847,874)	(3,806,911)	(8,100,375)	(3,268,184)

Net decrease in shares outstanding	(2,321,873)	(1,903,960)	(6,878,542)	(1,369,607)

Investor Class
Sold	6,897	13,570	38,905	57,045
Distributions reinvested	231	514	2,878	8,618
Redeemed	(42,097)	(73,447)	(107,770)	(171,180)

Net decrease in shares outstanding	(34,969)	(59,363)	(65,987)	(105,517)

C Class
Sold	1,749	10,020	2,783	44,257
Distributions reinvested	15	215	—	5,412
Redeemed	(20,015)	(79,726)	(54,677)	(272,680)

Net decrease in shares outstanding	(18,251)	(69,491)	(51,894)	(223,011)

A Class
Sold	29,948	47,093	49,274	158,618
Distributions reinvested	520	869	—	22,499
Shares issued in connection with exchange (Note 1)	(161,677)	—	(388,767)	—
Redeemed	(49,048)	(58,917)	(105,499)	(237,907)

Net decrease in shares outstanding	(180,257)	(10,955)	(444,992)	(56,790)

Z Class
Sold	3,445,757	—	5,532,729	—
Distributions reinvested	—	—	—	—
Redeemed	(1,735,546)	—	(462,898)	—

Net increase in shares outstanding	1,710,211	—	5,069,831	—

1 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

See Notes to Financials Statements	119	December 31, 2009

Statements of Changes in Net Assets

	ACCESSOR STRATEGIC ALTERNATIVES FUND		ACCESSOR FRONTIER MARKETS FUND
	YEAR ENDED DEC. 31, 2009	PERIOD ENDED DECEMBER 31, 2008*,1	YEAR ENDED DEC. 31, 2009**
OPERATIONS:
Net investment income/(loss)	$1,027,053	$1,396,722	$(141,640)
Net realized gain/(loss) on investments	(2,340,846)	(922,670)	3,535,705
Net realized gain on foreign currency transactions	—	—	6,720
Net realized gain on swap contracts	—	—	32,877
Change in unrealized appreciation/(depreciation) of investments and option contracts	14,028,089	(18,113,882)	521,720
Change in unrealized appreciation on swap contracts	—	—	93,589
Change in unrealized depreciation on translations of assets and liabilities in foreign currencies	—	—	(1)

Net increase/(decrease) in net assets resulting from operations	12,714,296	(17,639,830)	4,048,970

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(744,379)	(1,391,852)	(980,988)
Investor Class	(2,674)	—	(78,498)
Z Class	(286,951)	—	(1,620,135)
From net realized gains on investments
Institutional Class	—	—	(213,764)
Investor Class	—	—	(17,087)
Z Class	—	—	(348,185)

Total distributions	(1,034,004)	(1,391,852)	(3,258,657)

SHARE TRANSACTIONS:
Institutional Class
Proceeds from sales of shares	27,581,377	139,308,853	33,430,481
Issued to shareholders in reinvestment of distributions	112,101	115,143	167,981
Cost of shares redeemed	(58,546,423)	(18,065,231)	(20,567,464)

Net increase/(decrease) from share transactions	(30,852,945)	121,358,765	13,030,998

Investor Class
Proceeds from sales of shares	677,588	—	1,142,225
Issued to shareholders in reinvestment of distributions	2,674	—	94,405
Cost of shares redeemed	(31,865)	—	(42,185)

Net increase from share transactions	648,397	—	1,194,445

Z Class
Proceeds from sales of shares	43,953,267	—	25,093,963
Issued to shareholders in reinvestment of distributions	—	—	—
Cost of shares redeemed	(8,630,000)	—	(2,350,000)

Net increase from share transactions	35,323,267	—	22,743,963

Total increase from share transactions	5,118,719	121,358,765	36,969,406

Net increase in net assets	$16,799,011	$102,327,083	$37,759,719

NET ASSETS:
Beginning of period	102,327,083	—	—

End of period (including undistributed net investment income/(loss) of $3,150, $— and $(2,309) respectively)	$119,126,094	$102,327,083	$37,759,719

1 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	120	See Notes to Financials Statements

Statements of Changes in Net Assets

	ACCESSOR STRATEGIC ALTERNATIVES FUND		ACCESSOR FRONTIER MARKETS FUND
	YEAR ENDED DEC. 31, 2009	PERIOD ENDED DECEMBER 31, 2008*,1	YEAR ENDED DEC. 31, 2009**
Other Information:
SHARE TRANSACTIONS:
Institutional Class
Sold	2,660,694	11,643,738	3,023,732
Distributions reinvested	10,789	10,377	14,748
Redeemed	(5,919,409)	(1,686,845)	(1,879,686)

Net increase/(decrease) in shares outstanding	(3,247,926)	9,967,270	1,158,794

Investor Class
Sold	60,996	N/A	94,395
Distributions reinvested	236	N/A	8,280
Redeemed	(2,827)	N/A	(3,344)

Net increase in shares outstanding	58,405	N/A	99,331

Z Class
Sold	4,451,704	N/A	2,258,012
Distributions reinvested	—	N/A	—
Redeemed	(804,359)	N/A	(177,874)

Net increase in shares outstanding	3,647,345	N/A	2,080,138

* Commenced operations on January 29, 2008.

** Commenced operations on December 31, 2008.

1 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

See Notes to Financials Statements	121	December 31, 2009

Statements of Changes in Net Assets

	ACCESSOR HIGH YIELD BOND FUND		ACCESSOR INVESTMENT GRADE FIXED-INCOME FUND
	YEAR ENDED DEC. 31, 2009	YEAR ENDED DEC. 31, 2008[1]	YEAR ENDED DEC. 31, 2009	YEAR ENDED DEC. 31, 2008[1]
OPERATIONS:
Net investment income	$8,743,587	$5,422,676	$4,284,784	$4,107,592
Net realized gain/(loss) on investments and options contracts	3,308,533	(12,953,473)	596,500	297,616
Net realized gain on futures contracts	—	—	—	—
Change in unrealized appreciation/(depreciation) of investments and options contracts	17,897,137	(7,908,646)	4,853,347	(6,989,480)
Change in unrealized depreciation on futures contracts	—	—	(181,718)	—

Net increase/(decrease) in net assets resulting from operations	29,949,257	(15,439,443)	9,552,913	(2,584,272)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(6,795,599)	(5,231,439)	(1,910,917)	(4,162,656)
Investor Class	(262,054)	(71,005)	(45,502)	(148,319)
C Class	(68,031)	(69,204)	(24,214)	(34,459)
A Class	(31,851)	(74,635)	N/A	N/A
Z Class	(1,590,664)	—	(2,596,945)	—
From net realized gains on investments
Institutional Class	—	—	(198,391)	—
Investor Class	—	—	(2,332)	—
C Class	—	—	(1,978)	—
A Class	—	—	N/A	N/A
Z Class	—	—	—	—

Total distributions	(8,748,199)	(5,446,283)	(4,780,279)	(4,345,434)

SHARE TRANSACTIONS:
Institutional Class
Proceeds from sales of shares	60,791,052	21,486,546	8,685,722	21,382,866
Issued to shareholders in reinvestment of distributions	3,159,212	1,507,563	826,116	1,585,253
Shares issued in connection with exchange and merger (Note 1 and Note 11)	459,646	—	36,540,066	—
Cost of shares redeemed	(55,587,907)	(24,577,935)	(91,450,398)	(24,002,191)

Net increase/(decrease) from share transactions	8,822,003	(1,583,826)	(45,398,494)	(1,034,072)

Investor Class
Proceeds from sales of shares	4,409,170	278,565	396,763	1,011,246
Issued to shareholders in reinvestment of distributions	233,016	48,638	31,225	125,112
Shares issued in connection with merger (Note 11)	—	—	147,495	—
Cost of shares redeemed	(1,400,330)	(1,429,834)	(823,899)	(6,571,460)

Net increase/(decrease) from share transactions	3,241,856	(1,102,631)	(248,416)	(5,435,102)

C Class
Proceeds from sales of shares	367,419	122,297	85,594	136,833
Issued to shareholders in reinvestment of distributions	32,122	29,957	8,208	3,631
Shares issued in connection with merger (Note 11)	—	—	452,976	—
Cost of shares redeemed	(456,703)	(656,924)	(853,061)	(329,208)

Net decrease from share transactions	(57,162)	(504,670)	(306,283)	(188,744)

A Class
Proceeds from sales of shares	69,265	101,323	N/A	N/A
Issued to shareholders in reinvestment of distributions	8,787	8,176	N/A	N/A
Shares issued in connection with exchange and merger (Note 1 and Note 11)	(459,646)	—	N/A	N/A
Cost of shares redeemed	(47,913)	(970,901)	N/A	N/A

Net decrease from share transactions	(429,507)	(861,402)	N/A	N/A

Z Class
Proceeds from sales of shares	27,806,692	—	93,219,701	—
Issued to shareholders in reinvestment of distributions	—	—	—	—
Cost of shares redeemed	(5,850,000)	—	(7,333,411)	—

Net increase from share transactions	21,956,692	—	85,886,290	—

Total increase/(decrease) from share transactions	33,533,882	(4,052,529)	39,933,097	(6,657,918)

Net increase/(decrease) in net assets	$54,734,940	$(24,938,255)	$44,705,731	$(13,587,624)

NET ASSETS:
Beginning of year	52,342,260	77,280,515	65,760,125	79,347,749

End of year (including undistributed net investment income of $—, $—, $55,742 and $(39,000) respectively)	$107,077,200	$52,342,260	$110,465,856	$65,760,125

1 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	122	See Notes to Financials Statements

Statements of Changes in Net Assets

	ACCESSOR HIGH YIELD BOND FUND		ACCESSOR INVESTMENT GRADE FIXED-INCOME FUND
	YEAR ENDED DEC. 31, 2009	YEAR ENDED DEC. 31, 2008[1]	YEAR ENDED DEC. 31, 2009	YEAR ENDED DEC. 31, 2008[1]
Other Information:
SHARE TRANSACTIONS:
Institutional Class
Sold	7,327,661	2,513,284	873,346	2,070,213
Distributions reinvested	356,762	172,700	82,579	159,310
Shares issued in connection with exchange and merger (Note 1 and Note 11)	48,700	—	3,790,485	—
Redeemed	(6,529,120)	(2,801,317)	(9,398,353)	(2,407,716)

Net increase/(decrease) in shares outstanding	1,204,003	(115,333)	(4,651,943)	(178,193)

Investor Class
Sold	529,500	27,682	38,536	94,916
Distributions reinvested	26,137	5,150	3,136	12,134
Shares issued in connection with merger (Note 11)	—	—	15,309	—
Redeemed	(160,337)	(144,804)	(84,474)	(633,457)

Net increase/(decrease) in shares outstanding	395,300	(111,972)	(27,493)	(526,407)

C Class
Sold	45,021	13,895	8,609	13,962
Distributions reinvested	3,728	3,270	826	362
Shares issued in connection with merger (Note 11)	—	—	46,984	—
Redeemed	(52,636)	(69,181)	(85,740)	(33,150)

Net decrease in shares outstanding	(3,887)	(52,016)	(29,321)	(18,826)

A Class
Sold	8,277	10,004	N/A	N/A
Distributions reinvested	1,033	896	N/A	N/A
Shares issued in connection with exchange and merger (Note 1 and Note 11)	(48,700)	—	N/A	N/A
Redeemed	(5,272)	(101,351)	N/A	N/A

Net decrease in shares outstanding	(44,662)	(90,451)	N/A	N/A

Z Class
Sold	3,305,196	—	9,471,933	—
Distributions reinvested	—	—	—	—
Redeemed	(650,847)	—	(730,863)	—

Net increase in shares outstanding	2,654,349	—	8,741,070	—

1 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

See Notes to Financials Statements	123	December 31, 2009

Statements of Changes in Net Assets

	ACCESSOR MORTGAGE SECURITIES FUND		ACCESSOR U.S. GOVERNMENT MONEY FUND
	YEAR ENDED DEC. 31, 2009	YEAR ENDED DEC. 31, 2008[1]	YEAR ENDED DEC. 31, 2009	YEAR ENDED DEC. 31, 2008[1]
OPERATIONS:
Net investment income	$2,205,441	$3,270,562	$3,517,414	$29,149,191
Net realized gain/(loss) on investments and option contracts	2,425,760	(925,961)	(14,853)	118,177
Net realized loss on futures contracts	(28,301)	—	—	—
Change in unrealized net appreciation/(depreciation) of investments and option contracts	1,443,799	(1,986,476)	—	—
Change in unrealized depreciation of futures contracts	(44,427)	—	—	—

Net increase in net assets resulting from operations	6,002,272	358,125	3,502,561	29,267,368

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(1,199,261)	(3,108,781)	(989,521)	(15,638,986)
Investor Class	(22,603)	(45,426)	(17,083)	(184,820)
C Class	(10,736)	(25,490)	(3,151)	(21,517)
A Class	N/A	N/A	(1,364)	(18,172)
Z Class	(767,739)	—	(2,505,600)	(13,285,691)
From net realized gains on investments
Institutional Class	—	—	—	—
Investor Class	—	—	—	—
C Class	—	—	—	—
A Class	N/A	N/A	—	—
Z Class	—	—	—	—

Total distributions	(2,000,339)	(3,179,697)	(3,516,719)	(29,149,186)

SHARE TRANSACTIONS:
Institutional Class
Proceeds from sales of shares	3,220,741	28,775,383	700,041,272	939,586,306
Issued to shareholders in reinvestment of distributions	526,401	1,159,290	57,592	708,171
Cost of shares redeemed	(52,490,672)	(24,266,601)	(817,243,820)	(1,892,044,845)

Net increase/(decrease) from share transactions	(48,743,530)	5,668,072	(117,144,956)	(951,750,368)

Investor Class
Proceeds from sales of shares	473,658	213,048	4,963,197	10,456,049
Issued to shareholders in reinvestment of distributions	19,651	29,362	16,167	175,804
Cost of shares redeemed	(639,057)	(503,938)	(11,728,100)	(11,138,524)

Net decrease from share transactions	(145,748)	(261,528)	(6,748,736)	(506,671)

C Class
Proceeds from sales of shares	39,030	142,477	1,070,398	3,684,586
Issued to shareholders in reinvestment of distributions	4,449	7,216	3,014	20,434
Cost of shares redeemed	(453,239)	(353,045)	(1,758,430)	(3,275,310)

Net increase/(decrease) from share transactions	(409,760)	(203,352)	(685,018)	429,710

A Class
Proceeds from sales of shares	N/A	N/A	1,043,308	1,583,430
Issued to shareholders in reinvestment of distributions	N/A	N/A	1,327	17,983
Cost of shares redeemed	N/A	N/A	(1,158,220)	(2,263,596)

Net decrease from share transactions	N/A	N/A	(113,585)	(662,183)

Z Class
Proceeds from sales of shares	40,651,619	—	1,029,737,763	2,300,347,644
Issued to shareholders in reinvestment of distributions	—	—	17,572	82,947
Cost of shares redeemed	(945,000)	—	(1,340,183,372)	(1,621,457,478)

Net increase/(decrease) from share transactions	39,706,619	—	(310,428,037)	678,973,113

Total increase/(decrease) from share transactions	(9,592,419)	5,203,192	(435,120,332)	(273,516,399)

Net increase/(decrease) in net assets	$(5,590,486)	$2,381,620	$(435,134,490)	$(273,398,217)

NET ASSETS:
Beginning of year	66,996,812	64,615,192	1,152,233,233	1,425,631,450

End of year (including undistributed (distributions in excess of) net investment income of $10,654, $—, $118,872 and $—, respectively)	$61,406,326	$66,996,812	$717,098,743	$1,152,233,233

1 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	124	See Notes to Financials Statements

Statements of Changes in Net Assets

	ACCESSOR MORTGAGE SECURITIES FUND		ACCESSOR U.S. GOVERNMENT MONEY FUND
	YEAR ENDED DEC. 31, 2009	YEAR ENDED DEC. 31, 2008[1]	YEAR ENDED DEC. 31, 2009	YEAR ENDED DEC. 31, 2008[1]
Other Information:
SHARE TRANSACTIONS:
Institutional Class
Sold	258,399	2,293,338	700,041,271	939,586,306
Distributions reinvested	42,379	95,523	57,593	708,171
Redeemed	(4,278,484)	(1,986,500)	(817,243,820)	(1,892,044,845)

Net increase/(decrease) in shares outstanding	(3,977,706)	402,361	(117,144,956)	(951,750,368)

Investor Class
Sold	37,670	17,263	4,963,197	10,456,049
Distributions reinvested	1,581	2,412	16,167	175,804
Redeemed	(52,065)	(41,801)	(11,728,101)	(11,138,524)

Net decrease in shares outstanding	(12,814)	(22,126)	(6,748,737)	(506,671)

C Class
Sold	3,123	11,523	1,070,399	3,684,586
Distributions reinvested	358	591	3,014	20,434
Redeemed	(36,345)	(29,229)	(1,758,430)	(3,275,310)

Net increase/(decrease) in shares outstanding	(32,864)	(17,115)	(685,017)	429,710

A Class
Sold	N/A	N/A	1,043,308	1,583,430
Distributions reinvested	N/A	N/A	1,326	17,983
Redeemed	N/A	N/A	(1,158,220)	(2,263,596)

Net decrease in shares outstanding	N/A	N/A	(113,586)	(662,183)

Z Class
Sold	3,291,604	—	1,029,737,763	2,300,347,644
Distributions reinvested	—	—	17,573	82,947
Redeemed	(73,996)	—	(1,340,183,372)	(1,621,457,478)

Net increase/(decrease) in shares outstanding	3,217,608	—	(310,428,036)	678,973,113

1 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

See Notes to Financials Statements	125	December 31, 2009

Statements of Changes in Net Assets

	ACCESSOR INCOME ALLOCATION FUND		ACCESSOR INCOME & GROWTH ALLOCATION FUND
	YEAR ENDED DEC. 31, 2009	YEAR ENDED DEC. 31, 2008[1]	YEAR ENDED DEC. 31, 2009	YEAR ENDED DEC. 31, 2008[1]
OPERATIONS:
Net investment income	$876,446	$906,575	$1,614,520	$1,369,827
Net realized gain/(loss) on investments transactions and gain distributions of investment company shares	33,243	(179,328)	103,833	162,528
Change in unrealized appreciation/(depreciation) of investments	1,682,671	(2,117,508)	5,811,946	(10,194,986)

Net increase/(decrease) in net assets resulting from operations	2,592,360	(1,390,261)	7,530,299	(8,662,631)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(641,878)	(607,865)	(1,240,338)	(991,740)
Investor Class	(77,788)	(124,319)	(134,676)	(142,888)
C Class	(118,418)	(116,503)	(175,453)	(236,502)
A Class	(47,578)	(58,483)	(105,738)	(113,968)
From net realized gains on investments
Advisor Class	—	—	—	(163,526)
Investor Class	—	—	—	(25,450)
C Class	—	—	—	(48,758)
A Class	—	—	—	(20,150)

Total distributions	(885,662)	(907,170)	(1,656,205)	(1,742,982)

SHARE TRANSACTIONS:
Institutional Class
Proceeds from sales of shares	6,816,709	11,502,129	20,974,563	17,020,892
Issued to shareholders in reinvestment of distributions	402,966	422,781	988,455	919,954
Cost of shares redeemed	(5,019,580)	(11,672,186)	(10,207,580)	(11,456,011)

Net increase from share transactions	2,200,095	252,724	11,755,438	6,484,835

Investor Class
Proceeds from sales of shares	1,013,512	910,491	1,592,992	1,208,215
Issued to shareholders in reinvestment of distributions	76,793	123,024	134,676	168,058
Cost of shares redeemed	(1,227,370)	(1,735,823)	(950,242)	(1,839,267)

Net increase/(decrease) from share transactions	(137,065)	(702,308)	777,426	(462,994)

C Class
Proceeds from sales of shares	2,033,482	1,421,956	1,044,655	1,853,991
Issued to shareholders in reinvestment of distributions	105,837	99,258	169,805	276,624
Cost of shares redeemed	(1,025,708)	(1,585,618)	(1,829,276)	(4,309,294)

Net increase/(decrease) from share transactions	1,113,611	(64,404)	(614,816)	(2,178,679)

A Class
Proceeds from sales of shares	377,725	1,415,713	937,969	1,568,475
Issued to shareholders in reinvestment of distributions	36,951	44,604	101,271	123,290
Cost of shares redeemed	(782,786)	(1,003,229)	(909,305)	(1,533,085)

Net increase/(decrease) from share transactions	(368,110)	457,088	129,935	158,680

Total increase/(decrease) from share transactions	2,808,531	(56,900)	12,047,983	4,001,842

Net increase/(decrease) in net assets	$4,515,229	$(2,354,331)	$17,922,077	$(6,403,771)

NET ASSETS:
Beginning of year	15,970,043	18,324,374	37,162,468	43,566,239

End of year (including undistributed (distributions in excess of) net investment income/(loss) of $28, $647, $3 and $5,809 respectively)	$20,485,272	$15,970,043	$55,084,545	$37,162,468

1 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	126	See Notes to Financials Statements

Statements of Changes in Net Assets

	ACCESSOR INCOME ALLOCATION FUND		ACCESSOR INCOME & GROWTH ALLOCATION FUND
	YEAR ENDED DEC. 31, 2009	YEAR ENDED DEC. 31, 2008[1]	YEAR ENDED DEC. 31, 2009	YEAR ENDED DEC. 31, 2008[1]
Other Information:
SHARE TRANSACTIONS:
Institutional Class
Sold	515,179	825,813	1,566,268	1,162,207
Distributions reinvested	30,131	31,324	73,209	64,784
Redeemed	(372,921)	(847,549)	(775,270)	(791,580)

Net increase in shares outstanding	172,389	9,588	864,207	435,411

Investor Class
Sold	73,475	65,321	116,175	81,358
Distributions reinvested	5,759	9,093	10,022	11,775
Redeemed	(92,816)	(127,521)	(71,317)	(125,499)

Net increase/(decrease) in shares outstanding	(13,582)	(53,107)	54,880	(32,366)

C Class
Sold	150,660	104,206	78,149	129,373
Distributions reinvested	7,942	7,383	12,773	19,407
Redeemed	(77,822)	(116,722)	(143,869)	(298,354)

Net increase/(decrease) in shares outstanding	80,780	(5,133)	(52,947)	(149,574)

A Class
Sold	28,654	99,957	73,920	106,546
Distributions reinvested	2,773	3,304	7,590	8,643
Redeemed	(57,616)	(72,894)	(70,357)	(109,205)

Net increase/(decrease) in shares outstanding	(26,189)	30,367	11,153	5,984

1 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

See Notes to Financials Statements	127	December 31, 2009

Statements of Changes in Net Assets

	ACCESSOR BALANCED ALLOCATION FUND		ACCESSOR GROWTH & INCOME ALLOCATION FUND
	YEAR ENDED DEC. 31, 2009	YEAR ENDED DEC. 31, 2008[1]	YEAR ENDED DEC. 31, 2009	YEAR ENDED DEC. 31, 2008[1]
OPERATIONS:
Net investment income	$3,658,776	$2,897,470	$3,099,123	$2,612,805
Net realized gain/(loss) on investments transactions and gain distributions of investment company shares	472,606	215,375	(853,937)	67,343
Change in unrealized appreciation/(depreciation) of investments	17,169,648	(36,542,158)	18,666,359	(50,151,599)

Net increase/(decrease) in net assets resulting from operations	21,301,030	(33,429,313)	20,911,545	(47,471,451)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(2,405,631)	(1,956,961)	(1,548,799)	(1,531,848)
Investor Class	(352,107)	(328,262)	(334,825)	(323,841)
C Class	(345,368)	(376,736)	(758,022)	(776,785)
A Class	(658,922)	(687,198)	(559,751)	(639,527)
From net realized gains on investments
Advisor Class	—	(593,212)	—	(879,131)
Investor Class	—	(110,694)	—	(235,171)
C Class	—	(159,020)	—	(721,388)
A Class	—	(221,543)	—	(436,783)

Total distributions	(3,762,028)	(4,433,626)	(3,201,397)	(5,544,474)

SHARE TRANSACTIONS:
Institutional Class
Proceeds from sales of shares	28,246,800	25,145,480	13,680,791	17,855,906
Issued to shareholders in reinvestment of distributions	1,738,053	2,089,256	1,254,191	2,118,731
Cost of shares redeemed	(16,825,475)	(17,608,499)	(10,744,748)	(26,000,460)

Net increase/(decrease) from share transactions	13,159,378	9,626,237	4,190,234	(6,025,823)

Investor Class
Proceeds from sales of shares	5,231,283	3,669,629	2,784,438	3,514,790
Issued to shareholders in reinvestment of distributions	350,307	438,192	334,825	559,029
Cost of shares redeemed	(4,385,885)	(5,039,210)	(4,135,432)	(3,835,236)

Net increase/(decrease) from share transactions	1,195,705	(931,389)	(1,016,169)	238,583

C Class
Proceeds from sales of shares	3,360,398	3,582,243	4,196,625	7,544,249
Issued to shareholders in reinvestment of distributions	314,119	516,384	724,371	1,430,978
Cost of shares redeemed	(2,683,873)	(6,583,756)	(8,230,500)	(16,140,217)

Net increase/(decrease) from share transactions	990,644	(2,485,129)	(3,309,504)	(7,164,990)

A Class
Proceeds from sales of shares	2,617,393	4,566,540	1,578,575	4,947,755
Issued to shareholders in reinvestment of distributions	629,099	873,430	537,429	1,027,547
Cost of shares redeemed	(3,923,795)	(7,752,377)	(5,935,726)	(5,885,890)

Net increase/(decrease) from share transactions	(677,303)	(2,312,407)	(3,819,722)	89,412

Total increase/(decrease) from share transactions	14,668,424	3,897,312	(3,955,161)	(12,862,818)

Net increase/(decrease) in net assets	$32,207,426	$(33,965,627)	$13,754,987	$(65,878,743)

NET ASSETS:
Beginning of year	95,399,698	129,365,325	103,573,548	169,452,291

End of year (including undistributed (distributions in excess of) net investment income/(loss) of $3, $—, $2,132 and $2 respectively)	$127,607,124	$95,399,698	$117,328,535	$103,573,548

1 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	128	See Notes to Financials Statements

Statements of Changes in Net Assets

	ACCESSOR BALANCED ALLOCATION FUND		ACCESSOR GROWTH & INCOME ALLOCATION FUND
	YEAR ENDED DEC. 31, 2009	YEAR ENDED DEC. 31, 2008[1]	YEAR ENDED DEC. 31, 2009	YEAR ENDED DEC. 31, 2008[1]
Other Information:
SHARE TRANSACTIONS:
Institutional Class
Sold	2,212,660	1,623,393	1,089,781	1,124,123
Distributions reinvested	128,661	143,874	94,667	147,927
Redeemed	(1,301,541)	(1,193,637)	(892,169)	(1,700,702)

Net increase/(decrease) in shares outstanding	1,039,780	573,630	292,279	(428,652)

Investor Class
Sold	385,952	244,623	212,297	230,473
Distributions reinvested	25,807	30,220	25,363	39,333
Redeemed	(331,186)	(334,057)	(308,485)	(256,949)

Net increase/(decrease) in shares outstanding	80,573	(59,214)	(70,825)	12,857

C Class
Sold	236,918	226,328	325,641	503,027
Distributions reinvested	23,214	35,576	54,753	100,802
Redeemed	(216,491)	(455,595)	(663,360)	(1,089,427)

Net increase/(decrease) in shares outstanding	43,641	(193,691)	(282,966)	(485,598)

A Class
Sold	206,551	298,017	126,867	322,504
Distributions reinvested	46,688	59,999	40,860	72,200
Redeemed	(307,230)	(514,430)	(484,896)	(402,414)

Net decrease in shares outstanding	(53,991)	(156,414)	(317,169)	(7,710)

1 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

See Notes to Financials Statements	129	December 31, 2009

Statements of Changes in Net Assets

	ACCESSOR GROWTH ALLOCATION FUND		ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND
	YEAR ENDED DEC. 31, 2009	YEAR ENDED DEC. 31, 2008[1]	YEAR ENDED DEC. 31, 2009	YEAR ENDED DEC. 31, 2008[1]
OPERATIONS:
Net investment income	$2,539,249	$1,239,747	$1,032,636	$112,207
Net realized gain/(loss) on investments transactions and gain distributions of investment company shares	(23,253)	803,477	(105,693)	517,308
Change in unrealized appreciation/(depreciation) of investments	19,883,247	(57,329,670)	10,776,006	(32,914,014)

Net increase/(decrease) in net assets resulting from operations	22,399,243	(55,286,446)	11,702,949	(32,284,499)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(1,335,239)	(1,056,535)	(680,583)	(362,213)
Investor Class	(289,572)	(248,820)	(131,301)	(69,595)
C Class	(550,888)	(351,589)	(112,696)	(46,236)
A Class	(475,598)	(394,213)	(167,854)	(83,421)
From net realized gains on investments
Advisor Class	—	(1,187,230)	—	(847,654)
Investor Class	—	(369,156)	—	(224,946)
C Class	—	(803,344)	—	(203,766)
A Class	—	(536,548)	—	(259,266)

Total distributions	(2,651,297)	(4,947,435)	(1,092,434)	(2,097,097)

SHARE TRANSACTIONS:
Institutional Class
Proceeds from sales of shares	11,651,580	12,099,617	9,153,432	8,332,013
Issued to shareholders in reinvestment of distributions	1,147,793	2,019,337	580,979	1,100,051
Cost of shares redeemed	(9,713,202)	(14,635,659)	(8,241,395)	(9,089,184)

Net increase/(decrease) from share transactions	3,086,171	(516,705)	1,493,016	342,880

Investor Class
Proceeds from sales of shares	2,274,360	5,426,611	1,771,228	2,619,890
Issued to shareholders in reinvestment of distributions	286,164	611,999	130,315	293,446
Cost of shares redeemed	(4,896,731)	(4,635,190)	(3,199,602)	(3,685,000)

Net increase/(decrease) from share transactions	(2,336,207)	1,403,420	(1,298,059)	(771,664)

C Class
Proceeds from sales of shares	3,764,335	5,886,276	1,001,426	1,758,195
Issued to shareholders in reinvestment of distributions	532,004	1,123,236	111,464	248,084
Cost of shares redeemed	(5,625,910)	(9,059,099)	(1,228,023)	(1,739,378)

Net increase/(decrease) from share transactions	(1,329,571)	(2,049,587)	(115,133)	266,901

A Class
Proceeds from sales of shares	1,863,149	4,294,091	886,833	2,063,788
Issued to shareholders in reinvestment of distributions	447,283	869,366	149,174	302,759
Cost of shares redeemed	(3,303,495)	(5,692,197)	(1,269,572)	(1,986,423)

Net increase/(decrease) from share transactions	(993,063)	(528,740)	(233,565)	380,124

Total increase/(decrease) from share transactions	(1,572,670)	(1,691,612)	(153,741)	218,241

Net increase/(decrease) in net assets	$18,175,276	$(61,925,493)	$10,456,774	$(34,163,355)

NET ASSETS:
Beginning of year	96,429,116	158,354,609	45,863,535	80,026,890

End of year (including undistributed (distributions in excess of) net investment income of $3, $2, $1 and $2,443 respectively)	$114,604,392	$96,429,116	$56,320,309	$45,863,535

1 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	130	See Notes to Financials Statements

Statements of Changes in Net Assets

	ACCESSOR GROWTH ALLOCATION FUND		ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND
	YEAR ENDED DEC. 31, 2009	YEAR ENDED DEC. 31, 2008[1]	YEAR ENDED DEC. 31, 2009	YEAR ENDED DEC. 31, 2008[1]
Other Information:
SHARE TRANSACTIONS:
Institutional Class
Sold	975,069	781,609	779,621	519,563
Distributions reinvested	86,848	138,103	43,727	72,991
Redeemed	(798,613)	(988,660)	(691,799)	(587,772)

Net increase/(decrease) in shares outstanding	263,304	(68,948)	131,549	4,782

Investor Class
Sold	183,522	342,734	154,832	172,607
Distributions reinvested	21,715	42,073	9,899	19,844
Redeemed	(389,354)	(302,794)	(255,370)	(236,937)

Net increase/(decrease) in shares outstanding	(184,117)	82,013	(90,639)	(44,486)

C Class
Sold	310,667	381,050	88,531	113,944
Distributions reinvested	39,901	77,801	8,419	16,884
Redeemed	(460,885)	(597,610)	(109,863)	(117,198)

Net increase/(decrease) in shares outstanding	(110,317)	(138,759)	(12,913)	13,630

A Class
Sold	154,578	265,739	78,361	126,978
Distributions reinvested	33,804	59,650	11,202	20,185
Redeemed	(273,919)	(375,972)	(108,984)	(129,074)

Net increase/(decrease) in shares outstanding	(85,537)	(50,583)	(19,421)	18,089

1 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

See Notes to Financials Statements	131	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Growth Fund

	INSTITUTIONAL CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[4]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$18.01	$27.48	$26.03	$24.49	$23.08
Net investment income[1]	0.11	0.06	0.08	0.07	0.05
Net realized and unrealized gain (loss) on investments[1]	4.68	(9.46)	1.44	1.54	1.43

Total from Investment Operations	4.79	(9.40)	1.52	1.61	1.48
Distributions from net investment income	(0.13)	(0.07)	(0.07)	(0.07)	(0.07)

Total Distributions	(0.13)	(0.07)	(0.07)	(0.07)	(0.07)

REDEMPTION FEES	—	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
NET ASSET VALUE, END OF YEAR	$22.67	$18.01	$27.48	$26.03	$24.49

TOTAL RETURN	26.72%	(34.24)%	5.86%	6.56%	6.44%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$20,757	$80,617	$161,713	$178,084	$133,132
RATIO OF EXPENSES TO AVERAGE NET ASSETS[3]	1.06%	1.02%	1.12%	1.20%	1.22%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	0.62%	0.26%	0.30%	0.29%	0.21%
PORTFOLIO TURNOVER RATE	105.96%	166.14%	190.94%	130.94%	97.70%

1 Per share amounts are based upon average shares outstanding.

2 Less than $0.005 per share.

3 The effect of any custody credits on this ratio is less than 0.01%.

4 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	132	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Growth Fund

	INVESTOR CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[4]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$17.58	$26.87	$25.49	$24.00	$22.65
Net investment income (loss)[1]	0.05	0.06	(0.01)	0.02	(0.03)
Net realized and unrealized gain (loss) on investments[1]	4.55	(9.19)	1.41	1.51	1.41

Total from Investment operations	4.60	(9.13)	1.40	1.53	1.38
Distributions from net investment income	(0.05)	(0.16)	(0.02)	(0.04)	(0.03)

Total Distributions	(0.05)	(0.16)	(0.02)	(0.04)	(0.03)

REDEMPTION FEES	—	—	—	0.00 [2]	0.00 [2]
NET ASSET VALUE, END OF YEAR	$22.13	$17.58	$26.87	$25.49	$24.00

TOTAL RETURN	26.21%	(33.96)%	5.49%	6.36%	6.11%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$736	$812	$2,037	$2,293	$2,682
RATIO OF EXPENSES TO AVERAGE NET ASSETS[3]	1.48%	1.00%	1.47%	1.39%	1.54%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	0.27%	0.26%	(0.05)%	0.06%	(0.13)%
PORTFOLIO TURNOVER RATE	105.96%	166.14%	190.94%	130.94%	97.70%

1 Per share amounts are based upon average shares outstanding.

2 Less than $0.005 per share.

3 The effect of any custody credits on this ratio is less than 0.01%.

4 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

See Notes to Financial Statements	133	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Growth Fund

	C CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[5]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$17.32	$26.61	$25.39	$24.07	$22.83
Net investment loss[1]	(0.03)	(0.19)	(0.18)	(0.17)	(0.18)
Net realized and unrealized gain (loss) on investments[1]	4.46	(9.10)	1.40	1.49	1.42

Total from Investment Operations	4.43	(9.29)	1.22	1.32	1.24
Distributions from net investment income	—	—	—	—	—

Total Distributions	—	—	—	—	—

REDEMPTION FEES	—	—	—	0.00 [3]	0.00 [3]
NET ASSET VALUE, END OF YEAR	$21.75	$17.32	$26.61	$25.39	$24.07

TOTAL RETURN[2]	25.58%	(34.91)%	4.81%	5.48%	5.43%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$415	$866	$5,470	$5,269	$4,095
RATIO OF EXPENSES TO AVERAGE NET ASSETS[4]	1.99%	2.00%	2.10%	2.20%	2.22%
RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS	(0.19)%	(0.81)%	(0.70)%	(0.71)%	(0.80)%
PORTFOLIO TURNOVER RATE	105.96%	166.14%	190.94%	130.94%	97.70%

1 Per share amounts are based upon average shares outstanding.

2 Total return assumes dividend reinvestment and does not reflect the effect of sale charges.

3 Less than $0.005 per share.

4 The effect of any custody credits on this ratio is less than 0.01%.

5 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	134	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Growth Fund

	Z CLASS SHARES
	FOR THE PERIOD ENDED DECEMBER 31, 2009[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$18.35
Net investment income[1]	0.12
Net realized and unrealized gain on investments[1]	4.31

Total from Investment Operations	4.43
Distributions from net investment income	(0.11)

Total Distributions	(0.11)

REDEMPTION FEES	—
NET ASSET VALUE, END OF PERIOD	$22.67

TOTAL RETURN	24.23	%*
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$69,017
RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]	0.93	%**
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	0.91	%**
PORTFOLIO TURNOVER RATE	105.96%

1   Per share amounts are based upon average shares outstanding.

2   The effect of any custody credits on this ratio is less than 0.01%.

3   Commenced operations on May 5, 2009.

*   Not Annualized.

** Annualized.

See Notes to Financial Statements	135	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Value Fund

	INSTITUTIONAL CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[4]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$14.21	$23.85	$23.94	$20.86	$19.93
Net investment income[1]	0.30	0.36	0.26	0.31	0.27
Net realized and unrealized gain (loss) on investments[1]	2.09	(9.64)	0.55	3.09	0.93

Total from Investment Operations	2.39	(9.28)	0.81	3.40	1.20
Distributions from net investment income	(0.29)	(0.36)	(0.24)	(0.32)	(0.27)
Distributions from capital gains	—	—	(0.66)	—	—

Total Distributions	(0.29)	(0.36)	(0.90)	(0.32)	(0.27)

REDEMPTION FEES	—	0.00 [2]	0.00 [2]	0.00 [2]	—
NET ASSET VALUE, END OF YEAR	$16.31	$14.21	$23.85	$23.94	$20.86

TOTAL RETURN	17.13%	(39.18)%	3.32%	16.42%	6.09%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$15,348	$78,171	$141,422	$127,895	$109,228
RATIO OF EXPENSES TO AVERAGE NET ASSETS[3]	1.07%	1.01%	0.97%	0.99%	1.00%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS[3]	1.07%	1.01%	0.97%	0.99%	0.85%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	2.30%	1.87%	1.04%	1.40%	1.36%
PORTFOLIO TURNOVER RATE	227.06%	144.57%	158.41%	64.20%	70.01%

1 Per share amounts are based upon average shares outstanding.

2 Less than $0.005 per share.

3 The effect of any custody credits on this ratio is less than 0.01%.

4 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	136	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Value Fund

	INVESTOR CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[4]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$14.23	$23.87	$23.97	$20.88	$19.95
Net investment income[1]	0.21	0.26	0.13	0.20	0.21
Net realized and unrealized gain (loss) on investments[1]	2.11	(9.64)	0.55	3.10	0.93

Total from Investment Operations	2.32	(9.38)	0.68	3.30	1.14
Distributions from net investment income	(0.22)	(0.26)	(0.12)	(0.21)	(0.21)
Distributions from capital gains	—	—	(0.66)	—	—

Total Distributions	(0.22)	(0.26)	(0.78)	(0.21)	(0.21)

REDEMPTION FEES	—	—	—	0.00 [2]	—
NET ASSET VALUE, END OF YEAR	$16.33	$14.23	$23.87	$23.97	$20.88

TOTAL RETURN	16.60%	(39.49)%	2.76%	15.88%	5.78%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$626	$795	$2,053	$2,207	$2,448
RATIO OF EXPENSES TO AVERAGE NET ASSETS,[3]	1.50%	1.50%	1.47%	1.47%	1.29%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS,[3]	1.50%	1.50%	1.47%	1.47%	1.14%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	1.55%	1.32%	0.53%	0.91%	1.06%
PORTFOLIO TURNOVER RATE	227.06%	144.57%	158.41%	64.20%	70.01%

1 Per share amounts are based upon average shares outstanding.

2 Less than $0.005 per share.

3 The effect of any custody credits on this ratio is less than 0.01%.

4 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

See Notes to Financial Statements	137	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Value Fund

	C CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[4]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$14.19	$23.79	$23.92	$20.84	$19.92
Net investment income[1]	0.18	0.15	0.01	0.09	0.07
Net realized and unrealized gain (loss) on investments[1]	2.07	(9.59)	0.54	3.09	0.93

Total from Investment Operations	2.25	(9.44)	0.55	3.18	1.00
Distributions from net investment income	(0.11)	(0.16)	(0.02)	(0.10)	(0.08)
Distributions from capital gains	—	—	(0.66)	—	—

Total Distributions	(0.11)	(0.16)	(0.68)	(0.10)	(0.08)

REDEMPTION FEES	—	—	—	—	—
NET ASSET VALUE, END OF YEAR	$16.33	$14.19	$23.79	$23.92	$20.84

TOTAL RETURN[2]	16.05%	(39.79)%	2.23%	15.31%	5.02%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$107	$581	$4,162	$3,831	$3,314
RATIO OF EXPENSES TO AVERAGE NET ASSETS[3]	2.02%	1.99%	1.97%	1.99%	2.00%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS[3]	2.02%	1.99%	1.97%	1.99%	1.85%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	1.37%	0.75%	0.03%	0.40%	0.36%
PORTFOLIO TURNOVER RATE	227.06%	144.57%	158.41%	64.20%	70.01%

1 Per share amounts are based upon average shares outstanding.

2 Total return assumes dividend reinvestment and does not reflect the effect of sale charges.

3 The effect of any custody credits on this ratio is less than 0.01%.

4 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	138	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Value Fund

	Z CLASS SHARES
	FOR THE PERIOD ENDED DECEMBER 31, 2009[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$13.28
Net investment income[1]	0.17
Net realized and unrealized gain on investments[1]	3.06

Total from Investment Operations	3.23
Distributions from net investment income	(0.21)

Total Distributions	(0.21)

REDEMPTION FEES	—
NET ASSET VALUE, END OF PERIOD	$16.30

TOTAL RETURN	24.44	%*
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$69,018
RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]	0.96	%**
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS[2]	0.96	%**
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	1.70	%**
PORTFOLIO TURNOVER RATE	227.06%

1   Per share amounts are based upon average shares outstanding.

2   The effect of any custody credits on this ratio is less than 0.01%.

3   Commenced operations on May 5, 2009.

*   Not Annualized.

** Annualized

See Notes to Financial Statements	139	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Small to Mid Cap Fund

	INSTITUTIONAL CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[5]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$18.42	$31.02	$32.06	$28.20	$24.96
Net investment income[1]	0.13	0.03	0.05	0.05	0.03
Net realized and unrealized gain (loss) on investments[1]	5.90	(12.50)	(0.97)	3.83	3.21

Total from Investment Operations	6.03	(12.47)	(0.92)	3.88	3.24
Distributions from net investment income	(0.13)	—	(0.07)	(0.02)	—
Distributions from capital gains	—	(0.13)	(0.05)	—	—

Total Distributions	(0.13)	(0.13)	(0.12)	(0.02)	—

REDEMPTION FEES	—	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
NET ASSET VALUE, END OF YEAR	$24.32	$18.42	$31.02	$32.06	$28.20

TOTAL RETURN	32.90%	(40.33)%	(2.89)%	13.75%	12.98%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$126,090	$138,263	$291,934	$288,277	$155,235
RATIO OF EXPENSES (INCLUDING DIVIDEND EXPENSE) TO AVERAGE NET ASSETS[3,4]	1.33%	1.52%	1.26%	1.22%	1.26%
RATIO OF EXPENSES (EXCLUDING DIVIDEND EXPENSE) TO AVERAGE NET ASSETS[3,4]	1.33%	1.34%	1.20%	1.22%	1.26%
RATIO OF NET INVESTMENT INCOME (INCLUDING DIVIDEND EXPENSE) TO AVERAGE NET ASSETS[3,4]	0.68%	0.10%	0.15%	0.18%	0.13%
RATIO OF NET INVESTMENT INCOME (EXCLUDING DIVIDEND EXPENSE) TO AVERAGE NET ASSETS[3,4]	0.68%	0.28%	0.21%	0.18%	0.13%
PORTFOLIO TURNOVER RATE	84.24%	139.69%	57.25%	37.24%	41.64%

1 Per share amounts are based upon average shares outstanding.

2 Less than $0.005 per share.

3 The effect of any custody credits on this ratio is less than 0.01%.

4 Dividend expense totaled 0.00%, 0.18%, 0.06%, 0.00% and 0.00%, respectively, of average net assets for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

5 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	140	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Small to Mid Cap Fund

	INVESTOR CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[5]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$17.58	$29.76	$30.84	$27.24	$24.20
Net investment income (loss)[1]	0.04	(0.11)	(0.10)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments[1]	5.63	(11.94)	(0.93)	3.68	3.10

Total from Investment Operations	5.67	(12.05)	(1.03)	3.60	3.04
Distributions from net investment income	(0.06)	—	—	—	—
Distributions from capital gains	—	(0.13)	(0.05)	—	—

Total Distributions	(0.06)	(0.13)	(0.05)	—	—

REDEMPTION FEES	—	—	(0.00)[2]	0.00 [2]	0.00 [2]
NET ASSET VALUE, END OF YEAR	$23.19	$17.58	$29.76	$30.84	$27.24

TOTAL RETURN	32.32%	(40.63)%	(3.35)%	13.22%	12.56%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$1,490	$1,744	$4,719	$4,396	$4,028
RATIO OF EXPENSES (INCLUDING DIVIDEND EXPENSE) TO AVERAGE NET ASSETS[3,4]	1.77%	2.02%	1.74%	1.68%	1.64%
RATIO OF EXPENSES (EXCLUDING DIVIDEND EXPENSE) TO AVERAGE NET ASSETS[3,4]	1.77%	1.84%	1.68%	1.68%	1.64%
RATIO OF NET INVESTMENT INCOME (LOSS) (INCLUDING DIVIDEND EXPENSE) TO AVERAGE NET ASSETS[3,4]	0.23%	(0.44)%	(0.33)%	(0.29)%	(0.24)%
RATIO OF NET INVESTMENT INCOME (LOSS) (EXCLUDING DIVIDEND EXPENSE) TO AVERAGE NET ASSETS[3,4]	0.23%	(0.26)%	(0.27)%	(0.29)%	(0.24)%
PORTFOLIO TURNOVER RATE	84.24%	139.69%	57.25%	37.24%	41.64%

1 Per share amounts are based upon average shares outstanding.

2 Less than $0.005 per share.

3 The effect of any custody credits on this ratio is less than 0.01%.

4 Dividend expense totaled 0.00%, 0.18%, 0.06%, 0.00% and 0.00%, respectively, of average net assets for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

5 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

See Notes to Financial Statements	141	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Small to Mid Cap Fund

	C CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[6]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$17.42	$29.65	$30.88	$27.43	$24.52
Net investment loss[1]	(0.05)	(0.25)	(0.27)	(0.24)	(0.21)
Net realized and unrealized gain (loss) on investments[1]	5.56	(11.85)	(0.91)	3.69	3.12

Total from Investment Operations	5.51	(12.10)	(1.18)	3.45	2.91
Distributions from net investment income	(0.01)	—	—	—	—
Distributions from capital gains	—	(0.13)	(0.05)	—	—

Total Distributions	(0.01)	(0.13)	(0.05)	—	—

REDEMPTION FEES	—	—	—	(0.00)[3]	(0.00)[3]
NET ASSET VALUE, END OF YEAR	$22.92	$17.42	$29.65	$30.88	$27.43

TOTAL RETURN[2]	31.66%	(40.95)%	(3.83)%	12.58%	11.87%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$501	$699	$3,250	$3,272	$2,617
RATIO OF EXPENSES (INCLUDING DIVIDEND EXPENSE)
TO AVERAGE NET ASSETS[4,5]	2.27%	2.53%	2.26%	2.22%	2.27%
RATIO OF EXPENSES (EXCLUDING DIVIDEND EXPENSE)
TO AVERAGE NET ASSETS[4,5]	2.27%	2.35%	2.20%	2.22%	2.27%
RATIO OF NET INVESTMENT LOSS (INCLUDING
DIVIDEND EXPENSE) TO AVERAGE NET ASSETS[4,5]	(0.28)%	(0.97)%	(0.85)%	(0.82)%	(0.84)%
RATIO OF NET INVESTMENT LOSS (EXCLUDING
DIVIDEND EXPENSE) TO AVERAGE NET ASSETS[4,5]	(0.28)%	(0.79)%	(0.79)%	(0.82)%	(0.84)%
PORTFOLIO TURNOVER RATE	84.24%	139.69%	57.25%	37.24%	41.64%

1 Per share amounts are based upon average shares outstanding.

2 Total return assumes dividend reinvestment and does not reflect the effect of sale charges.

3 Less than $0.005 per share.

4 The effect of any custody credits on this ratio is less than 0.01%.

5 Dividend expense totaled 0.00%, 0.18%, 0.06%, 0.00% and 0.00%, respectively, of average net assets for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

6 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	142	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Small to Mid Cap Fund

	Z CLASS SHARES
	FOR THE PERIOD ENDED DECEMBER 31, 2009[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$19.31
Net investment income[1]	0.09
Net realized and unrealized gain on investments[1]	5.00

Total from Investment Operations	5.09
Distributions from net investment income	(0.09)

Total Distributions	(0.09)

REDEMPTION FEES	—
NET ASSET VALUE, END OF PERIOD	$24.31

TOTAL RETURN	26.43	%*
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$41,580
RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]	1.24	%**
RATIO OF NET INVESTMENT INCOME TO AVERAGE
NET ASSETS	0.60	%**
PORTFOLIO TURNOVER RATE	84.24%

1   Per share amounts are based upon average shares outstanding.

2   The effect of any custody credits on this ratio is less than 0.01%.

3   Commenced operations on May 5, 2009.

*   Not Annualized.

** Annualized

See Notes to Financial Statements	143	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented

Accessor International Equity Fund

	INSTITUTIONAL CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[4]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$10.89	$23.93	$22.99	$17.35	$15.21
Net investment income[1]	0.23	0.46	0.24	0.10	0.14
Net realized and unrealized gain (loss) on investments[1]	3.80	(12.63)	2.71	5.65	2.04

Total from Investment Operations	4.03	(12.17)	2.95	5.75	2.18
Distributions from net investment income	(0.65)	(0.01)	(0.20)	(0.11)	(0.04)
Distributions from capital gains	—	(0.86)	(1.81)	—	—

Total Distributions	(0.65)	(0.87)	(2.01)	(0.11)	(0.04)

REDEMPTION FEES	—	0.00 [3]	0.00 [3]	(0.00)[3]	(0.00)[3]
NET ASSET VALUE, END OF YEAR	$14.27	$10.89	$23.93	$22.99	$17.35

TOTAL RETURN	37.02%	(52.29)%	12.97%	33.13%	14.33%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$26,243	$94,963	$241,397	$152,545	$100,146
RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]	1.50%	1.25%	1.33%	1.44%	1.41%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	2.11%	2.49%	0.96%	0.53%	0.89%
PORTFOLIO TURNOVER RATE	70.87%	102.02%	73.71%	93.54%	127.58%

1 Per share amounts are based upon average shares outstanding.

2 The effect of any custody credits on this ratio is less than 0.01%.

3 Less than $0.005 per share.

4 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	144	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented

Accessor International Equity Fund

	INVESTOR CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[4]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$10.46	$23.14	$22.32	$16.85	$14.79
Net investment income[1]	0.13	0.37	0.07	0.03	0.10
Net realized and unrealized gain (loss) on investments[1]	3.68	(12.20)	2.66	5.46	1.96

Total from Investment Operations	3.81	(11.83)	2.73	5.49	2.06
Distributions from net investment income	(0.40)	(0.01)	(0.10)	(0.02)	—
Distributions from capital gains	—	(0.86)	(1.81)	—	—

Total Distributions	(0.40)	(0.87)	(1.91)	(0.02)	—

REDEMPTION FEES	—	0.02	0.00 [3]	(0.00)[3]	(0.00)[3]
NET ASSET VALUE, END OF YEAR	$13.87	$10.46	$23.14	$22.32	$16.85

TOTAL RETURN	36.57%	(52.57)%	12.37%	32.59%	13.93%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$1,530	$1,845	$6,523	$1,746	$1,200
RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]	1.92%	1.76%	1.79%	1.92%	1.68%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	1.18%	2.05%	0.27%	0.18%	0.65%
PORTFOLIO TURNOVER RATE	70.87%	102.02%	73.71%	93.54%	127.58%

1 Per share amounts are based upon average shares outstanding.

2 The effect of any custody credits on this ratio is less than 0.01%.

3 Less than $0.005 per share.

4 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

See Notes to Financial Statements	145	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented

Accessor International Equity Fund

	C CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[5]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$10.41	$23.14	$22.33	$16.94	$14.97
Net investment income (loss)[1]	0.10	0.14	(0.01)	(0.09)	(0.02)
Net realized and unrealized gain (loss) on investments[1]	3.61	(12.01)	2.63	5.48	1.99

Total from Investment Operations	3.71	(11.87)	2.62	5.39	1.97
Distributions from net investment income	—	—	—	—	—
Distributions from capital gains	—	(0.86)	(1.81)	—	—

Total Distributions	—	(0.86)	(1.81)	—	—

REDEMPTION FEES	—	—	0.00 [4]	(0.00)[4]	(0.00)[4]
NET ASSET VALUE, END OF YEAR	$14.12	$10.41	$23.14	$22.33	$16.94

TOTAL RETURN[2]	35.77%	(52.82)%	11.85%	31.82%	13.16%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$775	$1,111	$7,631	$5,095	$2,392
RATIO OF EXPENSES TO AVERAGE NET ASSETS[3]	2.42%	2.27%	2.33%	2.41%	2.41%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	0.87%	0.75%	(0.03)%	(0.48)%	(0.12)%
PORTFOLIO TURNOVER RATE	70.87%	102.02%	73.71%	93.54%	127.58%

1 Per share amounts are based upon average shares outstanding.

2 Total return assumes dividend reinvestment and does not reflect the effect of sale charges.

3 The effect of any custody credits on this ratio is less than 0.01%.

4 Less than $0.005 per share.

5 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	146	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented

Accessor International Equity Fund

	Z CLASS SHARES
	FOR THE PERIOD ENDED DECEMBER 31, 2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.01
Net investment income[1]	0.10
Net realized and unrealized gain on investments[1]	3.81

Total from Investment Operations	3.91
Distributions from net investment income	(0.66)

Total Distributions	(0.66)

REDEMPTION FEES	—
NET ASSET VALUE, END OF PERIOD	$14.26

TOTAL RETURN	35.54	%*
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$72,319
RATIO OF EXPENSES TO AVERAGE NET ASSETS	1.37	%**
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	1.10	%**
PORTFOLIO TURNOVER RATE	70.87%

1   Per share amounts are based upon average shares outstanding.

2   Commenced operations on May 5, 2009.

*   Not Annualized.

** Annualized.

See Notes to Financial Statements	147	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Strategic Alternatives Fund

	INSTITUTIONAL CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[5]
	2009	2008[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$10.27	$12.00
Net investment income[1]	0.10	0.16
Net realized and unrealized gain (loss) on investments[1]	1.15	(1.74)

Total from Investment Operations	1.25	(1.58)
Distributions from net investment income	(0.10)	(0.15)

Total Distributions	(0.10)	(0.15)

REDEMPTION FEES	—	0.00 [4]
NET ASSET VALUE, END OF PERIOD	$11.42	$10.27

TOTAL RETURN	12.19%	(13.25)%*
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$76,766	$102,327
RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]	1.05%	1.04%**
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	0.95%	1.54%**
PORTFOLIO TURNOVER RATE	75.56%	158.92%

1 Per share amounts are based upon average shares outstanding.

2 The effect of any custody credits on this ratio is less than 0.01%.

3 Commenced operations on January 29, 2008.

4 Less than $0.005 per share.

5 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

*   Not Annualized.

** Annualized.

December 31, 2009	148	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Strategic Alternatives Fund

INVESTOR CLASS SHARES
FOR THE YEAR ENDED DECEMBER 31, 2009[3]
NET ASSET VALUE, BEGINNING OF YEAR	$10.27
Net investment income[1]	0.15
Net realized and unrealized gain on investments[1]	1.12

Total from Investment Operations	1.27
Distributions from net investment income
Distributions from capital gains	(0.11)

Total Distributions	(0.11)

REDEMPTION FEES	—
NET ASSET VALUE, END OF YEAR	$11.43

TOTAL RETURN	12.34%
NET ASSETS, END OF YEAR (IN THOUSANDS)	$668
RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]	1.04%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	1.33%
PORTFOLIO TURNOVER RATE	75.56%

1 Per share amounts are based upon average shares outstanding.

2 The effect of any custody credits on this ratio is less than 0.01%.

3 Commenced operations December 31, 2008.

See Notes to Financial Statements	149	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Strategic Alternatives Fund

	Z CLASS SHARES
	FOR THE PERIOD ENDED DECEMBER 31, 2009[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$9.80
Net investment income[1]	0.08
Net realized and unrealized gain on investments[1]	1.63

Total from Investment Operations	1.71
Distributions from net investment income	(0.08)

Total Distributions	(0.08)

REDEMPTION FEES	—
NET ASSET VALUE, END OF PERIOD	$11.43

TOTAL RETURN	17.35	%*
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$41,693
RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]	0.97	%**
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	1.15	%**
PORTFOLIO TURNOVER RATE	75.56%

1   Per share amounts are based upon average shares outstanding.

2   The effect of any custody credits on this ratio is less than 0.01%.

3   Commenced operations on May 5, 2009.

*   Not Annualized.

** Annualized.

December 31, 2009	150	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Frontier Markets Fund

INSTITUTIONAL CLASS SHARES
FOR THE YEAR ENDED DECEMBER 31, 2009[2]
NET ASSET VALUE, BEGINNING OF YEAR	$12.00
Net investment loss[1]	(0.08)
Net realized and unrealized gain on investments[1]	0.43

Total from Investment Operations	0.35
Distributions from net investment income	(0.85)
Distributions from capital gains	(0.19)

Total Distributions	(1.04)

REDEMPTION FEES	—
NET ASSET VALUE, END OF YEAR	$11.31

TOTAL RETURN	2.89%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$13,105
RATIO OF EXPENSES TO AVERAGE NET ASSETS	1.39%
RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS	(0.69)%
PORTFOLIO TURNOVER RATE	78.86%

1 Per share amounts are based upon average shares outstanding.

2 Commenced operations on December 31, 2008.

See Notes to Financial Statements	151	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Frontier Markets Fund

INVESTOR CLASS SHARES
FOR THE YEAR ENDED DECEMBER 31, 2009[2]
NET ASSET VALUE, BEGINNING OF YEAR	$12.00
Net investment loss[1]	(0.08)
Net realized and unrealized gain on investments[1]	0.45

Total from Investment Operations	0.37
Distributions from net investment income	(0.86)
Distributions from capital gains	(0.19)

Total Distributions	(1.05)

REDEMPTION FEES	—
NET ASSET VALUE, END OF YEAR	$11.32

TOTAL RETURN	3.03%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$1,124
RATIO OF EXPENSES TO AVERAGE NET ASSETS	1.38%
RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS	(0.67)%
PORTFOLIO TURNOVER RATE	78.86%

1 Per share amounts are based upon average shares outstanding.

2 Commenced operations on December 31, 2008.

December 31, 2009	152	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Frontier Markets Fund

	Z CLASS SHARES
	FOR THE PERIOD ENDED DECEMBER 31, 2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$10.85
Net investment loss[1]	(0.03)
Net realized and unrealized gain on investments[1]	1.54

Total from Investment Operations	1.51
Distributions from net investment income	(0.86)
Distributions from capital gains	(0.19)

Total Distributions	(1.05)

REDEMPTION FEES	—
NET ASSET VALUE, END OF PERIOD	$11.31

TOTAL RETURN	13.86	%*
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$23,531
RATIO OF EXPENSES TO AVERAGE NET ASSETS	1.15	%**
RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS	(0.38	)%**
PORTFOLIO TURNOVER RATE	78.86%

1   Per share amounts are based upon average shares outstanding.

2   Commenced operations on May 5, 2009.

*   Not Annualized.

** Annualized.

See Notes to Financial Statements	153	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented

Accessor High Yield Bond Fund

	INSTITUTIONAL CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[4]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$7.45	$10.44	$11.01	$10.72	$11.31
Net investment income[1]	0.83	0.77	0.80	0.80	0.82
Net realized and unrealized gain (loss) on investments[1]	2.07	(2.98)	(0.57)	0.31	(0.58)

Total from Investment Operations	2.90	(2.21)	0.23	1.11	0.24
Distributions from net investment income	(0.82)	(0.78)	(0.80)	(0.82)	(0.83)

Total Distributions	(0.82)	(0.78)	(0.80)	(0.82)	(0.83)

REDEMPTION FEES	—	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]
NET ASSET VALUE, END OF YEAR	$9.53	$7.45	$10.44	$11.01	$10.72

TOTAL RETURN	40.36%	(22.16)%	2.10%	10.82%	2.20%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$76,640	$50,902	$72,604	$59,931	$50,311
RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]	0.99%	0.96%	0.91%	0.90%	0.93%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	9.64%	8.16%	7.38%	7.52%	7.51%
PORTFOLIO TURNOVER RATE	202.38%	109.77%	86.29%	87.80%	62.75%

1 Per share amounts are based upon average shares outstanding.

2 The effect of any custody credits on this ratio is less than 0.01%.

3 Less than $0.005 per share.

4 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	154	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented

Accessor High Yield Bond Fund

	INVESTOR CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[4]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$7.45	$10.45	$11.01	$10.73	$11.30
Net investment income[1]	0.80	0.71	0.76	0.82	0.78
Net realized and unrealized gain (loss) on investments[1]	2.06	(2.98)	(0.56)	0.28	(0.55)

Total from Investment Operations	2.86	(2.27)	0.20	1.10	0.23
Distributions from net investment income	(0.78)	(0.73)	(0.76)	(0.82)	(0.80)

Total Distributions	(0.78)	(0.73)	(0.76)	(0.82)	(0.80)

REDEMPTION FEES	—	—	—	0.00 [3]	0.00 [3]
NET ASSET VALUE, END OF YEAR	$9.53	$7.45	$10.45	$11.01	$10.73

TOTAL RETURN	39.61%	(22.54)%	1.85%	10.71%	2.11%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$4,390	$486	$1,850	$498	$471
RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]	1.41%	1.45%	1.29%	0.91%	1.22%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	8.97%	7.32%	7.02%	7.54%	7.29%
PORTFOLIO TURNOVER RATE	202.38%	109.77%	86.29%	87.80%	62.75%

1 Per share amounts are based upon average shares outstanding.

2 The effect of any custody credits on this ratio is less than 0.01%.

3 Less than $0.005 per share.

4 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

See Notes to Financial Statements	155	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented

Accessor High Yield Bond Fund

	C CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[5]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$7.44	$10.43	$10.99	$10.71	$11.29
Net investment income[1]	0.74	0.67	0.69	0.70	0.71
Net realized and unrealized gain (loss) on investments[1]	2.08	(2.98)	(0.56)	0.29	(0.57)

Total from Investment Operations	2.82	(2.31)	0.13	0.99	0.14
Distributions from net investment income	(0.74)	(0.68)	(0.69)	(0.71)	(0.72)

Total Distributions	(0.74)	(0.68)	(0.69)	(0.71)	(0.72)

REDEMPTION FEES	—	—	—	0.00 [4]	0.00 [4]
NET ASSET VALUE, END OF YEAR	$9.52	$7.44	$10.43	$10.99	$10.71

TOTAL RETURN[2]	39.12%	(22.97)%	1.17%	9.65%	1.29%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$760	$623	$1,416	$1,804	$1,565
RATIO OF EXPENSES TO AVERAGE NET ASSETS[3]	1.92%	1.96%	1.89%	1.90%	1.93%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	8.66%	7.03%	6.37%	6.53%	6.51%
PORTFOLIO TURNOVER RATE	202.38%	109.77%	86.29%	87.80%	62.75%

1 Per share amounts are based upon average shares outstanding.

2 Total return assumes dividend reinvestment and does not reflect the effect of sale charges.

3 The effect of any custody credits on this ratio is less than 0.01%.

4 Less than $0.005 per share.

5 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	156	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented

Accessor High Yield Bond Fund

	Z CLASS SHARES
	FOR THE PERIOD ENDED DECEMBER 31, 2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$8.35
Net investment income[1]	0.55
Net realized and unrealized gain on investments[1]	1.20

Total from Investment Operations	1.75
Distributions from net investment income	(0.57)

Total Distributions	(0.57)

REDEMPTION FEES	—
NET ASSET VALUE, END OF PERIOD	$9.53

TOTAL RETURN	21.52	%*
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$25,288
RATIO OF EXPENSES TO AVERAGE NET ASSETS	0.90	%**
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	9.37	%**
PORTFOLIO TURNOVER RATE	202.38%

1   Per share amounts are based upon average shares outstanding.

2   Commenced operations on May 5, 2009.

*   Not Annualized.

** Annualized.

See Notes to Financial Statements	157	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Investment Grade Fixed-Income Fund

	INSTITUTIONAL CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[3]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$9.99	$10.86	$11.24	$11.64	$11.91
Net investment income[1]	0.59	0.56	0.75	0.79	0.63
Net realized and unrealized gain (loss) on investments[1]	0.44	(0.84)	(0.36)	(0.38)	(0.20)

Total from Investment Operations	1.03	(0.28)	0.39	0.41	0.43
Distributions from net investment income	(0.57)	(0.59)	(0.77)	(0.81)	(0.66)
Distributions from capital gains	(0.04)	—	—	—	(0.04)

Total Distributions	(0.61)	(0.59)	(0.77)	(0.81)	(0.70)

NET ASSET VALUE, END OF YEAR	$10.41	$9.99	$10.86	$11.24	$11.64

TOTAL RETURN	10.69%	(2.43)%	3.64%	3.73%	3.69%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$18,176	$63,900	$71,409	$36,331	$56,312
RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]	1.04%	0.88%	0.79%	0.73%	0.73%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	5.90%	5.49%	6.87%	6.90%	5.36%
PORTFOLIO TURNOVER RATE	463.32%	259.79%	71.66%	102.65%	93.26%

1 Per share amounts are based upon average shares outstanding.

2 The effect of any custody credits on this ratio is less than 0.01%.

3 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	158	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Investment Grade Fixed-Income Fund

	INVESTOR CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[3]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$9.99	$10.85	$11.23	$11.63	$11.91
Net investment income[1]	0.55	0.51	0.70	0.75	0.61
Net realized and unrealized gain (loss) on investments[1]	0.42	(0.83)	(0.36)	(0.39)	(0.22)

Total from Investment Operations	0.97	(0.32)	0.34	0.36	0.39
Distributions from net investment income	(0.52)	(0.54)	(0.72)	(0.76)	(0.63)
Distributions from capital gains	(0.04)	—	—	—	(0.04)

Total Distributions	(0.56)	(0.54)	(0.72)	(0.76)	(0.67)

NET ASSET VALUE, END OF YEAR	$10.40	$9.99	$10.85	$11.23	$11.63

TOTAL RETURN	10.12%	(2.85)%	3.15%	3.30%	3.36%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$1,027	$1,260	$7,083	$1,646	$1,552
RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]	1.45%	1.33%	1.29%	1.15%	0.97%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	5.47%	4.91%	6.45%	6.64%	5.12%
PORTFOLIO TURNOVER RATE	463.32%	259.79%	71.66%	102.65%	93.26%

1 Per share amounts are based upon average shares outstanding.

2 The effect of any custody credits on this ratio is less than 0.01%.

3 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

See Notes to Financial Statements	159	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Investment Grade Fixed-Income Fund

	C CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[4]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$9.99	$10.86	$11.23	$11.63	$11.91
Net investment income[1]	0.45	0.45	0.71	0.70	0.52
Net realized and unrealized gain (loss) on investments[1]	0.48	(0.83)	(0.44)	(0.40)	(0.22)

Total from Investment Operations	0.93	(0.38)	0.27	0.30	0.30
Distributions from net investment income	(0.47)	(0.49)	(0.64)	(0.70)	(0.54)
Distributions from capital gains	(0.04)	—	—	—	(0.04)

Total Distributions	(0.51)	(0.49)	(0.64)	(0.70)	(0.58)

NET ASSET VALUE, END OF YEAR	$10.41	$9.99	$10.86	$11.23	$11.63

TOTAL RETURN[2]	9.62%	(3.40)%	2.51%	2.76%	2.59%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$320	$600	$856	$5,119	$846
RATIO OF EXPENSES TO AVERAGE NET ASSETS[3]	1.95%	1.87%	1.72%	1.74%	1.73%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	4.48%	4.47%	6.26%	6.08%	4.37%
PORTFOLIO TURNOVER RATE	463.32%	259.79%	71.66%	102.65%	93.26%

1 Per share amounts are based upon average shares outstanding.

2 Total return assumes dividend reinvestment and does not reflect the effect of sale charges.

3 The effect of any custody credits on this ratio is less than 0.01%.

4 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	160	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Investment Grade Fixed-Income Fund

	Z CLASS SHARES
	FOR THE PERIOD ENDED DECEMBER 31, 2009[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$9.65
Net investment income[1]	0.31
Net realized and unrealized gain on investments[1]	0.79

Total from Investment Operations	1.10
Distributions from net investment income	(0.35)

Total Distributions	(0.35)

NET ASSET VALUE, END OF PERIOD	$10.40

TOTAL RETURN	11.56	%*
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$90,944
RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]	0.89	%**
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	4.60	%**
PORTFOLIO TURNOVER RATE	463.32%

1   Per share amounts are based upon average shares outstanding.

2   The effect of any custody credits on this ratio is less than 0.01%.

3   Commenced operations on May 5, 2009.

*   Not Annualized.

** Annualized.

See Notes to Financial Statements	161	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Mortgage Securities Fund

	INSTITUTIONAL CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[3]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$12.04	$12.42	$12.21	$12.39	$12.65
Net investment income[1]	0.49	0.53	0.56	0.52	0.45
Net realized and unrealized gain (loss) on investments[1]	0.79	(0.39)	0.19	(0.05)	(0.20)

Total from Investment Operations	1.28	0.14	0.75	0.47	0.25
Distributions from net investment income	(0.42)	(0.52)	(0.54)	(0.58)	(0.49)
Distributions from capital gains	—	—	—	(0.07)	(0.02)

Total Distributions	(0.42)	(0.52)	(0.54)	(0.65)	(0.51)

NET ASSET VALUE, END OF YEAR	$12.90	$12.04	$12.42	$12.21	$12.39

TOTAL RETURN	10.80%	1.17%	6.28%	3.92%	1.96%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$18,779	$65,419	$62,498	$48,202	$158,056
RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]	1.07%	0.98%	0.95%	1.00%	0.92%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	3.94%	4.34%	4.54%	4.24%	3.56%
PORTFOLIO TURNOVER RATE	614.22%	654.15%	496.94%	578.95%	474.16%

1 Per share amounts are based upon average shares outstanding.

2 The effect of any custody credits on this ratio is less than 0.01%.

3 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	162	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Mortgage Securities Fund

	INVESTOR CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[3]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$12.04	$12.42	$12.21	$12.38	$12.64
Net investment income[1]	0.40	0.72	0.50	0.45	0.41
Net realized and unrealized gain (loss) on investments[1]	0.82	(0.64)	0.19	(0.03)	(0.20)

Total from Investment Operations	1.22	0.08	0.69	0.42	0.21
Distributions from net investment income	(0.36)	(0.46)	(0.48)	(0.52)	(0.45)
Distributions from capital gains	—	—	—	(0.07)	(0.02)

Total Distributions	(0.36)	(0.46)	(0.48)	(0.59)	(0.47)

NET ASSET VALUE, END OF YEAR	$12.90	$12.04	$12.42	$12.21	$12.38

TOTAL RETURN	10.31%	0.67%	5.76%	3.55%	1.59%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$857	$954	$1,259	$894	$1,111
RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]	1.52%	1.48%	1.45%	1.56%	1.22%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	3.22%	3.78%	4.12%	3.72%	3.25%
PORTFOLIO TURNOVER RATE	614.22%	654.15%	496.94%	578.95%	474.16%

1 Per share amounts are based upon average shares outstanding.

2 The effect of any custody credits on this ratio is less than 0.01%.

3 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

See Notes to Financial Statements	163	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Mortgage Securities Fund

	C CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[4]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$12.06	$12.44	$12.23	$12.40	$12.67
Net investment income[1]	0.36	0.27	0.44	0.38	0.33
Net realized and unrealized gain (loss) on investments[1]	0.81	(0.25)	0.18	(0.03)	(0.21)

Total from Investment Operations	1.17	0.02	0.62	0.35	0.12
Distributions from net investment income	(0.30)	(0.40)	(0.41)	(0.45)	(0.37)
Distributions from capital gains	—	—	—	(0.07)	(0.02)

Total Distributions	(0.30)	(0.40)	(0.41)	(0.52)	(0.39)

NET ASSET VALUE, END OF YEAR	$12.93	$12.06	$12.44	$12.23	$12.40

TOTAL RETURN[2]	9.80%	0.17%	5.22%	2.94%	0.90%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$244	$624	$857	$778	$1,522
RATIO OF EXPENSES TO AVERAGE NET ASSETS[3]	2.02%	1.97%	1.92%	2.10%	1.92%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	2.90%	3.42%	3.57%	3.13%	2.58%
PORTFOLIO TURNOVER RATE	614.22%	654.15%	496.94%	578.95%	474.16%

1 Per share amounts are based upon average shares outstanding.

2 Total return assumes dividend reinvestment and does not reflect the effect of sale charges.

3 The effect of any custody credits on this ratio is less than 0.01%.

4 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	164	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Mortgage Securities Fund

	Z CLASS SHARES
	FOR THE PERIOD ENDED DECEMBER 31, 2009[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$12.28
Net investment income[1]	0.28
Net realized and unrealized gain on investments[1]	0.61

Total from Investment Operations	0.89
Distributions from net investment income	(0.26)

Total Distributions	(0.26)

REDEMPTION FEES	—
NET ASSET VALUE, END OF PERIOD	$12.91

TOTAL RETURN	7.28	%*
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$41,526
RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]	1.00	%**
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	3.41	%**
PORTFOLIO TURNOVER RATE	614.22%

1   Per share amounts are based upon average shares outstanding.

2   The effect of any custody credits on this ratio is less than 0.01%.

3   Commenced operations on May 5, 2009.

*   Not Annualized.

** Annualized.

See Notes to Financial Statements	165	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented

Accessor U.S. Government Money Fund

	INSTITUTIONAL CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[4]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income[1]	0.00 [3]	0.03	0.05	0.04	0.03
Net realized and unrealized gain (loss) on investments[1]	0.00 [3]	(0.01)	—	—	—

Total from Investment Operations	0.00 [3]	0.02	0.05	0.04	0.03
Distributions from net investment income	0.00 [3]	(0.02)	(0.05)	(0.04)	(0.03)

NET ASSET VALUE, END OF YEAR	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	0.26%	2.30%	4.72%	4.49%	2.75%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$275,448	$392,599	$1,344,292	$1,433,080	$1,266,322
RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]	0.50%	0.49%	0.46%	0.47%	0.45%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS[2]	0.44%	0.49%	0.46%	0.47%	0.45%
RATIO OF NET INVESTMENT INCOME TO (EXCLUDING WAIVER) AVERAGE NET ASSETS	0.22%	2.53%	4.60%	4.37%	2.68%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	0.28%	2.53%	4.60%	4.37%	2.68%

1 Per share amounts are based upon average shares outstanding.

2 The effect of any custody credits on this ratio is less than 0.01%.

3 Less than $0.005 per share.

4 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	166	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented

Accessor U.S. Government Money Fund

	INVESTOR CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[4]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income[1]	0.00 [3]	0.02	0.04	0.04	0.02
Net realized and unrealized gain on investments[1]	0.00 [3]	—	—	—	—

Total from Investment Operations	0.00 [3]	0.02	0.04	0.04	0.02
Distributions from net investment income	0.00 [3]	(0.02)	(0.04)	(0.04)	(0.02)

NET ASSET VALUE, END OF YEAR	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	0.18%	1.79%	4.20%	3.97%	2.27%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$3,948	$10,697	$11,203	$9,286	$6,355
RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]	1.00%	0.99%	0.96%	0.98%	0.91%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS[2]	0.57%	0.99%	0.96%	0.98%	0.91%
RATIO OF NET INVESTMENT INCOME (LOSS) TO (EXCLUDING WAIVER) AVERAGE NET ASSETS	(0.22)%	1.84%	4.09%	3.89%	2.19%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	0.21%	1.84%	4.09%	3.89%	2.19%

1 Per share amounts are based upon average shares outstanding.

2 The effect of any custody credits on this ratio is less than 0.01%.

3 Less than $0.005 per share.

4 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

See Notes to Financial Statements	167	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented

Accessor U.S. Government Money Fund

	C CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[5]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income[1]	0.00 [4]	0.01	0.04	0.03	0.02
Net realized and unrealized gain on investments[1]	—	—	—	—	—

Total from Investment Operations	0.00 [4]	0.01	0.04	0.03	0.02
Distributions from net investment income	0.00 [4]	(0.01)	(0.04)	(0.03)	(0.02)

NET ASSET VALUE, END OF YEAR	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN[2]	0.16%	1.29%	3.70%	3.45%	1.91%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$1,252	$1,937	$1,507	$2,808	$2,014
RATIO OF EXPENSES TO AVERAGE NET ASSETS[3]	1.50%	1.50%	1.46%	1.47%	1.29%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS[3]	0.56%	1.50%	1.46%	1.47%	1.29%
RATIO OF NET INVESTMENT INCOME (LOSS) TO (EXCLUDING WAIVER) AVERAGE NET ASSETS	(0.77)%	1.24%	3.59%	3.42%	1.88%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	0.17%	1.24%	3.59%	3.42%	1.88%

1 Per share amounts are based upon average shares outstanding.

2 Total return assumes dividend reinvestment and does not reflect the effect of sale charges.

3 The effect of any custody credits on this ratio is less than 0.01%.

4 Less than $0.005 per share.

5 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	168	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented

Accessor U.S. Government Money Fund

	A CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[5]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income[1]	0.00 [4]	0.02	0.04	0.04	0.03
Net realized and unrealized gain on investments[1]	—	—	—	—	—

Total from Investment Operations	0.00 [4]	0.02	0.04	0.04	0.03
Distributions from net investment income	0.00 [4]	(0.02)	(0.04)	(0.04)	(0.03)

NET ASSET VALUE, END OF YEAR	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN[2]	0.20%	2.05%	4.46%	4.27%	2.54%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$594	$708	$1,370	$290	$109
RATIO OF EXPENSES TO AVERAGE NET ASSETS[3]	0.75%	0.74%	0.72%	0.70%	0.65%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS[3]	0.52%	0.74%	0.72%	0.70%	0.65%
RATIO OF NET INVESTMENT INCOME (LOSS) TO (EXCLUDING WAIVER) AVERAGE NET ASSETS	(0.02)%	2.22%	4.28%	4.30%	2.63%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	0.22%	2.22%	4.28%	4.30%	2.63%

1 Per share amounts are based upon average shares outstanding.

2 Total return assumes dividend reinvestment and does not reflect the effect of sale charges.

3 The effect of any custody credits on this ratio is less than 0.01%.

4 Less than $0.005 per share.

5 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

See Notes to Financial Statements	169	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented

Accessor U.S. Government Money Fund

	Z CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[5]
	2009	2008	2007[4]
NET ASSET VALUE, BEGINNING OF PERIOD	$1.00	$1.00	$1.00
Net investment income[1]	0.00 [3]	0.02	0.05
Net realized and unrealized gain on investments[1]	0.00 [3]	0.01	—

Total from Investment Operations	0.00 [3]	0.03	0.05
Distributions from net investment income	0.00 [3]	(0.03)	(0.05)

NET ASSET VALUE, END OF PERIOD	$1.00	$1.00	$1.00

TOTAL RETURN	0.45%	2.55%	4.97	%*
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$435,856	$746,292	$67,259
RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]	0.25%	0.24%	0.21	%**
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS[2]	0.25%	0.24%	0.21	%**
RATIO OF NET INVESTMENT INCOME TO (EXCLUDING WAIVER) AVERAGE NET ASSETS	0.50%	2.31%	4.78	%**
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	0.51%	2.31%	4.78	%**

1 Per share amounts are based upon average shares outstanding.

2 The effect of any custody credits on this ratio is less than 0.01%.

3 Less than $0.005 per share.

4 Class commenced operations on January 4, 2007.

5 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

*   Not Annualized.

** Annualized.

December 31, 2009	170	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Income Allocation Fund

	INSTITUTIONAL CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[2]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$12.77	$14.45	$14.84	$14.94	$15.17
Net investment income[1]	0.66	0.69	0.84	0.73	0.60
Net realized and unrealized gain (loss) on investments[1]	1.24	(1.66)	(0.38)	(0.10)	(0.23)

Total from Investment Operations	1.90	(0.97)	0.46	0.63	0.37
Distributions from net investment income	(0.67)	(0.71)	(0.85)	(0.73)	(0.59)
Distributions from capital gains	—	—	—	—	(0.01)

Total Distributions	(0.67)	(0.71)	(0.85)	(0.73)	(0.60)

NET ASSET VALUE, END OF YEAR	$14.00	$12.77	$14.45	$14.84	$14.94

TOTAL RETURN	15.14%	(6.79)%	3.16%	4.32%	2.38%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$13,880	$10,464	$11,696	$10,440	$8,415
RATIO OF EXPENSES TO AVERAGE NET ASSETS	0.55%	0.46%	0.29%	0.35%	0.36%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	0.46%	0.46%	0.29%	0.20%	0.20%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	4.83%	5.09%	5.75%	4.76%	3.79%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (INCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	4.91%	5.09%	5.75%	4.91%	3.94%
PORTFOLIO TURNOVER RATE	26.98%	45.58%	60.59%	14.19%	19.91%

1 Per share amounts are based upon average shares outstanding.

2 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

See Notes to Financial Statements	171	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Income Allocation Fund

	INVESTOR CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[2]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$12.76	$14.43	$14.83	$14.93	$15.17
Net investment income[1]	0.60	0.63	0.77	0.65	0.52
Net realized and unrealized gain (loss) on investments[1]	1.23	(1.66)	(0.40)	(0.10)	(0.23)

Total from Investment Operations	1.83	(1.03)	0.37	0.55	0.29
Distributions from net investment income	(0.60)	(0.64)	(0.77)	(0.65)	(0.52)
Distributions from capital gains	—	—	—	—	(0.01)

Total Distributions	(0.60)	(0.64)	(0.77)	(0.65)	(0.53)

NET ASSET VALUE, END OF YEAR	$13.99	$12.76	$14.43	$14.83	$14.93

TOTAL RETURN	14.58%	(7.20)%	2.58%	3.81%	1.92%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$2,040	$2,035	$3,067	$3,037	$3,399
RATIO OF EXPENSES TO AVERAGE NET ASSETS	1.05%	0.95%	0.79%	0.83%	0.82%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	0.97%	0.95%	0.79%	0.69%	0.66%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	4.37%	4.62%	5.24%	4.23%	3.32%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (INCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	4.45%	4.62%	5.24%	4.37%	3.48%
PORTFOLIO TURNOVER RATE	26.98%	45.58%	60.59%	14.19%	19.91%

1 Per share amounts are based upon average shares outstanding.

2 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	172	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Income Allocation Fund

	C CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[3]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$12.74	$14.41	$14.81	$14.91	$15.15
Net investment income[1]	0.54	0.57	0.69	0.60	0.44
Net realized and unrealized gain (loss) on investments[1]	1.21	(1.67)	(0.39)	(0.12)	(0.23)

Total from Investment Operations	1.75	(1.10)	0.30	0.48	0.21
Distributions from net investment income	(0.53)	(0.57)	(0.70)	(0.58)	(0.44)
Distributions from capital gains	—	—	—	—	(0.01)

Total Distributions	(0.53)	(0.57)	(0.70)	(0.58)	(0.45)

NET ASSET VALUE, END OF YEAR	$13.96	$12.74	$14.41	$14.81	$14.91

TOTAL RETURN[2]	13.97%	(7.68)%	2.07%	3.31%	1.38%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$3,839	$2,474	$2,872	$3,033	$1,546
RATIO OF EXPENSES TO AVERAGE NET ASSETS	1.55%	1.46%	1.29%	1.40%	1.36%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	1.47%	1.46%	1.29%	1.20%	1.20%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	3.91%	4.18%	4.74%	3.79%	2.79%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (INCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	3.99%	4.18%	4.74%	3.99%	2.95%
PORTFOLIO TURNOVER RATE	26.98%	45.58%	60.59%	14.19%	19.91%

1 Per share amounts are based upon average shares outstanding.

2 Total return assumes dividend reinvestment and does not reflect the effect of sale charges.

3 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

See Notes to Financial Statements	173	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Income Allocation Fund

	A CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[3]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$12.77	$14.44	$14.84	$14.92	$15.17
Net investment income[1]	0.63	0.69	0.80	0.73	0.56
Net realized and unrealized gain (loss) on investments[1]	1.22	(1.68)	(0.39)	(0.12)	(0.25)

Total from Investment Operations	1.85	(0.99)	0.41	0.61	0.31
Distributions from net investment income	(0.63)	(0.68)	(0.81)	(0.69)	(0.55)
Distributions from capital gains	—	—	—	—	(0.01)

Total Distributions	(0.63)	(0.68)	(0.81)	(0.69)	(0.56)

NET ASSET VALUE, END OF YEAR	$13.99	$12.77	$14.44	$14.84	$14.92

TOTAL RETURN[2]	14.86%	(7.03)%	2.88%	4.13%	2.06%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$726	$997	$689	$617	$720
RATIO OF EXPENSES TO AVERAGE NET ASSETS	0.79%	0.71%	0.57%	0.54%	0.61%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	0.71%	0.71%	0.57%	0.45%	0.45%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	4.62%	5.03%	5.45%	4.62%	3.57%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (INCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	4.69%	5.03%	5.45%	4.71%	3.73%
PORTFOLIO TURNOVER RATE	26.98%	45.58%	60.59%	14.19%	19.91%

1 Per share amounts are based upon average shares outstanding.

2 Total return assumes dividend reinvestment and does not reflect the effect of sale charges.

3 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	174	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Income & Growth Allocation Fund

	INSTITUTIONAL CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[2]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$12.61	$16.22	$16.27	$15.57	$15.38
Net investment income[1]	0.52	0.52	0.62	0.56	0.45
Net realized and unrealized gain (loss) on investments[1]	1.80	(3.47)	0.03	0.71	0.20

Total from Investment Operations	2.32	(2.95)	0.65	1.27	0.65
Distributions from net investment income	(0.52)	(0.57)	(0.69)	(0.56)	(0.45)
Distributions from capital gains	—	(0.09)	(0.01)	(0.01)	(0.01)

Total Distributions	(0.52)	(0.66)	(0.70)	(0.57)	(0.46)

NET ASSET VALUE, END OF YEAR	$14.41	$12.61	$16.22	$16.27	$15.57

TOTAL RETURN	18.83%	(18.61)%	4.03%	8.33%	4.29%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$40,855	$24,869	$24,914	$15,923	$14,277
RATIO OF EXPENSES TO AVERAGE NET ASSETS	0.33%	0.29%	0.24%	0.28%	0.28%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	0.25%	0.29%	0.24%	0.20%	0.20%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	3.82%	3.63%	3.78%	3.44%	2.87%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (INCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	3.90%	3.63%	3.78%	3.52%	2.95%
PORTFOLIO TURNOVER RATE	24.69%	20.29%	48.68%	19.31%	11.49%

1 Per share amounts are based upon average shares outstanding.

2 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

See Notes to Financial Statements	175	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Income & Growth Allocation Fund

	INVESTOR CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[2]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$12.60	$16.21	$16.26	$15.57	$15.37
Net investment income[1]	0.45	0.44	0.53	0.49	0.37
Net realized and unrealized gain (loss) on investments[1]	1.80	(3.47)	0.04	0.69	0.22

Total from Investment Operations	2.25	(3.03)	0.57	1.18	0.59
Distributions from net investment income	(0.46)	(0.49)	(0.61)	(0.48)	(0.38)
Distributions from capital gains	—	(0.09)	(0.01)	(0.01)	(0.01)

Total Distributions	(0.46)	(0.58)	(0.62)	(0.49)	(0.39)

NET ASSET VALUE, END OF YEAR	$14.39	$12.60	$16.21	$16.26	$15.57

TOTAL RETURN	18.08%	(18.97)%	3.51%	7.76%	3.89%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$4,725	$3,445	$4,955	$5,263	$2,740
RATIO OF EXPENSES TO AVERAGE NET ASSETS	0.83%	0.78%	0.74%	0.78%	0.72%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	0.75%	0.78%	0.74%	0.69%	0.64%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	3.32%	3.00%	3.19%	3.01%	2.31%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (INCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	3.40%	3.00%	3.19%	3.10%	2.39%
PORTFOLIO TURNOVER RATE	24.69%	20.29%	48.68%	19.31%	11.49%

1 Per share amounts are based upon average shares outstanding.

2 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	176	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Income & Growth Allocation Fund

	C CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[3]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$12.57	$16.16	$16.21	$15.52	$15.33
Net investment income[1]	0.37	0.38	0.44	0.40	0.30
Net realized and unrealized gain (loss) on investments[1]	1.80	(3.46)	0.05	0.70	0.20

Total from Investment Operations	2.17	(3.08)	0.49	1.10	0.50
Distributions from net investment income	(0.39)	(0.42)	(0.53)	(0.40)	(0.30)
Distributions from capital gains	—	(0.09)	(0.01)	(0.01)	(0.01)

Total Distributions	(0.39)	(0.51)	(0.54)	(0.41)	(0.31)

NET ASSET VALUE, END OF YEAR	$14.35	$12.57	$16.16	$16.21	$15.52

TOTAL RETURN[2]	17.54%	(19.38)%	3.02%	7.22%	3.29%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$6,387	$6,258	$10,464	$10,376	$8,856
RATIO OF EXPENSES TO AVERAGE NET ASSETS	1.33%	1.28%	1.24%	1.27%	1.28%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	1.26%	1.28%	1.24%	1.20%	1.20%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	2.75%	2.60%	2.70%	2.44%	1.86%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (INCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	2.82%	2.60%	2.70%	2.51%	1.94%
PORTFOLIO TURNOVER RATE	24.69%	20.29%	48.68%	19.31%	11.49%

1 Per share amounts are based upon average shares outstanding.

2 Total return assumes dividend reinvestment and does not reflect the effect of sale charges.

3 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

See Notes to Financial Statements	177	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Income & Growth Allocation Fund

	A CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[3]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$12.60	$16.20	$16.25	$15.56	$15.37
Net investment income[1]	0.46	0.48	0.57	0.52	0.40
Net realized and unrealized gain (loss) on investments[1]	1.81	(3.48)	0.02	0.68	0.20

Total from Investment Operations	2.27	(3.00)	0.59	1.20	0.60
Distributions from net investment income	(0.48)	(0.51)	(0.63)	(0.50)	(0.40)
Distributions from capital gains	—	(0.09)	(0.01)	(0.01)	(0.01)

Total Distributions	(0.48)	(0.60)	(0.64)	(0.51)	(0.41)

NET ASSET VALUE, END OF YEAR	$14.39	$12.60	$16.20	$16.25	$15.56

TOTAL RETURN[2]	18.35%	(18.86)%	3.61%	7.96%	3.94%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$3,118	$2,590	$3,233	$1,787	$3,437
RATIO OF EXPENSES TO AVERAGE NET ASSETS	0.68%	0.63%	0.59%	0.59%	0.63%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	0.61%	0.63%	0.59%	0.55%	0.55%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	3.41%	3.28%	3.42%	3.14%	2.54%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (INCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	3.48%	3.28%	3.42%	3.18%	2.62%
PORTFOLIO TURNOVER RATE	24.69%	20.29%	48.68%	19.31%	11.49%

1 Per share amounts are based upon average shares outstanding.

2 Total return assumes dividend reinvestment and does not reflect the effect of sale charges.

3 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	178	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Balanced Allocation Fund

	INSTITUTIONAL CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[3]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$12.48	$17.29	$17.14	$15.89	$15.38
Net investment income[1]	0.48	0.42	0.49	0.45	0.36
Net realized and unrealized gain (loss) on investments[1]	2.09	(4.62)	0.29	1.24	0.51

Total from Investment Operations	2.57	(4.20)	0.78	1.69	0.87
Distributions from net investment income	(0.48)	(0.47)	(0.63)	(0.44)	(0.36)
Distributions from capital gains	—	(0.14)	—	0.00 [2]	—

Total Distributions	(0.48)	(0.61)	(0.63)	(0.44)	(0.36)

NET ASSET VALUE, END OF YEAR	$14.57	$12.48	$17.29	$17.14	$15.89

TOTAL RETURN	20.97%	(24.73)%	4.57%	10.81%	5.72%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$76,923	$52,881	$63,372	$53,958	$35,693
RATIO OF EXPENSES TO AVERAGE NET ASSETS	0.25%	0.20%	0.18%	0.23%	0.22%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	0.17%	0.20%	0.18%	0.20%	0.20%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	3.50%	2.79%	2.79%	2.70%	2.29%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (INCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	3.58%	2.79%	2.79%	2.73%	2.31%
PORTFOLIO TURNOVER RATE	27.94%	26.31%	23.56%	13.27%	3.20%

1 Per share amounts are based upon average shares outstanding.

2 Less than ($0.005) per share.

3 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

See Notes to Financial Statements	179	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Balanced Allocation Fund

	INVESTOR CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[3]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$12.47	$17.28	$17.13	$15.88	$15.38
Net investment income[1]	0.41	0.34	0.40	0.36	0.29
Net realized and unrealized gain (loss) on investments[1]	2.09	(4.61)	0.29	1.25	0.49

Total from Investment Operations	2.50	(4.27)	0.69	1.61	0.78
Distributions from net investment income	(0.41)	(0.40)	(0.54)	(0.36)	(0.28)
Distributions from capital gains	—	(0.14)	—	(0.00)[2]	—

Total Distributions	(0.41)	(0.54)	(0.54)	(0.36)	(0.28)

NET ASSET VALUE, END OF YEAR	$14.56	$12.47	$17.28	$17.13	$15.88

TOTAL RETURN	20.38%	(25.12)%	4.06%	10.29%	5.24%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$13,137	$10,243	$15,219	$12,970	$12,161
RATIO OF EXPENSES TO AVERAGE NET ASSETS	0.75%	0.70%	0.68%	0.71%	0.69%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	0.67%	0.70%	0.68%	0.69%	0.67%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	2.99%	2.24%	2.29%	2.18%	1.82%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (INCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	3.07%	2.24%	2.29%	2.20%	1.84%
PORTFOLIO TURNOVER RATE	27.94%	26.31%	23.56%	13.27%	3.20%

1 Per share amounts are based upon average shares outstanding.

2 Less than ($0.005) per share.

3 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	180	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Balanced Allocation Fund

	C CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[4]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$12.45	$17.25	$17.11	$15.86	$15.36
Net investment income[1]	0.35	0.26	0.31	0.28	0.20
Net realized and unrealized gain (loss) on investments[1]	2.09	(4.60)	0.29	1.25	0.51

Total from Investment Operations	2.44	(4.34)	0.60	1.53	0.71
Distributions from net investment income	(0.35)	(0.32)	(0.46)	(0.28)	(0.21)
Distributions from capital gains	—	(0.14)	—	(0.00)[3]	—

Total Distributions	(0.35)	(0.46)	(0.46)	(0.28)	(0.21)

NET ASSET VALUE, END OF YEAR	$14.54	$12.45	$17.25	$17.11	$15.86

TOTAL RETURN[2]	19.82%	(25.49)%	3.49%	9.75%	4.64%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$15,548	$12,770	$21,040	$21,272	$16,448
RATIO OF EXPENSES TO AVERAGE NET ASSETS	1.25%	1.20%	1.18%	1.22%	1.22%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	1.17%	1.20%	1.18%	1.20%	1.20%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	2.56%	1.72%	1.77%	1.69%	1.28%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (INCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	2.64%	1.72%	1.77%	1.71%	1.30%
PORTFOLIO TURNOVER RATE	27.94%	26.31%	23.56%	13.27%	3.20%

1 Per share amounts are based upon average shares outstanding.

2 Total return assumes dividend reinvestment and does not reflect the effect of sale charges.

3 Less than ($0.005) per share.

4 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

See Notes to Financial Statements	181	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Balanced Allocation Fund

	A CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[4]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$12.46	$17.27	$17.13	$15.88	$15.37
Net investment income[1]	0.42	0.36	0.45	0.39	0.30
Net realized and unrealized gain (loss) on investments[1]	2.11	(4.61)	0.26	1.25	0.51

Total from Investment Operations	2.53	(4.25)	0.71	1.64	0.81
Distributions from net investment income	(0.43)	(0.42)	(0.57)	(0.39)	(0.30)
Distributions from capital gains	—	(0.14)	—	0.00 [3]	—

Total Distributions	(0.43)	(0.56)	(0.57)	(0.39)	(0.30)

NET ASSET VALUE, END OF YEAR	$14.56	$12.46	$17.27	$17.13	$15.88

TOTAL RETURN[2]	20.66%	(25.02)%	4.16%	10.45%	5.37%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$21,999	$19,506	$29,735	$10,820	$6,450
RATIO OF EXPENSES TO AVERAGE NET ASSETS	0.60%	0.55%	0.54%	0.58%	0.57%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	0.52%	0.55%	0.54%	0.55%	0.55%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	3.09%	2.40%	2.57%	2.38%	1.95%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (INCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	3.17%	2.40%	2.57%	2.41%	1.97%
PORTFOLIO TURNOVER RATE	27.94%	26.31%	23.56%	13.27%	3.20%

1 Per share amounts are based upon average shares outstanding.

2 Total return assumes dividend reinvestment and does not reflect the effect of sale charges.

3 Less than ($0.005) per share

4 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	182	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Growth & Income Allocation Fund

	INSTITUTIONAL CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[3]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$11.97	$17.72	$17.49	$15.97	$15.32
Net investment income[1]	0.44	0.35	0.42	0.38	0.31
Net realized and unrealized gain (loss) on investments[1]	2.20	(5.41)	0.39	1.51	0.65

Total from Investment Operations	2.64	(5.06)	0.81	1.89	0.96
Distributions from net investment income	(0.44)	(0.43)	(0.58)	(0.37)	(0.30)
Distributions from capital gains	—	(0.26)	—	(0.00)[2]	(0.01)

Total Distributions	(0.44)	(0.69)	(0.58)	(0.37)	(0.31)

NET ASSET VALUE, END OF YEAR	$14.17	$11.97	$17.72	$17.49	$15.97

TOTAL RETURN	22.39%	(29.16)%	4.66%	11.96%	6.43%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$51,974	$40,382	$67,402	$54,430	$45,890
RATIO OF EXPENSES TO AVERAGE NET ASSETS	0.29%	0.20%	0.18%	0.22%	0.20%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	0.18%	0.20%	0.18%	0.20%	0.20%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	3.33%	2.28%	2.31%	2.23%	2.03%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (INCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	3.43%	2.28%	2.31%	2.25%	2.03%
PORTFOLIO TURNOVER RATE	27.75%	35.22%	18.45%	14.32%	1.95%

1 Per share amounts are based upon average shares outstanding.

2 Less than ($0.005) per share.

3 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

See Notes to Financial Statements	183	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Growth & Income Allocation Fund

	INVESTOR CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[3]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$11.95	$17.70	$17.47	$15.96	$15.31
Net investment income[1]	0.35	0.27	0.33	0.27	0.24
Net realized and unrealized gain (loss) on investments[1]	2.23	(5.41)	0.40	1.53	0.66

Total from Investment Operations	2.58	(5.14)	0.73	1.80	0.90
Distributions from net investment income	(0.38)	(0.35)	(0.50)	(0.29)	(0.24)
Distributions from capital gains	—	(0.26)	—	(0.00)[2]	(0.01)

Total Distributions	(0.38)	(0.61)	(0.50)	(0.29)	(0.25)

NET ASSET VALUE, END OF YEAR	$14.15	$11.95	$17.70	$17.47	$15.96

TOTAL RETURN	21.84%	(29.56)%	4.16%	11.40%	5.91%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$12,083	$11,049	$16,134	$11,166	$7,546
RATIO OF EXPENSES TO AVERAGE NET ASSETS	0.78%	0.70%	0.68%	0.69%	0.63%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	0.68%	0.70%	0.68%	0.67%	0.63%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	2.70%	1.81%	1.83%	1.78%	1.57%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (INCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	2.80%	1.81%	1.83%	1.80%	1.57%
PORTFOLIO TURNOVER RATE	27.75%	35.22%	18.45%	14.32%	1.95%

1 Per share amounts are based upon average shares outstanding.

2 Less than ($0.005) per share.

3 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	184	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Growth & Income Allocation Fund

	C CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[4]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$11.91	$17.64	$17.42	$15.91	$15.27
Net investment income[1]	0.29	0.20	0.23	0.22	0.16
Net realized and unrealized gain (loss) on investments[1]	2.22	(5.40)	0.40	1.50	0.65

Total from Investment Operations	2.51	(5.20)	0.63	1.72	0.81
Distributions from net investment income	(0.31)	(0.27)	(0.41)	(0.21)	(0.16)
Distributions from capital gains	—	(0.26)	—	(0.00)[3]	(0.01)

Total Distributions	(0.31)	(0.53)	(0.41)	(0.21)	(0.17)

NET ASSET VALUE, END OF YEAR	$14.11	$11.91	$17.64	$17.42	$15.91

TOTAL RETURN[2]	21.20%	(29.86)%	3.60%	10.88%	5.32%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$33,843	$31,953	$55,880	$48,233	$37,020
RATIO OF EXPENSES TO AVERAGE NET ASSETS	1.28%	1.20%	1.18%	1.22%	1.20%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	1.18%	1.20%	1.18%	1.20%	1.20%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	2.22%	1.29%	1.30%	1.24%	1.03%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (INCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	2.32%	1.29%	1.30%	1.26%	1.03%
PORTFOLIO TURNOVER RATE	27.75%	35.22%	18.45%	14.32%	1.95%

1 Per share amounts are based upon average shares outstanding.

2 Total return assumes dividend reinvestment and does not reflect the effect of sale charges.

3 Less than ($0.005) per share.

4 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

See Notes to Financial Statements	185	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Growth & Income Allocation Fund

	A CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[4]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$11.93	$17.67	$17.44	$15.93	$15.29
Net investment income[1]	0.37	0.30	0.36	0.34	0.26
Net realized and unrealized gain (loss) on investments[1]	2.23	(5.41)	0.39	1.48	0.65

Total from Investment Operations	2.60	(5.11)	0.75	1.82	0.91
Distributions from net investment income	(0.40)	(0.37)	(0.52)	(0.31)	(0.26)
Distributions from capital gains	—	(0.26)	—	(0.00)[3]	(0.01)

Total Distributions	(0.40)	(0.63)	(0.52)	(0.31)	(0.27)

NET ASSET VALUE, END OF YEAR	$14.13	$11.93	$17.67	$17.44	$15.93

TOTAL RETURN[2]	22.04%	(29.44)%	4.32%	11.56%	5.97%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$19,428	$20,190	$30,036	$20,836	$20,121
RATIO OF EXPENSES TO AVERAGE NET ASSETS	0.63%	0.55%	0.53%	0.56%	0.55%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	0.53%	0.55%	0.53%	0.55%	0.55%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	2.85%	1.96%	1.98%	1.92%	1.70%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (INCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	2.95%	1.96%	1.98%	1.93%	1.70%
PORTFOLIO TURNOVER RATE	27.75%	35.22%	18.45%	14.32%	1.95%

1 Per share amounts are based upon average shares outstanding.

2 Total return assumes dividend reinvestment and does not reflect the effect of sale charges.

3 Less than ($0.005) per share

4 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	186	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Growth Allocation Fund

	INSTITUTIONAL CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[2]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$11.61	$18.68	$18.21	$16.14	$15.17
Net investment income[1]	0.36	0.21	0.24	0.23	0.20
Net realized and unrealized gain (loss) on investments[1]	2.40	(6.64)	0.71	2.06	0.96

Total from Investment Operations	2.76	(6.43)	0.95	2.29	1.16
Distributions from net investment income	(0.37)	(0.30)	(0.47)	(0.22)	(0.19)
Distributions from capital gains	—	(0.34)	(0.01)	—	—

Total Distributions	(0.37)	(0.64)	(0.48)	(0.22)	(0.19)

NET ASSET VALUE, END OF YEAR	$14.00	$11.61	$18.68	$18.21	$16.14

TOTAL RETURN	24.04%	(35.05)%	5.19%	14.30%	7.73%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$50,952	$39,210	$64,364	$51,586	$39,186
RATIO OF EXPENSES TO AVERAGE NET ASSETS	0.28%	0.20%	0.18%	0.22%	0.20%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	0.18%	0.20%	0.18%	0.20%	0.20%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	2.85%	1.35%	1.24%	1.33%	1.30%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (INCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	2.95%	1.35%	1.24%	1.35%	1.30%
PORTFOLIO TURNOVER RATE	32.24%	31.17%	7.43%	18.90%	1.76%

1 Per share amounts are based upon average shares outstanding.

2 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

See Notes to Financial Statements	187	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Growth Allocation Fund

	INVESTOR CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[2]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$11.61	$18.66	$18.19	$16.12	$15.17
Net investment income[1]	0.28	0.13	0.14	0.15	0.13
Net realized and unrealized gain (loss) on investments[1]	2.41	(6.61)	0.72	2.06	0.94

Total from Investment Operations	2.69	(6.48)	0.86	2.21	1.07
Distributions from net investment income	(0.31)	(0.23)	(0.38)	(0.14)	(0.12)
Distributions from capital gains	—	(0.34)	(0.01)	—	—

Total Distributions	(0.31)	(0.57)	(0.39)	(0.14)	(0.12)

NET ASSET VALUE, END OF YEAR	$13.99	$11.61	$18.66	$18.19	$16.12

TOTAL RETURN	23.35%	(35.30)%	4.70%	13.77%	7.12%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$12,610	$12,597	$18,724	$15,282	$14,422
RATIO OF EXPENSES TO AVERAGE NET ASSETS	0.78%	0.70%	0.68%	0.69%	0.67%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	0.68%	0.70%	0.68%	0.68%	0.67%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	2.16%	0.86%	0.76%	0.83%	0.82%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (INCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	2.26%	0.86%	0.76%	0.82%	0.82%
PORTFOLIO TURNOVER RATE	32.24%	31.17%	7.43%	18.90%	1.76%

1 Per share amounts are based upon average shares outstanding.

2 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	188	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Growth Allocation Fund

	C CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[3]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$11.55	$18.57	$18.12	$16.07	$15.12
Net investment income[1]	0.23	0.05	0.05	0.06	0.05
Net realized and unrealized gain (loss) on investments[1]	2.39	(6.58)	0.71	2.05	0.95

Total from Investment Operations	2.62	(6.53)	0.76	2.11	1.00
Distributions from net investment income	(0.25)	(0.15)	(0.30)	(0.06)	(0.05)
Distributions from capital gains	—	(0.34)	(0.01)	—	—

Total Distributions	(0.25)	(0.49)	(0.31)	(0.06)	(0.05)

NET ASSET VALUE, END OF YEAR	$13.92	$11.55	$18.57	$18.12	$16.07

TOTAL RETURN[2]	22.79%	(35.66)%	4.18%	13.15%	6.64%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$30,775	$26,814	$45,687	$38,013	$26,399
RATIO OF EXPENSES TO AVERAGE NET ASSETS	1.28%	1.20%	1.18%	1.22%	1.19%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	1.18%	1.20%	1.18%	1.20%	1.19%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	1.78%	0.34%	0.25%	0.34%	0.31%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (INCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	1.88%	0.34%	0.25%	0.36%	0.31%
PORTFOLIO TURNOVER RATE	32.24%	31.17%	7.43%	18.90%	1.76%

1 Per share amounts are based upon average shares outstanding.

2 Total return assumes dividend reinvestment and does not reflect the effect of sale charges.

3 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

See Notes to Financial Statements	189	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Growth Allocation Fund

	A CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[3]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$11.61	$18.67	$18.19	$16.13	$15.17
Net investment income[1]	0.31	0.15	0.18	0.16	0.15
Net realized and unrealized gain (loss) on investments[1]	2.40	(6.62)	0.72	2.06	0.95

Total from Investment Operations	2.71	(6.47)	0.90	2.22	1.10
Distributions from net investment income	(0.33)	(0.25)	(0.41)	(0.16)	(0.14)
Distributions from capital gains	—	(0.34)	(0.01)	—	—

Total Distributions	(0.33)	(0.59)	(0.42)	(0.16)	(0.14)

NET ASSET VALUE, END OF YEAR	$13.99	$11.61	$18.67	$18.19	$16.13

TOTAL RETURN[2]	23.53%	(35.25)%	4.91%	13.85%	7.32%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$20,268	$17,808	$29,580	$21,064	$20,159
RATIO OF EXPENSES TO AVERAGE NET ASSETS	0.63%	0.55%	0.53%	0.57%	0.55%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	0.53%	0.55%	0.53%	0.55%	0.55%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	2.42%	0.99%	0.92%	0.99%	0.96%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (INCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	2.52%	0.99%	0.92%	0.97%	0.96%
PORTFOLIO TURNOVER RATE	32.24%	31.17%	7.43%	18.90%	1.76%

1 Per share amounts are based upon average shares outstanding.

2 Total return assumes dividend reinvestment and does not reflect the effect of sale charges.

3 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	190	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Aggressive Growth Allocation Fund

	INSTITUTIONAL CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[2]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$11.20	$19.48	$18.81	$16.27	$14.97
Net investment income[1]	0.29	0.07	0.10	0.09	0.06
Net realized and unrealized gain (loss) on investments[1]	2.53	(7.82)	0.98	2.50	1.26

Total from Investment Operations	2.82	(7.75)	1.08	2.59	1.32
Distributions from net investment income	(0.29)	(0.16)	(0.38)	(0.05)	(0.02)
Distributions from capital gains	—	(0.37)	(0.03)	—	—

Total Distributions	(0.29)	(0.53)	(0.41)	(0.05)	(0.02)

NET ASSET VALUE, END OF YEAR	$13.73	$11.20	$19.48	$18.81	$16.27

TOTAL RETURN	25.26%	(40.46)%	5.71%	15.95%	8.86%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$32,953	$25,412	$44,106	$37,716	$21,970
RATIO OF EXPENSES TO AVERAGE NET ASSETS	0.36%	0.25%	0.20%	0.26%	0.24%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	0.26%	0.25%	0.20%	0.20%	0.20%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	2.30%	0.44%	0.49%	0.48%	0.35%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (INCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	2.40%	0.44%	0.49%	0.54%	0.39%
PORTFOLIO TURNOVER RATE	39.63%	30.06%	10.36%	10.73%	2.01%

1 Per share amounts are based upon average shares outstanding.

2 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

See Notes to Financial Statements	191	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Aggressive Growth Allocation Fund

	INVESTOR CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[2]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$10.93	$19.06	$18.42	$15.98	$14.76
Net investment income (loss)[1]	0.19	(0.01)	0.00	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments[1]	2.50	(7.64)	0.95	2.47	1.25

Total from Investment Operations	2.69	(7.65)	0.95	2.46	1.23
Distributions from net investment income	(0.24)	(0.11)	(0.28)	(0.02)	(0.01)
Distributions from capital gains	—	(0.37)	(0.03)	—	—

Total Distributions	(0.24)	(0.48)	(0.31)	(0.02)	(0.01)

NET ASSET VALUE, END OF YEAR	$13.38	$10.93	$19.06	$18.42	$15.98

TOTAL RETURN	24.67%	(40.77)%	5.15%	15.39%	8.31%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$7,255	$6,920	$12,913	$11,518	$12,353
RATIO OF EXPENSES TO AVERAGE NET ASSETS	0.85%	0.75%	0.70%	0.73%	0.74%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	0.75%	0.75%	0.70%	0.69%	0.70%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (EXCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	1.51%	(0.09)%	(0.02)%	(0.09)%	(0.14)%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (INCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	1.61%	(0.09)%	(0.02)%	(0.05)%	(0.11)%
PORTFOLIO TURNOVER RATE	39.63%	30.06%	10.36%	10.73%	2.01%

1 Per share amounts are based upon average shares outstanding.

2 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	192	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Aggressive Growth Allocation Fund

	C CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[3]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$10.78	$18.86	$18.24	$15.89	$14.74
Net investment income (loss)[1]	0.15	(0.08)	(0.09)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments[1]	2.44	(7.55)	0.95	2.43	1.24

Total from Investment Operations	2.59	(7.63)	0.86	2.35	1.15
Distributions from net investment income	(0.21)	(0.08)	(0.21)	—	—
Distributions from capital gains	—	(0.37)	(0.03)	—	—

Total Distributions	(0.21)	(0.45)	(0.24)	—	—

NET ASSET VALUE, END OF YEAR	$13.16	$10.78	$18.86	$18.24	$15.89

TOTAL RETURN[2]	23.95%	(41.05)%	4.69%	14.79%	7.80%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$7,086	$5,944	$10,144	$7,966	$5,399
RATIO OF EXPENSES TO AVERAGE NET ASSETS	1.36%	1.25%	1.20%	1.25%	1.24%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	1.26%	1.25%	1.20%	1.20%	1.20%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (EXCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	1.25%	(0.56)%	(0.49)%	(0.55)%	(0.64)%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (INCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	1.36%	(0.56)%	(0.49)%	(0.50)%	(0.61)%
PORTFOLIO TURNOVER RATE	39.63%	30.06%	10.36%	10.73%	2.01%

1 Per share amounts are based upon average shares outstanding.

2 Total return assumes dividend reinvestment and does not reflect the effect of sale charges.

3 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

See Notes to Financial Statements	193	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented

Accessor Aggressive Growth Allocation Fund

	A CLASS SHARES
	FOR THE YEARS ENDED DECEMBER 31,[3]
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$11.09	$19.31	$18.66	$16.17	$14.92
Net investment income[1]	0.24	0.02	0.03	0.03	0.01
Net realized and unrealized gain (loss) on investments[1]	2.51	(7.75)	0.96	2.49	1.25

Total from Investment Operations	2.75	(7.73)	0.99	2.52	1.26
Distributions from net investment income	(0.26)	(0.12)	(0.31)	(0.03)	(0.01)
Distributions from capital gains	—	(0.37)	(0.03)	—	—

Total Distributions	(0.26)	(0.49)	(0.34)	(0.03)	(0.01)

NET ASSET VALUE, END OF YEAR	$13.58	$11.09	$19.31	$18.66	$16.17

TOTAL RETURN[2]	24.80%	(40.66)%	5.30%	15.56%	8.46%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$9,027	$7,587	$12,864	$9,032	$5,589
RATIO OF EXPENSES TO AVERAGE NET ASSETS	0.71%	0.60%	0.55%	0.61%	0.59%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS	0.61%	0.60%	0.55%	0.55%	0.55%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (EXCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	1.90%	0.11%	0.16%	0.12%	0.03%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (INCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)	2.01%	0.11%	0.16%	0.18%	0.06%
PORTFOLIO TURNOVER RATE	39.63%	30.06%	10.36%	10.73%	2.01%

1 Per share amounts are based upon average shares outstanding.

2 Total return assumes dividend reinvestment and does not reflect the effect of sale charges.

3 The information provided below for the fiscal year ended December 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

December 31, 2009	194	See Notes to Financial Statements

Notes to Financial Statements

1. Organization

Forward Funds (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers multiple separate series each with its own investment objective and policies, sixteen of which are known as the Accessor Funds (each a “Fund” or “Accessor Fund” and collectively, the “Funds” or “Accessor Funds”). Each of the Accessor Funds (with the exception of the Accessor Frontier Markets Fund and the Accessor Investment Grade Fixed-Income Fund) is a successor to a previously operational fund which was a series of Accessor Funds, Inc., a Maryland corporation, and was reorganized into the corresponding Accessor Fund effective September 1, 2008. This annual report covers the sixteen Accessor Funds, which consist of eight diversified and two non-diversified investment portfolios (the “Underlying Funds”); and six diversified funds of funds investment portfolios (the “Allocation Funds”). The Underlying Funds in this report are the Accessor Growth Fund, Accessor Value Fund, Accessor Small to Mid Cap Fund and Accessor International Equity Fund (the “Equity Funds”); the Accessor High Yield Bond Fund, Accessor Investment Grade Fixed-Income Fund (formerly the “Accessor Intermediate Fixed-Income Fund”) Accessor Mortgage Securities Fund (the “Bond Funds”) and Accessor U.S. Government Money Fund (the “Money Fund”) (collectively with the Bond Funds, the “Fixed-Income Funds”); and the Accessor Frontier Markets Fund and Accessor Strategic Alternatives Fund (collectively, the “Alternative Funds”). The six Allocation Funds are the Accessor Income Allocation Fund, Accessor Income & Growth Allocation Fund, Accessor Balanced Allocation Fund, Accessor Growth & Income Allocation Fund, Accessor Growth Allocation Fund and Accessor Aggressive Growth Allocation Fund.

The Accessor Growth Fund, Accessor Value Fund, Accessor Small to Mid Cap Fund, Accessor International Equity Fund, Accessor High Yield Bond Fund, Accessor Investment Grade Fixed-Income Fund and Accessor Mortgage Securities Fund each offer four classes of shares: Institutional Class Shares (formerly Advisor Class Shares), Investor Class Shares, C Class Shares and Z Class Shares. The Accessor U.S. Government Money Fund offers five classes of shares: Institutional Class Shares (formerly Advisor Class Shares), Investor Class Shares, A Class Shares, C Class Shares and Z Class Shares (formerly Institutional Class Shares). The Allocation Funds each offer four classes of shares: Institutional Class Shares (formerly Advisor Class Shares), Investor Class Shares, A Class Shares and C Class Shares. The Accessor Strategic Alternatives Fund and the Accessor Frontier Markets Fund each offer three classes of shares: Institutional Class Shares (formerly Advisor Class Shares), Investor Class Shares and Z Class Shares. Effective November 20, 2009, the A Class Shares were exchanged for Institutional Class Shares for the following funds: Accessor Growth, Accessor Value, Accessor Small to Mid Cap, Accessor International Equity and Accessor High Yield Bond. Each class of shares of each Accessor Fund has identical rights and privileges as the other classes of shares of such Accessor Fund, except that (i) each class of shares bears class-specific expenses allocated to it; (ii) each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to the distribution or service arrangements of such classes; and (iii) each class has separate voting rights on any matter submitted to the shareholders in which interests of one class differ from the interests of the shareholders of the other classes of shares.

195	December 31, 2009

Notes to Financial Statements

2. Significant Accounting Policies

Financial Accounting Standards Board (“FASB”) Launches Accounting Standards Codification: The FASB has issued FASB ASC 105 (formerly FASB Statement No. 168), The “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles (“ASC 105”). ASC 105 established the FASB Accounting Standards Codification™ (“Codification” or “ASC”) as the single source of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by non-governmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

GAAP is not intended to be changed as a result of the FASB’s Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Trust has implemented the Codification as of September 30, 2009.

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with GAAP. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. To the extent that the Allocation Funds are invested in each of the Underlying Funds, the Allocation Funds will also be exposed to certain estimates, assumptions, and security transactions indirectly. The financial statements have been prepared as of the close of the New York Stock Exchange on December 31, 2009.

Security Valuation: Net Asset Value (“NAV”) per share of each Fund is calculated as of the close of regular trading of the NYSE (normally 4:00 p.m. Eastern Time), except that the NAV per share of the Money Fund is calculated at 5:00 p.m. Eastern Time. If the NYSE closes early, the Funds may close early and may value their shares at an earlier time.

The Funds generally value their securities using prices obtained from a pricing service. Equity securities (both domestic and international) and fixed-income securities listed and traded principally on a national securities exchange are typically valued on the basis of last reported sale price or a market’s official closing price on such exchange on the day of valuation or, if no sale occurred on such day, at the closing bid price on the primary exchange on which the security is traded. Because foreign securities markets are open on different days from U.S. markets, there may be instances when prices of foreign securities in which a Fund invests change on days when shareholders are not able to buy or

December 31, 2009	196

Notes to Financial Statements

sell Fund shares. Over-the-counter equity securities, options, and futures contracts are generally valued on the basis of the last reported sale price or a market’s official closing price or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices. Many fixed income securities do not trade each day and thus the last sale or bid prices are frequently not available. Fixed-income securities may be valued using prices provided by a pricing service, including a qualified broker quote, when such prices are believed by Forward Management, LLC (“Forward Management”) and the appropriate sub-advisor, an unaffiliated investment management organization (referred to herein each as a “Money Manager” and collectively, as the “Money Managers”) to reflect the fair market value of such securities. To the extent that such fixed-income securities do not trade each day and last sale or bid prices are not available, the Board of Trustees has authorized the use of matrix pricing or similar valuation methods used by such pricing sources. Investments held by the Money Fund are valued at amortized cost and short-term debt securities maturing in 60 days or less may be valued at amortized cost, which approximates market value.

Investments by the Allocation Funds in shares of the Underlying Funds and other Forward Funds are valued at the NAV per share of the applicable Fund. Investments by any Fund in exchange-traded open-end investment companies or closed-end investment companies are priced as equity securities as stated above.

An investment for which a price is not readily available as described above is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The fair value of a security may be determined in circumstances, including, but not limited to, when (i) the exchange or market on or in which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) Forward Management or the appropriate Money Manager believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded, or (vi) there has been a significant subsequent event. For securities which do not have a price source due to its lack of liquidity, the Funds consider and utilize information from other parts of the markets as well as the characteristics of the asset to development an investment’s fair value. A significant event is one where it is believed with a reasonably high degree of certainty that a particular event has caused the price of the security to no longer reflect its current value as of the time of the Fund’s NAV calculation. The Funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. The Funds (specifically the Accessor Frontier Markets Fund, Accessor Strategic Alternatives Fund and Accessor International Equity Fund) may, however, use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Fund normally values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may occur before a Fund values its securities. To account for this, the Funds (particularly the Accessor Frontier Markets Fund, Accessor Strategic Alternatives Fund and Accessor International Equity Fund) may frequently value many foreign equity securities using the fair value procedures adopted by the Board of Trustees. On days when a change has occurred in the closing level of a benchmark index by an amount approved by the Board of Trustees from the previous trading day’s closing level and other criteria have been met, the Board of Trustees has

197	December 31, 2009

Notes to Financial Statements

authorized the use of an independent fair valuation service to provide the fair value for foreign equity securities. Forward Management and the Money Managers review the fair values provided, review periodically the methodology and procedures used in providing values to the Funds, and evaluate the accuracy of the prices provided.

“Fair Value Measurements” define fair value, establish a fair value hierarchy and specify that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under “Fair Value Measurements” are described below:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2—Quoted prices which are not active or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3—Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

As required by “Fair Value Measurements”, investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs and may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The designated inputs levels are not necessarily an indication of the risks or liquidity associated with these investments.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Funds’ investments:

Accessor Growth Fund
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Common Stock	$90,466,534	—	—	$90,466,534

Total Investments in Securities	$90,466,534	—	—	$90,466,534

Accessor Value Fund
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Common Stock	$84,716,382	—	—	$84,716,382

Total Investments in Securities	$84,716,382	—	—	$84,716,382

Accessor Small to Mid Cap Fund
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Common Stock	$169,571,202	—	—	$169,571,202

Total Investments in Securities	$169,571,202	—	—	$169,571,202

December 31, 2009	198

Notes to Financial Statements

Accessor International Equity Fund
	LEVEL 1	LEVEL 2[1]	LEVEL 3	TOTAL
Investments in Common Stock Securities
Australia	$—	$4,625,391	$—	$4,625,391
Austria	—	342,727	—	342,727
Belgium	—	192,657	—	192,657
Brazil	4,009,698	—	—	4,009,698
Cayman Islands	—	480,065	—	480,065
Chile	116,490	128,016	—	244,506
China	—	4,104,193	—	4,104,193
Czech Republic	—	178,007	—	178,007
Denmark	—	1,451,879	—	1,451,879
France	—	7,102,481	—	7,102,481
Germany	—	6,979,148	—	6,979,148
Great Britian	—	16,893,633	—	16,893,633
Greece	—	562,375	—	562,375
Hong Kong	—	2,655,230	—	2,655,230
India	714,004	869,331	—	1,583,335
Indonesia	—	873,641	—	873,641
Ireland	—	350,852	—	350,852
Israel	522,995	—	—	522,995
Italy	—	2,977,172	—	2,977,172
Japan	—	15,374,202	—	15,374,202
Malaysia	—	392,342	—	392,342
Mexico	1,040,824	—	—	1,040,824
Netherlands	—	2,783,369	—	2,783,369
Norway	—	2,047,213	—	2,047,213
Poland	—	355,414	—	355,414
Russia	493,789	1,089,734	—	1,583,523
Singapore	—	209,095	—	209,095
South Africa	—	948,597	—	948,597
South Korea	301,530	2,894,935	308,862	3,505,327
Spain	—	3,536,059	—	3,536,059
Sweden	—	280,467	—	280,467
Switzerland	—	5,453,354	—	5,453,354
Taiwan	1,089,820	1,212,532	—	2,302,352
Thailand	—	828,512	—	828,512
Turkey	—	751,096	—	751,096

Total Investments in Securities	$8,289,150	$88,923,719	$308,862	$97,521,731

[1] Represents securities trading primarily outside the United States the values of which were adjusted as a result of significant market movements following the close of local trading.

Accessor Strategic Alternatives Fund
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Corporate Bonds	$—	$9,284,000	$—	$9,284,000
Exchange Traded Funds	67,984,836	—	—	67,984,836
Exchange Traded Note	16,750,878	—	—	16,750,878
Structured Notes	—	12,006,100	—	12,006,100
U.S. Government and Agency Security	—	9,998,760	—	9,998,760
Purchased Options	1,036,000	2,236,000		3,272,000

Total Investments in Securities	$85,771,714	$33,524,860	$—	$119,296,574

199	December 31, 2009

Notes to Financial Statements

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Other Financial Instruments
Written Options	$—	$(648,855)	$—	$(648,855)

Total Investments in Other Financial Instruments	$—	$(648,855)	$—	$(648,855)

Accessor Frontier Markets Fund
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Common Stock	$2,636,360	$—	$—	$2,636,360
Exchange Traded Products	19,252,629	—	—	19,252,629
U.S. Government and Agency Security	—	7,499,801	—	7,499,801
Warrants	—	7,483,768	—	7,483,768

Total Investments in Securities	$21,888,989	$14,983,569	$—	$36,872,558

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Other Financial Instruments
Total Return Swap Contracts	$—	$93,589	$—	$93,589

Total Investments in Other Financial Instruments	$—	$93,589	$—	$93,589

Accessor High Yield Bond Fund
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Corporate Bonds	$—	$101,574,081	$1,215,625	$102,789,706

Total Investments in Securities	$—	$101,574,081	$1,215,625	$102,789,706

Accessor Investment Grade Fixed-Income Fund
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Asset Backed Securities	$—	$1,638,670	$4,284,862	$5,923,532
Collateralized Mortgage Obligations	—	16,551,515	47,223	16,598,738
Corporate Bonds	—	27,649,703	1,480,719	29,130,422
Municipal Bonds	—	3,140,535	—	3,140,535
U.S. Government and Agency Security	—	53,847,244	—	53,847,244

Total Investments in Securities	$—	$102,827,667	$5,812,804	$108,640,471

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Other Financial Instruments
Written Options	$(126,063)	$—	$—	$(126,063)
TBA Purchase Commitments	—	7,384,529	—	7,384,529
Futures — Unrealized appreciation	430,102	—	—	430,102
Futures — Unrealized depreciation	(37,376)	—	—	(37,376)

Total Investments in Other Financial Instruments	$266,663	$7,384,529	$—	$7,651,192

Accessor Mortgage Securities Fund
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Asset Backed Securities	$—	$1,334,612	$—	$1,334,612
Project Loan	—	—	2,283	2,283
Collateralized Mortgage Obligations	—	58,994,170	—	58,994,170
Purchased Options	58,725			58,725

Total Investments in Securities	$58,725	$60,328,782	$2,283	$60,389,790

December 31, 2009	200

Notes to Financial Statements

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Other Financial Instruments
TBA Purchase Commitments	$—	$36,282,309	$—	$36,282,309
TBA Sale Commitments	—	(31,622,023)	—	(31,622,023)
Futures — Unrealized appreciation	20,476	—	—	20,476
Futures — Unrealized depreciation	(26,700)	—	—	(26,700)
Written Options	(33,412)	—	—	(33,412)

Total Investments in Other Financial Instruments	$(39,636)	$4,660,286	$—	$4,620,650

Accessor U.S. Government Money Fund
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Commerical Paper	$—	$106,756,608	$—	$106,756,608
U.S. Agency Bonds	—	490,484,952	—	490,484,952

Total Investments in Securities	$—	$597,241,560	$—	$597,241,560

Accessor Income Allocation Fund
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Affiliated Investment Companies	$20,304,915	$—	$—	$20,304,915

Total Investments in Securities	$20,304,915	$—	$—	$20,304,915

Accessor Income & Growth Allocation Fund
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Affiliated Investment Companies	$53,404,718	$—	$—	$53,404,718

Total Investments in Securities	$53,404,718	$—	$—	$53,404,718

Accessor Balanced Allocation Fund
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Affiliated Investment Companies	$125,117,127	$—	$—	$125,117,127

Total Investments in Securities	$125,117,127	$—	$—	$125,117,127

Accessor Growth & Income Allocation Fund
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Affiliated Investment Companies	$115,329,773	$—	$—	$115,329,773

Total Investments in Securities	$115,329,773	$—	$—	$115,329,773

Accessor Growth Allocation Fund
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Affiliated Investment Companies	$113,405,658	$—	$—	$113,405,658

Total Investments in Securities	$113,405,658	$—	$—	$113,405,658

Accessor Aggressive Growth Allocation Fund
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Affiliated Investment Companies	$55,668,508	$—	$—	$55,668,508

Total Investments in Securities	$55,668,508	$—	$—	$55,668,508

201	December 31, 2009

Notes to Financial Statements

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

Accessor International Equity Fund(a)
COMMON STOCK
Beginning balance as of January 1, 2009	$2,397,670
Accrued discounts/premiums	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	—
Net purchases/sales	—
Net transfer in and/or out of Level 3	(2,088,808)

Ending balance as of December 31, 2009	$308,862

Net change in unrealized appreciation/depreciation included in earnings related to investments still held at December 31, 2009	$20,355,781

Accessor High Yield Bond Fund(a)
CORPORATE BONDS
Beginning balance as of January 1, 2009	—
Accrued discounts/premiums	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	—
Net purchases/sales	—
Net transfer in and/or out of Level 3	$1,215,625

Ending balance as of December 31, 2009	$1,215,625

Net change in unrealized appreciation/depreciation included in earnings related to investments still held at December 31, 2009	$8,420,652

Accessor Investment Grade Fixed-Income Fund(a)
ASSET BACKED SECURITIES
Beginning balance as of January 1, 2009	$1,171,885
Accrued discounts/premiums	6,787
Realized gain/(loss)	2,355,066
Change in unrealized appreciation/(depreciation)	(3,707,800)
Net purchases/sales	3,623,535
Net transfer in and/or out of Level 3	835,389

Ending balance as of December 31, 2009	$4,284,862

Accessor Investment Grade Fixed-Income Fund(a)
COLLATERALIZED MORTGAGE OBLIGATIONS
Beginning balance as of January 1, 2009	$149,078
Accrued discounts/premiums	980
Realized gain/(loss)	1,015,118
Change in unrealized appreciation/(depreciation)	(1,155,727)
Net purchases/sales	37,774
Net transfer in and/or out of Level 3	—

Ending balance as of December 31, 2009	$47,223

Accessor Investment Grade Fixed-Income Fund(a)
CORPORATE BONDS
Beginning balance as of January 1, 2009	$981,402
Accrued discounts/premiums	58,063
Realized gain/(loss)	2,156,722
Change in unrealized appreciation/(depreciation)	(596,800)
Net purchases/sales	(1,118,668)
Net transfer in and/or out of Level 3	—

Ending balance as of December 31, 2009	$1,480,719

Net change in unrealized appreciation/depreciation included in earnings related to investments still held at December 31, 2009	$(18,824,956)

Accessor Mortgage Securities Fund(a)
PROJECT LOAN
Beginning balance as of January 1, 2009	$—
Accrued discounts/premiums	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	—
Net purchases/sales	—
Net transfer in and/or out of Level 3	2,283

Ending balance as of December 31, 2009	$2,283

Net change in unrealized appreciation/depreciation included in earnings related to investments still held at December 31, 2009	$—

(a) Net realized gain/(loss) and net unrealized appreciation/(depreciation) are included in the related amounts on investments in the Statement of Operations.

December 31, 2009	202

Notes to Financial Statements

Security Transactions and Investment Income: Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis. All premiums and discounts are amortized or accreted for financial statement reporting purposes using the effective interest method. Dividend income, less foreign tax withheld, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Realized gains and losses on the sale of investments are determined on the identified cost basis.

Foreign Currency Transactions: The books and records of the Funds are maintained in U.S. dollars. The Bond Funds may purchase debt obligations that are denominated in a foreign currency; and the Equity Funds and the Alternative Funds may purchase equity securities that are denominated in a foreign currency. Investment securities and other assets and liabilities that are denominated in a foreign currency are translated into U.S. dollars at the exchange rate in effect on the day of valuation. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities. Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the translated amount of income or expenses initially recorded in each of the Fund’s accounting records and the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, excluding investments in securities, resulting from changes in the exchange rates.

The Funds report certain foreign currency related security transactions as components of realized gains and losses in the statements of operations for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations.

Off-Balance Sheet Risk: The Funds (other than U.S. Government Money Fund and the Allocation Funds) may trade financial instruments with off-balance sheet risk in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts, futures contracts and options transactions.

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts: The Funds (other than the U.S. Government Money Fund and the Allocation Funds) are permitted to enter into financial futures contracts and stock index futures contracts in accordance with their investment objectives. A Fund may do so for a variety of

203	December 31, 2009

Notes to Financial Statements

reasons including for cash management purposes. The Accessor International Equity Fund may also purchase and write futures contracts on foreign currencies. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the contract. Such payments or receipts are known as variation margin and are recorded for financial statement purposes as unrealized gains or losses by a Fund. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in the value of the underlying securities may not correlate to the change in value of the contracts. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Forward Foreign Currency Exchange Contracts: The Accessor International Equity Fund will generally enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. It may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss until the contract settlement date, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Accessor International Equity Fund’s securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Options Transactions: Certain Funds may purchase and write call and put options on securities and securities indices, provided such options are traded on a national securities exchange or an over-the-counter market. The Accessor International Equity Fund may also purchase and sell call and put options on foreign currencies.

When any of the Funds writes or purchases a covered call or put option, an amount equal to the premium received is included in that Fund’s statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying

December 31, 2009	204

Notes to Financial Statements

securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or index underlying the written option.

When any of the Funds purchases a call or put option, an amount equal to the premium paid is included in that Fund’s statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation.

Swap Agreements: Certain Funds may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements as well as purchase and sell options to enter into such swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller

205	December 31, 2009

Notes to Financial Statements

in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund there under. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by Forward Management or the appropriate Money Manager, in accordance with procedures established by the Board of Trustees to limit any potential leveraging of a Fund’s portfolio.

Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

December 31, 2009	206

Notes to Financial Statements

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on Forward Management’s or the appropriate Money Manager’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit a Fund’s ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Structured Notes: The Accessor Strategic Alternatives Fund (the “Fund”), as part of its investment objective, may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the structured note will default or become bankrupt. The Fund bears the risk of the loss of its principal investment and periodic interest payments expected to be received for the duration of its investment in the structures notes.

In the case of structured notes on credit default swaps, the Accessor Strategic Alternatives Fund is also subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credit defaults, the Accessor Strategic Alternatives Fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Accessor Strategic Alternatives Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

The Accessor Strategic Alternatives Fund intends to invest in equity-linked structured notes (which would be linked to an equity index) to a significant extent. A highly liquid secondary market may not exist for the structured notes the Accessor Strategic Alternatives Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. The lack of a highly liquid secondary market may make it difficult for the Accessor Strategic Alternatives Fund to sell the structured notes they hold at an acceptable price or accurately value such notes.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The

207	December 31, 2009

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collateral for a structured note may be one or more credit default swaps, which are subject to additional risks.

Forward Commitments: The Funds (other than the Allocation Funds) may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however the market value may change prior to delivery.

Each Fund may enter into TBA sale commitments to hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time TBA sale commitments are outstanding, equivalent deliverable securities or offsetting TBA purchase commitment deliverables on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities, according to the procedures described under “Security Valuation” above. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Dollar Rolls: The Funds may enter into mortgage dollar rolls (principally using TBAs) in which each Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed upon price on a fixed date. Each Fund accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Collateralized Debt Obligations: The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than their underlying

December 31, 2009	208

Notes to Financial Statements

securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest (“interest only” or “IO” class) while the other class will receive the entire principal (“principal only” or “PO” class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Repurchase Agreements: The Funds may enter into repurchase agreements (agreements to purchase securities—generally securities of the U.S. Government, its agencies or instrumentalities—subject to the seller’s agreement to repurchase them at a specified time and price) with well established dealers or institutions that Forward Management or the appropriate Money Manager has determined to be creditworthy. It is the Funds’ policy to take possession of the underlying securities as collateral and, on a daily basis, mark-to-market such securities to ensure that the market value including accrued interest is at least equal to the amount owed to the Funds under each repurchase agreement. As of December 31, 2009, there are no Accessor Funds with a Repurchase Agreement.

Distributions to Shareholders: Distributions from net investment income, if any, are declared daily and paid monthly for the Money Fund; declared and paid monthly for the Bond Funds, the Accessor Income Allocation Fund, Accessor Income & Growth Allocation Fund and Accessor Balanced Allocation Fund; declared and paid quarterly for the other Equity Funds, the Accessor Strategic Alternatives Fund, and the other Allocation Funds; and declared and paid

209	December 31, 2009

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annually for the Accessor International Equity Fund and Accessor Frontier Markets Fund. Distributions of net realized gains, if any, will be declared and paid at least annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Federal Income Taxes: It is each Fund’s intention to continue to comply with the requirements of Subchapter M of the Code to qualify as a regulated investment company. Subchapter M requires a regulated investment company to distribute substantially all of its taxable income and net realized gains, if any, to shareholders. By distributing all of its taxable income and realized gains to shareholders, a Fund will not be subject to Federal income or excise tax. Accordingly, no provision for Federal income taxes is required in the financial statements.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amount of net investment income and net realized gains or losses reported in the annual financial statements may differ from that reported in each Fund’s tax return and, consequently, the character of distributions to shareholders reported in the statements of changes in net assets and financial highlights may differ from that reported to shareholders for Federal income tax purposes.

Other Expenses: Shared expenses incurred by the Trust are generally allocated among the Funds based on each Fund’s ratio of relative net assets to the combined net assets. Specifically identified direct expenses are charged to each Fund as incurred to the extent practicable. Investment income, realized and unrealized gains and losses and Fund expenses not specific to any class of shares are prorated among the classes based upon the relative net assets of each class. Certain specifically identified direct expenses of each class are charged to that class as incurred.

Illiquid or Restricted Securities: The Funds (other than the Money Fund and the Allocation Funds) are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public once the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information relating to restricted securities held as of December 31, 2009 is detailed in the Schedules of Investments, as applicable.

Each Fund (except the Allocation Funds) may invest a portion of its net assets not to exceed 15% in securities that are illiquid (except the Money Fund, which may not exceed 10%). Illiquid securities are securities that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Funds have valued the securities. Certain restricted securities are not subject to the 15% limitation if Forward Management determines that such security is liquid pursuant to procedures approved by the Board of Trustees.

Redemption Fees: Shares exchanged or redeemed from the Equity Funds, the Accessor High Yield Bond Fund and Accessor Strategic Alternatives Fund within 90 days from the date of purchase were previously subject to a redemption fee equal to 2% of the proceeds of the

December 31, 2009	210

Notes to Financial Statements

redeemed or exchanged shares. These fees, which were retained by these Funds, were accounted for as an addition to paid-in-capital. Cost of redemptions reported in the Statements of Changes in Net Assets is reported net of such fees. Effective September 1, 2008, the 2% redemption fee on these Funds was eliminated.

ReFlow Transactions: The Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the Fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a Fund equal to the amount of the Fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the Fund experiences net subscriptions. In return for this service, the Funds will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of any Fund.

ReFlow Management Co., LLC, the entity that facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, the investment advisor to the Funds. In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by the Accessor Growth Fund, Accessor Value Fund, Accessor Small to Mid Cap Fund, Accessor International Equity Fund, Accessor High Yield Bond Fund, Accessor Investment Grade Fixed-Income, Accessor Income Allocation Fund, Accessor Income & Growth Allocation Fund, Accessor Growth & Income Allocation Fund, Accessor Growth Allocation Fund and Accessor Aggressive Growth Fund during the year ended December 31, 2009 are recorded in the Statement of Operations. During that same period, there were no ReFlow fees incurred by the other Accessor Funds.

Lending of Portfolio Securities: Each Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the securities loaned plus accrued interest, if any. Upon lending its securities to third parties, a Fund receives compensation in the form of income on the investment of the cash collateral. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. The Fund bears the risk of any income or gains and losses from investing and reinvesting cash pledged as collateral. This collateral must be valued daily and should the market value of the

211	December 31, 2009

Notes to Financial Statements

loaned securities increase the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. As of December 31, 2009, there were no Funds with securities on loan and during the year ended December 31, 2009 there was no securities lending activity in the Funds.

3. Related Party Transactions

Manager: The Trust has entered into an investment management agreement with Forward Management pursuant to which Forward Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates:

FUND	ANNUAL MANAGEMENT FEE
Accessor Growth	0.45%
Accessor Value	0.45%
Accessor Small to Mid Cap	0.60%
Accessor International Equity	0.55%
Accessor Strategic Alternatives	0.70%
Accessor Frontier Markets	0.85%
Accessor High Yield Bond	0.36%
Accessor Investment Grade Fixed-Income	0.33%
Accessor Mortgage Securities	0.36%
Accessor U.S. Government Money	0.08%
Accessor Income Allocation	0.10%[1]
Accessor Income & Growth Allocation	0.10%[1]
Accessor Balanced Allocation	0.10%[1]
Accessor Growth & Income Allocation	0.10%[1]
Accessor Growth Allocation	0.10%[1]
Accessor Aggressive Growth Allocation	0.10%[1]

1 Forward Management has contractually agreed to waive its investment management fee and reimburse the Allocation Fund’s transfer agent fees until April 30, 2010. Forward Management does not have the ability to recapture reimbursed management fees.

The Trust has obtained an exemptive order from the Securities and Exchange Commission (“SEC”) that allows the Allocation Funds to enter into a special servicing agreement with the Underlying Funds under which the Underlying Funds will pay the expenses of the Allocation Funds (other than the Allocation Funds’ direct management fees, distribution and service fees, and administrative services fees) to the extent that the Underlying Funds derive additional financial and other benefits as a result of investments from the Allocation Funds. None of the expenses incurred by the Allocation Funds for the year ended December 31, 2009 were paid by the Underlying Funds.

Money Managers: Each Fund (other than the Money Fund, the Alternative Funds and the Allocation Funds) is sub-advised by a Money Manager, researched and recommended by Forward Management. During the year ended December 31, 2009, the Money Managers received a fee (from the Funds) based on the average daily net assets aggregated across all the classes of each Fund as set forth below. This fee is accrued daily and paid monthly.

FUND	ANNUAL FEE
Accessor Growth	0.25%
Accessor Value	0.25%
Accessor Small to Mid Cap	0.40%
Accessor International Equity	0.45% on assets up to $500 million
0.425% on assets over $500 million and up to $1 billion
0.40% on assets over $1 billion
Accessor High Yield Bond	0.25%
Accessor Investment Grade Fixed-Income	0.25%
Accessor Mortgage Securities	0.25% on assets up to $100 million
0.20% on assets over $100 million up to $200 million
0.15% over $200 million

For the Money Managers of the Accessor Growth Fund and Accessor Value Fund (Smith Asset Management Group and Acadian Asset

December 31, 2009	212

Notes to Financial Statements

Management, respectively) each Money Manager is paid a base fee (“Base Rate”) of 0.25% plus a performance component (“Performance Adjustment”). The Performance Adjustment rate will increase or decrease proportionately to the difference in performance (the “Performance Difference”) between the Fund and its benchmark index. The Performance Adjustment is calculated monthly off of a rolling 12-month performance period.

With regard to the Accessor Growth Fund, to the extent that the Performance Difference between the Fund and the S&P 500/Citigroup Growth Index falls within a “null zone” that is equal to plus 100 basis points (1.00%) or minus 100 basis points (-1.00%), the Performance Adjustment rate shall be zero and there shall be no Performance Adjustment. The Performance Adjustment rate shall not exceed an absolute value of 15 basis points (0.15%) and the maximum Performance Adjustment rate shall be made when the Performance Difference reaches plus or minus 350 basis points (3.50%). Therefore, the minimum possible annual fee payable to the Money Manager will be 10 basis points (0.10%) and the maximum possible annual fee will be 40 basis points (0.40%).

With regard to the Accessor Value Fund, to the extent that the Performance Difference between the Fund and the S&P 500/Citigroup Value Index falls within a “null zone” that is equal to plus 75 basis points (0.75%) or minus 75 basis points (-0.75%), the Performance Adjustment rate shall be zero and there shall be no Performance Adjustment. The Performance Adjustment rate shall not exceed an absolute value of 5 basis points (0.05%) and the maximum Performance Adjustment rate shall be made when the Performance Difference reaches plus or minus 325 basis points (3.25%). Therefore, the minimum possible annual fee payable to the Money Manager will be 20 basis points (0.20%) and the maximum possible annual fee will be 30 basis points (0.30%).

FUND	BASE ADVISORY FEE	PERFORMANCE FEE ADJUSTMENT RATE	PERFORMANCE DIFFERENCE
Growth	0.25%	+/-0.15%	1.00%
Value	0.25%	+/-0.05%	0.75%

During the year ended December 31, 2009, the Funds’ Money Manager fees were adjusted in accordance with the policy described above as follows:

FUND	BASE ADVISORY FEE	PERFORMANCE FEE ADJUSTMENT RATE	MONEY MANAGER FEE
Growth	$182,719	$(10,943)	$171,776
Value	185,431	(6,441)	178,990

Distribution and Service Plans: The Trust has adopted Distribution and Service Plans (the “Plans”) under Rule 12b-1 of the 1940 Act with respect to the Investor Class Shares, A Class Shares and C Class Shares of each Fund to compensate the distributor of the Accessor Funds, SEI Investments Distribution Co. (the “Distributor”), and/or third party intermediaries or other service organizations for providing distribution and non-distribution-related services to certain shareholders of the Trust. Under the terms of these Plans, the Trust will pay the Distributor and/or third party selling and distribution agents for sales and promotional efforts including printing of prospectuses and reports used for sales purposes. The Trust will also pay third party service organizations for providing non-distribution related services such as account maintenance services.

The maximum amount payable to the Distributor and/or third party selling and distribution agents under the Plans, in aggregate, may not exceed on an annual basis 0.25% of the average daily net assets of each Fund attributable to Investor Class Shares; 0.35% of the average daily net assets of each Fund attributable to A Class Shares of the Accessor Frontier Markets Fund and the Allocation Funds (except the Accessor Income Allocation Fund); 0.25% of the average daily assets of each Fund attributable to A Class Shares of the Money Fund and the Accessor Income Allocation Fund; and 1.00% of the

213	December 31, 2009

Notes to Financial Statements

average daily net assets of each Fund attributable to C Class Shares (0.75% for distribution and 0.25% for shareholder service fees).

The Board may temporarily reduce and/or eliminate the payment of Rule 12b-1 fees with respect to the Money Fund to assist the Money Fund’s efforts to maintain a $1.00 NAV per share. Any reduction and/or elimination of the Money Fund’s Rule 12b-1 fees may be reinstated by the Board at any time. Effective January 13, 2009, the Board of Trustees temporarily reduced the payment of Rule 12b-1 fees for C Class Shares of the Money Fund to 50 basis points (0.50%). Effective February 1, 2009, the Board of Trustees temporarily reduced the payment of Rule 12b-1 fees for C Class Shares of the Money Fund to 25 basis points (0.25%) and temporarily eliminated Rule 12b-1 fees for Investor Class Shares of the Money Fund. Effective April 1, 2009, the Board of Trustees eliminated Rule 12b-1 fees for A Class and C Class Shares of the Money Fund.

Distributor: The Funds’ distribution and service plans for the Investor Class Shares, A Class Shares and the C Class Shares allow each class to pay distribution and service fees to the Distributor, which may pay some or all of these fees to financial intermediaries for sales and distribution-related activities and for providing non-distribution related shareholder services. The distribution and service fee is paid to each financial intermediary that enters into a selling agreement with the Distributor or a services agreement with the Accessor Funds based on the average daily net assets of accounts attributable to such intermediary.

Further, under the A Class Shares and C Class Shares distribution and service plan, the Distributor will generally retain the first year of the distribution and service fees attributable to purchases of A Class Shares and will retain the distribution and service fees attributable to purchases of C Class Shares for which a broker-dealer has received an up-front commission payment from the Distributor. The Distributor may retain the distribution and service fee for accounts not attributable to a broker-dealer. Certain A Class Shares and C Class Shares are subject to a 0.50% and 1.00% contingent deferred sales charge (“CDSC”) for shares sold within 18 months and twelve months, respectively, after the date of purchase. Any CDSC is paid to the Distributor. The Distributor may remit portions of the CDSC payments and certain 12b-1 payments to Forward Management to compensate Forward Management for financing the 0.50% and 1.00% up-front payment of the distribution and service fees to broker-dealers pursuant to certain A Class Shares and C Class Shares financing and servicing arrangements between the Distributor and Forward Management.

Other Compensation to Dealers: The Distributor may pay or sponsor informational meetings for dealers as described in the Statement of Additional Information. The Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay additional concession to a dealer who sells a minimum dollar amount of the Funds’ shares. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. In addition, the Distributor or Forward Management may pay additional compensation, out of their own assets, to certain intermediaries or their affiliates, based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Distributor. The intermediaries to which payments may be made are determined by the Distributor. These payments may provide an incentive, in addition to any deferred sales charge, to these firms to actively promote the Funds, cooperate with the Distributor or provide marketing or service support to the Funds. For more information, please see the Statement of Additional Information.

December 31, 2009	214

Notes to Financial Statements

Forward Management may make payments, out of its own assets, to certain intermediaries based on sales or assets attributable to the intermediary, or such other criteria agreed to by Forward Management. The intermediaries to which payments may be made are determined by Forward Management. These payments are in addition to other payments such as sales charges, Rule 12b-1 fees or deferred sales charges, and may provide an incentive, in addition to any sales charge, to these firms to actively promote the Accessor Funds or to provide marketing or service support to the Accessor Funds. Please see the Statement of Additional Information for more information.

Administrative Services Plan: The Funds have adopted an Administrative Services Plan with respect to the Investor Class Shares of each Fund (with the exception of the Alternative Funds). Pursuant to the Investor Class Shares Administrative Services Plan, the Trust will pay third party service organizations who provide administrative and support services. The amount payable to service organizations under the Administrative Services Plan for these expenses on an annual basis is up to 0.25% of the average daily net assets of each Fund attributable to Investor Class Shares, provided, however, that no Fund shall directly or indirectly pay any distribution-related amounts that will be allocated under the Funds’ Distribution and Service Plan. For the year ended December 31, 2009, the Board of Trustees temporarily eliminated the Administrative Services Fees of the Investor Class Shares of the Money Fund.

Shareholder Services Plans: The Alternative Funds have adopted a Shareholder Services Plan with respect to Investor Class Shares of each Alternative Fund. Effective December 31, 2008, up to 0.15% of each Fund’s average daily net assets attributable to Investor Class Shares may be used to pay shareholder servicing fees. On May 1, 2009, each of the Funds (except the Accessor U.S. Government Money Fund and the Allocation Funds) has adopted a Shareholder Services Plan pursuant to which up to 0.10% of each Fund’s average daily net assets attributable to Institutional Class Shares may be used to pay shareholder servicing fees.

Money Fund Administrative Plan: The Money Fund has adopted an Administrative Plan with respect to Institutional Class Shares, Investor Class Shares, A Class Shares and C Class Shares of the Money Fund. Pursuant to the Administrative Plan, the Money Fund will pay Forward Management for certain administrative, informational and support services to investors who may from time to time beneficially own Money Fund shares either directly or through omnibus accounts. The amount payable to Forward Management is up to 0.25% of the average daily net assets of the Institutional Class Shares, Investor Class Shares, A Class Shares and C Class Shares of the Money Fund, respectively; provided, however, that the Money Fund shall not directly or indirectly pay any distribution or non-distribution related amounts for the Investor Class Shares, A Class Shares or C Class Shares that will be allocated under the Funds’ Distribution and Service Plans or any non-distribution related amounts for the Investor Class Shares that will be allocated under the Funds’ Administrative Services Plan. For the year ended December 31, 2009, Forward Management temporarily waived 0.05%.

Transfer Agent: Prior to May 1, 2009, Forward Management served as the Accessor Funds’ transfer agent pursuant to a Transfer Agency and Services Agreement between the Trust and Forward Management. Pursuant to this agreement, Forward Management acted as transfer agent, performing transfer agency and certain compliance services. Effective May 1, 2009, the Trust, on behalf of the Accessor Funds, entered

215	December 31, 2009

Notes to Financial Statements

into a Transfer Agency Agreement with ALPS Fund Services, Inc. (“ALPS”) pursuant to which ALPS provides transfer agency, registrar, dividend disbursing and certain other services to the Accessor Funds. ALPS is not considered a related party.

Forward Management has contractually agreed to reimburse the Allocation Funds’ transfer agency fees from May 1, 2009 through April 30, 2010. Forward Management does not have the ability to recapture reimbursed transfer agency fees.

Administration Agreement: Pursuant to an Administration Agreement, SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, acts as the Funds’ Administrator with regard to the Accessor Funds. Under the terms of the Administration Agreement dated December 31, 2006, as amended February 21, 2008, and which was assigned to Forward Funds effective September 1, 2008, the Administrator is entitled to receive an annual fee of 0.05% of the first $3 billion in aggregate net assets and 0.04% of aggregate net assets in excess of $3 billion of the Equity Funds, the Bond Funds, the Alternative Funds and the Money Fund. The Administrator is entitled to receive an annual fee of 0.01% of average net assets of each of the Allocation Funds. The Funds are subject to a minimum annual fee of $960,000. The Administrator may be compensated for performing supplemental administrative services to the Accessor Funds, as requested, pursuant to a separate agreement.

Trustee and Officer Fees and Expenses: The Funds do not pay any compensation directly to the officers or trustees who are also trustees, officers or employees of Forward Management or its affiliates, except as noted below. As of December 31, 2009, there were 5 Trustees, 4 of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). Effective September 1, 2008, the Trust, on behalf of the Funds, pays each Independent Trustee a retainer fee in the amount of $25,000 per year, $10,000 each per regular meeting for attendance in person, $5,000 each per regular meeting for attendance by telephone, $3,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, and $2,250 for attendance at a special telephonic meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each receive a special retainer fee in the amount of $10,000 per year. In addition, reasonable expenses of the Board of Trustees are reimbursed by the Funds. The Trust receives no compensation from the Funds.

The Accessor Funds’ Chief Compliance Officer is employed by Forward Management. The Accessor Funds pay an allocated portion of the Chief Compliance Officer’s compensation and other related expenses, subject to approval by the Board of Trustees.

4. Derivative Instruments and Hedging Activities

The Funds have adopted the provisions of FASB ASC 815 (formerly SFAS No. 161) “Disclosures about Derivative Instruments and Hedging Activities.” ASC 815 has established improved financial reporting about derivative instruments and hedging activities as it relates to disclosure associated with these types of investments. The following discloses the amounts related to the Funds use of derivative instruments and hedging activities. The following table summarizes the written options for the year ended December 31, 2009:

Accessor Strategic Alternatives	NUMBER OF CONTRACTS	PREMIUM
Options outstanding, December 31, 2008	—	$—
Options written	4,197	1,177,007
Options expired	(1)	(5)
Options exercised	—	—
Options closed	(1)	(403)

Options outstanding, December 31, 2009	4,195	$1,176,599

December 31, 2009	216

Notes to Financial Statements

Accessor Investment Grade Fixed-Income	NUMBER OF CONTRACTS	PREMIUM
Options outstanding, December 31, 2008	—	$—
Options written	334	129,632
Options expired	(73)	(35,967)
Options exercised	—	—
Options closed	—	—

Options outstanding, December 31, 2009	261	$93,665

Accessor Mortgage Securities	NUMBER OF CONTRACTS	PREMIUM
Options outstanding, December 31, 2008	—	$—
Options written	81	60,503
Options expired	—	—
Options exercised	—	—
Options closed	—	—

Options outstanding, December 31, 2009	81	$60,503

The Investment Grade Fixed-Income Fund entered into a Swaption, which is an option granting its owner the right but not the obligation to enter into an underlying swap, and the following table summarizes the written swaptions for the year ended December 31, 2009:

Accessor Investment Grade Fixed-Income	NOTIONAL AMOUNT	PREMIUM
Swaptions outstanding, December 31, 2008	—	$—
Swaptions written	4,600,000	22,635
Swaptions expired	(4,600,000)	(22,635)
Swaptions exercised	—	—
Swaptions closed	—	—

Swaptions outstanding, December 31, 2009	—	$—

Fair Value of Derivative Instruments – The fair value of derivative instruments as of December 31, 2009, was as follows:

	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS UNDER STATEMENT 133:	BALANCE SHEET LOCATION	FAIR VALUE	BALANCE SHEET LOCATION	FAIR VALUE
Investment Grade Fixed-Income Fund
Futures Contracts
Eurodollars	Net Assets — Net unrealized appreciation/(depreciation) on futures*	$430,101	Net Assets — Net unrealized appreciation/(depreciation) on futures*	$—
Treasuries	Net Assets — Net unrealized appreciation/(depreciation) on futures*	—	Net Assets — Net unrealized appreciation/(depreciation) on futures*	(37,376)

Options on Euro Futures	Investments, at value	—	Written Options, at value	(126,063)

Total		$430,101		$(163,439)

	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS UNDER STATEMENT 133:	BALANCE SHEET LOCATION	FAIR VALUE	BALANCE SHEET LOCATION	FAIR VALUE
Mortgage Securities Fund
Futures Contracts
Eurodollars	Net Assets — Net unrealized appreciation/(depreciation) on futures*	$—	Net Assets — Net unrealized appreciation/(depreciation) on futures*	$—
Treasuries	Net Assets — Net unrealized appreciation/(depreciation) on futures*	20,476	Net Assets — Net unrealized appreciation/(depreciation) on futures*	(26,700)
Options on Euro Futures	Investments, at value	—	Written Options, at value	(33,412)

Total		$20,476		$(60,112)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

There were no other Funds that held more than one type of Derivative Instrument as of December 31, 2009.

217	December 31, 2009

Notes to Financial Statements

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009 was as follows:

INVESTMENT GRADE FIXED-INCOME FUND

DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS UNDER STATEMENT 133:

	AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED AS INCOME			CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN INCOME
	OPTIONS	FUTURES	TOTAL	OPTIONS	FUTURES	TOTAL
Foreign Exchange	$9,735	$717,198	$726,933	$—	$1,066	$1,066
Interest Rate	53,650	278,814	332,464	(32,398)	(182,784)	(215,182)

	$63,385	$996,012	$1,059,397	$(32,398)	$(181,718)	$(214,116)

MORTGAGE SECURITIES FUND

DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS UNDER STATEMENT 133:

	AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED AS INCOME			CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN INCOME
	OPTIONS	FUTURES	TOTAL	OPTIONS	FUTURES	TOTAL
Foreign Exchange	$—	$229	$229	$(4,038)	$—	$(4,038)
Interest Rate	—	(28,530)	(28,530)	—	(44,427)	(44,427)

	$—	$(28,301)	$(28,301)	$(4,038)	$(44,427)	$(48,465)

The Accessor Investment Grade Fixed-Income and the Accessor Mortgage Securities Fund are only exposed to Futures and Written Options risk, please see the Statement of Operations for realized and unrealized gain (loss) information related to this risk.

There were no other Funds that had more than one type of Derivative Instrument for the year ended December 31, 2009.

5. Securities Transactions

During the year ended December 31, 2009, purchases, sales and maturities of investments, other than short-term investments and U.S. government securities, were as follows:

	COST OF INVESTMENTS PURCHASED	PROCEEDS FROM INVESTMENTS SOLD AND MATURED
Accessor Funds
Growth	$83,784,515	$91,550,446
Value	166,643,413	167,487,935
Small to Mid Cap	133,909,024	154,692,244
International Equity	66,676,355	98,010,832
Strategic Alternatives	73,116,088	55,782,872
Frontier Markets	45,463,352	15,887,650
High Yield Bond	203,840,355	171,039,838
Investment Grade Fixed-Income	50,791,271	16,475,569
Mortgage Securities	3,019,739	6,499,031

Accessor Allocation Funds
Income Allocation	$7,600,000	$4,900,000
Income & Growth Allocation	22,230,000	10,400,000
Balanced Allocation	43,011,027	29,840,937
Growth & Income Allocation	28,755,000	33,835,000
Growth Allocation	32,395,000	35,340,000
Aggressive Growth Allocation	19,240,000	19,770,034

December 31, 2009	218

Notes to Financial Statements

During the year ended December 31, 2009, purchases and sales of long-term U.S. government securities were as follows:

	COST OF INVESTMENTS PURCHASED	PROCEEDS FROM INVESTMENTS SOLD AND MATURED
Accessor Funds
Investment Grade Fixed-Income	$367,906,636	$348,225,412
Mortgage Securities	369,187,791	371,572,182

6. Identified Cost

The identified cost for federal income tax purposes of investments (excludes unrealized on TBA commitments, foreign currency, swap and futures contracts) owned by each Fund, their respective gross unrealized appreciation (depreciation), and resulting net unrealized appreciation (depreciation) at December 31, 2009 was as follows:

	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Accessor Funds
Growth	$82,993,593	$12,206,901	$(4,733,960)	$7,472,941
Value	84,521,596	6,392,285	(6,197,499)	194,786
Small to Mid Cap	151,142,776	32,782,025	(14,353,599)	18,428,426
International Equity	77,607,972	22,847,863	(2,934,104)	19,913,759
Strategic Alternatives	123,939,383	4,751,340	(9,394,149)	(4,642,809)
Frontier Markets	36,350,838	1,434,139	(912,419)	521,720
High Yield Bond	94,369,054	8,714,683	(294,031)	8,420,652
Investment Grade Fixed-Income	127,871,090	3,385,991	(22,616,610)	(19,230,619)
Mortgage Securities	60,364,635	1,524,048	(1,498,893)	25,155

Accessor Allocation Funds
Income Allocation	$21,362,281	$358,638	$(1,416,004)	$(1,057,366)
Income & Growth Allocation	55,073,888	2,370,186	(4,039,356)	(1,669,170)
Balanced Allocation	131,893,333	6,392,723	(13,168,929)	(6,776,206)
Growth & Income Allocation	124,750,605	5,041,093	(14,461,925)	(9,420,832)
Growth Allocation	123,093,351	5,368,771	(15,056,464)	(9,687,693)
Aggressive Growth Allocation	61,779,070	2,637,682	(8,748,244)	(6,110,562)

7. Capital Loss Carryforwards

As of December 31, 2009 the following Funds had available for Federal income tax purposes unused capital losses as follows:

	EXPIRES IN 2010	EXPIRES IN 2011	EXPIRES IN 2012	EXPIRES IN 2013	EXPIRES IN 2014	EXPIRES IN 2015	EXPIRES IN 2016	EXPIRES IN 2017
Accessor Fund
Growth	$4,327,104	$3,845,553	$—	$—	$—	$—	$14,879,476	$14,894,607
Value	—	—	—	—	—	—	20,277,209	16,315,012
Small to Mid Cap	—	—	—	—	—	—	16,657,935	32,035,780
International Equity	—	—	—	—	—	—	23,256,838	68,399,407
Strategic Alternatives	—	—	—	—	—	—	880,655	967,268
High Yield Bond	947,550	—	—	1,017,103	81,754	256,992	9,772,131	834,501
Investment Grade Fixed-Income	—	718,330	397,737	886,525	739,784	405,644	1,874,984	—
Mortgage Securities	—	—	—	—	2,062,933	—	732,858	—
U.S. Government Money	—	—	—	—	—	—	—	14,853

219	December 31, 2009

Notes to Financial Statements

	EXPIRES IN 2010	EXPIRES IN 2011	EXPIRES IN 2012	EXPIRES IN 2013	EXPIRES IN 2014	EXPIRES IN 2015	EXPIRES IN 2016	EXPIRES IN 2017
Accessor Allocation Fund
Income Allocation	$—	$—	$—	$—	$69,163	$90,492	$207,103	$32,036
Income & Growth Allocation	—	—	—	—	—	—	—	—
Balanced Allocation	—	—	—	—	—	—	—	66,635
Growth & Income Allocation	—	—	—	—	—	—	—	2,091,066
Growth Allocation	—	—	—	—	—	—	—	644,397
Aggressive Growth Allocation	—	—	—	—	—	—	—	186,081

During the year ended December 31, 2009, Accessor Investment Grade Fixed Income Fund and Accessor Mortgage Securities Fund utilized capital loss carryovers of $26,495 and $2,585,387, respectively.

ASC 740: In July 2006, ASC 740, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (“ASC 740”, formely FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. ASC 740 has a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Forward Management has completed evaluating the impact of the adoption of ASC 740; and concluded that ASC 740 had no effect on the Funds’ net assets, results of operations and financial statement disclosures. However, Forward Management’s conclusions regarding ASC 740 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof. The Funds file income tax returns in the U.S. federal jurisdiction. No federal income tax returns are currently under examination. The statute of limitations on the Funds’ federal and state tax return filings remains open for the prior three fiscal years.

8. Tax Basis of Distributions to Shareholders

The amount and characteristics of tax-basis distributions and composition of distributable earnings (accumulated losses) are finalized at fiscal year-end as follows:

	GROWTH	VALUE	SMALL TO MID CAP	INTERNATIONAL EQUITY
For the year ended December 31, 2008, distributions declared from:
Ordinary income	$310,496	$2,021,697	$—	$4,666,352
Long-term capital gains	—	—	1,019,747	3,715,510
Distributions in Excess	15,074	4,889	—	—

	$325,570	$2,026,586	$1,019,747	$8,381,862

For the year ended December 31, 2009, distributions declared from:
Ordinary income	$567,897	$1,546,422	$1,041,668	$4,452,466
Long-term capital gains	—	—	—	—
Distributions in Excess	—	1,412	—	—

	$567,897	$1,547,834	$1,041,668	$4,452,466

December 31, 2009	220

Notes to Financial Statements

	GROWTH	VALUE	SMALL TO MID CAP	INTERNATIONAL EQUITY
As of December 31, 2009, the components of accumulated losses on a tax basis were as follows:
Undistributed ordinary income	$26,454	$—	$283,976	$1,774,926
Undistributed long-term capital gain	—	—	—	—
Accumulated capital gain (loss)	—	—	—	—
Unrealized appreciation (depreciation)	7,472,941	194,786	18,428,426	19,905,490
Capital loss carryforward	(37,946,740)	(36,592,221)	(48,693,715)	(91,656,245)
Post October losses	(207,375)	(1,663,780)	(1,809,617)	—
Other cumulative effect of timing differences	—	5,956	—	10,664

Total distributable earnings	$(30,654,720)	$(38,055,259)	$(31,790,930)	$(69,965,165)

	STRATEGIC ALTERNATIVES	FRONTIER MARKETS	HIGH YIELD BOND	INVESTMENT GRADE FIXED-INCOME
For the year ended December 31, 2008, distributions declared from:
Ordinary income	$1,340,908	N/A	$5,429,122	$4,345,434
Long-term capital gains	—	N/A	—	—
Distributions in Excess	50,944	N/A	17,161	—

	$1,391,852	N/A	$5,446,283	$4,345,434

For the year ended December 31, 2009, distributions declared from:
Ordinary income	$977,511	$3,258,657	$8,743,587	$4,673,219
Long-term capital gains	—	—	—	107,060
Distributions in Excess	56,493	—	4,612	—

	$1,034,004	$3,258,657	$8,748,199	$4,780,279

As of December 31, 2009, the components of accumulated losses on a tax basis were as follows:
Undistributed ordinary income	$—	$177,314	$—	$55,743
Undistributed long-term capital gain	—	—	—	—
Accumulated capital gain (loss)	—	—	—	—
Unrealized appreciation (depreciation)	(5,410,709)	615,308	8,420,652	(18,880,730)
Capital loss carryforward	(1,847,923)	—	(12,910,031)	(5,023,004)
Post October losses	—	—	(172,021)	—
Other cumulative effect of timing differences	—	(2,309)	—	(4)

Total distributable earnings	$(7,258,632)	$790,313	$(4,661,400)	$(23,847,995)

	MORTGAGE SECURITIES	U.S. GOVERNMENT MONEY	INCOME ALLOCATION	INCOME & GROWTH ALLOCATION
For the year ended December 31, 2008, distributions declared from:
Ordinary income	$3,153,473	$28,821,359	$907,170	$1,485,098
Long-term capital gains	—	—	—	257,884
Distributions in Excess	26,224	—	—	—

	$3,179,697	$28,821,359	$907,170	$1,742,982

For the year ended December 31, 2009, distributions declared from:
Ordinary income	$2,000,339	$3,516,719	$885,662	$1,656,205
Long-term capital gains	—	—	—	—
Distributions in Excess	—	—	—	—

	$2,000,339	$3,516,719	$885,662	$1,656,205

221	December 31, 2009

Notes to Financial Statements

	MORTGAGE SECURITIES	U.S. GOVERNMENT MONEY	INCOME ALLOCATION	INCOME & GROWTH ALLOCATION

As of December 31, 2009, the components of accumulated losses on a tax basis were as follows:
Undistributed ordinary income	$10,656	$193,967	$27	$17,679
Accumulated capital gain (loss)	—	—	—	—
Unrealized appreciation (depreciation)	(73,259)	—	(1,057,366)	(1,669,170)
Capital loss carryforward	(2,795,791)	(14,853)	(398,794)	—
Post October losses	—	—	—	(28,482)
Other cumulative effect of timing differences	—	(75,095)	(2)	—

Total distributable earnings	$(2,858,394)	$104,019	$(1,456,135)	$(1,679,973)

	BALANCED ALLOCATION	GROWTH & INCOME ALLOCATION	GROWTH ALLOCATION	AGGRESSIVE GROWTH ALLOCATION
For the year ended December 31, 2008, distributions declared from:
Ordinary income	$3,346,545	$3,271,412	$2,049,788	$561,466
Long-term capital gains	1,084,467	2,272,470	2,896,275	1,535,631
Distributions in Excess	2,614	592	1,372	—

	$4,433,626	$5,544,474	$4,947,435	$2,097,097

For the year ended December 31, 2009, distributions declared from:
Ordinary income	$3,761,591	$3,201,397	$2,650,874	$1,092,239
Long-term capital gains	—	—	—	—
Distributions in Excess	437	—	423	195

	$3,762,028	$3,201,397	$2,651,297	$1,092,434

As of December 31, 2009, the components of accumulated losses on a tax basis were as follows:
Undistributed ordinary income	$—	$2,131	$—	$—
Accumulated capital gain (loss)	—	—	—	—
Unrealized appreciation (depreciation)	(6,776,206)	(9,420,832)	(9,687,693)	(6,110,562)
Capital loss carryforward	(66,635)	(2,091,066)	(644,397)	(186,081)
Post October losses	(55,926)	(27,026)	(48,724)	(119,901)
Other cumulative effect of timing differences	—	—	—

Total distributable earnings	$(6,898,767)	$(11,536,793)	$(10,380,814)	$(6,416,544)

The Accessor Growth Fund, Accessor Value Fund, Accessor Small to Mid Cap Fund, Accessor High Yield Bond Fund, Accessor Income & Growth Allocation Fund, Accessor Balanced Allocation Fund, Accessor Growth & Income Allocation Fund, Accessor Growth Allocation Fund and Accessor Aggressive Growth Allocation Fund elected to defer to the year ended December 31, 2009, approximately $207,375, $1,663,780, $1,809,612, $172,020, $28,482, $55,928, $27,026, $48,727 and $119,903, respectively, of capital losses incurred during the period November 1, 2009 to December 31, 2009.

In accordance with accounting pronouncements, the Funds have recorded several reclassifications in the capital accounts. These classifications have no impact on the net asset value of the Funds. These differences, which may result in distribution reclassifications, are primarily due to distributions in excess of tax earnings and profits and operating loss.

December 31, 2009	222

Notes to Financial Statements

Reclassifications: At December 31, 2009, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the tax treatment of foreign currency, certain other investments and treatment of net investment loss. These reclassifications were as follows:

FUND	INCREASE/ (DECREASE) PAID IN-CAPITAL	INCREASE/ (DECREASE) ACCUMULATED NET INVESTMENT INCOME/(LOSS)	INCREASE/ (DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)
Accessor Fund
Growth	$—	$—	$—
Value	3,251	82,829	(86,080)
Small to Mid Cap	(6,096)	(128,607)	134,703
International Equity	—	86,090	(86,090)
Strategic Alternatives	(41,815)	10,101	31,714
Frontier Markets	—	2,818,952	(2,818,952)
High Yield Bond	(4,612)	4,612	—
Investment Grade Fixed-Income	(467,920)	397,683	70,237
Mortgage Securities	—	(194,448)	194,448
U.S. Government Money	—	118,177	(118,177)

Accessor Allocation Fund
Income Allocation	$—	$8,597	$(8,597)
Income & Growth Allocation	—	35,879	(35,879)
Balanced Allocation	(437)	103,255	(102,818)
Growth & Income Allocation	—	104,404	(104,404)
Growth Allocation	(423)	112,049	(111,626)
Aggressive Growth Allocation	(196)	57,356	(57,160)

9. Affiliated Companies

Each Allocation Fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Accessor Income Allocation Fund

INVESTMENT COMPANIES	PURCHASE COST	SALES COST	DIVIDEND INCOME	VALUE 12/31/2009	VALUE 12/31/2008
Accessors Funds — Z Class Shares
High Yield Bond	$350,000	$1,250,000	$305,660	$3,021,326	$3,095,113
Investment Grade Fixed-Income	3,575,000	2,200,000	509,499	9,782,896	7,838,602	(a)
Mortgage Securities	1,200,000	1,350,000	152,761	4,474,974	4,307,889
U.S. Government Money	375,000	—	2,934	1,040,619	665,619

	5,500,000	4,800,000	970,854	18,319,815	15,907,223
Forward Funds — Institutional Class Shares
Forward International Fixed Income Fund	2,100,000	100,000	32,765	1,985,100	—

Total	$7,600,000	$4,900,000	$1,003,619	$20,304,915	$15,907,223

223	December 31, 2009

Notes to Financial Statements

Accessor Income & Growth Allocation Fund

INVESTMENT COMPANIES	PURCHASE COST	SALES COST	DIVIDEND INCOME	VALUE 12/31/2009	VALUE 12/31/2008
Accessors Funds — Z Class Shares
Frontier Markets Fund	$1,575,000	$—	$106,609	$1,632,997	$—
Growth Fund	1,350,000	800,000	20,544	3,795,215	2,568,739
High Yield Bond Fund	1,080,000	1,425,000	435,464	4,927,453	4,166,421
International Equity Fund	625,000	100,000	169,750	3,818,181	2,496,334
Investment Grade Fixed-Income Fund	7,150,000	1,300,000	724,082	17,948,720	11,457,356	(a)
Mortgage Securities Fund	2,880,000	1,475,000	224,256	8,184,351	6,331,124
Small to Mid Cap Fund	1,970,000	2,025,000	17,193	2,329,521	1,546,571
Strategic Alternatives Fund	3,450,000	1,400,000	58,614	6,644,683	3,806,784
U.S. Government Money Fund	—	825,000	1,261	265	825,265
Value Fund	1,900,000	1,050,000	54,336	3,828,457	2,509,339

	21,980,000	10,400,000	1,812,109	53,109,843	35,707,933
Forward Funds — Institutional Class Shares
Forward Emerging Markets Fund	250,000	—	2,562	294,875	—

Total	$22,230,000	$10,400,000	$1,814,671	$53,404,718	$35,707,933

Accessor Balanced Fund
INVESTMENT COMPANIES	PURCHASE COST	SALES COST	DIVIDEND INCOME	VALUE 12/31/2009	VALUE 12/31/2008
Accessors Funds — Z Class Shares
Frontier Markets Fund	$5,235,000	$350,000	$370,018	$5,126,431	$—
Growth Fund	4,300,000	3,375,000	85,285	14,544,681	10,856,242
High Yield Bond Fund	1,200,000	2,775,000	767,110	8,201,393	7,833,468
International Equity Fund	1,535,000	1,500,000	690,587	15,371,843	12,023,153
Investment Grade Fixed-Income Fund	8,475,000	1,950,000	1,335,917	29,875,476	22,148,590	(a)
Mortgage Securities Fund	3,565,000	2,525,000	396,408	13,622,265	11,786,567
Small to Mid Cap Fund	6,850,000	9,015,000	70,127	8,691,017	7,404,152
Strategic Alternatives Fund	5,025,000	2,080,000	133,863	14,141,140	9,383,156
U.S. Government Money Fund	27	1,855,937	5,824	—	1,855,910
Value Fund	5,825,000	4,200,000	231,923	14,584,099	11,141,474

	42,010,027	29,625,937	4,087,062	124,158,345	94,432,712
Forward Funds — Institutional Class Shares
Forward Emerging Markets Fund	1,001,000	215,000	8,331	958,782	—

Total	$43,011,027	$29,840,937	$4,095,393	$125,117,127	$94,432,712

Accessor Growth & Income Allocation Fund
INVESTMENT COMPANIES	PURCHASE COST	SALES COST	DIVIDEND INCOME	VALUE 12/31/2009	VALUE 12/31/2008
Accessors Funds — Z Class Shares
Frontier Markets Fund	$6,140,000	$650,000	$418,664	$5,893,927	$—
Growth Fund	975,000	2,685,000	106,468	16,395,385	14,751,764
High Yield Bond Fund	575,000	2,650,000	592,762	6,187,104	6,783,766
International Equity Fund	1,520,000	3,750,000	762,170	17,077,890	15,618,177
Investment Grade Fixed-Income Fund	6,450,000	4,550,000	1,051,982	22,458,045	19,697,011	(a)
Mortgage Securities Fund	2,405,000	3,115,000	306,325	10,278,137	10,379,842
Small to Mid Cap Fund	6,190,000	10,475,000	80,516	9,846,298	10,157,787
Strategic Alternatives Fund	1,025,000	2,700,000	93,105	9,401,643	10,139,870
Value Fund	2,300,000	3,260,000	300,962	16,405,430	15,194,593

	27,580,000	33,835,000	3,712,954	113,943,859	102,722,810
Forward Funds — Institutional Class Shares
Forward Emerging Markets Fund	1,175,000	—	12,042	1,385,914	—

Total	$28,755,000	$33,835,000	$3,724,996	$115,329,773	$102,722,810

December 31, 2009	224

Notes to Financial Statements

Accessor Growth Allocation Fund
INVESTMENT COMPANIES	PURCHASE COST	SALES COST	DIVIDEND INCOME	VALUE 12/31/2009	VALUE 12/31/2008
Accessors Funds — Z Class Shares
Frontier Markets Fund	$7,500,000	$1,150,000	$451,939	$6,918,857	$—
Growth Fund	3,150,000	4,715,000	133,821	21,335,311	18,667,115
High Yield Bond Fund	475,000	1,300,000	274,988	2,958,673	3,099,014
International Equity Fund	3,050,000	4,850,000	1,004,491	22,458,789	19,532,772
Investment Grade Fixed-Income Fund	2,545,000	2,450,000	530,111	10,841,988	10,339,491	(a)
Mortgage Securities Fund	1,125,000	1,350,000	147,501	4,979,591	4,908,154
Small to Mid Cap Fund	8,000,000	12,255,000	104,930	12,878,103	12,139,229
Strategic Alternatives Fund	550,000	2,775,000	81,805	8,101,514	9,486,700
Value Fund	4,450,000	4,300,000	380,736	21,302,148	18,441,540

	30,845,000	35,145,000	3,110,322	111,774,974	96,614,015
Forward Funds — Institutional Class Shares
Forward Emerging Markets Fund	1,550,000	195,000	15,886	1,630,684	—

Total	$32,395,000	$35,340,000	$3,126,208	$113,405,658	$96,614,015

Accessor Aggressive Growth Allocation Fund
INVESTMENT COMPANIES	PURCHASE COST	SALES COST	DIVIDEND INCOME	VALUE 12/31/2009	VALUE 12/31/2008
Accessor Funds — Z Class Shares
Frontier Markets Fund	$4,050,000	$200,000	$272,907	$3,954,152	$—
Growth Fund	2,725,000	3,070,000	79,567	12,957,225	10,724,244
International Equity Fund	2,250,000	3,100,000	597,309	13,569,081	11,521,372
Small to Mid Cap Fund	5,100,000	7,700,000	63,923	7,830,289	7,622,267
Strategic Alternatives Fund	540,000	2,225,000	34,834	3,400,175	4,730,433
U.S. Government Money Fund	—	34	—	—	34
Value Fund	3,675,000	3,475,000	226,320	12,896,035	10,987,047

	18,340,000	19,770,034	1,274,860	54,606,957	45,585,397

Forward Funds — Institutional Class Shares
Forward Emerging Markets Fund	900,000	—	9,224	1,061,551	—

Total	$19,240,000	$19,770,034	$1,284,084	$55,668,508	$45,585,397

* Effective May 1, 2009: (i) Advisor Class Shares of the Accessor Funds were redesignated as Institutional Class Shares; and (ii) all holdings of the Allocation Funds in the Underlying Funds were transferred from Institutional Class Shares (formerly Advisor Class Shares) to Z Class Shares.

(a) Includes the market value of both the Intermediate Fixed-Income and Short Intermediate Fixed-Income Funds (See Note 11).

10. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

11. Reorganization of Accessor Short-Intermediate Fixed-Income Fund into Accessor Intermediate Fixed-Income Fund (Renamed the “Accessor Investment Grade Fixed-Income Fund”)

On March 5, 2009, the Board of Trustees, including all of the Independent Trustees, approved a reorganization of the Accessor Short-Intermediate

225	December 31, 2009

Notes to Financial Statements

Fixed-Income Fund (the “Acquired Fund”) into the Accessor Intermediate Fixed-Income Fund (the “Acquiring Fund”). The purpose of the transaction was to combine two Funds managed by the Sub-Advisor with substantially the same investment objectives and principal investment strategies. The reorganization did not require approval by the shareholders of the Acquired Fund.

As of the close of business on April 30, 2009, the assets of the Acquired Fund were acquired by the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. Upon the closing of the reorganization, the Acquiring Fund issued 3,790,485, 15,309 and 46,984 shares of Institutional Class (formerly Advisor Class), Investor Class and C Class, respectively, in exchange for net assets of the Acquired Fund valued at $36,540,066, $147,495 and $452,976, respectively. The investment portfolio of the Acquired Fund, with a Fair Value of $36,169,635 and identified cost of $47,967,906 at April 30, 2009, was the principal asset acquired by the Fund. On May 1, 2009, the combined value of the Acquired Fund (which included accumulated realized losses of $5,514,293, undistributed net investment income of $(10,147) and unrealized depreciation of $11,798,271) and the Acquiring Fund was $89,116,866. The exchange of shares qualified as a tax-free reorganization for federal income tax purposes. The unused capital loss carryforwards totaled $5,406,522 for potential utilization and is subject to tax limitations. Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income	5,223,517
Net loss on investments	(203,035)
Net increase in net assets resulting from operations	5,020,482

Because the combined investment portfolios have been managed as a single intergrated portfolio since the acquisition was completed, it is not praticable to separate the amounts of revenue and earnings of the Aquired Fund that have been included in the Acquiring Fund’s statement of operations since December 31, 2008.

12. Change of Independent Registered Public Accounting Firm

The Board of Trustees selected PricewaterhouseCoopers, LLP (“PwC”) to serve as the Funds’ independent registered public accounting firm for the Funds’ fiscal year ended December 31, 2009. The decision to select PwC was recommended by the Funds’ Audit Committee and was approved by the Funds’ Board of Trustees on March 4, 2009. During the Accessor Funds’ fiscal years ended December 31, 2007 and December 31, 2008, neither the Funds, their portfolios, nor anyone on their behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Accessor Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304).

The selection of PwC does not reflect any disagreements with or dissatisfaction by the Accessor Funds or the Funds’ Board of Trustees with the performance of the Accessor Funds’ prior independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”). The decision not to renew the engagement of Deloitte, effective upon its completion of its audit for the fiscal year ended December 31, 2008, and to select PwC was recommended by the Funds’ Audit Committee and approved by the Funds’ Board of Trustees. Deloitte’s report on the

December 31, 2009	226

Notes to Financial Statements

Accessor Funds’ financial statements for the fiscal years ended December 31, 2007 and December 31, 2008 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Accessor Funds’ fiscal years ended December 31, 2007 and December 31, 2008: (i) there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Accessor Funds’ financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

13. Unanimous Shareholder Consent to Change the Fundamental Investment Restriction of the Accessor Frontier Markets Fund Regarding Concentration

On or about March 27, 2009, the Trust mailed an Information Statement to shareholders of the Accessor Frontier Markets Fund (the “Frontier Markets Fund”), a series of the Trust, in connection with the solicitation of an action to be taken by written consent of shareholders in lieu of a meeting of shareholders. The Information Statement requested shareholders of the Frontier Markets Fund to consent to a proposed modification of a fundamental investment restriction of the Frontier Markets Fund, specifically, to remove the Frontier Markets Fund’s restriction with respect to concentration of investments in the bank industry. On or about April 2, 2009, the Trust received unanimous written consent of the holders of shares of the Frontier Markets Fund (992,927.9 total outstanding Frontier Markets Fund shares) as of March 10, 2009 (the record date set by the Board of Trustees for determining shareholders entitled to execute the consent) to change the Frontier Markets Fund’s fundamental investment restriction with respect to concentration of investments to read as follows:

Unless otherwise indicated the Frontier Markets Fund may not:

1. Invest more than 25% of the value of its total assets in securities in any single industry, provided that there is no limitation on the purchase of securities issued, guaranteed or sponsored by the U.S. Government, its agencies or instrumentalities.

14. Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

15. Subsequent Event Evaluation

The Trust, on behalf of the Funds, has evaluated the need for disclosures and/or adjustments resulting from subsequent events through March 1, 2010 (i.e., the date the financial statements were available to be issued). Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2009. However, the following are details relating to subsequent events that have occurred since December 31, 2009 through March 1, 2010.

Effective on or about April 12, 2010, ALPS Distributors, Inc. and ALPS Fund Services, Inc. will replace SEI Investments Distribution Company and SEI Investments Global Funds Services as the current principal underwriter/distributor and administrator for the Funds.

227	December 31, 2009

Notes to Financial Statements

Effective May 1, 2010, the Funds shall be changed to the new names set forth opposite their current names below:

CURRENT NAME OF FUND	NEW NAME OF FUND (EFFECTIVE MAY 1, 2010)
Accessor Aggressive Growth Allocation Fund	Forward Aggressive Growth Allocation Fund
Accessor Balanced Allocation Fund	Forward Balanced Allocation Fund
Accessor Frontier Markets Fund	Forward Frontier Markets Fund
Accessor Growth & Income Allocation Fund	Forward Growth & Income Allocation Fund
Accessor Growth Allocation Fund	Forward Growth Allocation Fund
Accessor Growth Fund	Forward Large Cap Growth Fund
Accessor High Yield Bond Fund	Forward High Yield Bond Fund
Accessor Income & Growth Allocation Fund	Forward Income & Growth Allocation Fund
Accessor Income Allocation Fund	Forward Income Allocation Fund
Accessor International Equity Fund	Forward International Equity Fund
Accessor Investment Grade Fixed-Income Fund	Forward Investment Grade Fixed-Income Fund
Accessor Mortgage Securities Fund	Forward Mortgage Securities Fund
Accessor Small to Mid Cap Fund	Forward Small to Mid Cap Fund
Accessor Strategic Alternatives Fund	Forward Strategic Alternatives Fund
Accessor U.S. Government Money Fund	Forward U.S. Government Money Fund
Accessor Value Fund	Forward Large Cap Value Fund

December 31, 2009	228

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of the Forward Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments of Accessor Growth Fund, Accessor Value Fund, Accessor Small to Mid Cap Fund, Accessor International Equity Fund, Accessor Strategic Alternatives Fund, Accessor Frontier Markets Fund, Accessor High Yield Fund, Accessor Investment Grade Fixed-Income Fund, Accessor Mortgage Securities Fund, Accessor U.S. Government Money Fund, Accessor Income Allocation Fund, Accessor Income & Growth Allocation Fund, Accessor Balanced Allocation Fund, Accessor Growth & Income Allocation Fund, Accessor Growth Allocation Fund, and Accessor Aggressive Growth Allocation Fund (collectively the “Funds”) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at December 31, 2009, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statements of changes in net assets of the Funds for the period ended December 31, 2008 and the financial highlights for each of the periods ended December 31, 2008 and prior were audited by other auditors whose report, dated February 27, 2009, expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 1, 2010

229	December 31, 2009

Tax Information (Unaudited)

	LONG CAPITAL GAIN DISTRIBUTIONS	ORDINARY INCOME DISTRIBUTIONS	TOTAL DISTRIBUTIONS	DIVIDENDS QUALIFYING FOR CORPORATE DIVIDENDS RECEIVABLE DEDUCTION(1)	QUALIFYING DIVIDEND INCOME(2)	U.S. GOVERNMENT INTEREST(3)	INTEREST RELATED DIVIDENDS(4)	SHORT-TERM CAPITAL GAIN DIVIDENDS(5)
Accessor Fund
Growth	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
Value	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.05%	0.00%
Small to Mid Cap	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	1.18%	0.00%
International Equity	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	7.53%	0.00%
Strategic Alternatives	0.00%	100.00%	100.00%	7.50%	4.75%	0.00%	48.55%	0.00%
Frontier Markets	0.00%	100.00%	100.00%	1.04%	2.04%	0.50%	2.44%	100.00%
High Yield Bond	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	99.96%	0.00%
Investment Grade Fixed-Income	2.24%	97.76%	100.00%	0.00%	0.00%	6.96%	99.92%	100.00%
Mortgage Securities	0.00%	100.00%	100.00%	0.00%	0.00%	0.26%	100.00%	0.00%
Accessor U.S. Government Money	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	99.88%	0.00%

Accessor Allocation Fund
Income Allocation	0.00%	100.00%	100.00%	0.00%	0.00%	3.06%	0.00%	0.00%
Income & Growth Allocation	0.00%	100.00%	100.00%	5.42%	14.74%	2.44%	0.01%	0.00%
Balanced Allocation	0.00%	100.00%	100.00%	10.22%	27.36%	1.96%	0.01%	0.00%
Growth & Income Allocation	0.00%	100.00%	100.00%	15.22%	37.90%	1.71%	0.00%	0.00%
Growth Allocation	0.00%	100.00%	100.00%	23.12%	57.38%	1.06%	0.00%	0.00%
Aggressive Growth Allocation	0.00%	100.00%	100.00%	33.96%	86.05%	0.12%	0.01%	0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of net investment income distributions. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of each Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The International Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2009, the total amount of foreign source income is $1,949,905. The total amount of foreign tax paid is $319,983. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

December 31, 2009	230

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

The Board of Trustees (the “Board”) of the Trust oversees the management of each series of the Trust and, as required by law, initially approves, and determines annually whether to renew, the investment advisory and sub-advisory agreements for management of each series of the Trust.

At an in-person meeting of the Board held on September 25, 2009, the Board, including a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), approved the renewal of the Amended and Restated Investment Management Agreement (the “Advisory Agreement”) between Forward Management, LLC (“Forward Management”) and the Trust on behalf of the Accessor Aggressive Growth Allocation Fund, Accessor Balanced Allocation Fund, Accessor Frontier Markets Fund, Accessor Growth Allocation Fund, Accessor Growth & Income Allocation Fund, Accessor Growth Fund, Accessor High Yield Bond Fund, Accessor Income Allocation Fund, Accessor Income & Growth Allocation Fund, Accessor Investment Grade Fixed-Income Fund, Accessor International Equity Fund, Accessor Limited Duration U.S. Government Fund, Accessor Mortgage Securities Fund, Accessor Small to Mid Cap Fund, Accessor Strategic Alternatives Fund, Accessor Total Return Fund, Accessor U.S. Government Money Fund and Accessor Value Fund (each a “Fund” and collectively, the “Funds”).

Also at the September 25, 2009 meeting, the Board, including a majority of Independent Trustees, approved the renewal of the sub-advisory agreements (each, a “Sub-Advisory Agreement”, collectively, the “Sub-Advisory Agreements” and together with the Advisory Agreement, the “Agreement(s)”) among the Trust, Forward Management and the following sub-advisors (each a “Sub-Advisor” and collectively, the “Sub-Advisors”) on behalf of the Fund(s) listed next to each Sub-Advisor’s name:

SUB-ADVISOR	FUND
Acadian Asset Management, Inc.	Accessor Value Fund
BlackRock Financial Management, Inc.	Accessor Mortgage Securities Fund
First Western Investment Management, Inc.	Accessor High Yield Bond Fund
Lazard Asset Management LLC	Accessor International Equity Fund
Los Angeles Capital Management and Equity Research, Inc.	Accessor Small to Mid Cap Fund
Pacific Investment Management Company LLC	Accessor Investment Grade Fixed-Income Fund
Pennant Management, Inc.	Accessor Limited Duration U.S. Government Fund Accessor Total Return Fund
Smith Asset Management Group, LP	Accessor Growth Fund

In connection with the meeting, the Board, through counsel to the Trust and Independent Trustees and through the administrator of the Funds, requested information to enable the Board to evaluate the terms of the Agreements. In response, Forward Management and each Sub-Advisor provided materials to the Board for its evaluation. In considering whether to approve the renewal of the Agreements, the Board also reviewed supplementary information, including: information related to the Funds’ investment results; portfolio composition; advisory fee and expense comparisons; financial information regarding Forward Management, the Sub-Advisors; descriptions of Forward Management’s and each Sub-Advisor’s compliance programs; portfolio trading practices; information about the personnel providing, or to provide, investment management and administrative services to each Fund; and the nature of services provided under the Agreements. In addition, during the course of each year, the Board receives a wide variety of materials relating to the services provided by Forward Management and each Sub-Advisor. At each of its quarterly meetings, the Board reviews Fund investment performance and a significant amount of

231	December 31, 2009

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

information relating to Fund operations, including the Trust’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by Forward Management and the Sub-Advisors to the Funds.

Discussed below are the factors the Board considered in renewing the Agreements. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the information taken as a whole. Individual Board members may have given different weights to certain factors and assigned various degrees of materiality to information in connection with the approval process.

Forward Management employs Sub-Advisors pursuant to Sub-Advisory Agreements for the day-to-day management of each of the Funds except for the Accessor Aggressive Growth Allocation Fund, Accessor Balanced Allocation Fund, Accessor Frontier Markets Fund, Accessor Growth Allocation Fund, Accessor Growth & Income Allocation Fund, Accessor Income Allocation Fund, Accessor Income & Growth Allocation Fund, Accessor Strategic Alternatives Fund and Accessor U.S. Government Money Fund, which Forward Management directly manages without employing a sub-advisor.

In evaluating each of the Agreements, the Board, including the Independent Trustees, principally considered the following factors, among others: (i) the nature, extent and quality of the services to be provided by Forward Management and each Sub-Advisor; (ii) where applicable, the investment performance of each Fund and Forward Management or the Fund’s Sub-Advisor; (iii) the reasonableness of investment advisory compensation to be paid and a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (iv) the profits to be realized by Forward Management and each Sub-Advisor from their relationships with the Funds; (v) the extent to which the fees to be paid to Forward Management and each Sub-Advisor reflect economies of scale; and (vi) if applicable, any benefits derived or to be derived by Forward Management or a Sub-Advisor from its relationship with the Funds, such as soft dollar arrangements. The Board also considered the ability of Forward Management and each Sub-Advisor to provide an appropriate level of support and resources to the Funds and whether Forward Management and each Sub-Advisor have sufficiently qualified personnel. The Board also considered the overall financial soundness of Forward Management and each Sub-Advisor as it relates to their ability to provide services to the Funds.

Additional discussion of certain of these factors follows:

Nature, extent and quality of the services

Advisory Agreement. The Board considered the nature of the services to be provided under the Advisory Agreement. The Board considered the ability of Forward Management to provide an appropriate level of support and resources to the Funds and whether Forward Management has sufficiently qualified personnel. The Board noted the background and experience of Forward Management’s senior management. The Board also noted that because the series of the Trust are Forward Management’s principal investment advisory clients, the expertise of, and amount of attention expected to be given to the Funds by Forward Management’s management team is substantial. The Board considered Forward Management’s ability to attract and retain qualified business professionals. The Board also determined that Forward Management has made

December 31, 2009	232

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

a commitment to the recruitment and retention of high quality personnel, and maintains the financial and operational resources reasonably necessary to manage the Funds. The Board also favorably considered Forward Management’s entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment.

The Board also considered Forward Management’s compliance operations with respect to the Funds, including measures taken by Forward Management to assist the Funds in complying with Rule 38a-1 under the 1940 Act. The Board noted that personnel at Forward Management represented that the firm had no significant compliance or administrative problems over the past year and that no deficiencies were found by any independent audit. The Board also considered the services provided by Forward Management as a “manager of managers.” In this connection, the Board noted that Forward Management has been active in monitoring the performance of the Sub-Advisors to the Funds.

Sub-Advisory Agreements. The Board considered the benefits to shareholders of retaining or continuing to retain each Sub-Advisor, particularly in light of the nature, extent, and quality of services to be provided by each Sub-Advisor. The Board considered that each Sub-Advisor had represented that it had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit. The Board considered the quality of the management services provided to the Funds over both the short and long term and the organizational depth and stability of each Sub-Advisor, including the background and experience of each Sub-Advisor’s senior management and the expertise of and amount of attention expected to be given to the Funds by the respective portfolio management teams. In this connection, the Board has received regular presentations from portfolio management personnel from each of the Sub-Advisors, and has discussed investment results with such personnel. The Board also considered each Sub-Advisor’s compliance operations with respect to the Funds, including the assessment of each Sub-Advisor’s compliance program by the Trust’s Chief Compliance Officer pursuant to Rule 38a-1 under the 1940 Act. In conducting its review, the Board was aided by assessments of personnel at Forward Management and the various presentation materials (including frequent presentations made by representatives of the Sub-Advisors to the Board) during the course of the year.

The Board concluded that it was satisfied with the nature, extent and quality of the services provided by Forward Management under the Advisory Agreement and each of the Sub-Advisors under the respective Sub-Advisory Agreement.

Investment Performance

In considering information about the Funds’ historical performance, the Board was provided with information contained in a Morningstar Ratings Analysis about the Funds’ historical performance, noting whether there were periods of underperformance and outperformance relative to the Funds’ peer group as well as its benchmark index over time. The Board was provided with a comparative analysis of the performance of the Funds relative to certain comparable funds and relevant market indices for certain periods, including annual performance information and cumulative performance information. In assessing performance of the Forward Management and the Sub-Advisors, as applicable, the Board also considered the length of time each Sub-Advisor had served as a Sub-Advisor to the respective Fund or Forward Management had served as investment advisor to the respective Fund. The Board also noted the need for Forward Management or each Sub-Advisor to adhere to its

233	December 31, 2009

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

investment mandates, which could at times have an impact on a Fund’s performance.

The Board noted that, as a general matter, the Funds had periods of both underperformance and outperformance relative to comparable funds within their respective Morningstar Category over time. Specifically, the Board noted:

•

The Accessor Aggressive Growth Allocation Fund underperformed its peer group median during the one- and three-year periods ended June 30, 2009, and outperformed its peer group median during the five-year period ended June 30, 2009;

•	The Accessor Balanced Allocation Fund outperformed its peer group median for the one-, three- and five-year periods ended June 30, 2009;

•	The Accessor Growth Allocation Fund outperformed its peer group median during the one-, three- and five-year periods ended June 30, 2009;

•	The Accessor Growth & Income Allocation Fund underperformed its peer group median during the one, three and five-year periods ended June 30, 2009;

•

The Accessor Growth Fund outperformed its peer group median during the one-year period ended June 30, 2009, and underperformed its peer group during the three- and five-year periods ended June 30, 2009;

•	The Accessor High Yield Bond Fund outperformed its peer group median for the one-, three and five-year periods ended June 30, 2009;

•

The Accessor Income Allocation Fund performed comparably to it peer group for the one-year period ended June 30, 2009, and underperformed its peer group median during the three- and five-year periods ended June 30, 2009;

•

The Accessor Income & Growth Allocation Fund underperformed its peer group median during the three- and five-year periods ended June 30, 2009, but outperformed its peer group median during the one-year period ended June 30, 2009;

•

The Accessor Investment Grade Fixed Income Fund outperformed its peer group median during the one year period ended June 30, 2009, but underperformed its peer group median during the three- and five-year periods ended June 30, 2009;

•	The Accessor International Equity Fund underperformed its peer group median for the one-, three-and five-year periods ended June 30, 2009;

•	The Accessor Mortgage Fund outperformed its peer group median for the one, three and five-year periods ended June 30, 2009;

•	The Accessor Small to Mid Cap Fund underperformed its peer group median for the one, three and five-year periods ended June 30, 2009;

•	The Accessor Value Fund underperformed its peer group median for the one, three and five-year periods ended June 30, 2009; and

•	The Accessor Strategic Alternatives Fund outperformed its peer group median for the one-year period ended June 30, 2009;

The Board noted that the Accessor Frontier Markets Fund had not been ranked by Morningstar as of the September 25, 2009 meeting of the Board.

December 31, 2009	234

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

Performance information for each class of shares of the Funds, including performance relative to each Fund’s benchmark index, is contained in this Report under the heading “Fund Performance.”

The Board considered the various performance data presented, and considered that certain Funds underperforming their benchmark or peer group for a given period had outperformed such benchmarks or peer groups during other periods. The Board also recognized that certain asset classes or strategies may be out of favor from time to time, which can have an effect on performance. The Board discussed the possible reasons for the underperformance of certain Funds with Forward Management and took note of Forward Management’s plans to continue to monitor and address performance.

The Board determined to continue to monitor the performance of the Funds and concluded after consideration of the performance and strategy for each of the Funds that each Sub-Advisor should continue to serve under the respective Sub-Advisory Agreement subject to supervision of the Board and Forward Management, and that Forward Management should continue to serve under the Advisory Agreement subject to the supervision of the Board.

Profitability and Reasonableness of Advisory Compensation

Advisory Agreement. The Board considered the costs of services to be provided and profits to be realized by Forward Management from its relationship with the Funds, including the overall financial soundness of Forward Management. The Board considered financial information previously provided by Forward Management, which showed a strong balance sheet with an operating loss for recent periods. The Board noted that Forward Management has been responsive to inquiries over time regarding the firm’s financial resources and ability to serve as the investment advisor to the Funds, and the Board has been satisfied with this information. The Board also considered that Forward Management has historically waived fees or reimbursed the various series of the Trust for certain operating expenses that exceeded stated expense limits, and that amounts waived or reimbursed by Forward Management have been substantial. The Board also noted that Forward Management has been willing to incur expenses to replace Sub-Advisors when necessary.

The Board also considered information regarding the investment management fees charged to the Funds by Forward Management and operating expense comparisons for each Fund meaningfully compared with other comparable registered investment companies. The Board noted that the investment management fees to be paid to Forward Management with respect to each of the Funds were within the range of the gross investment management fees charged to the group of similar investment companies presented to the Board.

The Board noted that Forward Management’s business currently consists primarily of managing the series of the Trust, and that Forward Management does not currently manage a significant amount of investment accounts other than the series of the Trust, and so it is not possible to compare the fees charged to the Funds with fees charged to other non-investment company clients of Forward Management. The Board also noted that overall expense ratios of certain of the Funds are currently limited by Forward Management pursuant to contractual expense limitation and/or reimbursement agreements.

The Board concluded that Forward Management’s profitability with respect to the Funds was not excessive and that the advisory fees charged to each Fund were reasonable in light of the services provided to each Fund.

235	December 31, 2009

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

Sub-Advisory Agreements. With respect to the fees paid to the Sub-Advisors, the Board considered information regarding the advisory fees charged by the Sub-Advisors to their other clients, and sub-advisory fees charged by other investment advisors to registered investment companies with similar investment objectives and strategies. The Board noted that the sub-advisory fees to be paid to each Sub-Advisor are to be paid directly by the Trust on behalf of each respective Fund, and not by Forward Management out of Forward Management’s advisory fees. The Board also noted that the Accessor Growth Fund and Accessor Value Fund have fulcrum sub-advisory fee arrangements. With respect to these particular Funds, the Board considered the fee schedules, the various class expense ratios and reference classes used to determine performance for purposes of the performance fee, the nature of the comparative indices used, and the magnitude of relative out-performance or under-performance required to trigger the performance fee adjustment and achieve the maximum upward and downward adjustments.

The Board considered the operating results and financial condition of each Sub-Advisor based on the financial information each Sub-Advisor had provided. The Trustees noted that it was difficult to accurately determine or evaluate the profitability of a particular Sub-Advisory Agreement because each of the Sub-Advisors managed assets other than the Funds or have multiple business lines and, further, that any such assessment would involve assumptions regarding each Sub-Advisor’s allocation policies, capital structure, cost of capital, business mix and other factors. Based on the prior information provided and the nature of the negotiation underlying each Sub-Advisory Agreement, the Board concluded that it was reasonable to infer that each Sub-Advisors’ profitability with respect to the relevant Fund was not excessive and that the sub-advisory fees charged to each Fund were reasonable in light of the services provided to each Fund.

Economies of scale

The Board considered the potential of Forward Management and the Funds to experience economies of scale as the Funds grow in size but recognized that the current asset levels of certain of the Funds do not provide significant economies of scale. The Board noted that Forward Management has typically subsidized those funds at smaller asset levels. The Board concluded that, considering the size and operating history of the Funds and the fee and financial information considered by the Board, the current fee structures reflected in the Agreements are appropriate. The Board also noted that it would have the opportunity to periodically re-examine whether the Funds had achieved economies of scale and the appropriateness of advisory fees payable to Forward Management in the future.

Any additional benefits and other considerations

The Board considered ancillary benefits to be received by Forward Management as a result of Forward Management’s relationship with the Funds, including the fees paid by the Funds to ReFlow Management Co., LLC, a company that is affiliated with Forward Management, for the Funds’ participation in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. The Board concluded that any potential benefits to be derived by Forward Management from its relationship with the Funds include potential for larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisors to mutual funds. The Board considered any benefits to be derived by each Sub-Advisor from its relationship with the

December 31, 2009	236

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

Funds, such as soft dollar arrangements. In this connection, the Board has received regular reports from the Advisor and each Sub-Advisor regarding its soft dollar policies and usage. The Board considered ancillary benefits to be received by the Sub-Advisors as a result of the Sub-Advisors’ relationships with the Trust. The Board concluded that any potential benefits to be derived by a Sub-Advisor from its relationship with the Funds included potential for larger assets under management and reputational benefits which are consistent with those generally derived by advisors or sub-advisors to mutual funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, found that: (i) the compensation payable under each of the Agreements is fair and bears a reasonable relationship to the services to be rendered; and (ii) the renewal of the Advisory Agreement and each Sub-Advisory Agreement is in the best interests of each respective Fund and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the renewal of the Advisory Agreement and each Sub-Advisory Agreement.

237	December 31, 2009

Shareholder Voting Results (Unaudited)

Forward Funds

Special Meeting of Shareholders

November 9, 2009

Ballot

The undersigned holder of capital stock of each Fund of the Forward Funds, or duly authorized proxy or proxies for a holder or holders of said stock (as evidenced by an executed proxy delivered to the Inspector of Election), hereby votes:

For approval of the election of two Trustees who are not “interested persons” of the Trust as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Non-Interested Trustees”). The election of Trustees will be determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares of all Funds voting in person or by proxy at the Meeting.

The purpose of this Proposal is to elect two Trustees to the Board as follows:

DeWitt F. Bowman

614,031,398 Votes in favor

2,901,211 Votes withheld

Votes in favor represented 99.53% of total votes

Cecilia H. Herbert

614,180,057 Votes in favor

2,752,552 Votes withheld

Votes in favor represented 99.55% of total votes

Forward Funds

Special Meeting of Shareholders

November 9, 2009

Board of Inspector of Election

To the Secretary of the Special Meeting of Shareholders of the Forward Funds: I, the undersigned Inspector of Election, having been duly authorized and qualified, do report and certify as to the Special Meeting of Shareholders of the Forward Funds held at 433 California Street, 11th Floor, San Francisco, California 94104, on November 9, 2009 at 9:00 a.m., Pacific Time, that:

Forward Funds

1. Out of 1,025,641,987 shares of Common Stock of the Forward Funds outstanding and entitled to vote at said meeting, a total of 616,932,609 shares of said stock were represented either in person or by proxy.

2. Upon a vote by holders of the shares of Common Stock of the Forward Funds, the election of Trustees of the Forward Funds, be, and is hereby, approved. The following votes were cast:

DeWitt F. Bowman

614,031,398 Votes in favor

2,901,211 Votes withheld

Cecilia H. Herbert

614,180,057 Votes in favor

2,752,552 Votes withheld

December 31, 2009	238

Additional Company Information (Unaudited)

The business and affairs of the Trust and each Fund are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. You can find more information about the Trustees in the Statement of Additional Information (SAI) which is available without charge by calling (800) 759-3504.

INDEPENDENT TRUSTEES:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Age: 62	Chairman	Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (1971 to present); General Partner of M&B Development, a real estate investment business (1983 to present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (1989 to present); President of the William Saroyan Foundation (1992 to present); Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001) ; Trustee of the International House of UC Berkeley (term: 2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2007); Trustee of the Herbert Hoover Presidential Library (1997 to present); Trustee of the Herbert Hoover Foundation (2002 to present); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006) Director of The Walnut Management Co., a privately held family investment company (2008 to present); President of the Foundation of City College (2006 to present); Director of Near East Foundation (2007 to present); Member of the Board of Overseers of the Hoover Institution at Stanford University (2006 to present).	33	Chairman and Director of SIFE Trust Fund (1978-2002)

Donald O’Connor Age: 73	Trustee	Since 2000+	Financial Consultant (1997 to present); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	33	Trustee of the Advisors Series Trust (15) (1997 to present).

239	December 31, 2009

Additional Company Information (Unaudited)

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
DeWitt F. Bowman Age: 79	Trustee, Audit Committee Chairman	Since 2006 (Director of Forward Funds, Inc. since 2000)+	Principal, Pension Investment Consulting, a consulting company (1994 to present); Interim Treasurer and Vice President for Investments, University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to present); Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (1994 to present).	33	Trustee, Brandes Mutual Funds (1995 to present); Director, RREEF America III REIT (2002 to present); Director, RREEF America I REIT (2004 to 2007); Trustee, Sycuan Funds (2003 to 2009); Trustee, Wilshire Mutual Funds (1996 to 2007); Trustee, PCG Private Equity Fund, (1994 to present); Trustee, Wilshire VIT Funds (2005 to 2007).

Cecilia H. Herbert Age: 60	Trustee	Since 2009+	President of the Board of Catholic Charities CYO (since 2007); Trustee, The Thacher School (since 2002); Chair, The Thacher School Investment Committee (since 2006); Chair, Thacher School Finance Committee (2006-2008).		Director, iShares Inc. (since 2005); Trustee, iShares Trust (since 2005); Trustee, Pacific Select Funds (2004 -2005).

December 31, 2009	240

Additional Company Information (Unaudited)

INTERESTED TRUSTEE:

Name, Address, and Age*	Position(s) Held) with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr. **** Age: 47	President, Trustee	Since 2001+	Chief Executive Officer of Forward Management, LLC, an investment advisor (2001 to present); Chief Executive Officer and Director, ReFlow Management Co., LLC, an investment services company (2001 to present); Chief Executive Officer and Director, ReFlow Fund, LLC, an investment services company (2001 to present); Chief Executive Officer of Sutton Place Management, an investment services company (2001 to present); Chief Executive Officer of Sutton Place Associates (2001 to present); Chief Executive Officer of FISCOP, LLC (2001 to present); Chief Executive Officer of Broderick Management, LLC, an investment services company (2001 to present); Member of ICI Board of Governors (2008 to present); Director of Legato Capital Management, an investment services company (2004 to 2009); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to present); Advisory Board Member, Finaplex, a software company (2002 to present); Advisory Board of SunGard Expert Solutions (1998 to present).	33	Director, FOLIOfn, Inc. (2002 to present).

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.

**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.

***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

****	Mr. Reid is considered an interested Trustee because he acts as Chief Executive Officer of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.

+	Each Trustee, other than Mr. Bowman and Ms. Herbert, has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, each Trustee served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000. Ms. Herbert was appointed as a Trustee effective November 9, 2009.

241	December 31, 2009

Additional Company Information (Unaudited)

OFFICERS:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee
Eric Kleinschmidt 1 Freedom Valley Drive Oaks, PA 19456 Age: 41	Treasurer (Accessor Series)	Since 2007	Employed by SEI Investments since 1995; Director of Fund Accounting since 2004. Served as Manager from 1999-2004.	N/A

Barbara H. Tolle 433 California Street Suite 1100 San Francisco, CA 94104 Age: 60	Assistant Treasurer (Accessor Series)	Since 2006	Director of Fund Accounting and Operations, Forward Management (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1999-2006).

Mary Curran 433 California Street Suite 1100 San Francisco, CA 94104 Age: 62	Secretary	Since 2004**	Chief Legal Officer, Forward Management (since 2002); Chief Legal Officer, ReFlow Management Co., LLC (since 2002); General Counsel, Morgan Stanley Online (1997-2002).	N/A

Judith M. Rosenberg 433 California Street Suite 1100 San Francisco, CA 94104 Age: 61	Chief Compliance Officer and Chief Legal Officer	Since 2006	Chief Compliance Officer, Forward Management (since 2005); First Vice President and Senior Attorney, Morgan Stanley (1984-2005).	N/A

Robert S. Naka 433 California Street Suite 1100 San Francisco, CA 94104 Age: 46	Vice President Funds	Since 2009	Senior Vice President Operations, Forward Management (since 2009); Principal & Chief Operating Officer, Anew Capital Management LLC (2007-2009); Executive Vice President & Chief Operating Officer, ING Funds & Predecessors (1989-2007).	N/A

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

**	Ms. Curran has served as an officer of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Ms. Curran served as an officer for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005.

December 31, 2009	242

Additional Fund Information (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Accessor Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 759-3504 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of Proxy Voting Records for the 12 Month Period Ended June 30, 2009

Information regarding how the Accessor Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2009 is available without charge, upon request, by calling (800) 759-3504. You can obtain the Accessor Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Accessor Funds files each Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Information included in the Accessor Funds’ Forms N-Q is also available by calling (800) 759-3504.

243	December 31, 2009

Investment Advisor
Forward Management, LLC

Administrator
SEI Investments Global Funds Services

Distributor
SEI Investments Distribution Co.

Counsel
Dechert LLP

Independent Registered Public Accounting Firm
PricewaterhouseCoopers, LLP

Custodian
Brown Brothers Harriman & Co.

Transfer Agent
ALPS Fund Services, Inc.

ACCESSOR

Accessor Funds
P.O. Box 1345
Denver, CO 80201
(800) 882-9612
www.accessor.com

Alternatives Funds
Accessor Strategic Alternatives
Accessor Frontier Markets

Fixed Income Funds
Accessor High Yield Bond
Accessor Investment Grade Fixed-Income
Accessor Mortgage Securities
Accessor U.S. Government Money

Asset Allocation Funds
Accessor Income Allocation
Accessor Income & Growth Allocation
Accessor Balanced Allocation
Accessor Growth & Income Allocation
Accessor Growth Allocation
Accessor Aggressive Growth Allocation

FSC Mixed Sources
Product group from well-managed forests, controlled sources and recycled wood or fiber
www.fsc.org Cert no. SCS-COC-000648
© 1996 Forest Stewardship Council

Printed with SOYINK
Printed on recycled paper using soy-based inks.

FWD2350

Item 2 — Code of Ethics.

The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant. During the period covered by this report, no amendments were made to the provisions of the code of ethics. The registrant’s Code of Ethics for principal executive and principal financial officers is incorporated by reference as described under Item 12(a)(1) on this Form N-CSR.

During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted as referenced above were granted.

A copy of the Code of Ethics for principal executive and principal financial officers will be sent to you free of charge, upon request, by calling or writing: Forward Funds, P.O. Box 1345, Denver, CO 80201, (800) 999-6809.

Item 3 — Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” serving on its audit committee, DeWitt Bowman. Mr. Bowman is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 — Principal Accountant Fees and Services.

The fee information provided for 2008 in paragraphs (a)—(g) pertains to the Accessor Growth Fund, the Accessor Value Fund, the Accessor Small to Mid Cap Fund, the Accessor International Equity Fund, the Accessor Total Return Fund, the Accessor Strategic Alternatives Fund, the Accessor High Yield Bond Fund, the Accessor Intermediate Fixed-Income Fund, the Accessor Short-Intermediate Fixed-Income Fund, the Accessor Mortgage Securities Fund, the Accessor Limited Duration U.S. Government Fund, the Accessor U.S. Government Money Fund, the Accessor Income Allocation Fund, the Accessor Income & Growth Allocation, the Accessor Balanced Allocation, the Accessor Growth & Income Allocation, the Accessor Growth Allocation and the Accessor Aggressive Growth Allocation Fund. Effective September 1, 2008, pursuant to an Agreement and Plan of Reorganization, each of the Funds were reorganized from a series of Accessor Funds, Inc. a Maryland corporation (the “Predecessor Company”), into corresponding newly-created series of the registrant with the same names. Fee information presented below for the Funds for the period prior to September 1, 2008 relate to the Funds as a series of the Predecessor Company. The fee information provided for 2009 in paragraphs (a)—(g) pertains of the Accessor Growth Fund, the Accessor Value Fund, the Accessor Small to Mid Cap Fund, the Accessor International Equity Fund, the Accessor Strategic Alternatives Fund, the Accessor Frontier Markets Fund, the Accessor High Yield Bond Fund, the Accessor Investment Grade Fixed-Income Fund, the Accessor Mortgage Securities Fund, the Accessor U.S. Government Money Fund, the Accessor Income Allocation Fund, the Accessor Income & Growth Allocation, the Accessor Balanced Allocation, the Accessor Growth & Income Allocation, the Accessor Growth Allocation and the Accessor Aggressive Growth Allocation Fund (collectively, the “Funds”). The Forward series of the registrant have disclosed or will disclose this information in a separate Form N-CSR.

Audit Fees

(a)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds were $204,226 for the fiscal year ended December 31, 2009 and $385,000 for the fiscal year ended December 31, 2008.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were $30,000 for the fiscal year ended December 31, 2009 and $63,725 for the fiscal year ended December 31, 2008.

Tax Fees

(c)	The aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds was $58,900 for the fiscal year ended December 31, 2009 and $51,975 for the fiscal year ended December 31, 2008.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item on behalf of the Funds were $0 for the fiscal year ended December 31, 2009 and $0 for the fiscal year ended December 31, 2008.

(e)(1)	The registrant’s Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services to be performed for the registrant by its Auditor. The registrant’s Audit Committee has established polices and procedures (“Procedures”) for pre-approval of all audit and permissible non-audit services provided by its independent accountant (“Auditor”). Under the Procedures, the Audit Committee must approve the engagement of the Auditor to certify the Funds’ financial statements for each fiscal year. In approving this engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee shall also consider the Auditor’s proposed fees for the engagement, in light of the scope and nature of the audit services that the Funds will receive. The Audit Committee will report to the Board of Trustees regarding its approval of the engagement and the proposed fees for the engagement, and the basis for such approval.

Additionally, the Audit Committee may pre-approve certain types of non-audit services to the Funds and their service affiliates that are not a prohibited service, as described in the Procedures. The Audit Committee may set limits on fees and other conditions on such services, as it believes to be appropriate. On an annual basis, management of the Funds, in consultation with the Auditor, shall provide to the Audit Committee for its consideration: (i) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (ii) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that service affiliates may request from the Auditor during the fiscal year. In addition, the Procedures permit the Audit Committee to pre-approve non-audit services to the Funds and to its service affiliates on a project-by-project basis.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable

(c)	100%

(d)	Not applicable

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were $23,500 for the fiscal year ended December 31, 2009 and $115,700 for the fiscal year ended December 31, 2008.

(h)	The registrant’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 — Audit Committee of Listed Registrants.

Not applicable.

Item 6 — Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7 — Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 — Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 — Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10 — Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11 — Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit-99.(A)(1) to the registrant’s Form N-CSR for its fiscal year ended December 31, 2006, filed electronically with the Securities and Exchange Commission on March 9, 2007.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FORWARD FUNDS

By:	/s/ J. ALAN REID, JR.
J. Alan Reid, Jr.
President & Trustee

Date:	March 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. ALAN REID, JR.
J. Alan Reid, Jr.
President & Trustee

Date:	March 9, 2010

By:	/s/ ERIC KLEINSCHMIDT
Eric Kleinschmidt
Treasurer

Date:	March 9, 2010